     As filed with the Securities and Exchange Commission on April 23, 2003
                                             Registration No. 333-62397/811-4420


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------


                                    FORM N-6
             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
                         PRE-EFFECTIVE AMENDMENT NO.                        ( )
                                                    ----
                       POST-EFFECTIVE AMENDMENT NO. 7                       (X)
                                                   ----
                                     and/or
                   REGISTRATION STATEMENT UNDER THE INVESTMENT
                               COMPANY ACT OF 1940
                              Amendment No. 11                              (X)
                        (Check appropriate box or boxes)


                             WRL SERIES LIFE ACCOUNT
                           (Exact Name of Registrant)

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                               (Name of Depositor)
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
         (Address of Depositor's Principal Executive Offices) (Zip Code)
               Depositor's Telephone Number, including Area Code:
                                 (727) 299-1800

                                Thomas E. Pierpan
         Senior Vice President, Assistant Secretary and General Counsel
                   Western Reserve Life Assurance Co. of Ohio
                              570 Carillon Parkway
                            St. Petersburg, FL 33716
                     (Name and Address of Agent for Service)

                                    Copy to:

                          Mary Jane Wilson-Bilik, Esq.
                         Sutherland Asbill & Brennan LLP
                         1275 Pennsylvania Avenue, N.W.
                           Washington, D.C. 20004-2415

Approximate Date of Proposed Public Offering:   May 1, 2003

It is proposed that this filing will become effective (check appropriate box):


     immediately upon filing pursuant to paragraph (b)
---
 X   on May 1, 2003, pursuant to paragraph (b)
---
     60 days after filing pursuant to paragraph (a)(1)
---
     on     (date)        , pursuant to paragraph (a)(1)
---     ------------------


If appropriate, check the following box:

 X   This post-effective amendment designates a new effective date for a
---  previously filed post-effective amendment.

                                     PART A

                      INFORMATION REQUIRED IN A PROSPECTUS

PROSPECTUS
MAY 1, 2003

                              WRL FREEDOM ELITE(R)
                                 ISSUED THROUGH

                             WRL SERIES LIFE ACCOUNT

                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              570 CARILLON PARKWAY

                          ST. PETERSBURG, FLORIDA 33716
                                 1-800-851-9777

                                 (727) 299-1800

          AN INDIVIDUAL FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY


This prospectus describes the WRL Freedom Elite(R), a flexible premium variable life insurance policy (the "Policy"). You can allocate your Policy's cash value to the fixed account (which credits a specified guaranteed interest rate) and/or to the WRL Series Life Account, which invests through its subaccounts in portfolios of the AEGON/Transamerica Series Fund, Inc. - Initial Class (the "Series Fund") and Fidelity Variable Insurance Products Funds (VIP) - Service Class 2 (the "VIP Funds") (collectively, the "funds").


The portfolios of the Series Fund available to you under this Policy are:

[ ]  Munder Net50                                                [ ] PBHG Mid Cap Growth
[ ]  Van Kampen Emerging Growth                                  [ ] T. Rowe Price Equity Income
[ ]  T. Rowe Price Small Cap                                     [ ] Transamerica Value Balanced
[ ]  Alger Aggressive Growth                                     [ ] American Century International
[ ]  Third Avenue Value                                          [ ] Great Companies--Global(2)
[ ]  LKCM Strategic Total Return                                 [ ] Great Companies--Technology(SM)
[ ]  Clarion Real Estate Securities                              [ ] Janus Growth
[ ]  Federated Growth & Income                                   [ ] Janus Global
[ ]  AEGON Bond                                                  [ ] Janus Balanced
[ ]  Transamerica Money Market                                   [ ] PIMCO Total Return
[ ]  Marsico Growth (formerly, Goldman Sachs Growth)             [ ] Asset Allocation - Conservative Portfolio (formerly,
[ ]  Transamerica Equity                                                  Conservative Asset Allocation)
[ ]  GE U.S. Equity                                              [ ]  Asset Allocation - Moderate Portfolio (formerly, Moderate
[ ]  Transamerica Growth Opportunities                                    Asset Allocation)
[ ]  Great Companies--America(SM)                                [ ] Asset Allocation - Moderate Growth Portfolio (formerly,
[ ]  Transamerica Convertible Securities                                  Moderately Aggressive Asset Allocation)
[ ]  Salomon All Cap                                             [ ] Asset Allocation - Growth Portfolio (formerly, Aggressive
[ ]  Dreyfus Mid Cap                                                      Asset Allocation)
[ ]  PBHG/NWQ Value Select

The portfolios of the VIP Funds available to you under this Policy are:

[ ] VIP Equity-Income Portfolio*             [ ] VIP Contrafund (R) Portfolio*            [ ] VIP Growth Opportunities Portfolio*

* Effective May 1, 2003, this portfolio is no longer available for sale to new investors.

If you already own a life insurance policy, it may not be to your advantage to buy additional insurance or to replace your Policy with the Policy described in this prospectus. And it may not be to your advantage to borrow money to purchase this Policy or to take withdrawals from another Policy you own to make premium payments under this Policy.

Prospectuses for the portfolios of the funds must accompany this prospectus. Certain portfolios may not be available in all states. Please read these documents before investing and save them for future reference.

An investment in this Policy is not a bank deposit. The Policy is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

     THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED
      THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

TABLE OF CONTENTS
========================================================================================
Policy Benefits/Risks Summary.....................................................     1
  Policy Benefits.................................................................     1
    The Policy in General.........................................................     1
    Flexible Premiums.............................................................     1
    Variable Death Benefit........................................................     1
    No Lapse Guarantee............................................................     2
    Cash Value....................................................................     2
    Transfers.....................................................................     2
    Loans.........................................................................     2
    Cash Withdrawals and Surrenders...............................................     3
    Tax Benefits..................................................................     3
  Policy Risks....................................................................     3
    Risk of an Increase in Current Fees and Expenses..............................     3
    Investment Risks..............................................................     3
    Risk of Lapse.................................................................     4
    Tax Risks (Income Tax and MEC)................................................     4
    Loan Risks....................................................................     4
Portfolio Risks...................................................................     5
Fee Tables........................................................................     5
    Range of Expenses for the Portfolios..........................................    12
Western Reserve, The Separate Account, the Fixed Account and the Portfolios.......    12
    Western Reserve...............................................................    12
    The Separate Account..........................................................    12
    The Fixed Account.............................................................    13
    The Portfolios................................................................    13
    Addition, Deletion, or Substitution of Investments............................    17
    Your Right to Vote Portfolio Shares...........................................    17
Charges and Deductions............................................................    18
    Premium Charges...............................................................    18
    Monthly Deduction.............................................................    18
    Mortality and Expense Risk Charge.............................................    20
    Surrender Charge..............................................................    20
    Pro Rata Decrease Charge......................................................    22
    Transfer Charge...............................................................    23
    Loan Interest Charge..........................................................    23
    Change in Net Premium Allocation Charge.......................................    23
    Cash Withdrawal Charge........................................................    23
    Taxes.........................................................................    23
    Portfolio Expenses............................................................    23
The Policy........................................................................    24
    Ownership Rights..............................................................    24
    Modifying the Policy..........................................................    24
    Purchasing a Policy...........................................................    24
    Tax-Free "Section 1035" Exchanges.............................................    25
    When Insurance Coverage Takes Effect..........................................    25
Policy Features...................................................................    26
  Premiums........................................................................    26
    Allocating Premiums...........................................................    26
    Premium Flexibility...........................................................    27



             This Policy is not available in the State of New York.

    Planned Periodic Payments..............................................................     27
    Minimum Monthly Guarantee Premium......................................................     27
    No Lapse Period........................................................................     28
    Premium Limitations....................................................................     28
    Making Premium Payments................................................................     28
Transfers..................................................................................     29
    General................................................................................     29
    Fixed Account Transfers................................................................     30
    Conversion Rights......................................................................     31
    Dollar Cost Averaging..................................................................     31
    Asset Rebalancing Program..............................................................     31
    Third Party Asset Allocation Services..................................................     32
Policy Values..............................................................................     32
    Cash Value.............................................................................     32
    Net Surrender Value....................................................................     33
    Subaccount Value.......................................................................     33
    Subaccount Unit Value..................................................................     33
    Fixed Account Value....................................................................     34
Death Benefit..............................................................................     34
    Death Benefit Proceeds.................................................................     34
    Base Policy Death Benefit..............................................................     35
    Effect of Cash Withdrawals on the Death Benefit........................................     36
    Choosing Death Benefit Options.........................................................     36
    Changing the Death Benefit Option......................................................     36
    Decreasing the Specified Amount........................................................     37
    No Increases in Specified Amount.......................................................     37
    Payment Options........................................................................     37
Surrenders and Cash Withdrawals............................................................     37
    Surrenders.............................................................................     37
    Cash Withdrawals.......................................................................     38
    Canceling a Policy.....................................................................     38
Loans    ..................................................................................     39
    General................................................................................     39
    Interest Rate Charged..................................................................     40
    Loan Reserve Interest Rate Credited....................................................     40
    Effect of Policy Loans.................................................................     40
Policy Lapse and Reinstatement.............................................................     40
    Lapse..................................................................................     40
    No Lapse Period........................................................................     41
    Reinstatement..........................................................................     41
Federal Income Tax Considerations..........................................................     42
    Tax Status of the Policy...............................................................     42
    Tax Treatment of Policy Benefits.......................................................     42
Other Policy Information...................................................................     44
    Benefits at Maturity...................................................................     44
    Payments We Make.......................................................................     45
    Split Dollar Arrangements..............................................................     45
    Policy Termination.....................................................................     46
Supplemental Benefits (Riders).............................................................     46
    Children's Insurance Rider.............................................................     46
    Accidental Death Benefit Rider.........................................................     47
    Other Insured Rider....................................................................     47
    Disability Waiver Rider................................................................     48

    Disability Waiver and Income Rider.....................................................     48
    Primary Insured Rider ("PIR") and Primary Insured Rider Plus ("PIR Plus")..............     48
    Terminal Illness Accelerated Death Benefit Rider.......................................     49
Additional Information.....................................................................     50
    Sale of the Policies...................................................................     50
    Legal Proceedings......................................................................     50
    Financial Statements...................................................................     50
Performance Data...........................................................................     50
    Rates of Return........................................................................     50
Table of Contents of the Statement of Additional Information...............................     53
Glossary ..................................................................................     54
Appendix A - Surrender Charge Base Premiums (per thousand of specified amount).............     57
Prospectus Back Cover......................................................................     59
    Personalized Illustrations of Policy Benefits..........................................     59
    Inquiries..............................................................................     59

POLICY BENEFITS/RISKS SUMMARY                               WRL FREEDOM ELITE(R)
================================================================================

This summary describes the Policy's important benefits and risks. More detailed information about the Policy appears later in this prospectus and in the Statement of Additional Information ("SAI"). For your convenience, we have provided a Glossary at the end of this prospectus that defines certain words and phrases used in this prospectus.

POLICY BENEFITS
================================================================================

THE POLICY IN GENERAL

o The WRL Freedom Elite(R) is an individual flexible premium variable life insurance policy. The Policy gives you the potential for long-term life insurance coverage with the opportunity for tax-deferred cash value accumulation. The Policy's cash value will increase or decrease depending on the investment performance of the subaccounts, the premiums you pay, the fees and charges we deduct, the interest we credit to the fixed account, and the effects of any Policy transactions (such as transfers, loans and partial withdrawals).


o The Policy is designed to be long-term in nature in order to provide significant life insurance benefits for you. However, purchasing this Policy involves certain risks. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should consider the Policy in conjunction with other insurance you own. THE POLICY IS NOT SUITABLE AS A SHORT-TERM SAVINGS VEHICLE. There may be adverse consequences should you decide to surrender your Policy early, such as payment of a surrender charge that applies during the first 15 Policy years.


o Fixed Account. You may place money in the fixed account where it earns at least 3% annual interest. We may declare higher rates of interest, but are not obligated to do so. The fixed account is part of our general account. The fixed account is NOT available to you if your Policy was issued in the State of New Jersey.

o Separate Account. You may direct the money in your Policy to any of the subaccounts of the separate account. Each subaccount invests exclusively in one of the portfolios listed on the cover of this prospectus. Money you place in a subaccount is subject to investment risk and its value will vary each day according to the investment performance of the portfolios in which the subaccounts invest.

o Supplemental Benefits (Riders). Supplemental riders are available under the Policy. We deduct charges for these riders from cash value as part of the monthly deduction. These riders may not be available in all states.

FLEXIBLE PREMIUMS

o You select a premium payment plan but the plan is flexible - you are not required to pay premiums according to the plan. You can change the frequency and amount, within limits, and can skip premium payments. Unplanned premiums may be made, within limits. Premium payments must be at least $84.

o You increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium. Under certain circumstances, extra premiums may be required to prevent lapse.

o Once we deliver your Policy, the FREE-LOOK PERIOD begins. You may return the Policy during this period and receive a refund.

VARIABLE DEATH BENEFIT

o If the insured dies while the Policy is in force, we will pay a death benefit to the beneficiary(ies). The amount of the death benefit depends on the specified amount of insurance you select, the death benefit option you chose, and any additional insurance provided by riders you purchase.

o CHOICE AMONG DEATH BENEFIT OPTIONS. You must choose one of two death benefit options. We offer the following:

         o     Option A is the greater of:

               ->    the current specified amount, or

               -> a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

         o     Option B is the greater of:

               -> the current specified amount, plus the Policy's cash value on the date of the insured's death, or

               -> a specified percentage, multiplied by the Policy's cash value on the date of the insured's death.

We will reduce the death benefit proceeds by any outstanding loan amount and any due and unpaid charges. We will increase the death benefit proceeds by any additional insurance benefits you add by rider, and any interest you paid in advance on any loan for the period between the date of death and the next Policy anniversary.

o Under current tax law, the death benefit should generally be U.S. federal income tax free to the beneficiary. Other taxes, such as estate taxes, may apply.

o CHANGE IN DEATH BENEFIT OPTION AND SPECIFIED AMOUNT. After the third Policy year and once each Policy year thereafter, you may make one of the following changes: change the death benefit option or decrease the specified amount. A decrease in specified amount is limited to no more than 20% of the specified amount prior to the decrease. The new specified amount cannot be less than the minimum specified amount as shown in your Policy.

NO LAPSE GUARANTEE

o We guarantee that your Policy will not lapse until the no lapse date shown on your Policy schedule page, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums in effect for each month since the Policy date up to and including the current month. If you take a cash withdrawal or a loan, or if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

CASH VALUE

o Cash value is the starting point for calculating important values under the Policy, such as net surrender value and the death benefit. There is no guaranteed minimum cash value. The Policy may lapse if you do not have sufficient cash value in the Policy to pay the monthly deductions, the surrender charge and/or any outstanding loan amount(s) (including interest you owe on any Policy loan(s)).

o The Policy will not lapse during the no lapse period so long as you have paid sufficient premiums.

TRANSFERS

o You can transfer cash value among the subaccounts and the fixed account. You may make transfers in writing, by telephone, by fax or electronically through our website.

o We charge a $10 transfer processing fee for each transfer after the first 12 transfers in a Policy year.

o    Dollar cost averaging and asset rebalancing programs are available.

o You may make one transfer per Policy year from the fixed account, and we must receive at our office your request to transfer from the fixed account within 30 days after a Policy anniversary unless you select dollar cost averaging from the fixed account.

LOANS

o After the first Policy year (as long as your Policy is in force), you may take a loan against the Policy up to 90% of the cash value, MINUS any surrender charge and MINUS any outstanding loan amount. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. The minimum loan amount is generally $500.

o We currently charge 5.2% interest annually. The interest will be charged in advance each year on any outstanding loan amount.

o To secure the loan, we transfer an amount equal to your loan from your cash value to a loan reserve account. The loan reserve account is part of the fixed account. We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%.

o After the 10th Policy year, on all amounts you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75%.


o Federal income taxes and a penalty tax may apply to loans you take against the Policy. The federal tax consequences of loans with preferred rates is uncertain and may have adverse tax consequences.


CASH WITHDRAWALS AND SURRENDERS

o You may take one withdrawal of cash value per Policy year after the first Policy year. The amount of the withdrawal may be limited to:

         ->    at least $500; and

         -> no more than 10% of the net surrender value. After the 10th Policy year, we currently intend to limit the withdrawal amount to no more than 25% of the net surrender value.

o We will deduct a processing fee equal to $25 or 2% of the amount you withdraw (whichever is less) from the withdrawal, and we will pay you the balance.

o A cash withdrawal will reduce the death benefit by at least the amount of the withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.


o You may fully surrender the Policy at any time before the insured's death or the maturity date. Life insurance coverage will end. You will receive the net surrender value (cash value MINUS surrender charge, MINUS any outstanding loan amount, plus any interest paid in advance on the loan for the period between the date of surrender and the next Policy anniversary). The surrender charge will apply during the first 15 Policy years. THE SURRENDER CHARGE MAY BE SIGNIFICANT. You may receive little or net surrender value if you surrender your Policy in the early Policy years.


o A cash withdrawal will reduce the cash value, so it will increase the risk that the Policy will lapse. A cash withdrawal may also increase the risk that the no lapse guarantee will not remain in effect.

o Federal income taxes and a penalty tax may apply to cash withdrawals and surrenders.

TAX BENEFITS


         We intend for the Policy to satisfy the definition of life insurance under the Internal Revenue Code so that the death benefit generally should be excludible from the taxable income of the beneficiary. In addition, if the Policy is a Modified Endowment Contract ("MEC"), you should not be deemed to be in receipt of any taxable gains on cash value until you take a withdrawal, surrender the Policy or we pay the maturity benefit. Moreover, transfers between the subaccounts are not taxable transactions.


POLICY RISKS
================================================================================

RISK OF AN INCREASE IN CURRENT FEES AND EXPENSES


         Certain fees and expenses currently are assessed at less than their guaranteed maximum levels. In the future, we may increase these current charges up to the guaranteed (that is, maximum) levels. If fees and expenses are increased, you may need to increase the amount and/or frequency of premiums to keep the Policy in force.


INVESTMENT RISKS


         If you invest your Policy's cash value in one or more subaccounts, then you will be subject to the risk that investment performance of the subaccounts will be unfavorable and that the cash value in your Policy will decrease. In addition, we deduct Policy fees and charges from your cash value, which can significantly reduce your cash value. During times of poor investment performance, this deduction will have an even greater impact on your cash value. You could lose everything you invest and your Policy could lapse without value, unless you pay additional premiums. If you allocate premiums to the fixed account, then we credit your fixed account value with a declared rate of interest. You assume the risk that the interest rate on the fixed account may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

RISK OF LAPSE

         If your Policy fails to meet certain conditions, we will notify you that the Policy has entered a 61-day grace period and will lapse without value unless you make a sufficient payment during the grace period.

         Your Policy contains a no lapse period (premium protection period in Illinois). Your Policy will not lapse before the no lapse date stated in your Policy, as long as you pay sufficient minimum guarantee premiums. If you do not pay sufficient premiums, you will automatically lose the no lapse guarantee and you will increase the risk that your Policy will lapse.

         If you take a cash withdrawal or Policy loan, if you decrease the specified amount, or if you add, increase or decrease a rider, you will increase the risk of losing the no lapse guarantee. We deduct the total amount of your withdrawals, any outstanding loan amount and any pro rata decrease charge from your premiums paid when we determine whether your premium payments are high enough to keep the no lapse period in effect.

         If you change death benefit options, decrease the specified amount, or add or increase a rider, we will increase the amount of your minimum monthly guarantee premium.

         Before you take a cash withdrawal, loan, decrease the specified amount or add, increase or decrease a rider, you should consider carefully the effect it will have on the no lapse guarantee.

         After the no lapse period, your Policy may lapse if loans, cash withdrawals, the monthly deductions, and insufficient investment returns reduce the net surrender value to zero. The Policy will enter a grace period if on any Monthiversary the net surrender value (that is, the cash value minus the surrender charge, and minus any outstanding loan amount, plus any interest you paid in advance on the loan between the date of surrender and the next Policy anniversary) is not enough to pay the monthly deduction due.

         A Policy lapse may have adverse tax consequences.

         You may reinstate this Policy within five years after it has lapsed (and prior to the maturity date), if the insured meets the insurability requirements and you pay the amount we require.

TAX RISKS (INCOME TAX AND MEC)

         We expect that the Policy will generally be deemed a life insurance contract under federal tax law, and that the death benefit paid to the beneficiary will generally not be subject to federal income tax. However, due to lack of guidance, there is less certainty in this regard with respect to Policies issued on a substandard basis.

         Depending on the total amount of premiums you pay, the Policy may be treated as a modified endowment contract ("MEC") under federal tax laws. If a Policy is treated as a MEC, partial withdrawals, surrenders, pledges and loans will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on the taxable portion of cash withdrawals, surrenders, pledges and loans taken before you reach age
59 1/2. If a Policy is not treated as a MEC, partial surrenders and withdrawals will not be subject to tax to the extent of your investment in the Policy. Amounts in excess of your investment in the Policy, while subject to tax as ordinary income, will not be subject to a 10% penalty tax. You should consult a qualified tax advisor for assistance in all tax matters involving your Policy.

LOAN RISKS

         A Policy loan, whether or not repaid, will affect cash value over time because we subtract the amount of the loan from the subaccounts and the fixed account and place that amount in the loan reserve as collateral. We then credit an effective annual rate of at least 4.0% to the loan collateral. As a result, the loan collateral does not participate in the investment results of the subaccounts and may not continue to receive the current interest rates credited to the unloaned portion of the fixed account. The longer the loan is outstanding, the greater the effect is likely to be. Depending on the investment results of the subaccounts and the interest rates credited to the fixed account, the effect could be favorable or unfavorable.

         We also currently charge interest on Policy loans at a rate of 5.2% to be paid in advance. Interest not paid when due is added to the amount of the loan to be repaid.

         A Policy loan could make it more likely that a Policy would lapse. A Policy loan will increase the risk that the no lapse period will not remain in effect. There is also a risk that if the loan, insurance charges and unfavorable investment experience reduce your net surrender value and the no lapse period is no longer in effect, then the Policy will lapse. Adverse tax consequences may result.


         If a loan from a Policy is outstanding when the Policy is surrendered or lapses, or if a loan is taken out and the Policy is a MEC or becomes a MEC within two years of taking the loan, then the amount of the outstanding indebtedness will be taxed as if it were a withdrawal from the Policy.


PORTFOLIO RISKS
================================================================================

A comprehensive discussion of the risks of each portfolio may be found in each portfolio's prospectus. Please refer to the prospectuses for the portfolios for more information.

         There is no assurance that any of the portfolios will achieve its stated investment objective.


FEE TABLES
===============================================================================

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering the Policy. If the amount of a charge depends on the personal characteristics of the insured or the owner, then the fee table lists the minimum and maximum charges we assess under the Policy, and the fees and charges of a typical policyowner with the characteristics set forth below. These charges may not be typical of the charges you will pay.

         The first table describes the fees and expenses that you will pay when buying the Policy, paying premiums, making cash withdrawals from the Policy, surrendering the Policy, or transferring Policy cash value among the subaccounts and the fixed account.


                                                     TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------------------
                                                                                         AMOUNT DEDUCTED
      CHARGE                   WHEN CHARGE IS DEDUCTED              GUARANTEED CHARGE                         CURRENT CHARGE
      ------                   -----------------------        -----------------------------          ------------------------------
   PREMIUM CHARGES                      None                               None                                   None

CASH WITHDRAWAL CHARGE             Upon withdrawal            2.0% of the amount withdrawn,           2.0% of the amount withdrawn,
                                                                     not to exceed $25                      not to exceed $25

SURRENDER CHARGE(1)             Upon full surrender of        Per $1,000 of initial Specified        Per $1,000 of initial Specified
                                the Policy during first                    Amount                                 Amount

1.  DEFERRED ISSUE CHARGE       15 Policy years.
    COMPONENT:



----------



(1) The surrender charge is equal to the sum of the Deferred Issue Charge and the Deferred Sales Charge multiplied by the Surrender Charge Percentage. The Deferred Issue Charge component of the surrender charge is assessed on the specified amount. The Deferred Sales Charge Component of the surrender charge is based upon issue age, gender and underwriting class of each individual insured and number of Policy years since the date of issue. The Surrender Charge Percentage on a Policy where the insured's issue age is less than 66 is 100% for the first 10 Policy years then decreases at the rate of 20% each Policy year until it reaches zero at the end of the 15th policy year. For a Policy where the insured's issue age is greater than 65, the Surrender Charge Percentage is 100% for the first several Policy years (3 to 9 depending on issue age and gender) and then declines to zero at the end of the 15th Policy year. The surrender charges shown in the table may not be typical of the charges you will pay. You can obtain more detailed information about the surrender charges that apply to you by contacting your agent and requesting a personalized illustration.

                                                     TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
                                                                                       AMOUNT DEDUCTED
      CHARGE                   WHEN CHARGE IS DEDUCTED                GUARANTEED CHARGE                CURRENT CHARGE
      ------                   -----------------------        -----------------------------           ----------------
SURRENDER CHARGE
(CONTINUED)

-    Minimum Charge                                           $ 5 per $ 1,000                           $ 5 per $ 1,000

-    Maximum Charge                                           $ 5 per $ 1,000                           $ 5 per $ 1,000

-    Charge during first                                      $ 5 per $ 1,000                           $ 5 per $ 1,000
     10 policy years for a
     male, issue age 32 in
     select non-tobacco use
     class.

2.  DEFERRED SALES             Upon full surrender of          A percentage of total premiums    A percentage of total premiums
    CHARGE COMPONENT:          the Policy during                          paid                              paid
                               first 15 Policy years.

-        Minimum Charge                                     26.5% up to the guideline         26.5% up to the guideline
                                                          premium plus 1.20% of premium     premium plus 1.20% of premium
                                                         paid in excess of the guideline   paid in excess of the guideline
                                                                    premium(2)                          premium(2)

-        Maximum Charge                                     26.5% up to the guideline         26.5% up to the guideline
                                                          premium plus 8.95% of premium     premium plus 8.95% of premium
                                                         paid in excess of the guideline   paid in excess of the guideline
                                                                    premium(3)                          premium(3)

-    Charge during first                                    26.5% up to the guideline         26.5% up to the guideline
     10 policy years for a                                 premium plus 8.4% of premium      premium plus 8.4% of premium
     male, issue age 32, in                              paid in excess of the guideline   paid in excess of the guideline
     select non-tobacco use                                         premium                             premium
            class.

TRANSFER CHARGE(4)                   Upon transfer       $10 for each transfer in excess   $10 for each transfer in excess
                                                              of 12 per Policy year             of 12 per Policy year

CHANGE IN NET PREMIUM               Upon change of                     $25                               None
ALLOCATION CHARGE                     allocation
                                   instructions for
                                  premium payments in
                                   excess of one per
                                    Policy quarter



----------



(2) This minimum charge is based on an insured with the following characteristics: unisex, age 80 at issue. This minimum charge may also apply to insureds with other characteristics.



(3) This maximum charge is based on an insured with the following characteristics: unisex, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.



(4) The first 12 transfers per Policy year are free.

                                                   TRANSACTION FEES
-----------------------------------------------------------------------------------------------------------------------
                                                                                AMOUNT DEDUCTED
                                                                GUARANTEED                                    CURRENT
            CHARGE              WHEN CHARGE IS DEDUCTED           CHARGE                                      CHARGE
------------------------------- ------------------------ ------------------------------- ------------------------------
PRO RATA DECREASE CHARGE         Deducted when amount    Equal to the surrender charge      Equal to the surrender
                                of specified amount is       (as of the date of the        charge (as of the date of
                                 decreased during the     decrease) applicable to that    the decrease) applicable to
                                 first 15 Policy years      portion of the specified          that portion of the
                                                            amount that is decreased       specified amount that is
                                                                                                  decreased.



         The table below describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including portfolio fees and expenses.



                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                 GUARANTEED                             CURRENT
         CHARGE                  WHEN CHARGE IS DEDUCTED           CHARGE                               CHARGE
------------------------------- ------------------------ ------------------------------ ------------------------------
MONTHLY POLICY CHARGE            Monthly on the Policy   $5.00 per month                $5.00 per month
                                   date and on each
                                     Monthiversary

COST OF INSURANCE(5)             Monthly on the Policy
(without Extra Ratings)(6)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 95
    -    Minimum Charge(7)                               $.06 per $1,000 of net         $.05 per $1,000 of net
                                                         amount at risk per month       amount at risk per month

    -    Maximum Charge(8)                               $24.85 per $1,000 of net       $21.12 per $1,000 of net
                                                         amount at risk per month       amount at risk per month

    -    Charge for a male                               $.13 per $1,000 of net         $.12 per $1,000 of net
         insured, issue age                              amount at risk per month       amount at risk per month
         32, in the ultimate
         select non-tobacco
         use class, in Policy
         year 3



----------



(5) Cost of insurance charges are based on each insured's issue age, gender, underwriting class, specified amount, Policy year, and the net amount at risk. Cost of insurance rates generally will increase each year with the age of the insured. Cost of insurance rates on a Policy with a specified amount of $1,000,000 and above are generally lower than that of a Policy with a specified amount less than $1,000,000. The cost of insurance rates shown in the table may not be representative of the charges you will pay. Your Policy's schedule page will indicate the guaranteed cost of insurance charges applicable to your Policy. You can obtain more detailed information concerning your cost of insurance charges by contacting your agent.



(6) We may place insureds in sub-standard underwriting classes with extra ratings that reflect higher mortality risks and that result in higher cost of insurance rates. If the insured possesses additional mortality risks, we may add a surcharge to the cost of insurance rates of up to $83.33 monthly per $1,000 of net amount at risk.



(7) This minimum charge is based on an insured with the following characteristics: female, age 10 at issue, juvenile class, in the first Policy year and a base face amount of $1,000,000 or higher (Band 2). This minimum charge may also apply to insureds with other characteristics.



(8) This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, standard tobacco underwriting class, in the 15th Policy year and a base face amount below $1,000,000 (Band 1). This maximum charge may also apply to insureds with other characteristics.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
---------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                 GUARANTEED                             CURRENT
         CHARGE                  WHEN CHARGE IS DEDUCTED           CHARGE                               CHARGE
------------------------------- ------------------------ ------------------------------ ------------------------------

MORTALITY AND EXPENSE RISK               Daily           Annual rate of 0.90%for        Annual rate of 0.90% for
CHARGE                                                   Policy years 1 - 15 and        Policy years 1 - 15 and
                                                         0.60% for Policy years 16+     0.30% for Policy years 16+
                                                         of daily net assets of each    of daily net assets of each
                                                         subaccount in which you are    subaccount in which you are
                                                         invested                       invested

LOAN INTEREST SPREAD          On Policy anniversary(9)   1.49% (effective annual        0.74% (effective annual
                                                         rate, after rounding)(10)      rate, after rounding)(10)

OPTIONAL RIDER CHARGES:

Accidental Death Benefit         Monthly on the Policy
Rider(11)                          date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 70
    -    Minimum Charge(12)                              $.10 per $1,000 of rider      $.10 per $1,000 of rider face
                                                         face amount per month         amount per month
    -    Maximum Charge(13)                              $.18 per $1,000 of rider      $.18 per $1,000 of rider face
                                                         face amount per month         amount per month
    -    Initial charge for a                            $.10 per $,1000 of rider      $.10 per $1,000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 32



----------



(9) While a Policy loan is outstanding, loan interest is payable in advance on each Policy anniversary. If prior to the next Policy anniversary, there is a loan repayment, Policy lapse, surrender, Policy termination, or the insured's death, we will refund the amount of any loan interest we charged in advance for the period between the date of any such occurrence above and the next Policy anniversary.



(10) The Loan Interest Spread is the difference between the amount of interest we charge you for a loan and the amount of interest we credit to your loan account. We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate) on each Policy anniversary. We will also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed).



(11) Rider cost of insurance charges are based on each insured's attained age, gender and rider face amount. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about this rider by contacting your agent.



(12) This minimum charge is based on an insured with the following characteristics: male, age 45 at issue and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.



(13) This maximum charge is based on an insured with the following characteristics: male, age 50 at issue standard tobacco underwriting class and in the 20th Policy year. This maximum charge may also apply to insureds with other characteristics.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                GUARANTEED                                  CURRENT
            CHARGE              WHEN CHARGE IS DEDUCTED           CHARGE                                     CHARGE
------------------------------- ------------------------ ----------------------------- -------------------------------
    Disability Waiver Rider(14)  Monthly on the Policy
                                   date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 60
     -   Minimum Charge(15)                              $.03 per $1000 of base        $0.03 per $1000 of base
                                                         Policy specified amount per   Policy specified amount per
                                                         month                         month

     -   Maximum Charge(16)                              $0.39 per $1000 of base       $0.39 per $1000 of base
                                                         Policy specified amount per   Policy specified amount per
                                                         month                         month
     -   Initial charge for a                            $0.05 per $1000 of base       $0.05 per $1000 of base
         male insured, issue                             Policy specified amount per   Policy specified amount per
         age 32                                          month                         month

Disability Waiver and Income     Monthly on the Policy
Rider(17)                          date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 60
     -   Minimum Charge(18)                              $.20 per $10 monthly rider    $.20 per $10 monthly rider
                                                         units                         units
     -   Maximum Charge(19)                              $.86 per $10 monthly rider    $.86 per $10 monthly rider
                                                         units                         units
     -   Initial charge for a                            $.25 per $10 monthly rider    $.25 per $10 monthly rider
         male insured, issue                             units                         units
         age 32



----------



(14) Disability Waiver charges are based on the base insured's issue age, gender and face amount. The charges shown are for base Policy only (no riders and benefits). The addition of other riders and benefits would increase these charges. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.



(15) This minimum charge is based on an insured with the following characteristics: male, age 25 at issue. This minimum charge may also apply to insureds with other characteristics.



(16) This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.



(17) The charge for this rider is based on the base insured's issue age, gender and number of units of monthly disability income selected.



(18) This minimum charge is based on an insured with the following characteristics: Male, age 27 at issue. This minimum charge may also apply to insureds with other characteristics.



(19) This maximum charge is based on an insured with the following characteristics: Female, age 55 at issue. This maximum charge may also apply to insureds with other characteristics.

                              PERIODIC CHARGES OTHER THAN PORTFOLIO OPERATING EXPENSES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                GUARANTEED                                  CURRENT
            CHARGE              WHEN CHARGE IS DEDUCTED           CHARGE                                     CHARGE
------------------------------- ------------------------ ----------------------------- -------------------------------
Children's Insurance Rider(20)   Monthly on the Policy   $.60 per $1000 of rider       $.60 per $1000 of rider face
                                   date and on each      face amount per month         amount per month
                                  Monthiversary until
                                  the youngest child
                                    reaches age 25

Other Insured Rider(21)          Monthly on the Policy
(without Extra Ratings)(6)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 95
     -   Minimum Charge(7)                               $.06 per $1000 of rider       $.06 per $1000 of rider face
                                                         face amount per month         amount per month

     -   Maximum Charge(8)                               $24.85 per $1000 of rider     $21.12 per $1000 of rider
                                                         face amount per month         face amount per month

     -   Initial charge for a                            $.13 per $1000 of rider       $.12 per $1000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 32, in the
         ultimate select
         non-tobacco use class

Primary Insured Rider(21)        Monthly on the Policy
(without Extra Ratings)(6)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 90

     -   Minimum Charge(7)                               $.06 per $1000 of rider       $.05 per $1000 of rider face
                                                         face amount per month         amount per month

     -   Maximum Charge(22)                              $18.46 per $1000 of rider     $14.91 per $1000 of rider
                                                         face amount per month         face amount per month

     -   Initial charge for a                            $.13 per $1000 of rider       $.10 per $1000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 32, in the
         ultimate select
         non-tobacco use class



----------



(20) The charge for this rider is based on the rider face amount and does not vary.



(21) Rider cost of insurance charges are based on each insured's issue age, gender, underwriting class, Policy year, and the rider face amount. Cost of insurance rates generally will increase each year with the age of the insured. The cost of insurance rates shown in the table may not be representative of the charges you will pay. The rider will indicate the maximum guaranteed rider charges applicable to your Policy. You can obtain more information about these riders by contacting your agent.



(22) This maximum charge is based on an insured with the following characteristics: male, age 80 at issue standard tobacco underwriting class and in the 10th Policy year. This maximum charge may also apply to insureds with other characteristics.

                                                TRANSACTION FEES
----------------------------------------------------------------------------------------------------------------------
                                                                               AMOUNT DEDUCTED
                                                                GUARANTEED                        CURRENT
            CHARGE              WHEN CHARGE IS DEDUCTED           CHARGE                          CHARGE
------------------------------- ------------------------ -------------------------     -------------------------------
Primary Insured Plus Rider(21)   Monthly on the Policy
(without Extra Ratings)(6)         date and on each
                                  Monthiversary until
                                  the insured reaches
                                        age 85
    -    Minimum Charge                                  $.08 per $1000 of rider       $.03 per $1000 of rider face
                                                         face amount per month(23)     amount per month(24)
    -    Maximum Charge                                  $13.54 per $1000 of rider     $10.93 per $1000 of rider
                                                         face amount per month(25)     face amount per month(26)
    -    Initial charge for a                            $.13 per $1000 of rider       $.06 per $1000 of rider face
         male insured, issue                             face amount per month         amount per month
         age 32, in the
         ultimate select
         non-tobacco use class

         Terminal Illness       When rider is exercised    Discount Factor(27)               Discount Factor(27)
         Accelerated Death
          Benefit Rider



----------



(23) This minimum charge is based on an insured with the following characteristics: female, age 18 at issue, non-tobacco use class and in the first Policy year. This minimum charge may also apply to insureds with other characteristics.



(24) This minimum charge is based on an insured with the following characteristics: female, age 29 at issue, ultimate select non-tobacco use class, first Policy year and a rider face amount of $1,000,000 or above (Band 2). This minimum charge may also apply to insureds with other characteristics.



(25) This maximum charge is based on an insured with the following characteristics: male, age 80 at issue, standard tobacco use class and in the 5th Policy year. This maximum charge may also apply to insureds with other characteristics.



(26) This maximum charge is based on an insured with the following characteristics: male, age 69 at issue, standard tobacco use class, 16th Policy year and a rider face amount of less than $1,000,000 (Band 1). This maximum charge may also apply to insureds with other characteristics.



(27) We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for lost income due to the early payment of the death benefit.

RANGE OF EXPENSES FOR THE PORTFOLIOS(1), (2)


         The next table shows the minimum and maximum total operating expenses charged by the portfolios during the fiscal year ended December 31, 2002. Expenses of the portfolios may be higher or lower in the future. More detail concerning each portfolio's fees and expenses is contained in the prospectus for each portfolio.


                                                                                                       Minimum       Maximum
---------------------------------------------------------------------------------------------------- ------------- ------------
TOTAL ANNUAL PORTFOLIO OPERATING EXPENSES  (total of all expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees, and other expenses)                                       0.41         1.78

NET ANNUAL PORTFOLIO OPERATING EXPENSES (total of all expenses that are deducted from portfolio
assets, including management fees, 12b-1 fees, and other expenses, after contractual waiver of          0.57%         1.50%
fees and expenses)(3)


(1) The portfolio expenses used to prepare this table were provided to Western Reserve by the funds. Western Reserve has not independently verified such information. The expenses shown are those incurred for the year ended December 31, 2002. Current or future expenses may be greater or less than those shown.

(2) The table showing the range of expenses for the portfolios takes into account the expenses of several Series fund asset allocation portfolios that are "funds of funds." A "fund of funds" portfolio typically allocates its assets, within predetermined percentage ranges, among certain other Series Fund portfolios. Each "fund of funds" has its own set of operating expenses, as does each of the portfolios in which it invests. In determining the range of portfolio expenses, Western Reserve took into account the combined actual expenses for each of the "fund of funds" and for the portfolios in which it invests, assuming a constant allocation by each "fund of funds" of its assets among the portfolios identical to its actual allocation at December 31, 2002.

(3) The range of Net Annual Portfolio Operating Expenses takes into account contractual arrangements for 8 portfolios that require a portfolio's investment adviser to reimburse or waive portfolio expenses until April 30, 2004.

WESTERN RESERVE, THE SEPARATE ACCOUNT, THE FIXED ACCOUNT AND THE PORTFOLIOS
================================================================================

WESTERN RESERVE

         Western Reserve Life Assurance Co. of Ohio located at 570 Carillon Parkway, St. Petersburg, Florida 33716 is the insurance company issuing the Policy. We are obligated to pay all benefits under the Policy.

THE SEPARATE ACCOUNT

         The separate account is a separate account of Western Reserve, established under Ohio law. We own the assets in the separate account and we may use assets in the separate account to support other variable life insurance policies we issue. The separate account is registered with the Securities and Exchange Commission ("SEC") as a unit investment trust under the Investment Company Act of 1940, as amended (the "1940 Act").

         The separate account is divided into subaccounts, each of which invests in shares of a specific portfolio of a fund. These subaccounts buy and sell portfolio shares at net asset value without any sales charge. Any dividends and distributions from a portfolio are reinvested at net asset value in shares of that portfolio.

         Income, gains, and losses credited to, or charged against, a subaccount of the separate account reflect the subaccount's own investment experience and not the investment experience of our other assets. The separate account's assets may not be used to pay any of our liabilities other than those arising from the Policies and other variable life insurance policies we issue. If the separate account's assets exceed the required reserves and other liabilities, we may transfer the excess to our general account.

         CHANGES TO THE SEPARATE ACCOUNT. As permitted by applicable law, we reserve the right to make certain changes to the structure and operation of the separate account, including, among others, the right to:

         o Remove, combine, or add subaccounts and make the new subaccounts available to you at our discretion;

         o Substitute shares of another registered open-end management company, which may have different fees and expenses, for shares of a subaccount at our discretion;

         o Close subaccounts to allocations of new premiums by existing or new Policyowners at any time in our discretion;

         o Transfer assets supporting the Policies from one subaccount to another or from the separate account to another separate account;

         o Combine the separate account with other separate accounts, and/or create new separate accounts;

         o Deregister the separate account under the 1940 Act, or operate the separate account as a management investment company under the 1940 Act, or as any other form permitted by law; and

         o Modify the provisions of the Policy to reflect changes to the subaccounts and the separate account and to comply with applicable law.

Some, but not all, of these future changes may be the result of changes in applicable laws or interpretation of the law.

         The portfolios, which sell their shares to the subaccounts, may discontinue offering their shares to the subaccounts. We will not make any such changes without receiving any necessary approval of the SEC and applicable state insurance departments. We will notify you of any changes. We reserve the right to make other structural and operational changes affecting the separate account.

THE FIXED ACCOUNT

         The fixed account is part of Western Reserve's general account. We use general account assets to support our insurance and annuity obligations other than those funded by separate accounts. Subject to applicable law, Western Reserve has sole discretion over the investment of the fixed account's assets. Western Reserve bears the full investment risk for all amounts contributed to the fixed account. Western Reserve guarantees that the amounts allocated to the fixed account will be credited interest daily at an annual net effective interest rate of at least 3.0%. We will determine any interest rate credited in excess of the guaranteed rate at our sole discretion.

         Money you place in the fixed account will earn interest compounded daily at a current interest rate in effect at the time of your allocation. We may declare current interest rates from time to time. We may declare more than one interest rate for different money based upon the date of allocation or transfer to the fixed account. When we declare a higher current interest rate on amounts allocated to the fixed account, we guarantee the higher rate on those amounts for at least one year (the "guarantee period") unless those amounts are transferred to the loan reserve. At the end of the guarantee period we may declare a new current interest rate on those amounts and any accrued interest thereon. We will guarantee this new current interest rate for another guarantee period. We credit interest greater than 3.0% during any guarantee period at our sole discretion. You bear the risk that interest we credit will not exceed 3.0%.

         We allocate amounts from the fixed account for cash withdrawals, transfers to the subaccounts, or monthly deduction charges on a last in, first out basis ("LIFO") for the purpose of crediting interest.


         New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is NOT available to you. You may not direct or transfer any premium payments or cash value to the fixed account. The fixed account is used solely for Policy loans.


         THE FIXED ACCOUNT HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION AND THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HAS NOT REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE FIXED ACCOUNT.

THE PORTFOLIOS

         The separate account invests in shares of the portfolios of a fund. Each portfolio is an investment division of a fund, which is an open-end management investment company registered with the SEC. Such registration does not involve supervision of the management or investment practices or policies of the portfolios by the SEC.

         Each portfolio's assets are held separate from the assets of the other portfolios, and each portfolio has investment objectives and policies that are different from those of the other portfolios. Thus, each portfolio operates as a separate investment fund, and the income or loss of one portfolio has no effect on the investment performance of any other portfolio. Pending any prior approval by a state insurance regulatory authority, certain subaccounts and corresponding portfolios may not be available to residents of some states.

         Each portfolio's investment objective(s) and policies are summarized below. THERE IS NO ASSURANCE THAT ANY OF THE PORTFOLIOS WILL ACHIEVE ITS STATED OBJECTIVE(s). Certain portfolios may have investment objectives and policies similar to other portfolios that are managed by the same investment adviser or sub-adviser. The investment results of the portfolios, however, may be higher or lower than those of such other portfolios. We do not guarantee or make any representation that the investment results of the portfolios will be comparable to any other portfolio, even those with the same investment adviser or manager.

         YOU CAN FIND MORE DETAILED INFORMATION ABOUT THE PORTFOLIOS, INCLUDING A DESCRIPTION OF RISKS, IN THE FUND PROSPECTUSES. YOU MAY OBTAIN A FREE COPY OF THE FUND PROSPECTUSES BY CONTACTING US AT 1-800-851-9777 OR VISITING OUR WEBSITE AT WWW.WESTERNRESERVE.COM. YOU SHOULD READ THE FUND PROSPECTUSES CAREFULLY.

                                               SUB-ADVISER OR ADVISER AND
PORTFOLIO                                      INVESTMENT OBJECTIVE
---------                                      --------------------------
MUNDER NET50                                   MUNDER CAPITAL MANAGEMENT
                                               Seeks long-term capital appreciation.

VAN KAMPEN EMERGING GROWTH                     VAN KAMPEN ASSET MANAGEMENT INC.
                                               Seeks capital appreciation by investing
                                               primarily in common stocks of small and
                                               medium-sized companies.

T. ROWE PRICE SMALL CAP                        T. ROWE PRICE ASSOCIATES, INC.
                                               Seeks long-term growth of capital by
                                               investing primarily in common stocks of
                                               small growth companies.

PBHG MID CAP GROWTH                            PILGRIM BAXTER & ASSOCIATES, LTD.
                                               Seeks capital appreciation.

ALGER AGGRESSIVE GROWTH                        FRED ALGER MANAGEMENT, INC.
                                               Seeks long-term capital appreciation.

THIRD AVENUE VALUE                             EQSF ADVISERS, INC.
                                               Seeks long-term capital appreciation.

AMERICAN CENTURY INTERNATIONAL                 AMERICAN CENTURY INVESTMENT MANAGEMENT, INC.
                                               Seeks capital growth.

JANUS GLOBAL                                   JANUS CAPITAL MANAGEMENT LLC
                                               Seeks long-term growth of capital in a manner
                                               consistent with the preservation of capital.

GREAT COMPANIES--GLOBAL(2)                     GREAT COMPANIES, L.L.C.
                                               Seeks long-term growth of capital in a
                                               manner consistent with preservation of capital.

GREAT COMPANIES--TECHNOLOGY(SM)                GREAT COMPANIES, L.L.C.
                                               Seeks long-term growth of capital.




                                               SUB-ADVISER OR ADVISER AND
PORTFOLIO                                      INVESTMENT OBJECTIVE
---------                                      --------------------------
JANUS GROWTH                                   JANUS CAPITAL MANAGEMENT LLC
                                               Seeks growth of capital.

MARSICO GROWTH*                                BANC OF AMERICA CAPITAL MANAGEMENT, LLC
                                               Seeks long-term growth of capital.

GE U.S. EQUITY                                 GE ASSET MANAGEMENT INCORPORATED
                                               Seeks long-term growth of capital.

GREAT COMPANIES--AMERICA(SM)                   GREAT COMPANIES, L.L.C.
                                               Seeks long-term growth of capital.

SALOMON ALL CAP                                SALOMON BROTHERS ASSET MANAGEMENT INC
                                               Seeks capital appreciation.

DREYFUS MID CAP                                THE DREYFUS CORPORATION
                                               Seeks total investment returns (including
                                               capital appreciation and income), which
                                               consistently outperform the S&P 400 Mid Cap Index.

PBHG/NWQ VALUE SELECT                          NWQ INVESTMENT MANAGEMENT COMPANY, INC.
                                               and Pilgrim Baxter & Associates, Ltd.
                                               Seeks to achieve maximum, consistent
                                               total return with minimum risk to principal.

T. ROWE PRICE EQUITY INCOME                    T. ROWE PRICE ASSOCIATES, INC.
                                               Seeks to provide substantial dividend income
                                               as well as long-term growth of capital by
                                               primarily investing in the dividend-paying
                                               common stocks of established companies.

TRANSAMERICA VALUE BALANCED                    TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks preservation of capital and competitive
                                               investment returns.

LKCM STRATEGIC TOTAL RETURN                    LUTHER KING CAPITAL MANAGEMENT CORPORATION
                                               Seeks to provide current income, long-term
                                               growth of income and capital appreciation.

CLARION REAL ESTATE                            SECURITIES CLARION CRA SECURITIES, LP
                                               Seeks long-term total return from
                                               investments primarily in equity securities
                                               of real estate companies. Total return
                                               will consist of realized and unrealized
                                               capital gains and losses plus income.

FEDERATED GROWTH & INCOME                      FEDERATED INVESTMENT COUNSELING
                                               Seeks total return by investing in securities
                                               that have defensive characteristics.

                                               SUB-ADVISER OR ADVISER AND
PORTFOLIO                                      INVESTMENT OBJECTIVE
---------                                      --------------------------
JANUS BALANCED                                 JANUS CAPITAL MANAGEMENT LLC
                                               Seeks long-term capital growth, consistent
                                               with preservation of capital and balanced
                                               by current income.

AEGON BOND                                     BANC ONE INVESTMENT ADVISORS CORP.
                                               Seeks the highest possible current income
                                               within the confines of the primary goal of
                                               insuring the protection of capital.

TRANSAMERICA MONEY MARKET                      TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks to provide maximum current income consistent
                                               with preservation of principal and maintenance of
                                               liquidity.

ASSET ALLOCATION - CONSERVATIVE PORTFOLIO**    AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                               Seeks current income and preservation of capital.

ASSET ALLOCATION - MODERATE PORTFOLIO**        AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                               Seeks capital appreciation.

ASSET ALLOCATION - MODERATE GROWTH             AEGON/TRANSAMERICA FUND ADVISERS, INC.
PORTFOLIO**                                    Seeks capital appreciation.

ASSET ALLOCATION - GROWTH PORTFOLIO**          AEGON/TRANSAMERICA FUND ADVISERS, INC.
                                               Seeks capital appreciation and current income.

TRANSAMERICA CONVERTIBLE SECURITIES            TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks maximum total return through a
                                               combination of current income and
                                               capital appreciation.

PIMCO TOTAL RETURN                             PACIFIC INVESTMENT MANAGEMENT COMPANY, LLC
                                               Seeks maximum total return consistent
                                               with preservation of capital and
                                               prudent investment management.

TRANSAMERICA EQUITY                            TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks to maximize long-term growth.

TRANSAMERICA GROWTH OPPORTUNITIES              TRANSAMERICA INVESTMENT MANAGEMENT, LLC
                                               Seeks to maximize long-term growth.

VIP EQUITY-INCOME PORTFOLIO                    FIDELITY MANAGEMENT & RESEARCH COMPANY
                                               Seeks reasonable income.

VIP CONTRAFUND(R)PORTFOLIO                     FIDELITY MANAGEMENT & RESEARCH COMPANY
                                               Seeks long-term capital appreciation.

                                               SUB-ADVISER OR ADVISER AND
PORTFOLIO                                      INVESTMENT OBJECTIVE
---------                                      --------------------------
VIP GROWTH OPPORTUNITIES PORTFOLIO             FIDELITY MANAGEMENT & RESEARCH COMPANY
                                               Seeks to provide capital growth.

----------
* Prior to November 1, 2002, this portfolio was sub-advised by Goldman Sachs Asset Management.

** Each asset allocation portfolio invests in a combination of underlying Series Fund portfolios.

         AEGON/Transamerica Fund Advisers, Inc. ("AEGON/Transamerica Advisers"), located at 570 Carillon Parkway, St. Petersburg, Florida 33716, a wholly-owned subsidiary of Western Reserve, serves as investment adviser to the Series Fund and manages the Series Fund in accordance with policies and guidelines established by the Series Fund's Board of Directors. For certain portfolios, AEGON/Transamerica Advisers has engaged investment sub-advisers to provide portfolio management services. AEGON/Transamerica Advisers and each investment sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the Series Fund prospectuses for more information regarding AEGON/Transamerica Advisers and the investment sub-advisers.

         Fidelity Management & Research Company ("FMR"), located at 82 Devonshire Street, Boston, Massachusetts 02109, serves as investment adviser to the VIP Funds and manages the VIP Funds in accordance with policies and guidelines established by the VIP Funds' Board of Trustees. For certain portfolios, FMR has engaged investment sub-advisers to provide portfolio management service with regard to foreign investments. FMR and each sub-adviser are registered investment advisers under the Investment Advisers Act of 1940, as amended. See the VIP Funds prospectuses for more information regarding FMR and the investment sub-advisers.

         Morningstar Associates, LLC ("Morningstar"), located at 225 West Wacker Drive, Chicago, Illinois 60606, serves as a "consultant" to AEGON/Transamerica Advisers for investment model creation and maintenance to the Asset Allocation - Conservative Portfolio, Asset Allocation - Moderate Portfolio, Asset Allocation
- Moderate Growth Portfolio and Asset Allocation - Growth Portfolio of the Series Fund. Morningstar will be paid an annual fee for its services. See the Series Fund prospectuses for more information regarding Morningstar.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios or portfolio classes, close existing portfolios or portfolio classes, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

YOUR RIGHT TO VOTE PORTFOLIO SHARES

         Even though we are the legal owner of the portfolio shares held in the subaccounts, and have the right to vote on all matters submitted to shareholders of the portfolios, we will vote our shares only as policyowners instruct, so long as such action is required by law.

         Before a vote of a portfolio's shareholders occurs, you will receive voting materials from us. We will ask you to instruct us on how to vote and to return your proxy to us in a timely manner. You will have the right to instruct us on the number of portfolio shares that corresponds to the amount of cash value you have in that portfolio (as of a date set by the portfolio).

         If we do not receive voting instructions on time from some policyowners, we will vote those shares in the same proportion as the timely voting instructions we receive. Should federal securities laws, regulations and interpretations change, we may elect to vote portfolio shares in our own right. If required by state insurance officials, or if permitted under federal regulation, we may disregard certain owner voting instructions. If we ever disregard voting instructions, we will send you a summary in the next annual report to policyowners advising you of the action and the reasons we took such action.

CHARGES AND DEDUCTIONS
================================================================================


         This section describes the charges and deductions that we make under the Policy in consideration for: (1) the services and benefits we provide; (2) the costs and expenses we incur; and (3) the risks we assume. The fees and charges deducted under the Policy may result in a profit to us.


SERVICES AND BENEFITS WE PROVIDE         o        the death benefit, cash and loan benefits;
UNDER THE POLICY:
                                         o        investment options, including premium allocations;

                                         o        administration of elective options; and

                                         o        the distribution of reports to owners.

COSTS AND EXPENSES WE INCUR:             o        costs associated with processing and underwriting
                                                  applications;

                                         o        expenses of issuing and administering the Policy
                                                  (including any Policy riders);

                                         o        overhead and other expenses for providing services
                                                  and benefits and sales and marketing expenses,
                                                  including compensation paid in connection with
                                                  the sale of the Policies; and

                                         o        other costs of doing business, such as collecting
                                                  premiums, maintaining records, processing claims,
                                                  effecting transactions, and paying federal,
                                                  state and local premium and other taxes and fees.

RISKS WE ASSUME:                         o        that the charges we may deduct may be insufficient
                                                  to meet our actual claims because insureds die
                                                  sooner than we estimate; and

                                         o        that the costs of providing the services and
                                                  benefits under the Policies may exceed the charges
                                                  we are allowed to deduct.

         Some or all the charges we deduct are used to pay aggregate Policy costs and expenses we incur in providing the services and benefits under the Policy and assuming the risks associated with the Policy.

PREMIUM CHARGES

         We deduct no charges from premium payments before allocating the premiums to the separate account and the fixed account according to your instructions.

MONTHLY DEDUCTION

         We take a monthly deduction from the net surrender value on the Policy date and on each Monthiversary. We deduct this charge from each subaccount and the fixed account in accordance with the current premium allocation instructions. If the value of any account is insufficient to pay that account's portion of the monthly deduction, we will take the monthly deduction on a pro rata basis from all accounts (i.e., in the same proportion that the value in each subaccount and the fixed account bears to the total cash value on the Monthiversary). Because portions of the monthly deduction (such as cost of insurance) can vary monthly, the monthly deduction will also vary.

THE MONTHLY DEDUCTION IS                 o        the monthly Policy charge; PLUS
EQUAL TO:
                                         o        the monthly cost of insurance charge for the
                                                  Policy; PLUS

                                         o        the monthly charge for any benefits provided
                                                  by riders attached to the Policy; PLUS

                                         o        the pro rata decrease charge (if applicable)
                                                  incurred as a result of a decrease in the
                                                  specified amount.

                                         MONTHLY POLICY CHARGE:

                                         o        This charge equals $5.00 each Policy month.

                                         o        We will not increase this charge.

                                         o        We may waive this charge at issue on
                                                  additional policies (not on the original
                                                  Policy) purchased naming the same
                                                  owner and insured.

                                         o        This charge is used to cover aggregate Policy
                                                  expenses.

                                         COST OF INSURANCE CHARGE:

                                         o        We deduct this charge each month. It varies each
                                                  month and is determined as follows:

                                                  1.       divide the death benefit on the Monthiversary
                                                           by 1.0024663 (this factor reduces the net amount
                                                           at risk, for purposes of computing the cost of
                                                           insurance, by taking into account assumed monthly
                                                           earnings at an annual rate of 3.0%);

                                                  2.       subtract the cash value on the Monthiversary (the
                                                           resulting amount is the net amount at risk);

                                                  3.       multiply the net amount at risk for the appropriate
                                                           monthly cost of insurance rate for the Policy.

                                         OPTIONAL INSURANCE RIDERS:

                                         o        The monthly deduction will include charges for any optional insurance benefits you add to your Policy by rider.



         To determine the monthly cost of insurance rates we refer to a schedule of current cost of insurance rates using the insured's attained age, gender, underwriting class, and the length of time that the Policy has been in force. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate. The factors that affect the net amount at risk include investment performance of the portfolios in which you invest, payment of premiums, the fees and charges deducted under the Policy, the death benefit option you chose, as well as any Policy transactions (such as loans, partial withdrawals, transfers, and changes in specified amount). The actual monthly cost of insurance rates are primarily based on our expectations as to future mortality experience and expenses. Monthly cost of insurance rates may be changed by us from time to time. The actual rates we charge will never be greater than the Table of Guaranteed Maximum Life Insurance Rates stated in your Policy. These guaranteed rates are based on the Commissioners 1980 Standard Ordinary Tobacco and Non-Tobacco Mortality Tables ("1980 C.S.O. Tables") and the insured's attained age, gender, and rate class. For standard rate classes, these guaranteed rates will never be greater than the rates in the 1980 C.S.O. Tables.


         We may issue certain Policies on a simplified or expedited basis. Cost of insurance rates charged for any Policies issued on a simplified or expedited basis would not cause healthy individuals to pay higher cost of insurance rates than they would pay under a substantially similar Policy that we offer using different underwriting criteria.

         The underwriting class of the insured will affect the cost of insurance rates. We use a standard method of underwriting in determining underwriting classes, which are based on the health of the insured. We currently place insureds into preferred and standard classes. We also place insureds into sub-standard classes with extra ratings, which reflect higher mortality risks and will result in higher cost of insurance rates.

         The cost of insurance charge for any optional insurance rider and for any increase in rider specified amount is determined in the same manner used to determine the Base Policy's cost of insurance charges. Generally, the current cost of insurance rates for the optional riders are lower than the current cost of insurance rates on the Base Policy's net amount at risk.

MORTALITY AND EXPENSE RISK CHARGE

         We deduct a daily charge from your Policy's cash value in each subaccount to compensate us for aggregate Policy expenses and mortality and expense costs we assume. This charge is equal to:

         o        your Policy's cash value in each subaccount multiplied by

         o the daily pro rata portion of the annual mortality and expense risk charge rate of 0.90%.

         The annual rate is equal to 0.90% of the average daily net assets of each subaccount. We guarantee to reduce this charge to 0.60% after the first 15 Policy years. We intend to reduce this charge to 0.30% in the 16th Policy year, but we do not guarantee that we will do so, and we reserve the right to maintain this charge at the 0.60% level after the 15th Policy year.

         The mortality risk is that the insured will live for a shorter time than we project. The expense risk is that the expenses that we incur will exceed the administrative charge limits we set in the Policy.

         If this charge combined with other Policy charges, does not cover our total actual costs, we absorb the loss. Conversely, if the charge more than covers actual costs, the excess is added to our surplus. We expect to profit from this charge. We may use any profits to cover distribution and other costs.

SURRENDER CHARGE

         If you surrender your Policy completely during the first 15 years, we deduct a surrender charge from your cash value and pay the remaining cash value (less any outstanding loan amount) to you. There is no surrender charge if you wait until the end of the 15th Policy anniversary to surrender your Policy. The payment you receive is called the net surrender value. The formula we use reduces the surrender charge at older ages in compliance with state laws.

         THE SURRENDER CHARGE MAY BE SIGNIFICANT. YOU SHOULD EVALUATE THIS CHARGE CAREFULLY BEFORE YOU CONSIDER A SURRENDER. Under some circumstances the level of surrender charges might result in no net surrender value available if you surrender your Policy in the early Policy years. This will depend on a number of factors, but is more likely if:

         o you pay premiums equal to or not much higher than the minimum monthly guarantee premium shown in your Policy; and/or

         o        investment performance is too low.


THE SURRENDER CHARGE IS          o    the ISSUE CHARGE plus the SALES CHARGE;
EQUAL TO:                             MULTIPLIED BY

                                 o    the SURRENDER CHARGE FACTOR.


         The ISSUE CHARGE is $5.00 MULTIPLIED BY each $1,000 of the initial specified amount stated in your Policy. This charge helps us recover the underwriting, processing and start-up expenses that we incur in connection with the Policy and the separate account.

          The SALES CHARGE equals:

     o 26.5% MULTIPLIED BY the total premiums paid up to the surrender charge base premium shown in your Policy; PLUS

     o a percentage, which varies depending on the insured's issue age and gender (see table below), MULTIPLIED BY the total premiums paid in excess of the surrender charge base premium.

                              ISSUE AGE RANGE                                            UNISEX*
            MALE                  FEMALE                  PERCENTAGE        ISSUE AGE               PERCENTAGE
            0-55                   0-62                    8.4%                0-55                  8.95%
           56-63                  63-69                    4.4%               56-63                  6.84%
           64-68                  70-74                    3.6%               64-68                  3.52%
           69-73                  75-79                    3.1%               69-73                  2.31%
           74-78                    80+                    2.5%               74-78                  1.79%
             79+                                           2.0%                 79+                  1.20%

* The reference to "unisex" is included for purposes of states which prohibit the use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of their residents.

         See Appendix B for a chart that shows the relationship between the specified amount and the surrender charge base premium, depending upon the insured's age, gender and underwriting class.

         The sales charge helps us recover distribution expenses that we incur in connection with the Policy, including agent sales commissions and printing and advertising costs, as well as aggregate Policy expenses.

         To determine the SURRENDER CHARGE, we apply the SURRENDER CHARGE FACTOR to the sum of the ISSUE CHARGE plus the SALES CHARGE. The SURRENDER CHARGE FACTOR varies with the insured's age and the number of years the Policy has been in force. For male insureds ages 0-65, and for female insureds ages 0-70, the surrender charge factor is equal to 1.00 during Policy years 1-10. It then decreases by 0.20 each year until the 15th Policy year when it is zero. For insureds with older issue ages, the factor is less than 1.00 at the end of the 10th Policy year and decreases to zero at the end of the 15th Policy year.

                            SURRENDER CHARGE FACTORS

                              MALES ISSUE AGES 0-65
                             FEMALES ISSUE AGES 0-70

    END OF POLICY YEAR*                                                                                  FACTOR
    At Issue                                                                                              1.00
    1-10                                                                                                  1.00
    11                                                                                                     .80
    12                                                                                                     .60
    13                                                                                                     .40
    14                                                                                                     .20
    15+                                                                                                      0

* The factor on any date other than a Policy anniversary will be determined proportionately using the factor at the end of the Policy year prior to surrender and the factor at the end of the Policy year of surrender.

         Applying the surrender charge factor to the total issue and sales charges for any surrender during the 11th through the 15th Policy years will result in a reduced surrender charge. If you surrender your Policy after the 15th Policy year, there are no issue or sales charges due. We always determine the surrender charge factor from the Policy date to the surrender date, regardless of whether there were any prior lapses and reinstatements.

o SURRENDER CHARGE EXAMPLE 1: Assume a male insured purchases the Policy at issue age 35 for $250,000 of specified amount, paying the surrender charge Base Premium of $2,518, and an additional premium amount of $482 in excess of the surrender charge Base Premium, for a total premium of $3,000 per year for four years ($12,000 total for four years), and then surrenders the Policy. The surrender charge would be calculated as follows:

        (a)       ISSUE CHARGE: [250 x $5.00] ($5.00/$1,000
                  of initial specified amount)                                                =   $  1,250.00

        (b)       SALES CHARGE:
                  (i)      26.5%

                           of surrender charge
                           base premium paid
                           [26.5% x $2,518], and                                              =   $    667.27
                  (ii)     8.4%
                           of premiums paid in excess
                           of surrender charge
                           base premium
                           [8.4% x $9,482]                                                    =   $    796.49
        (c)       APPLICABLE SURRENDER CHARGE FACTOR
                  [(a)$1,250.00 + (b)($667.27 + $796.49)] x 1.00                              =          1.00
                  SURRENDER CHARGE = [$1,250.00 + $1,463.76] x 1.00                           =   $  2,713.76
                                                                                                  ===========


o SURRENDER CHARGE EXAMPLE 2: Assume the same facts as in Example 1, including continued premium payments of $3,000 per year, EXCEPT the owner surrenders the Policy on the 14th Policy anniversary:

        (a)       ISSUE CHARGE: [250 x $5.00]                                                 =   $  1,250.00
        (b)       SALES CHARGE:
                  (i)      [26.5% x $2,518], and                                              =   $    667.27
                  (ii)     [8.4% x $39,482]                                                   =   $  3,316.49
        (c)       APPLICABLE SURRENDER CHARGE FACTOR
                  [(a)$1,250.00 + (b)($667.27 + $3,316.49)] x .20                             =           .20
                  SURRENDER CHARGE = [$1,250.00 + $3,983.76] x .20                            =   $  1,046.75
                                                                                                  ===========

There will be no surrender charge if the owner waits until the 15th Policy anniversary to surrender the Policy.

PRO RATA DECREASE CHARGE

         If you decrease the specified amount during the first 15 Policy years we will deduct a pro rata decrease charge from your cash value. We will determine the pro rata decrease charge by:

o calculating the surrender charge that would apply if the Policy was being surrendered; then MULTIPLY it by

o the ratio of the specified amount decrease you requested to the initial specified amount of your Policy.

THE PRO RATA DECREASE CHARGE IS EQUAL TO:

                                    o        the specified amount decrease that
                                             you request; DIVIDED BY

                                    o        the full specified amount on the
                                             Policy date; MULTIPLIED BY

                                    o        the surrender charge as of the date
                                             of the decrease based on the
                                             specified amount on the Policy
                                             date.

         We will not deduct the pro rata decrease charge from the cash value when a specified amount decrease results from:

         o        a change in the death benefit option; or

         o        a cash withdrawal (when you select death benefit Option A).

         If a pro rata decrease charge is deducted because of a decrease in specified amount, any future decrease charges incurred during the surrender charge period will be based on the reduced specified amount.

         We will determine the pro rata decrease charge using the above formula, regardless of whether your Policy has lapsed and been reinstated, or you have previously decreased your specified amount. We will not allow a decrease in specified amount if the pro rata decrease charge will cause the Policy to go into a grace period. A decrease in specified amount will generally decrease the insurance protection of the Policy.

TRANSFER CHARGE

         o We currently allow you to make 12 transfers each year free from charge.

         o        We charge $10 for each additional transfer.

         o For purposes of assessing the transfer charge, all transfers made in one day, regardless of the number of subaccounts affected by the transfer, is considered a single transfer.

         o We deduct the transfer charge from the amount being transferred.

         o Transfers due to loans, exercise of conversion rights, or from the fixed account do not count as transfers for the purpose of assessing this charge.

         o Transfers under dollar cost averaging and asset rebalancing are transfers for purposes of this charge.

         o        We will not increase this charge.

LOAN INTEREST CHARGE


         We charge you an annual interest rate on a Policy loan of 5.2% in advance (5.49% effective annual interest rate, after rounding) on each Policy anniversary. We also currently credit the amount in the loan reserve with an effective annual interest rate of 4.75% (4.0% minimum guaranteed). After offsetting the 4.75% interest we credit, the net cost of loans currently is 0.74% annually (after rounding) (1.49% maximum guaranteed). After the 10th Policy year, you may receive preferred loan credited rates on an amount equal to the cash value MINUS total premiums paid (less any cash withdrawals) and MINUS any outstanding loan amount. The current preferred loan interest rate credited is 5.49% effective annually, after rounding, and is not guaranteed.


CHANGE IN NET PREMIUM ALLOCATION CHARGE

         We currently do not charge you if you change your net premium allocation. However, in the future we may decide to charge you $25 if you make more than one change every three months in your allocation schedule. We will notify you if we decide to impose this charge.

CASH WITHDRAWAL CHARGE

         o After the first Policy year, you may take one cash withdrawal per Policy year.

         o When you make a cash withdrawal, we charge a processing fee of $25 or 2% of the amount you withdraw, whichever is less.

         o We deduct this amount from the withdrawal, and we pay you the balance.

         o        We will not increase this charge.

TAXES

         We currently do not make any deductions for taxes from the separate account. We may do so in the future if such taxes are imposed by federal or state agencies.

PORTFOLIO EXPENSES


         The portfolios deduct management fees and expenses from the amounts you have invested in the portfolios. These fees and expenses reduce the value of your portfolio shares. Some portfolios also deduct 12b-1 fees from portfolio assets. See the fund prospectuses.


         Our affiliate, AFSG Securities Corporation ("AFSG"), the principal underwriter for the Policies, will receive the 12b-1 fees deducted from VIP Funds portfolio assets for providing shareholder support services to the portfolios. We and our affiliates, including the principal underwriter for the Policies, may receive compensation from the investment advisers, administrators, and/or distributors (and an affiliate thereof) of the portfolios in connection with administrative or other services and cost savings experienced by the investment advisers, administrators or distributors. It is anticipated that such compensation will be based on assets of the particular portfolios attributable to the Policy and may be significant. Some advisers, administrators, distributors or portfolios may pay us (and our affiliates) more than others.

THE POLICY
================================================================================

OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The principal rights an owner may exercise are:

         o        to designate or change beneficiaries;

         o        to receive amounts payable before the death of the insured;

         o to assign the Policy (if you assign the Policy, your rights and the rights of anyone who is to receive payment under the Policy are subject to the terms of that assignment);

         o        to change the owner of this Policy; and

         o        to change the specified amount of this Policy.

No designation or change in designation of an owner will take effect unless we receive written request thereof. When received, the request will take effect as of the date we receive it, subject to payment or other action taken by us before it was received.

MODIFYING THE POLICY

         Any modifications or waiver of any rights or requirements under the Policy must be in writing and signed by our president or secretary. NO AGENT MAY BIND US BY MAKING ANY PROMISE NOT CONTAINED IN THIS POLICY.

Upon notice to you, we may modify the Policy:

         o to make the Policy or the separate account comply with any law or regulation issued by a governmental agency to which we are subject; or

         o to assure continued qualification of the Policy under the Internal Revenue Code or other federal or state laws relating to variable life policies; or

         o        to reflect a change in the operation of the separate account;
                  or

         o to provide additional subaccounts and/or fixed account options.

PURCHASING A POLICY

         To purchase a Policy, you must submit a completed application and an initial premium to us through any licensed life insurance agent who is also a registered representative of a broker-dealer having a selling agreement with AFSG, the principal underwriter for the Policy, and us.

         You select the specified amount of insurance coverage for your Policy within the following limits. Our current minimum specified amount for a Policy for issue ages 0-60 is generally $250,000. It declines to $100,000 for issue ages 61-80.

         We will generally only issue a Policy to you if you provide sufficient evidence that the insured meets our insurability standards. Your application is subject to our underwriting rules, and we may reject any application for any reason permitted by law. We will not issue a Policy to you if the insured is over age 80. The insured must be insurable and acceptable to us under our underwriting rules on the later of:

         o        the date of your application; or

         o the date the insured completes all of the medical tests and examinations that we require.

TAX-FREE "SECTION 1035" EXCHANGES

         You can generally exchange one life insurance policy for another covering the same insured in a "tax-free exchange" under Section 1035 of the Internal Revenue Code. Before making an exchange, you should compare both life insurance policies carefully. Remember that if you exchange another life insurance policy for the one described in this prospectus, you might have to pay a surrender charge on your old policy, other charges may be higher (or lower) and the benefits may be different. If the exchange does not qualify for Section 1035 treatment or if your current policy is subject to a policy loan, you may also have to pay federal income tax on the exchange. You should not exchange another life insurance policy for this one unless you determine, after knowing all the facts, that the exchange is in your best interest and not just better for the person selling you the Policy (that person will generally earn a commission if you buy this Policy through an exchange or otherwise).

WHEN INSURANCE COVERAGE TAKES EFFECT


         Insurance coverage under the Policy will take effect only if all of the following conditions have been met: (1) the first full premium must be received by the Company; (2) during the lifetime of any proposed insured, the proposed owner must have personally received and accepted the Policy which was applied for and all answers on the application must be true and correct on the date such Policy is received and accepted; and (3) on the date of the later of either (1) or (2) above, all of the statements and answers given in the application must be true and complete, and there must have been no change in the insurability of any proposed insured.



         Conditional Insurance Coverage. If you pay the full initial premium listed in the conditional receipt attached to the application, and we deliver the conditional receipt to you, the insured will have conditional insurance coverage under the terms of the conditional receipt. Because we do not accept initial premiums in advance for Policies with a specified amount in excess of $1,000,000, we do not offer conditional insurance coverage for Policies issued with a specified amount in excess of $1,000,000. Conditional insurance coverage is void if the check or draft you gave us to pay the initial premium is not honored when we first present it for payment.




THE AGGREGATE AMOUNT OF CONDITIONAL                  o      the amounts applied for under all conditional
INSURANCE COVERAGE, IF ANY, IS THE LESSER OF:               receipts issued by us; or
                                                     o      $500,000 of life insurance.

SUBJECT TO THE CONDITIONS AND LIMITATIONS            o      the date of application;
OF THE CONDITIONAL RECEIPT, CONDITIONAL              o      the date of the last medical examination, test,
INSURANCE UNDER THE TERMS OF THE POLICY                     and other screenings required by us, if any (the
APPLIED FOR MAY BECOME EFFECTIVE AS OF                      "Effective Date"). Such conditional insurance
THE LATER OF:                                               will take effect as of the Effective Date, so long
                                                            as all of the following requirements are met:

                                                            1.       Each person proposed to be insured
                                                                     is found to have been insurable as
                                                                     of the Effective Date, exactly as
                                                                     applied for in accordance with our
                                                                     underwriting rules and standards,
                                                                     without any modifications as to
                                                                     plan, amount, or premium rate;

                                                            2.       As of the Effective Date, all
                                                                     statements and answers given in the
                                                                     application must be true;

                                                            3.       The payment made with the
                                                                     application must not be less than
                                                                     the full initial premium for the
                                                                     mode of payment chosen in the
                                                                     application and must be received at
                                                                     our office within the lifetime of
                                                                     the proposed insured;

                                                            4.       All medical examinations, tests,
                                                                     and other screenings required of
                                                                     the proposed insured by us are
                                                                     completed and the results received
                                                                     at our office within 60 days of the
                                                                     date the application was completed;
                                                                     and

                                                            5.       All parts of the application, any
                                                                     supplemental application,
                                                                     questionnaires, addendum and/or
                                                                     amendment to the application are
                                                                     signed and received at our office.

ANY CONDITIONAL LIFE INSURANCE COVERAGE              a.       60 days from the date the application
TERMINATES ON THE EARLIEST OF:                                was signed;

                                                     b.       the date we either mail notice to
                                                              the applicant of the rejection of
                                                              the application and/or mail a
                                                              refund of any amounts paid with the
                                                              application;

                                                     c.       when the insurance applied for goes
                                                              into effect under the terms of the
                                                              Policy applied for; or

                                                     d.       the date we offer to provide
                                                              insurance on terms that differ from
                                                              the insurance for which you have
                                                              applied.

SPECIAL LIMITATIONS OF THE CONDITIONAL               o      the conditional receipt is not valid unless:
RECEIPT:
                                                              ->       all blanks in the conditional receipt are
                                                                       completed; and

                                                              ->       the Receipt is signed by an agent or
                                                                       authorized Company representative.

OTHER LIMITATIONS:                                   o      There is no conditional receipt coverage for
                                                            riders or any additional benefits, if any, for which
                                                            you may have applied.

                                                     o      If one or more of the Receipt's conditions have not
                                                            been met exactly, or if a proposed insured dies by
                                                            suicide, we will not be liable except to return any payment made with the application.

                                                     o      If we do not approve and accept the application within
                                                            60 days of the date you signed the application, the
                                                            application will be deemed to be rejected by us and
                                                            there will be no conditional insurance coverage.
                                                            In that case, Western Reserve's liability will be
                                                            limited to returning any payment(s) you have made upon
                                                            return of this Receipt to us.


         Full Insurance Coverage and Allocation of Initial Premium. Once we determine that the insured meets our underwriting requirements and you have paid the initial premium, full insurance coverage will begin and we will begin to take the monthly deductions from your net premium. This date is the Policy date. On the Policy date, we will allocate your initial net premium, minus monthly deductions, to the WRL Transamerica Money Market subaccount. On the record date, which is the date we record your Policy on our books as an in force Policy, we will allocate our cash value from the WRL Transamerica Money Market subaccount to the accounts you elect on our application.

         On any day we credit net premiums or transfer cash value to a subaccount, we will convert the dollar amount of the net premium (or transfer) into subaccount units at the unit value for that subaccount, determined at the end of the day on which we receive the premium or transaction request at our office. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the New York Stock Exchange ("NYSE") is open for trading.

POLICY FEATURES
================================================================================

PREMIUMS
================================================================================

ALLOCATING PREMIUMS

         You must instruct us on how to allocate your net premium among the subaccounts and the fixed account. The fixed account may not be available in all states to direct or transfer money into. You must follow these guidelines:

         o        allocation percentages must be in whole numbers;

         o if you select dollar cost averaging, you must have at least $5,000 in each subaccount from which we will make transfers and you must transfer at least a total of $100 monthly; and

         o if you select asset rebalancing, the cash value of your Policy, if an existing Policy, or your minimum initial premium, if a new Policy, must be at least $5,000.

         Currently, you may change the allocation instructions for additional premium payments without charge at any time by writing us or calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. The change will be effective at the end of the valuation date on which we receive the change. Upon instructions from you, the registered representative/agent of record for your Policy may also change your allocation instructions for you. The minimum amount you can allocate to a particular subaccount is 1.0% of a net premium payment. We reserve the right to limit the number of premium allocation changes or to charge $25 for each change in excess of one per Policy year quarter.

         Whenever you direct money into a subaccount, we will credit your Policy with the number of units for that subaccount that can be bought for the dollar payment. Premium payments received before the NYSE closes are priced using the unit value determined at the closing of the regular business session of the NYSE (usually at 4:00 p.m. Eastern time). If we receive a premium payment after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular session of the NYSE. We will credit amounts to the subaccounts only on a valuation date, that is, on a date the NYSE is open for trading. Your cash value will vary with the investment experience of the subaccounts in which you invest. YOU BEAR THE INVESTMENT RISK FOR AMOUNTS YOU ALLOCATE TO THE SUBACCOUNTS.

         You should periodically review how your cash value is allocated among the subaccounts and the fixed account because market conditions and your overall financial objectives may change.

PREMIUM FLEXIBILITY

         You generally have flexibility to determine the frequency and the amount of the premiums you pay. Unlike conventional insurance policies, you do not have to pay your premiums according to a rigid and inflexible premium schedule. Before we issue the Policy to you, we may require you to pay a premium at least equal to a minimum monthly guarantee premium set forth in your Policy. Thereafter (subject to the limitations described below), you may make unscheduled premium payments at any time and in any amount over $84. Under some circumstances, you may be required to pay extra premiums to prevent a lapse. Your minimum monthly guarantee premium may change if you request a change in your Policy. If this happens, we will notify you of the new minimum monthly guarantee premium.

PLANNED PERIODIC PAYMENTS

         You will determine a planned periodic payment schedule, which allows you to pay level premiums at fixed intervals over a specified period of time. You are not required to pay premiums according to this schedule. You may change the amount, frequency, and the time period over which you make your planned periodic payments. Please be sure to notify us or your agent/registered representative of any address changes so that we may be able to keep your current address on record.

         Even if you make your planned periodic payments on schedule, your Policy may still lapse. The duration of your Policy depends on the Policy's net surrender value. If the net surrender value is not high enough to pay the monthly deduction when due (and your no lapse period has expired) then your Policy will lapse (unless you make the payment we specify during the 61-day grace period).

MINIMUM MONTHLY GUARANTEE PREMIUM

         The full initial premium is the only premium you are required to pay under the Policy. However, you greatly increase your risk of lapse if you do not regularly pay premiums at least as large as the current minimum monthly guarantee premium.

         Until the no lapse date shown on your Policy schedule page, we guarantee that your Policy will not lapse, so long as on any Monthiversary you have paid total premiums (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) that equal or exceed the sum of the minimum monthly guarantee premiums times the number of months from the Policy date up to and including the current month. If you take a cash withdrawal, a loan, or if you decrease your specified amount or if you add, increase or decrease a rider, you may need to pay additional premiums in order to keep the no lapse guarantee in place.

         The initial minimum monthly guarantee premium is shown on your Policy's schedule page, and depends on a number of factors, including the age, gender, rate class of the insured, and the specified amount requested. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or if any of the riders are added, increased or decreased. We will notify you of the new minimum monthly guarantee premium.

         AFTER THE NO LAPSE PERIOD ENDS, PAYING THE CURRENT MINIMUM MONTHLY GUARANTEE PREMIUM EACH MONTH WILL NOT NECESSARILY KEEP YOUR POLICY IN FORCE. YOU MAY NEED TO PAY ADDITIONAL PREMIUMS TO KEEP THE POLICY IN FORCE.

NO LAPSE PERIOD

         Until the no lapse date shown on your Policy schedule page, your Policy will remain in force and no grace period will begin, even if your net surrender value is too low to pay the monthly deduction, so long as:

         o the total amount of the premiums you paid (MINUS any cash withdrawals, MINUS any outstanding loan amount, and MINUS any pro rata decrease charge) equals or exceeds:

                  -> the sum of the minimum monthly guarantee premium in effect for each month from the Policy date up to and including the current month.

PREMIUM LIMITATIONS

         Premium payments must be at least $84 ($1,000 if by wire). We may return premiums less than $84. We will not allow you to make any premium payments that would cause the total amount of the premiums you pay to exceed the current maximum premium limitations, which qualify the Policy as life insurance according to federal tax laws. This maximum is set forth in your Policy. If you make a payment that would cause your total premiums to be greater than the maximum premium limitations, we will return the excess portion of the premium payment. We will not permit you to make additional premium payments until they are allowed by the maximum premium limitations. In addition, we reserve the right to refund a premium if the premium would increase the death benefit by more than the amount of the premium.

MAKING PREMIUM PAYMENTS

         We will consider any payments you make to be premium payments, unless you clearly mark them as loan repayments. We will deduct certain charges from your premium payments. We will accept premium payments by wire transfer.

         If you wish to make payments by wire transfer, you should instruct your bank to wire federal funds as follows:

                                All First Bank of Baltimore
                                ABA #052000113
                                For credit to: Western Reserve Life
                                Account #: 89539639
                                Policyowner's Name:
                                Policy Number:
                                Attention: General Accounting

         Tax-Free Exchanges ("1035 Exchanges"). We will accept part or all of your initial premium from one or more contracts insuring the same insured that qualify for tax-free exchanges under Section 1035 of the Internal Revenue Code. If you contemplate such an exchange, you should consult a competent tax advisor to learn the potential tax effects of such a transaction.

         Subject to our underwriting requirements, we will permit you to make one additional cash payment within three business days of receipt at our office of the proceeds from the 1035 Exchange before we finalize your Policy's specified amount.

TRANSFERS
================================================================================

GENERAL

         You or your agent/registered representative of record may make transfers among the subaccounts or from the subaccounts to the fixed account. We determine the amount you have available for transfers at the end of the valuation period when we receive your transfer request at our office. We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit. The following features apply to transfers under the Policy:

         X You may make one transfer from the fixed account in a Policy year (unless you choose dollar cost averaging from the fixed account).


         X You may request transfers in writing (in a form we accept), by fax, by telephone to our office or electronically through our website (www.westernreserve.com).


         X        There is no minimum amount that must be transferred.

         X There is no minimum amount that must remain in a subaccount after a transfer.

         X We deduct a $10 charge from the amount transferred for each transfer in excess of 12 transfers in a Policy year.

         X We consider all transfers made in any one day to be a single transfer.


         X Transfers resulting from loans, conversion rights, reallocation of cash value immediately after the record date, transfers from the fixed account and transfers via the Internet are not treated as transfers for the purpose of the transfer charge.


         X Transfers under dollar cost averaging and asset rebalancing are treated as transfers for purposes of the transfer charge.

         COSTS AND MARKET TIMING/FREQUENT TRANSFERS. Professional market timing organizations and some Policy owners try to profit from various strategies called market timing; for example, switching money into investment option portfolios when they expect prices to rise and taking money out when they expect prices to fall, or switching from one investment option portfolio to another and then back again after a short period of time. As money is shifted in and out, the underlying mutual fund incurs expenses for buying and selling securities. These costs are borne by all Policy owners, including the long-term Policy owners who do not generate the costs. Frequent transfers may also impede the ability of the portfolio manager of the underlying fund to sustain the stated investment objective of the portfolio.

         The transfer privilege under the Policy is not intended to serve as a vehicle for short-term or frequent transfers. The Policy does not permit market timing/frequent transfers. As described above, frequent transfers among investment option portfolios disrupt portfolio management in the underlying mutual fund and tend to drive fund expenses higher. We reserve the right to limit or revoke your transfer privileges and/or may not accept future premium payments from you if you engage in frequent transfer activity. We consider eight or more transfers in any three-month period to be frequent transfer activity, although we reserve the right to impose restrictions if there are less frequent transfers.


         DO NOT INVEST WITH US IF YOU INTEND TO CONDUCT MARKET TIMING/FREQUENT TRANSFER ACTIVITY. IF YOU DO, WE WILL IMMEDIATELY NOTIFY YOU AND YOUR AGENT IN WRITING THAT ANY ADDITIONAL REQUESTS FOR TRANSFERS WILL BE SUBJECT TO CERTAIN RESTRICTIONS, INCLUDING THE PERMANENT LOSS OF ELECTRONIC TRANSFER PRIVILEGES. We consider transfers by telephone, fax, overnight mail or Internet to be "electronic" transfers.


         We may, at any time, discontinue transfer privileges, modify our procedures, or limit the number of transfers we permit.

         Your Policy, as applied for and issued, will automatically receive telephone transfer privileges unless you provide other instructions. The telephone transfer privileges allow you to give authority to the registered representative or agent of record for your Policy to make telephone transfers and to change the allocation of future payments among the subaccounts and the fixed account on your behalf according to your instructions. To make a telephone transfer, you may call us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time, or fax your instructions to 727-299-1648.

         Please note the following regarding telephone or fax transfers:

         -> We will employ reasonable procedures to confirm that telephone instructions are genuine.

         -> If we follow these procedures, we are not liable for any loss, damage, cost or expense from complying with telephone instructions we reasonably believe to be authentic. You bear the risk of any such loss.

         -> If we do not employ reasonable confirmation procedures, we may be liable for losses due to unauthorized or fraudulent instructions.

         -> Such procedures may include requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of transactions to owners, and/or tape recording telephone instructions received from owners.

         ->       We may also require written confirmation of your order.

         -> If you do not want the ability to make telephone transfers, you should notify us in writing at our office.

         -> Telephone or fax orders must be received at our office before 4:00 p.m. Eastern time to assure same-day pricing of the transaction.

         -> WE WILL NOT BE RESPONSIBLE FOR SAME-DAY PROCESSING OF TRANSFERS IF FAXED TO A NUMBER OTHER THAN 727-299-1648.

         -> We will not be responsible for any transmittal problems when you fax us your order unless you report it to us within five business days and send us proof of your fax transmittal. We may discontinue this option at any time.

         We cannot guarantee that telephone and faxed transactions will always be available. For example, our offices may be closed during severe weather emergencies or there may be interruptions in telephone or fax service beyond our control. If the volume of calls is unusually high, we might not have someone immediately available to receive your order. Although we have taken precautions to help our systems handle heavy use, we cannot promise complete reliability under all circumstances.

         Online transactions may not always be possible. Telephone and computer systems, whether yours, your Internet service provider's, your agent's or Western Reserve's, can experience outages or slowdowns for a variety of reasons. These outages or slowdowns may prevent or delay our receipt of your request. If you are experiencing problems, you should make your request or inquiry in writing. You should protect your personal identification number (PIN) because self-service options will be available to your agent of record and to anyone who provides your PIN. We will not be able to verify that the person using your PIN and providing instructions online is you or one authorized by you.

         We will process any transfer order we receive at our office before the NYSE closes (usually 4:00 p.m. Eastern time) using the subaccount unit value determined at the end of that session of the NYSE. If we receive the transfer order after the NYSE closes, we will process the order using the subaccount unit value determined at the close of the next regular business session of the NYSE.

FIXED ACCOUNT TRANSFERS

         You may make one transfer per Policy year from the fixed account unless you select dollar cost averaging from the fixed account. We reserve the right to require that you make the transfer request in writing. We must receive the transfer request no later than 30 days after a Policy anniversary. We will make the transfer at the end of the valuation date on which we receive the written request. The maximum amount you may transfer is limited to the greater of:

         -> 25% of the amount in the fixed account (currently we allow up to 50% of your value, but the 50% limit is not guaranteed); or

         -> the amount you transferred from the fixed account in the immediately prior Policy year.

         New Jersey: If your Policy was issued in the State of New Jersey, the fixed account is NOT available to you. You may not direct or transfer any money to the fixed account.


CONVERSION RIGHTS

         If, within 24 months of your Policy date, you transfer all of your subaccount values to the fixed account, then we will not charge you a transfer fee, even if applicable. You must make your request in writing to our office.

DOLLAR COST AVERAGING

         Dollar cost averaging is an investment strategy designed to reduce the average purchase price per unit. The strategy spreads the allocation of your premium into the subaccounts over a period of time. This potentially allows you to reduce the risk of investing most of your premium into the subaccounts at a time when prices are high. The success of this strategy is not assured and depends on market trends. You should consider carefully your financial ability to continue the program over a long enough period of time to purchase units when their value is low as well as when it is high. We make no guarantee that dollar cost averaging will result in a profit or protect you against loss.

         Under dollar cost averaging, we automatically transfer a set dollar amount from the WRL Transamerica Money Market subaccount, the WRL AEGON Bond subaccount or the fixed account to a subaccount that you choose. We will make the transfers monthly as of the end of the valuation date after the first Monthiversary after the record date. We will make the first transfer in the month after we receive your request at our office, provided that we receive the form by the 25th day of the month.

TO START DOLLAR COST AVERAGING:                 ->       you must submit a completed form to us at
                                                         our office requesting dollar cost averaging;

                                                ->       you must have at least $5,000 in each
                                                         account from which we will make transfers;

                                                ->       your total transfers each month under dollar
                                                         cost averaging must be at least $100; and

                                                ->       each month, you may not transfer more than
                                                         one-tenth of the amount that was in your
                                                         fixed account at the beginning of dollar
                                                         cost averaging.

         You may request dollar cost averaging at any time. There is no charge for dollar cost averaging. However, each transfer under dollar cost averaging counts towards your 12 free transfers each year.

DOLLAR COST AVERAGING WILL TERMINATE IF:        ->       we receive your request to cancel your
                                                         participation;

                                                ->       the value in the accounts from which we make
                                                         the transfers is depleted;

                                                ->       you elect to participate in the asset
                                                         rebalancing program; OR

                                                ->       you elect to participate in any asset
                                                         allocation services provided by a third
                                                         party.

         We may modify, suspend, or discontinue dollar cost averaging at any time.

ASSET REBALANCING PROGRAM

         We also offer an asset rebalancing program under which you may transfer amounts periodically to maintain a particular percentage allocation among the subaccounts you have selected. Cash value allocated to each subaccount will grow or decline in value at different rates. The asset rebalancing program automatically reallocates the cash value in the subaccounts at the end of each period to match your Policy's currently effective premium allocation schedule. Cash value in the fixed account and the dollar cost averaging program is not available for this program. This program does not guarantee gains. A subaccount may still have losses.

         You may elect asset rebalancing to occur on each quarterly, semi-annual or annual anniversary of the Policy date. Once we receive the asset rebalancing request form at our office, we will effect the initial rebalancing of cash value on the next such anniversary, in accordance with the Policy's current premium allocation schedule. You may modify your allocations quarterly. We will credit the amounts transferred at the unit value next determined on the dates the transfers are made. If a day on which rebalancing would ordinarily occur falls on a day on which the NYSE is closed, rebalancing will occur on the next day that the NYSE is open.

TO START ASSET REBALANCING:                  ->       you must submit a completed asset
                                                      rebalancing request form to us at our office
                                                      before the maturity date; and

                                             ->       you must have a minimum cash value of $5,000
                                                      or make a $5,000 initial premium payment.

         There is no charge for the asset rebalancing program. However, each reallocation we make under the program counts towards your 12 free transfers each year.

ASSET REBALANCING WILL CEASE IF:             ->       you elect to participate in the dollar cost
                                                      averaging program;

                                             ->       we receive your request to discontinue
                                                      participation at our office;

                                             ->       you make any transfer to or from any
                                                      subaccount other than under a scheduled
                                                      rebalancing; or

                                             ->       you elect to participate in any asset
                                                      allocation services provided by a third
                                                      party.

         You may start and stop participation in the asset rebalancing program at any time; but we restrict your right to re-enter the program to once each Policy year. If you wish to resume the asset rebalancing program, you must complete a new request form. We may modify, suspend, or discontinue the asset rebalancing program at any time.

THIRD PARTY ASSET ALLOCATION SERVICES

         We may provide administrative or other support services to independent third parties you authorize to conduct transfers on your behalf, or who provide recommendations as to how your subaccount values should be allocated. This includes, but is not limited to, transferring subaccount values among subaccounts in accordance with various investment allocation strategies that these third parties employ. These independent third parties may or may not be appointed Western Reserve agents for the sale of Policies. Western Reserve does not engage any third parties to offer investment allocation services of any type, so that persons or firms offering such services do so independent from any agency relationship they may have with Western Reserve for the sale of Policies. Western Reserve therefore takes no responsibility for the investment allocations and transfers transacted on your behalf by such third parties or any investment allocation recommendations made by such parties. Western Reserve does not currently charge you any additional fees for providing these support services. Western Reserve reserves the right to discontinue providing administrative and support services to owners utilizing independent third parties who provide investment allocation and transfer recommendations.

POLICY VALUES
================================================================================

CASH VALUE

         o Varies from day to day, depending on the investment experience of the subaccounts you choose, the interest credited to the fixed account, the charges deducted and any other Policy transactions (such as additional premium payments, transfers, withdrawals and Policy loans).

         o Serves as the starting point for calculating values under a Policy.

         o Equals the sum of all values in each subaccount and the fixed account.

         o        Is determined on the Policy date and on each valuation date.

         o Has no guaranteed minimum amount and may be more or less than premiums paid.

         o Includes any amounts held in the fixed account to secure any outstanding Policy loan.

NET SURRENDER VALUE

         The net surrender value is the amount we pay when you surrender your Policy. We determine the net surrender value at the end of the valuation period when we receive your written surrender request at our office.

NET SURRENDER VALUE ON ANY VALUATION         o         the cash value as of such
DATE EQUALS:                                           date; MINUS

                                             o         any surrender charge as
                                                       of such date; MINUS

                                             o         any outstanding Policy
                                                       loan amount(s); PLUS

                                             o         any interest you paid in
                                                       advance on the loan(s)
                                                       for the period between
                                                       the date of the surrender
                                                       and the next Policy
                                                       anniversary.

SUBACCOUNT VALUE

         Each subaccount's value is the cash value in that subaccount. At the end of any valuation period, the subaccount's value is equal to the number of units that the Policy has in the subaccount, multiplied by the unit value of that subaccount.

THE NUMBER OF UNITS IN ANY SUBACCOUNT        o         the initial units
ON ANY VALUATION DATE EQUALS:                          purchased at unit value
                                                       on the record date; PLUS

                                             o         units purchased with
                                                       additional net
                                                       premium(s); PLUS

                                             o         units purchased via
                                                       transfers from another
                                                       subaccount or the fixed
                                                       account; MINUS

                                             o         units redeemed to pay for
                                                       monthly deductions; MINUS

                                             o         units redeemed to pay for
                                                       cash withdrawals; MINUS

                                             o         units redeemed as part of
                                                       a transfer to another
                                                       subaccount or the fixed
                                                       account; MINUS

                                             o         units redeemed to pay pro
                                                       rata decrease charge and
                                                       transfer charges.

         Every time you allocate, transfer or withdraw money to or from a subaccount, we convert that dollar amount into units. We determine the number of units we credit to, or subtract from, your Policy by dividing the dollar amount of the allocation, transfer or cash withdrawal by the unit value for that subaccount next determined at the end of the valuation period on which the premium allocation, transfer request or cash withdrawal request is received at our office.

SUBACCOUNT UNIT VALUE

         The value (or price) of each subaccount unit will reflect the investment performance of the portfolio in which the subaccount invests. Unit values will vary among subaccounts. The unit value of each subaccount was originally established at $10 per unit. The unit value may increase or decrease from one valuation period to the next.

THE UNIT VALUE OF ANY                        o         the total value of the
SUBACCOUNT AT THE END OF A                             portfolio shares held in
VALUATION PERIOD IS                                    the subaccount, including
CALCULATED AS:                                         the value of any
                                                       dividends or capital
                                                       gains distribution
                                                       declared and reinvested
                                                       by the portfolio during
                                                       the valuation period.
                                                       This value is determined
                                                       by multiplying the number
                                                       of portfolio shares owned
                                                       by the subaccount by the
                                                       portfolio's net asset
                                                       value per share
                                                       determined at the end of
                                                       the valuation period;
                                                       MINUS

                                             o         a charge equal to the
                                                       daily net assets of the
                                                       subaccount multiplied by
                                                       the daily equivalent of
                                                       the daily mortality and
                                                       expense risk charge;
                                                       MINUS

                                             o         the accrued amount of
                                                       reserve for any taxes or
                                                       other economic burden
                                                       resulting from applying
                                                       tax laws that we
                                                       determine to be properly
                                                       attributable to the
                                                       subaccount; AND THE
                                                       RESULT DIVIDED BY

                                             o         the number of outstanding
                                                       units in the subaccount
                                                       before the purchase or
                                                       redemption of any units
                                                       on that date.

         The portfolio in which any subaccount invests will determine its net asset value per share once daily, as of the close of the regular business session of the NYSE (usually 4:00 p.m. Eastern time) except on customary national holidays on which the NYSE is closed, which coincides with the end of each valuation period.

FIXED ACCOUNT VALUE

         On the record date, the fixed account value is equal to the cash value allocated to the fixed account from the WRL Transamerica Money Market subaccount.

THE FIXED ACCOUNT VALUE AT THE END OF ANY    o         the sum of net premium(s)
VALUATION PERIOD IS EQUAL TO:                          allocated to the fixed
                                                       account; PLUS

                                             o         any amounts transferred
                                                       from a subaccount to the
                                                       fixed account; PLUS

                                             o         total interest credited
                                                       to the fixed account;
                                                       MINUS

                                             o         amounts charged to pay
                                                       for monthly deductions;
                                                       MINUS

                                             o         amounts withdrawn or
                                                       surrendered from the
                                                       fixed account to pay for
                                                       cash withdrawals; MINUS

                                             o         amounts transferred from
                                                       the fixed account to a
                                                       subaccount; MINUS

                                             o         amounts withdrawn from
                                                       the fixed account to pay
                                                       any pro rata decrease
                                                       charge incurred due to a
                                                       decrease in specified
                                                       amount.


         New Jersey: If your Policy was issued in the State of New Jersey, the fixed account value at the end of any valuation period is equal to:


                  o any amounts transferred from a subaccount to the fixed account to establish a loan reserve; PLUS

                  o        total interest credited to the fixed account.

DEATH BENEFIT
================================================================================

DEATH BENEFIT PROCEEDS

         As long as the Policy is in force, we will pay the death benefit proceeds on an individual Policy once we receive satisfactory proof of the insured's death. We may require return of the Policy. We will pay the death benefit proceeds to the primary beneficiary(ies), if living, or to a contingent beneficiary. If each beneficiary dies before the insured and there is no contingent beneficiary, we will pay the death benefit proceeds to the owner or the owner's estate. We will pay the death benefit proceeds in a lump sum or under a payment option.

DEATH BENEFIT PROCEEDS EQUAL:                o         the death benefit
                                                       (described below); MINUS

                                             o         any monthly deductions
                                                       due during the grace
                                                       period (if applicable);
                                                       MINUS

                                             o         any outstanding loan
                                                       amount; PLUS

                                             o         any additional insurance
                                                       in force provided by
                                                       rider; PLUS

                                             o         any interest you paid in
                                                       advance on the loan(s)
                                                       for the period between
                                                       the date of death and the
                                                       next Policy anniversary.

         We may further adjust the amount of the death benefit proceeds if we contest the Policy or if you misstate the insured's age or gender.

BASE POLICY DEATH BENEFIT

         The Policy provides a death benefit. The death benefit is determined at the end of the valuation period in which the insured dies. You must select one of the two death benefit options we offer in your application. No matter which death benefit option you choose, we guarantee that, so long as the Policy does not lapse, the death benefit will never be less than the specified amount on the date of the insured's death.

DEATH BENEFIT OPTION A                       o         the current specified
EQUALS THE GREATER OF:                                 amount; OR

                                             o         a specified percentage
                                                       called the "limitation
                                                       percentage," MULTIPLIED
                                                       BY

                                             o         the cash value on the
                                                       insured's date of death.

         Under Option A, your death benefit remains level unless the limitation percentage multiplied by the cash value is greater than the specified amount; then the death benefit will vary as the cash value varies.

         The limitation percentage is the minimum percentage of cash value we must pay as the death benefit under federal tax requirements. It is based on the attained age of the insured at the beginning of each Policy year. The following table indicates the limitation percentages for different ages:

            ATTAINED AGE                                    LIMITATION PERCENTAGE
            40 and under                                            250%
              41 to 45                      250% of cash value minus 7% for each age over age 40
              46 to 50                      215% of cash value minus 6% for each age over age 45
              51 to 55                      185% of cash value minus 7% for each age over age 50
              56 to 60                      150% of cash value minus 4% for each age over age 55
              61 to 65                      130% of cash value minus 2% for each age over age 60
              66 to 70                      120% of cash value minus 1% for each age over age 65
              71 to 75                      115% of cash value minus 2% for each age over age 70
              76 to 90                                              105%
              91 to 95                      105% of cash value minus 1% for each age over age 90
            96 and older                                            100%

         If the federal tax code requires us to determine the death benefit by reference to these limitation percentages, the Policy is described as "in the corridor." An increase in the cash value will increase our risk, and we will increase the cost of insurance we deduct from the cash value.

         Option A Illustration. Assume that the insured's attained age is under 40, there have been no withdrawals or decreases in specified amount, and that there are no outstanding loans. Under Option A, a Policy with a $500,000 specified amount will generally pay $500,000 in death benefits. However, because the death benefit must be equal to or be greater than 250% of cash value, any time the cash value of the Policy exceeds $200,000, the death benefit will exceed the $500,000 specified amount. Each additional dollar added to the cash value above $200,000 will increase the death benefit by $2.50.

         Similarly, so long as the cash value exceeds $200,000, each dollar taken out of the cash value will reduce the death benefit by $2.50. If at any time the cash value multiplied by the limitation percentage is less than the specified amount, the death benefit will equal the specified amount of the Policy reduced by the dollar value of any cash withdrawals.

DEATH BENEFIT OPTION B                       o         the current specified
EQUALS THE GREATER OF:                                 amount; PLUS

                                                       ->       the cash value
                                                                on the insured's
                                                                date of death;
                                                                OR

                                             o         the limitation
                                                       percentage, MULTIPLIED BY

                                                       ->       the cash value
                                                                on the insured's
                                                                date of death.

         Under Option B, the death benefit always varies as the cash value varies.

         Option B Illustration. Assume that the insured's attained age is under 40 and that there are no outstanding loans. Under Option B, a Policy with a specified amount of $500,000 will generally pay a death benefit of $500,000 plus cash value. Thus, a Policy with a cash value of $100,000 will have a death benefit of $600,000 ($500,000 + $100,000). The death benefit, however, must be at least 250% of cash value. As a result, if the cash value of the Policy exceeds $333,333, the death benefit will be greater than the specified amount plus cash value. Each additional dollar of cash value above $333,333 will increase the death benefit by $2.50.

         Similarly, any time cash value exceeds $333,333, each dollar taken out of cash value will reduce the death benefit by $2.50. If at any time, cash value multiplied by the limitation percentage is less than the specified amount plus the cash value, then the death benefit will be the specified amount plus the cash value of the Policy.

EFFECT OF CASH WITHDRAWALS ON THE DEATH BENEFIT

         If you choose Option A, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal. Regardless of the death benefit option you choose, a cash withdrawal will reduce the death benefit by at least the amount of the withdrawal.

CHOOSING DEATH BENEFIT OPTIONS

         You must choose one death benefit option on your application. This is an important decision. The death benefit option you choose will have an impact on the dollar value of the death benefit, on your cash value, and on the amount of cost of insurance charges you pay.

         If you do not select a death benefit option on your application, we will assume you selected death benefit Option A and will ask you to confirm the selection of Option A in writing or choose one of the other death benefit options.

         You may find Option A more suitable for you if your goal is to increase your cash value through positive investment experience. You may find Option B more suitable if your goal is to increase your total death benefit.

CHANGING THE DEATH BENEFIT OPTION

         After the third Policy year, you may change your death benefit option once each Policy year if you have not decreased the specified amount that year. We will notify you of the new specified amount.

         o        You must send your written request to our office.

         o The effective date of the change will be the Monthiversary on or following the date when we receive your request for a change.

         o You may not make a change that would decrease the specified amount below the minimum specified amount shown on your Policy schedule page.

         o There may be adverse federal tax consequences. You should consult a tax advisor before changing your Policy's death benefit option.

         If you change your death benefit option from Option B to Option A, we will make the specified amount after the change equal to the specified amount prior to the change, plus your Policy's cash value on the effective date of the change. If you change your death benefit option from Option A to Option B, we will make the specified amount after the change equal to the specified amount prior to the change, minus the cash value on the effective date of the change. We will notify you of the new specified amount.


DECREASING THE SPECIFIED AMOUNT

         After the Policy has been in force for three years, you may decrease the specified amount once each Policy year if you have not changed the death benefit option that year. A decrease in the specified amount will affect your cost of insurance charge and your minimum monthly guarantee premium, and may have adverse federal tax consequences. You should consult a tax advisor before decreasing your Policy's specified amount.

CONDITIONS FOR DECREASING                    o         you must send your
THE SPECIFIED AMOUNT:                                  written request to our
                                                       office;

                                             o         you may not change your
                                                       death benefit option or
                                                       in the same Policy year
                                                       that you decrease your
                                                       specified amount;

                                             o         you may not decrease your
                                                       specified amount lower
                                                       than the minimum
                                                       specified amount shown on
                                                       your Policy schedule
                                                       page;

                                             o         you may not decrease your
                                                       specified amount if it
                                                       would disqualify your
                                                       Policy as life insurance
                                                       under the Internal
                                                       Revenue Code;

                                             o         we may limit the amount
                                                       of the decrease to no
                                                       more than 20% of the
                                                       specified amount;

                                             o         a decrease in specified
                                                       amount will take effect
                                                       on the Monthiversary on
                                                       or after we receive your
                                                       written request; and

                                             o         we will assess a pro rata
                                                       decrease charge against
                                                       the cash value if you
                                                       request a decrease in
                                                       your specified amount
                                                       within the first 15
                                                       Policy years.

NO INCREASES IN THE SPECIFIED AMOUNT

         We do not allow increases in the specified amount. If you want additional insurance, you may purchase a term rider (PIR or PIR Plus) or purchase an additional policy(ies) naming the same owner. We may waive the Policy charge at issue on these additional policies.

PAYMENT OPTIONS

         There are several ways of receiving proceeds under the death benefit and surrender provisions of the Policy, other than in a lump sum.

SURRENDERS AND CASH WITHDRAWALS
================================================================================

SURRENDERS

         You must make a written request containing an original signature to surrender your Policy for its net surrender value as calculated at the end of the valuation date on which we receive your request at our office. The insured must be alive, the Policy must be in force, and it must be before the maturity date when you make your written request. A surrender is effective as of the date when we receive your written request. You will incur a surrender charge if you surrender the Policy during the first 15 Policy years. Once you surrender your Policy, all coverage and other benefits under it cease and cannot be reinstated. We will normally pay you the net surrender value in a lump sum within seven days or under a settlement option. A surrender may have tax consequences. See Federal Income Tax Considerations.

CASH WITHDRAWALS

         After the first Policy year, you may request a cash withdrawal of a portion of your cash value subject to certain conditions.

CASH WITHDRAWAL CONDITIONS:                  o         You must send your
                                                       written cash withdrawal
                                                       request with an original
                                                       signature to our office.

                                             o         We only allow one cash
                                                       withdrawal per Policy
                                                       year.

                                             o         We may limit the amount
                                                       you can withdraw to at
                                                       least $500, and to no
                                                       more than 10% of the net
                                                       surrender value. We
                                                       currently intend to limit
                                                       the amount you can
                                                       withdraw to 25% of the
                                                       net surrender value after
                                                       the 10th Policy year.

                                             o         You may not take a cash
                                                       withdrawal if it will
                                                       reduce the specified
                                                       amount below the minimum
                                                       specified amount set
                                                       forth in the Policy.

                                             o         You may specify the
                                                       subaccount(s) and the
                                                       fixed account from which
                                                       to make the withdrawal.
                                                       If you do not specify an
                                                       account, we will take the
                                                       withdrawal from each
                                                       account in accordance
                                                       with your current premium
                                                       allocation instructions.

                                             o         We generally will pay a
                                                       cash withdrawal request
                                                       within seven days
                                                       following the valuation
                                                       date we receive the
                                                       request at our office.

                                             o         We will deduct a
                                                       processing fee equal to
                                                       $25 or 2% of the amount
                                                       you withdraw, whichever
                                                       is less. We deduct this
                                                       amount from the
                                                       withdrawal, and we pay
                                                       you the balance.

                                             o         You may not take a cash
                                                       withdrawal that would
                                                       disqualify your Policy as
                                                       life insurance under the
                                                       Internal Revenue Code.

                                             o         A cash withdrawal may
                                                       have tax consequences.

         A cash withdrawal will reduce the cash value by the amount of the cash withdrawal, and will reduce the death benefit by at least the amount of the cash withdrawal. When death benefit Option A is in effect, a cash withdrawal will reduce the specified amount by an amount equal to the amount of the cash withdrawal. We will not impose a pro rata decrease charge when the specified amount is decreased as a result of taking a cash withdrawal.

         When we incur extraordinary expenses, such as overnight mail expenses or wire service fees, for expediting delivery of your partial withdrawal or complete surrender payment, we will deduct that charge from the payment. We charge $20 for an overnight delivery ($30 for Saturday delivery) and $25 for wire service.

CANCELING A POLICY

         You may cancel a Policy for a refund during the "free-look period" by returning it to our office, to one of our branch offices or to the agent who sold you the Policy. The free-look period expires 10 days after you receive the Policy. In some states you may have more than 10 days. If you decide to cancel the Policy during the free-look period, we will treat the Policy as if it had never been issued. We will pay the refund within seven days after we receive the returned Policy at our office. The amount of the refund will be:

         o        any charges and taxes we deduct from your premiums; PLUS

         o any monthly deductions or other charges we deducted from amounts you allocated to the subaccounts and the fixed account; PLUS

         o your cash value in the subaccounts and the fixed account on the date we (or our agent) receive the returned Policy at our office.

         Some states may require us to refund all of the premiums you paid for the Policy.

LOANS
================================================================================

GENERAL

         After the first Policy year (as long as the Policy is in force) you may borrow money from us using the Policy as the only security for the loan. We may permit a loan prior to the first anniversary for Policies issued pursuant to 1035 Exchanges. A loan that is taken from, or secured by, a Policy may have tax consequences. See Federal Income Tax Considerations.

POLICY LOANS ARE SUBJECT TO                  o         we may require you to
CERTAIN CONDITIONS:                                    borrow at least $500; and

                                             o         the maximum amount you
                                                       may borrow is 90% of the
                                                       cash value, MINUS any
                                                       surrender charge and
                                                       MINUS any outstanding
                                                       loan amount.

         When you take a loan, we will withdraw an amount equal to the requested loan plus interest in advance until the next Policy anniversary from each of the subaccounts and the fixed account based on your current premium allocation instructions (unless you specify otherwise). We will transfer that amount to the loan reserve. The loan reserve is the portion of the fixed account used as collateral for a Policy loan.

         We normally pay the amount of the loan within seven days after we receive a proper loan request at our office. We may postpone payment of loans under certain conditions.

         You may request a loan by telephone by calling us at 1-800-851-9777 Monday - Friday 8:30 a.m. - 7:00 p.m. Eastern time. If the loan amount you request exceeds $50,000 or if the address of record has been changed within the past 10 days, we may reject your request. If you do not want the ability to request a loan by telephone, you should notify us in writing at our office. You will be required to provide certain information for identification purposes when you request a loan by telephone. We may ask you to provide us with written confirmation of your request. We will not be liable for processing a loan request if we believe the request is genuine.

         You may also fax your loan request to us at 727-299-1667. We will not be responsible for any transmittal problems when you fax your request unless you report it to us within five business days and send us proof of your fax transmittal.

         You can repay a loan at any time while the Policy is in force. Loan repayments must be sent to our office and will be credited as of the date received. WE WILL CONSIDER ANY PAYMENTS YOU MAKE ON THE POLICY TO BE PREMIUM PAYMENTS UNLESS THE PAYMENTS ARE CLEARLY SPECIFIED AS LOAN REPAYMENTS. BECAUSE WE DO NOT APPLY THE PREMIUM EXPENSE CHARGE TO LOAN REPAYMENTS, IT IS VERY IMPORTANT THAT YOU INDICATE CLEARLY IF YOUR PAYMENT IS INTENDED TO REPAY ALL OR PART OF A LOAN.

         At each Policy anniversary, we will compare the outstanding loan amount to the amount in the loan reserve. We will also make this comparison any time you repay all or part of the loan, or make a request to borrow an additional amount. At each such time, if the outstanding loan amount exceeds the amount in the loan reserve, we will withdraw the difference from the subaccounts and the fixed account and transfer it to the loan reserve, in the same manner as when a loan is made. If the amount in the loan reserve exceeds the amount of the outstanding loan, we will withdraw the difference from the loan reserve and transfer it to the subaccounts and the fixed account in the same manner as current premiums are allocated. No charge will be imposed for these transfers, and these transfers are not treated as transfers in calculating the transfer charge. WE RESERVE THE RIGHT TO REQUIRE A TRANSFER TO THE FIXED ACCOUNT IF THE LOANS WERE ORIGINALLY TRANSFERRED FROM THE FIXED ACCOUNT.

INTEREST RATE CHARGED


         We will charge you an annual interest rate on a Policy loan equal to 5.2% in advance (approximately equal to an effective annual rate of 5.5%). Loan interest that is unpaid when due will be added to the amount of the loan on each Policy anniversary and will bear interest at the same rate.


LOAN RESERVE INTEREST RATE CREDITED

         We will credit the amount in the loan reserve with interest at an effective annual rate of at least 4.0%. We may credit a higher rate, but we are not obligated to do so.

         o We currently credit interest at an effective annual rate of 4.75% on amounts you borrow during the first ten Policy years.

         o After the tenth Policy year, on all amounts that you have borrowed, we currently credit interest to part of the cash value in excess of the premiums paid less withdrawals at an interest rate equal to the interest rate we charge on the total loan. The remaining portion, equal to the cost basis, is currently credited an effective annual rate of 4.75%.

EFFECT OF POLICY LOANS

         A Policy loan reduces the death benefit proceeds and net surrender value by the amount of any outstanding loan amount. Repaying the loan causes the death benefit proceeds and net surrender value to increase by the amount of the repayment. As long as a loan is outstanding, we hold an amount equal to the loan plus interest charged in advance until the next Policy anniversary in the loan reserve. This amount is not affected by the separate account's investment performance and may not be credited with the interest rates accruing on the unloaned portion of the fixed account. Amounts transferred from the separate account to the loan reserve will affect the value in the separate account because we credit such amounts with an interest rate declared by us rather than a rate of return reflecting the investment results of the separate account.


         We also charge interest on Policy loans at an effective new annual rate of 5.5%. Because interest is added to the amount of the Policy loan to be repaid, the size of the loan will constantly increase unless the Policy loan is repaid.


         There are risks involved in taking a Policy loan, including the potential for a Policy to lapse if projected earnings, taking into account outstanding loans, are not achieved. A Policy loan may also have possible adverse tax consequences. You should consult a tax advisor before taking out a Policy loan.

         We will notify you (and any assignee of record) if the sum of your loan amount plus any interest you owe on the loan is more than the net surrender value. If you do not submit a sufficient payment within 61 days from the date of the notice, your Policy may lapse.

POLICY LAPSE AND REINSTATEMENT
================================================================================

LAPSE

         Your Policy may not necessarily lapse (terminate without value) if you fail to make a planned periodic payment. However, even if you make all your planned periodic payments, there is no guarantee that your Policy will not lapse. This Policy provides a no lapse period (premium protection period in Illinois). See below. Once your no lapse period ends, your Policy may lapse (terminate without value) if the net surrender value on any Monthiversary is less than the monthly deductions due on that day. Such lapse might occur if unfavorable investment experience, loans and cash withdrawals cause a decrease in the net surrender value, or you have not paid sufficient premiums as discussed below to offset the monthly deductions.

         If the net surrender value is not enough to pay the monthly deductions, we will mail a notice to your last known address and any assignee of record. The notice will specify the minimum payment you must pay and the final date by which we must receive the payment to prevent a lapse. We generally require that you make the payment within 61 days after the date of the notice. This 61-day period is called the GRACE PERIOD. If we do not receive the specified minimum payment by the end of the grace period, all coverage under the Policy will terminate without value.

NO LAPSE PERIOD

         This Policy provides a no lapse period (premium protection period in Illinois). As long as you keep the no lapse period in effect, your Policy will not lapse and no grace period will begin. Even if your net surrender value is not enough to pay your monthly deduction, the Policy will not lapse so long as the no lapse period is in effect. The no lapse period will not extend beyond the no lapse date stated in your Policy. Each month we determine whether the no lapse period is still in effect.

NO LAPSE PERIOD                              o         For a Policy issued to
                                                       any insured ages 0-60,
                                                       the no lapse date is
                                                       either the anniversary on
                                                       which the insured's
                                                       attained age is 65 or the
                                                       10th Policy anniversary,
                                                       whichever is earlier.

                                             o         For a Policy issued to an
                                                       insured ages 61-80, the
                                                       no lapse date is the
                                                       fifth Policy anniversary.

                                             o         The no lapse date is
                                                       specified in your Policy.


EARLY TERMINATION OF THE NO LAPSE PERIOD     o         The no lapse period
                                                       coverage will end
                                                       immediately if you do not
                                                       pay sufficient minimum
                                                       monthly guarantee
                                                       premiums.


                                             o         You must pay total
                                                       premiums (minus
                                                       withdrawals, outstanding
                                                       loan amounts, and any pro
                                                       rata decrease charge)
                                                       that equal at least:

                                                       ->       the sum of the
                                                                minimum monthly
                                                                guarantee
                                                                premiums in
                                                                effect for each
                                                                month from the
                                                                Policy date up
                                                                to and including
                                                                the current
                                                                month.

         You will lessen the risk of Policy lapse if you keep the no lapse period in effect. Before you take a cash withdrawal or a loan or decrease the specified amount or add, increase or decrease a rider you should consider carefully the effect it will have on the no lapse period guarantee.

         In addition, if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider, we will adjust the minimum monthly guarantee premium. See Minimum Monthly Guarantee Premium for a discussion of how the minimum monthly guarantee premium is calculated and can change.

REINSTATEMENT

         We will reinstate a lapsed Policy within five years after the lapse (and prior to the maturity date). To reinstate the Policy you must:

         o        submit a written application for reinstatement to our office;

         o        provide evidence of insurability satisfactory to us;

         o make a minimum premium payment sufficient to provide a net premium that is large enough to cover:

                  ->     three monthly deductions.

         The cash value of the loan reserve on the reinstatement date will be zero. Your net surrender value on the reinstatement date will equal the net premiums you pay at reinstatement, MINUS one monthly deduction and any surrender charge. The reinstatement date for your Policy will be the Monthiversary on or following the day we approve your application for reinstatement. We may decline a request for reinstatement.

FEDERAL INCOME TAX CONSIDERATIONS
================================================================================

         The following summarizes some of the basic federal income tax considerations associated with a Policy and does not purport to be complete or to cover all situations. THIS DISCUSSION IS NOT INTENDED AS TAX ADVICE. Please consult counsel or other qualified tax advisors for more complete information. We base this discussion on our understanding of the present federal income tax laws as they are currently interpreted by the Internal Revenue Service (the "IRS"). Federal income tax laws and the current interpretations by the IRS may change.

TAX STATUS OF THE POLICY

         A Policy must satisfy certain requirements set forth in the Internal Revenue Code (the "Code") in order to qualify as a life insurance policy for federal income tax purposes and to receive the tax treatment normally accorded life insurance policies under federal tax law. Guidance as to how these requirements are to be applied is limited. Nevertheless, we believe that this Policy should generally satisfy the applicable Code requirements. It is also uncertain whether death benefits under policies where the maturity date has been extended will be excludible from the beneficiary's gross income and whether policy cash value will be deemed to be distributed to you on the original maturity date. Such a deemed distribution may be taxable. If it is subsequently determined that a Policy does not satisfy the applicable requirements, we may take appropriate steps to bring the Policy into compliance with such requirements and we reserve the right to restrict Policy transactions in order to do so.


         In certain circumstances, owners of variable life insurance policies have been considered for federal income tax purposes to be the owners of the assets of the separate account supporting their policies due to their ability to exercise investment control over those assets. Where this is the case, the policyowners have been currently taxed on income and gains attributable to the separate account assets. There is little guidance in this area, and some features of the Policies, such as your flexibility to allocate premiums and cash values, have not been explicitly addressed in published rulings. We believe that the Policy does not give you investment control over separate account assets.


         In addition, the Code requires that the investments of the separate account be "adequately diversified" in order to treat the Policy as a life insurance policy for federal income tax purposes. We intend that the separate account, through the portfolios, will satisfy these diversification requirements.

         The following discussion assumes that the Policy will qualify as a life insurance policy for federal income tax purposes.

TAX TREATMENT OF POLICY BENEFITS

         In General. We believe that the death benefit under a Policy should be excludible from the beneficiary's gross income. Federal, state and local transfer, estate and other tax consequences of ownership or receipt of Policy proceeds depend on your circumstances and the beneficiary's circumstances. A tax advisor should be consulted on these consequences.


         Generally, you will not be deemed to be in constructive receipt of the cash value until there is a distribution. When distributions from a Policy occur, or when loans are taken out from or secured by a Policy (e.g., by assignment), the tax consequences depend on whether the Policy is classified as a "Modified Endowment Contract" ("MEC"). Moreover, if a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, the amount of the outstanding indebtedness will be added to the amount distributed and will be taxed accordingly.



         Modified Endowment Contracts. Under the Code, certain life insurance policies are classified as MECs and receive less favorable tax treatment than other life insurance policies. The rules are too complex to summarize here, but generally depend on the amount of premiums paid during the first seven Policy years or in the seven Policy years following certain changes in the Policy. Certain changes in the Policy after it is issued could also cause the Policy to be classified as a MEC. Due to the Policy's flexibility, each Policy's circumstances will determine whether the Policy is classified as a MEC. Among other things, a reduction in benefits could cause a Policy to become a MEC. If you do not want your Policy to be classified as a MEC, you should consult a tax advisor to determine the circumstances, if any, under which your Policy would or would not be classified as a MEC.

         Upon issue of your Policy, we will notify you as to whether or not your Policy is classified as a MEC based on the initial premium we receive. If your Policy is not a MEC at issue, then you will also be notified of the maximum amount of additional premiums you can pay without causing your Policy to be classified as a MEC. If a payment would cause your Policy to become a MEC, you and your agent will be notified immediately. At that time, you will need to notify us if you want to continue your Policy as a MEC. Unless you notify us that you do want to continue your Policy as a MEC, we will refund the dollar amount of the excess premium that would cause the Policy to become a MEC.

         Distributions (other than Death Benefits) from MECs. Policies classified as MECs are subject to the following tax rules:

         o All distributions other than death benefits from a MEC, including distributions upon surrender and cash withdrawals, will be treated first as distributions of gain taxable as ordinary income. They will be treated as tax-free recovery of the owner's investment in the Policy only after all gain has been distributed. Your investment in the Policy is generally your total premium payments. When a distribution is taken from the Policy, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


         o Loans taken from or secured by (e.g., by assignment) such a Policy are treated as distributions and taxed accordingly. If the Policy is part of a collateral assignment split dollar arrangement, the initial assignment as well as increases in cash value during the assignment may be distributions and taxable.


         o A 10% additional federal income tax is imposed on the amount included in income except where the distribution or loan is made when you have attained age 59 1/2 or are disabled, or where the distribution is part of a series of substantially equal periodic payments for your life (or life expectancy) or the joint lives (or joint life expectancies) of you and the beneficiary.

         o If a Policy becomes a MEC, distributions that occur during the Policy year will be taxed as distributions from a MEC. In addition, distributions from a Policy within two years before it becomes a MEC will be taxed in this manner. This means that a distribution from a Policy that is not a MEC at the time when the distribution is made could later become taxable as a distribution from a MEC.


         Distributions (other than Death Benefits) from Policies that are not MECs. Distributions from a Policy that is not a MEC are generally treated first as a recovery of your investment in the Policy, and as taxable income after the recovery of all investment in the Policy. However, certain distributions which must be made in order to enable the Policy to continue to qualify as a life insurance policy for federal income tax purposes if Policy benefits are reduced during the first 15 Policy years may be treated in whole or in part as ordinary income subject to tax. Distributions from or loans from or secured by a Policy that is not a MEC are not subject to the 10% additional tax.


         Loans from or secured by a Policy that is not a MEC are generally not treated as distributions. Instead, such loans are treated as indebtedness. If a loan from a Policy that is not a MEC is outstanding when the Policy is surrendered or lapses, the amount of the outstanding indebtedness will be taxed as if it were a distribution at that time. The tax consequences associated with Policy loans outstanding after the first 10 Policy years with preferred loan rates are less clear and a tax advisor should be consulted about such loans.

         Multiple Policies. All MECs that we issue (or that our affiliates issue) to the same owner during any calendar year are treated as one MEC for purposes of determining the amount includible in the owner's income when a taxable distribution occurs.

         Deductibility of Policy Loan Interest. In general, interest you pay on a loan from a Policy will not be deductible. Before taking out a Policy loan, you should consult a tax advisor as to the tax consequences.

         Investment in the Policy. Your investment in the Policy is generally the sum of the premium payments you made. When a distribution from the Policy occurs, your investment in the Policy is reduced by the amount of the distribution that is tax-free.


         Withholding. To the extent that Policy distributions are taxable, they are generally subject to withholding for the recipient's federal income tax liability. The federal income tax withholding rate is generally 10% of the taxable amount of the distribution. Withholding applies only if the taxable amount of all distributions are at least $200 during a taxable year. Some states also require withholding for state income taxes. With the exception of amounts that represent eligible rollover distributions from 403(b) arrangements, which are subject to mandatory withholding of 20% for federal tax, recipients can generally elect, however, not to have tax withheld from distributions. If the taxable distributions are delivered to foreign countries, withholding will apply unless you certify to us that you are not a U.S. person residing abroad. Taxable distributions to non-resident aliens are generally subject to withholding at a 30% rate unless withholding is eliminated under an international treaty with the United States. The payment of death benefits is generally not subject to withholding. The payment of death benefits is generally not subject to withholding. The payment of death benefits is generally not subject to withholding.


         Policy Loans. If a loan from a Policy that is not a MEC is outstanding when the Policy is canceled or lapses, or if a loan is taken out and the Policy is a MEC, then the amount of the outstanding indebtedness will be taxed as if it were a distribution.

         Business Uses of the Policy. The Policy may be used in various arrangements, including nonqualified deferred compensation or salary continuance plans, split dollar insurance plans, executive bonus plans, retiree medical benefit plans and others. The tax consequences of such plans and business uses of the Policy may vary depending on the particular facts and circumstances of each individual arrangement and business uses of the Policy. Therefore, if you are contemplating using the Policy in any arrangement the value of which depends in part on its tax consequences, you should be sure to consult a tax advisor as to tax attributes of the arrangement. In recent years, moreover, Congress has adopted new rules relating to life insurance owned by businesses and the IRS has recently issued new guidelines on split-dollar arrangements. Any business contemplating the purchase of a new Policy or a change in an existing Policy should consult a tax advisor.

         Alternative Minimum Tax. There also may be an indirect tax upon the income in the Policy or the proceeds of a Policy under the federal corporate alternative minimum tax, if the policyowner is subject to that tax.

         Terminal Illness Accelerated Death Benefit Rider. We believe that the single-sum payment we make under this rider should be fully excludible from the gross income of the beneficiary, except in certain business contexts. You should consult a tax advisor about the consequences of adding this rider to your Policy, or requesting a single-sum payment.


         Continuation of Policy Beyond Age 100. The tax consequences of continuing the Policy beyond the insured's attained age 100 are unclear and may include taxation of the gain in the Policy at the original maturity date or the taxation of the death benefit in whole or in part. You should consult a tax advisor if you intend to keep the Policy in force beyond the insured's attained age 100.


         Other Tax Considerations. The transfer of the Policy or designation of a beneficiary may have federal, state, and/or local transfer and inheritance tax consequences, including the imposition of gift, estate, and generation-skipping transfer taxes. The individual situation of each owner or beneficiary will determine the extent, if any, to which federal, state, and local transfer and inheritance taxes may be imposed and how ownership or receipt of Policy proceeds will be treated for purposes of federal, state and local estate, inheritance, generation-skipping and other taxes.


         Special Rules for Pension Plans and 403(b) Arrangements. If the Policy is purchased in connection with a section 401(a) qualified pension or profit sharing plan, including a section 401(k) plan, or in connection with a section 403(b) plan or program, federal and state and estate tax consequences could differ from those stated in this prospectus. The purchase may also affect the qualified status of the plan. You should consult a qualified tax advisor in connection with such purchase.



         Policies owned under these types of plans may be subject to the Employee Retirement Income Security Act of 1974, or ERISA, which may impose additional requirements on the purchase of policies by such plans. You should consult a qualified advisor regarding ERISA.


OTHER POLICY INFORMATION
================================================================================

BENEFITS AT MATURITY

         If the insured is living and the Policy is in force, the Policy will mature on the Policy anniversary nearest the insured's 95th birthday. This is the maturity date. On the maturity date we will pay you the net surrender value of your Policy.

         If you send a written request to our office, we will extend the maturity date if your Policy is still in force on the maturity date. Any riders in force on the scheduled maturity date will terminate on that date and will not be extended. Interest on any outstanding Policy loans will continue to accrue during the period for which the maturity date is extended. You must submit a written request to our office for the extension between 90 and 180 days prior to the maturity date and elect one of the following:

         1. If you had previously selected death benefit Option B, we will change the death benefit to Option A. On each valuation date, we will adjust the specified amount to equal the cash value, and the limitation percentage will be 100%. We will not permit you to make additional premium payments unless it is required to prevent the Policy from lapsing. We will waive all future monthly deductions; or

         2. We will automatically extend the maturity date until the next Policy anniversary. You must submit a written request to our office, between 90 and 180 days before each subsequent Policy anniversary, stating that you wish to extend the maturity date for another Policy year. All benefits and charges will continue as set forth in your Policy. We will charge the then current cost of insurance rates.

         If you choose 2 above, you may change your election to 1 above at any time. However, if you choose 1 above, then you may not change your election to 2 above.


         The tax consequences of extending the maturity date beyond the 100th birthday of the insured are uncertain and may include taxation of the gain in the Policy at the original maturity date or taxation of the death benefit in whole or in part. You should consult a tax advisor as to those consequences.


PAYMENTS WE MAKE

         We usually pay the amounts of any surrender, cash withdrawal, death benefit proceeds, or settlement options within seven calendar days after we receive all applicable written notices and/or due proofs of death at our office. However, we can postpone such payments if:

         o the NYSE is closed, other than customary weekend and holiday closing, or trading on the NYSE is restricted as determined by the SEC; OR

         o the SEC permits, by an order, the postponement for the protection of policyowners; OR

         o the SEC determines that an emergency exists that would make the disposal of securities held in the separate account or the determination of their value not reasonably practicable.

         If you have submitted a recent check or draft, we have the right to defer payment of surrenders, cash withdrawals, death benefit proceeds, or payments under a settlement option until such check or draft has been honored. We also reserve the right to defer payment of transfers, cash withdrawals, death benefit proceeds, or surrenders from the fixed account for up to six months.

         If mandated under applicable law, we may be required to reject a premium payment and/or block a policyowner's account and thereby refuse to pay any request for transfers, withdrawals, surrenders, loans or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators

SPLIT DOLLAR ARRANGEMENTS

         You may enter into a split dollar arrangement with another owner or another person(s) whereby the payment of premiums and the right to receive the benefits under the Policy (i.e., cash surrender value of insurance proceeds) are split between the parties. There are different ways of allocating these rights.

         For example, an employer and employee might agree that under a Policy on the life of the employee, the employer will pay the premiums and will have the right to receive the cash surrender value. The employee may designate the beneficiary to receive any insurance proceeds in excess of the cash surrender value. If the employee dies while such an arrangement is in effect, the employer would receive from the insurance proceeds the amount that he would have been entitled to receive upon surrender of the Policy and the employee's beneficiary would receive the balance of the proceeds.

         No transfer of Policy rights pursuant to a split dollar arrangement will be binding on us unless in writing and received by us at our office. Split dollar arrangements may have tax consequences. You should consult a tax advisor before entering into a split dollar arrangement.

         On July 30, 2002, President Bush signed into law significant accounting and corporate governance reform legislation, known as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits, with limited exceptions, PUBLICLY-TRADED companies, including non-U.S. companies that have securities listed on exchanges in the United States, from extending, directly or through a subsidiary, many types of personal loans to their directors or executive officers. It is possible that this prohibition may be interpreted as applying to split-dollar life insurance policies for directors and executive officers of such companies, since such insurance arguably can be viewed as involving a loan from the employer for at least some purposes.

         Although the prohibition on loans of publicly-traded companies is generally effective as of July 30, 2002, there is an exception for loans outstanding as of the date of enactment, so long as there is no material modification to the loan terms and the loan is not renewed after July 30, 2002. Any affected business contemplating the payment of a premium on an existing Policy, or the purchase of a new Policy, in connection with a split-dollar life insurance arrangement should consult legal counsel.

         In addition, the IRS recently issued guidance that affects the tax treatment of split-dollar arrangements and the Treasury Department recently issued proposed regulations that, if finalized, would significantly affect the tax treatment of such arrangements. The IRS guidance and the proposed regulations affect all split dollar arrangements, not just those involving publicly-traded companies. Consult your qualified tax advisor with respect to the effect of this current and proposed guidance on your split dollar policy.

POLICY TERMINATION

         Your Policy will terminate on the earliest of:

         o        the maturity date;                o        the end of the
                                                             grace period; or

         o        the date the insured dies;        o        the date the Policy
                                                              is surrendered.

SUPPLEMENTAL BENEFITS (RIDERS)
================================================================================

         The following supplemental benefits (riders) are available and may be added to a Policy. Monthly charges for these riders are deducted from cash value as part of the monthly deduction. The riders available with the Policies do not build cash value and provide benefits that do not vary with the investment experience of the separate account. For purposes of the riders, the primary insured is the person insured under the Policy. These riders may not be available in all states. Adding these supplemental benefits to an existing Policy or canceling them may have tax consequences and you should consult a tax advisor before doing so.

CHILDREN'S INSURANCE RIDER

         This rider provides a face amount on the primary insured's children. Our current minimum face amount for this rider for issue ages 15 days - 18 years of age is $2,000. The maximum face amount is $10,000. At the age of 25 or upon the death of the primary insured, whichever happens first, this rider may be converted to a new policy with a maximum face amount of up to five times the face amount of the rider. We will pay a death benefit once we receive proof that the insured child died while both the rider and coverage were in force for that child. If the primary insured dies while the rider is in force, we will terminate the rider 31 days after the death, and we will offer a separate life insurance policy to each insured child.

ACCIDENTAL DEATH BENEFIT RIDER

         Our current minimum face amount for this rider for issue ages 15-59 is $10,000. The maximum face amount available for this rider is $150,000 (up to 150% of specified amount).

         Subject to certain limitations, we will pay a face amount if the primary insured's death results solely from accidental bodily injury where:

         o the death is caused by external, violent, and accidental means;

         o        the death occurs within 90 days of the accident; and

         o        the death occurs while the rider is in force.

         The rider will terminate on the earliest of:

         o the Policy anniversary nearest the primary insured's 70th birthday;

         o        the date the Policy terminates; or

         o the Monthiversary when the rider terminates at the owner's request.

OTHER INSURED RIDER

         This rider insures the spouse or life partner and/or dependent children of the primary insured. Subject to the terms of the rider, we will pay the face amount of the rider to the primary insured. Our current minimum face amount for this rider for issue ages 0-80 is $10,000. The maximum face amount is the lesser of $500,000 or the amount of coverage on the primary insured. The maximum number of Other Insured Riders that is allowed on any one Policy is five (5). We will pay the rider's face amount when we receive proof at our office of the other insured's death. On any Monthiversary while the rider is in force, you may convert it to a new policy on the other insured's life (without evidence of insurability).

CONDITIONS TO CONVERT THE RIDER:             o         your request must be in
                                                       writing and sent to our
                                                       office;

                                             o         the rider has not reached
                                                       the anniversary nearest
                                                       to the other insured's
                                                       70th birthday;

                                             o         the new policy is any
                                                       permanent insurance
                                                       policy that we currently
                                                       offer;

                                             o         subject to the minimum
                                                       specified amount required
                                                       for the new policy, the
                                                       amount of the insurance
                                                       under the new policy will
                                                       equal the face amount in
                                                       force under the rider as
                                                       long as it meets the
                                                       minimum face amount
                                                       requirements of the
                                                       original Policy; and

                                             o         we will base your premium
                                                       on the other insured's
                                                       rate class under the
                                                       rider.

TERMINATION OF THE RIDER:                    The rider will terminate on the
                                             earliest of:

                                             o         the maturity date of the
                                                       Policy;

                                             o         the anniversary nearest
                                                       to the other insured's
                                                       95th birthday;

                                             o         the date the Policy
                                                       terminates for any reason
                                                       except for death of the
                                                       primary insured;

                                             o         31 days after the death
                                                       of the primary insured;

                                             o         the date of conversion of
                                                       this rider; or

                                             o         the Monthiversary on
                                                       which the rider is
                                                       terminated upon written
                                                       request by the owner.

DISABILITY WAIVER RIDER

         Subject to certain conditions, we will waive the Policy's monthly deductions while you are disabled. This rider may be purchased if your issue age is 15-55 years of age. We must receive proof that:

         o        you are totally disabled;

         o        the rider was in force when you became disabled;

         o you became disabled before the anniversary nearest to your 60th birthday; and

         o        you are continuously disabled for at least six months.

         We will not waive any deduction that becomes due more than one year before we receive written notice of your claim.

DISABILITY WAIVER AND INCOME RIDER

         This rider has the same benefits as the Disability Waiver Rider, but adds a monthly income benefit for up to 120 months. This rider may be purchased if your issue age is 15-55 years of age. The minimum income amount for this rider is $10. The maximum income amount is the lesser of 0.2% of your specified amount or $300 per month.

PRIMARY INSURED RIDER ("PIR") AND PRIMARY INSURED RIDER PLUS ("PIR PLUS")

         Under the PIR and the PIR Plus, we provide term insurance coverage on a different basis from the coverage in your Policy.

FEATURES OF PIR AND PIR PLUS:                o         the rider increases the
                                                       Policy's death benefit by
                                                       the rider's face amount;

                                             o         the PIR may be purchased
                                                       from issue ages 0-80;

                                             o         the PIR Plus may be
                                                       purchased from issue ages
                                                       18-80;

                                             o         the PIR terminates when
                                                       the insured turns 90, and
                                                       the PIR Plus terminates
                                                       when the insured turns
                                                       85;

                                             o         the minimum purchase
                                                       amount for the PIR and
                                                       PIR Plus is $25,000.
                                                       There is no maximum
                                                       purchase amount;

                                             o         we do not assess any
                                                       additional surrender
                                                       charge for PIR and PIR
                                                       Plus;

                                             o         generally PIR and PIR
                                                       Plus coverage costs less
                                                       than the insurance
                                                       coverage under the
                                                       Policy, but has no cash
                                                       value;

                                             o         you may cancel or reduce
                                                       your rider coverage
                                                       without decreasing your
                                                       Policy's specified
                                                       amount; and

                                             o         you may generally
                                                       decrease your specified
                                                       amount without reducing
                                                       your rider coverage.

CONDITIONS TO CONVERT THE RIDER:             o         your request must be in
                                                       writing and sent to our
                                                       office;

                                             o         the rider has not reached
                                                       the anniversary nearest
                                                       to the primary insured's
                                                       70th birthday;

                                             o         the new policy is any
                                                       permanent insurance
                                                       policy that we currently
                                                       offer;

                                             o         subject to the minimum
                                                       specified amount required
                                                       for the new policy, the
                                                       amount of the insurance
                                                       under the new policy will
                                                       equal the specified
                                                       amount in force under the
                                                       rider as long as it meets
                                                       the minimum specified
                                                       amount requirements of a
                                                       Base Policy; and

                                             o         we will base your premium
                                                       on the primary insured's
                                                       rate class under the
                                                       rider.

         It may cost you less to reduce your PIR or PIR Plus coverage than to decrease your Policy's specified amount, because we do not deduct a surrender charge in connection with your PIR or PIR Plus. It may cost you more to keep a higher specified amount under the Base Policy, because the specified amount may have a cost of insurance that is higher than the cost of the same amount of coverage under your PIR or PIR Plus.

         You should consult your registered representative to determine if you would benefit from PIR or PIR Plus. We may discontinue offering PIR or PIR Plus at any time. We may also modify the terms of these riders for new policies.

TERMINAL ILLNESS ACCELERATED DEATH BENEFIT RIDER

         This rider allows us to pay all or a portion of the death benefit once we receive satisfactory proof that the insured is ill and has a life expectancy of one year or less. A doctor must certify the insured's life expectancy.

         We will pay a "single-sum benefit" equal to:

         o        the death benefit on the date we pay the single-sum benefit;
                  multiplied by

         o the election percentage of the death benefit you elect to receive; divided by

         o 1 + i ("i" equals the current yield on 90-day Treasury bills or the Policy loan interest rate, whichever is greater) ("discount factor"); minus

         o any indebtedness at the time we pay the single-sum benefit, multiplied by the election percentage.

         The maximum terminal illness death benefit used to determine the single-sum benefit as defined above is equal to:

         o the death benefit available under the Policy once we receive satisfactory proof that the insured is ill; plus

         o        the benefit available under any PIR or PIR Plus in force.

         o        a single-sum benefit may not be greater than $500,000.

         The election percentage is a percentage that you select. It may not be greater than 100%.

         We will not pay a benefit under the rider if the insured's terminal condition results from self-inflicted injuries that occur during the period specified in your Policy's suicide provision.

         The rider terminates at the earliest of:

         o        the date the Policy terminates;

         o        the date a settlement option takes effect;

         o        the date we pay a single-sum benefit; or

         o        the date you terminate the rider.

         We do not assess an administrative charge for this rider; however, we do reduce the single sum benefit by a discount factor to compensate us for expected lost income due to the early payment of the death benefit. This rider may not be available in all states, or its terms may vary depending on a state's insurance law requirements.

         The tax consequences of adding this rider to an existing Policy or requesting payment under the rider are uncertain and you should consult a tax advisor before doing so.

ADDITIONAL INFORMATION
================================================================================

SALE OF THE POLICIES

         We will pay sales commissions to our life insurance agents who are registered representatives of broker-dealers. Other payments may be made for other services related to sale of the Policies.

         We have entered into a distribution agreement with AFSG Securities Corporation ("AFSG") for the distribution and sale of the Policies. AFSG is affiliated with us. AFSG may sell the Policies by entering into selling agreements with other broker-dealers who in turn may sell the Policies through their sales representatives.

         See "Sale of the Policies" in the SAI for more information concerning compensation paid for the sale of Policies.

LEGAL PROCEEDINGS

         Western Reserve, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some lawsuits involving insurers, substantial damages have been sought and/or material settlement payments have been made. Although the outcome of any litigation cannot be predicted with certainty, at the present time, it appears that there are no pending or threatened lawsuits that are likely to have a material adverse impact on the separate account, on AFSG's ability to perform under its principal underwriting agreement, or on Western Reserve's ability to meet its obligations under the Policy.

FINANCIAL STATEMENTS

         The financial statements of Western Reserve and the separate account are included in the SAI.

PERFORMANCE DATA
================================================================================

RATES OF RETURN


         The average rates of return in Table 1 reflect each subaccount's actual historical investment performance. We do not show performance for subaccounts in operation for less than six months. This information does not represent or project future investment performance.


         Some portfolios began operation before their corresponding subaccount. For these portfolios, we have included in Table 2 below adjusted portfolio performance from the portfolio's inception date. The adjusted portfolio performance is designed to show the performance that would have resulted if the subaccount had been in operation during the time the portfolio was in operation.

         The numbers reflect the annual mortality and expense risk charge, investment management fees and direct fund expenses.

         These rates of return do not reflect other charges that are deducted under the Policy or from the separate account (such as the monthly deduction or the surrender charge). IF THESE CHARGES WERE DEDUCTED, PERFORMANCE WOULD BE SIGNIFICANTLY LOWER. These rates of return are not estimates, projections or guarantees of future performance.

         We also show below comparable figures for the unmanaged Standard & Poor's Index of 500 Common Stocks ("S&P 500"), a widely used measure of stock market performance. The S&P 500 does not reflect any deduction for the expenses of operating and managing an investment portfolio.

                                     TABLE 1
                     AVERAGE ANNUAL SUBACCOUNT TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002



                                                                                                10 YEARS      SUBACCOUNT
                                                                                                   OR         INCEPTION
SUBACCOUNT                                          1 YEAR         3 YEARS       5 YEARS        INCEPTION       DATE
----------                                         ---------      ---------      --------       ----------    ----------
WRL Van Kampen Emerging Growth ..............       (33.66)%       (27.37)%         1.18%          9.69%      03/01/93
WRL T. Rowe Price Small Cap .................       (28.00)%       (16.39)%          N/A          (5.76)%     07/01/99
WRL PBHG Mid Cap Growth .....................       (29.03)%       (27.42)%          N/A         (10.12)%     07/01/99
WRL Alger Aggressive Growth .................       (34.98)%       (28.45)%        (2.00)%         5.71%      03/01/94
WRL Third Avenue Value ......................       (12.66)%         7.25%           N/A           5.49%      01/02/98
WRL American Century International ..........       (21.89)%       (20.67)%        (7.12)%        (4.98)%     01/02/97
WRL Janus Global ............................       (26.69)%       (22.92)%         0.01%          6.76%      03/01/94
WRL Great Companies - Technology(SM) ........       (38.67)%          N/A            N/A         (39.92)%     05/01/00
WRL Janus Growth+ ...........................       (30.55)%       (29.66)%        (2.14)%         5.25%      10/02/86
WRL Marsico Growth ..........................       (26.64)%       (17.12)%          N/A         (10.55)%     07/01/99
WRL GE U.S. Equity ..........................       (20.52)%       (10.97)%         0.16%          4.06%      01/02/97
WRL Great Companies - America(SM) ...........       (21.40)%          N/A            N/A          (9.17)%     05/01/00
WRL Salomon All Cap .........................       (25.39)%        (3.99)%          N/A           0.45%      07/01/99
WRL Dreyfus Mid Cap .........................       (13.50)%        (2.69)%          N/A          (0.50)%     07/01/99
WRL PBHG/NWQ Value Select ...................       (14.98)%        (1.89)%        (0.95)%         4.37%      05/01/96
WRL T. Rowe Price Equity Income .............       (19.54)%        (5.95)%          N/A          (7.03)%     07/01/99
WRL Transamerica Value Balanced .............       (14.59)%         0.24%          0.22%          5.87%      01/03/95
WRL LKCM Strategic Total Return .............       (11.35)%        (6.42)%        (0.22)%         6.55%      03/01/93
WRL Clarion Real Estate Securities ..........         2.67%         13.22%           N/A           3.42%      05/01/98
WRL Federated Growth & Income ...............         0.06%         13.66%          7.26%          9.78%      03/01/94
WRL AEGON Bond+ .............................         8.99%          8.65%          5.97%          6.13%      10/02/86
WRL Transamerica Money Market(1) + ..........         0.54%          2.91%          3.34%          3.36%      10/02/86
WRL Great Companies - Global(2) .............       (22.21)%          N/A            N/A         (22.87)%     09/01/00
WRL Munder Net50 ............................       (38.97)%       (23.70)%          N/A         (16.34)%     07/01/99
WRL Janus Balanced ..........................          N/A            N/A            N/A          (5.67)%     05/01/02
WRL Asset Allocation - Conservative
        Portfolio ...........................          N/A            N/A            N/A          (9.65)%     05/01/02
WRL Asset Allocation - Moderate
        Portfolio ...........................          N/A            N/A            N/A         (12.43)%     05/01/02
WRL Asset Allocation - Moderate
       Growth Portfolio .....................          N/A            N/A            N/A         (15.31)%     05/01/02
WRL Asset Allocation - Growth
        Portfolio ...........................          N/A            N/A            N/A         (18.79)%     05/01/02
WRL Transamerica Convertible
       Securities ...........................          N/A            N/A            N/A          (7.36)%     05/01/02
WRL PIMCO Total Return ......................          N/A            N/A            N/A           5.56%      05/01/02
WRL Transamerica Equity .....................          N/A            N/A            N/A         (14.69)%     05/01/02
WRL Transamerica Growth
        Opportunities .......................          N/A            N/A            N/A         (20.84)%     05/01/02
VIP Equity-Income Portfolio .................       (17.89)%          N/A            N/A          (4.39)%     05/01/00
VIP Contrafund(R)Portfolio ..................       (10.41)%          N/A            N/A         (11.16)%     05/01/00
VIP Growth Opportunities Portfolio ..........       (22.70)%          N/A            N/A         (19.54)%     05/01/00
S&P 500+ ....................................       (23.37)%       (15.70)%        (1.94)%        (7.28)%     10/02/86


+        Shows ten year performance.

(1) The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

                                     TABLE 2
            ADJUSTED HISTORICAL PORTFOLIO AVERAGE ANNUAL TOTAL RETURN
                   FOR THE PERIODS ENDED ON DECEMBER 31, 2002


                                                                                                10 YEARS        PORTFOLIO
                                                                                                   OR           INCEPTION
PORTFOLIO                                          1 YEAR           3 YEARS     5 YEARS         INCEPTION          DATE
---------                                         --------          --------    ---------       ----------      ----------
Van Kampen Emerging Growth ..................       (33.66)%       (27.37)%         1.18%          9.69%      03/01/93
T. Rowe Price Small Cap .....................       (28.00)%       (16.39)%          N/A          (5.76)%     05/03/99
PBHG Mid Cap Growth .........................       (29.03)%       (27.42)%          N/A         (10.12)%     05/03/99
Alger Aggressive Growth .....................       (34.98)%       (28.45)%        (2.00)%         5.71%      03/01/94
Third Avenue Value ..........................       (12.66)%         7.25%           N/A           5.49%      01/02/98
American Century International ..............       (21.89)%       (20.67)%        (7.12)%        (4.98)%     01/02/97
Janus Global ................................       (26.69)%       (22.92)%         0.01%          9.23%      12/03/92
Great Companies--Technology(SM)..............       (38.67)%          N/A            N/A         (39.92)%     05/01/00
Janus Growth+ ...............................       (30.55)%       (29.66)%        (2.14)%         5.25%      10/02/86
Marsico Growth ..............................       (26.64)%       (17.12)%          N/A         (10.55)%     05/03/99
GE U.S. Equity ..............................       (20.52)%       (10.97)%         0.16%          4.06%      01/02/97
Great Companies--America(SM).................       (21.40)%          N/A            N/A          (9.17)%     05/01/00
Salomon All Cap .............................       (25.39)%        (3.99)%          N/A           0.45%      05/03/99
Dreyfus Mid Cap .............................       (13.50)%        (2.69)%          N/A          (0.50)%     05/03/99
PBHG/NWQ Value Select .......................       (14.98)%        (1.89)%        (0.95)%         4.37%      05/01/96
T. Rowe Price Equity Income .................       (19.54)%        (5.95)           N/A          (7.03)%     05/03/99
Transamerica Value Balanced .................       (14.59)%         0.24%          0.22%          5.87%      01/03/95
LKCM Strategic Total Return .................       (11.35)%        (6.42)%        (0.22)%         6.55%      03/01/93
Clarion Real Estate Securities ..............         2.67%         13.22%           N/A           3.42%      05/01/98
Federated Growth & Income ...................         0.06%         13.66%          7.26%          9.78%      03/01/94
AEGON Bond+ .................................         8.99%          8.65%          5.97%          6.13%      10/02/86
Transamerica Money Market(1) + ..............         0.54%          2.91%          3.34%          3.36%      10/02/86
Great Companies--Global(2)...................       (22.21)%          N/A            N/A         (22.87)%     09/01/00
Munder Net50 ................................       (38.97)%       (23.70)%          N/A         (16.34)%     05/03/99
Janus Balanced ..............................          N/A            N/A            N/A          (5.67)%     05/01/02
Asset Allocation - Conservative
     Portfolio ..............................          N/A            N/A            N/A          (9.65)%     05/01/02
Asset Allocation - Moderate Portfolio .......          N/A            N/A            N/A         (12.43)%     05/01/02
Asset Allocation - Moderate Growth
     Portfolio ..............................          N/A            N/A            N/A         (15.31)%     05/01/02
Asset Allocation - Growth Portfolio .........          N/A            N/A            N/A         (18.79)%     05/01/02
Transamerica Convertible Securities .........          N/A            N/A            N/A          (7.36)%     05/01/02
PIMCO Total Return ..........................          N/A            N/A            N/A           5.56%      05/01/02
Transamerica Equity(3) + ....................       (22.94)%       (17.43)%         1.77%         14.76%      02/26/69
Transamerica Growth Opportunities(2)(4)  ....       (15.08)%          N/A            N/A          (3.44)%     05/02/01
VIP Equity-Income Portfolio .................       (17.90)%        (6.16)%        (0.77)%         8.69%      10/09/86
VIP Contrafund(R)Portfolio ..................       (10.41)%       (10.47)%         2.60%         11.13%      01/03/95
VIP Growth Opportunities Portfolio ..........       (22.54)%       (18.71)%        (7.31)%         3.89%      01/03/95
S&P 500+ ....................................       (23.37)%       (15.70)%        (1.94)%        (7.28)%     10/02/86


+        Shows ten year performance.

(1) The current yield more closely reflects the current earnings of the subaccount than the total return. An investment in this subaccount is not insured or guaranteed by the FDIC. While this subaccount's investment in shares of the underlying portfolio seeks to preserve its value at $1.00 per share, it is possible to lose money by investing in this subaccount.

(2)      Not annualized.

(3) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Growth Portfolio of Transamerica Variable Insurance Fund, Inc.

(4) The historical financial information for periods prior to May 1, 2002 has been derived from the financial history of the predecessor portfolio, Small Company Portfolio of Transamerica Variable Insurance Fund, Inc.


         The annualized yield for the WRL Transamerica Money Market subaccount for the seven days ended December 31, 2002 was 0.24%.


         Additional information regarding the investment performance of the portfolios appears in the fund prospectuses, which accompany this prospectus.

TABLE OF CONTENTS OF THE STATEMENT OF ADDITIONAL INFORMATION

Glossary

The Policy - General Provisions
       Ownership Rights
       Our Right to Contest the Policy
       Suicide Exclusion
       Misstatement of Age or Gender
       Modifying the Policy
       Mixed and Shared Funding
       Addition, Deletion, or Substitution of Investments
Additional Information
       Settlement Options
       Additional Information about Western Reserve and the Separate Account Legal Matters
       Variations in Policy Provisions
       Personalized Illustrations of Policy Benefits
       Sale of the Policies
       Report to Owners
       Records

       Independent Auditors

       Experts
       Financial Statements
Underwriters
       Underwriting Standards
IMSA
Performance Data
       Other Performance Data in Advertising Sales Literature
       Western Reserve's Published Ratings
Index to Financial Statements
       WRL Series Life Account
       Western Reserve Life Assurance Co. of Ohio

GLOSSARY
================================================================================

accounts The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age               The issue age of the person insured, plus the number
                           of completed years since the Policy date.

Base Policy                The WRL Freedom Elite variable life insurance policy
                           without any supplemental riders.

beneficiary(ies)           The person or persons you select to receive the death
                           benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value                 The sum of your Policy's value in the subaccounts and
                           the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds     The amount we will pay to the beneficiary(ies) on the
                           insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount, and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan for the period between the date of death and the next Policy anniversary.

fixed account              An option to which you may allocate net premiums and
                           cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. New Jersey: the fixed account is NOT available to you if your Policy was issued in the State of New Jersey.

free-look period           The period during which you may return the Policy and
                           receive a refund as described in this prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

in force While coverage under the Policy is active and the insured's life remains insured.

initial premium            The amount you must pay before insurance coverage
                           begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured                    The person whose life is insured by this Policy.

issue age                  The insured's age on his or her birthday nearest to
                           the Policy date.

lapse When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount                The total amount of all outstanding Policy loans,
                           including both principal and interest due.

loan reserve account       A part of the fixed account to which amounts are
                           transferred as collateral for Policy loans.

maturity date              The Policy anniversary nearest the insured's 95th
                           birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. The maturity date may be extended. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly            The amount shown on your Policy schedule page that we
guarantee premium          use during the no lapse period to determine
                           whether a grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add or increase a rider. We make this determination whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary              This is the day of each month when we determine
                           Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction          The monthly Policy charge, plus the monthly cost of
                           insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.

net premium                The part of your premium that we allocate to the
                           fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.

net surrender value        The amount we will pay you if you surrender the
                           Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.

no lapse date              For a Policy issued to any insured ages 0-60, the no
                           lapse date is either the anniversary on which the insured's attained age is 65 or the tenth Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-80, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.

no lapse period            The period of time between the Policy date and the no
                           lapse date during which the Policy will not lapse if certain conditions are met.

office                     Our administrative office and mailing address is P.O.
                           Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic           A premium payment you make in a level amount at a
premium                    fixed interval over a specified period of time.

Policy date                The date when our underwriting process is complete,
                           full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial net premium is allocated to the WRL
                           Transamerica Money Market subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio                  One of the separate investment portfolios of a fund.

premiums All payments you make under the Policy other than loan repayments.

pro rata decrease          Surrender charge that may be imposed upon a decrease
charge                     in specified amount during the first 15 Policy years.

record date                The date we record your Policy on our books as an in
                           force Policy and we allocate your cash value from the WRL Transamerica Money Market subaccount to the accounts you selected on your application.

separate account           The WRL Series Life Account. It is a separate
                           investment account that is divided into subaccounts.
                           We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount           The minimum death benefit we will pay under the
                           Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose Option A (level) death benefit.

subaccount                 A subdivision of the separate account that invests
                           exclusively in shares of one investment portfolio of a fund.

surrender charge           If, during the first 15 Policy years, you fully
                           surrender the Policy, we will deduct a surrender charge from the cash value.

termination                When the insured's life is no longer insured under
                           the Policy.

valuation date             Each day the New York Stock Exchange is open for
                           trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period           The period of time over which we determine the change
                           in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our                Western Reserve Life Assurance Co. of Ohio.
  (Western Reserve)

written notice             The written notice you must sign and send us to
                           request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner           The person entitled to exercise all rights as owner
  or policyowner)          under the Policy.

APPENDIX A

SURRENDER CHARGE BASE PREMIUMS
(PER THOUSAND OF SPECIFIED AMOUNT)
================================================================================

                               MALE         MALE            FEMALE         FEMALE         UNISEX      UNISEX
 ISSUE AGE                   STANDARD      SELECT          STANDARD        SELECT        STANDARD     SELECT
----------                  ---------      ------         ---------       ---------     ---------     ------
0                              3.28          3.28            2.48           2.48           3.13         3.13
1                              3.23          3.23            2.46           2.46           3.09         3.09
2                              3.35          3.35            2.54           2.54           3.20         3.20
3                              3.47          3.47            2.63           2.63           3.31         3.31
4                              3.61          3.61            2.73           2.73           3.44         3.44
5                              3.75          3.75            2.83           2.83           3.58         3.58
6                              3.90          3.90            2.94           2.94           3.72         3.72
7                              4.06          4.06            3.06           3.06           3.88         3.88
8                              4.24          4.24            3.18           3.18           4.04         4.04
9                              4.43          4.43            3.31           3.31           4.22         4.22
10                             4.63          4.63            3.45           3.45           4.41         4.41
11                             4.84          4.84            3.60           3.60           4.61         4.61
12                             5.07          5.07            3.76           3.76           4.82         4.82
13                             5.30          5.30            3.92           3.92           5.04         5.04
14                             5.54          5.54            4.09           4.09           5.27         5.27
15                             5.78          5.78            4.27           4.27           5.50         5.50
16                             6.01          6.01            4.45           4.45           5.72         5.72
17                             6.25          6.25            4.64           4.64           5.95         5.95
18                             6.48          4.88            4.84           4.08           6.18         4.73
19                             6.73          5.06            5.05           4.24           6.41         4.91
20                             6.98          5.25            5.26           4.42           6.66         5.09
21                             7.25          5.44            5.49           4.61           6.92         5.29
22                             7.53          5.65            5.73           4.80           7.19         5.49
23                             7.83          5.88            5.98           5.01           7.49         5.71
24                             8.15          6.11            6.25           5.23           7.80         5.95
25                             8.50          6.37            6.53           5.46           8.14         6.20
26                             8.87          6.64            6.82           5.70           8.50         6.47
27                             9.27          6.94            7.14           5.96           8.88         6.75
28                             9.70          7.25            7.47           6.23           9.29         7.06
29                            10.16          7.58            7.81           6.51           9.73         7.38
30                            10.65          7.94            8.18           6.81          10.20         7.73
31                            11.17          8.32            8.57           7.13          10.70         8.10
32                            11.73          8.72            8.98           7.47          11.23         8.48
33                            12.32          9.14            9.41           7.82          11.79         8.90
34                            12.94          9.60            9.87           8.20          12.38         9.34
35                            13.61         10.07           10.35           8.59          13.01         9.80
36                            14.31         10.58           10.86           9.01          13.68        10.29
37                            15.06         11.12           11.40           9.45          14.39        10.81
38                            15.85         11.69           11.97           9.92          15.14        11.36
39                            16.69         12.29           12.56          10.41          15.93        11.94
40                            17.57         12.93           13.18          10.93          16.76        12.55
41                            18.50         13.60           13.82          11.47          17.64        13.20
42                            19.49         14.32           14.50          12.04          18.56        13.89
43                            20.52         15.08           15.21          12.64          19.54        14.62
44                            21.62         15.88           15.95          13.27          20.56        15.39
45                            22.77         16.74           16.72          13.94          21.65        16.21
46                            23.99         17.64           17.54          14.65          22.79        17.08
47                            25.29         18.61           18.40          15.40          24.00        18.00
48                            26.65         19.63           19.31          16.19          25.27        18.98

49                            28.10         20.72           20.26          17.03          26.63         20.02
50                            29.64         21.88           21.27          17.92          28.06         21.13
51                            31.28         23.12           22.33          18.86          29.58         22.31
52                            33.01         24.45           23.46          19.86          31.19         23.57
53                            34.84         25.85           24.65          20.93          32.90         24.91
54                            36.78         27.36           25.90          22.06          34.70         26.34
55                            38.82         28.96           27.23          23.25          36.60         27.86
56                            40.98         30.66           28.63          24.53          38.61         29.48
57                            43.27         32.48           30.12          25.89          40.73         31.20
58                            45.69         34.42           31.71          27.35          42.98         33.05
59                            48.26         36.50           33.42          28.92          45.38         35.03
60                            50.99         38.72           35.26          30.61          47.93         37.14
61                            53.91         41.11           37.25          32.43          50.65         39.41
62                            57.00         43.66           39.39          34.39          53.55         41.84
63                            60.28         46.39           41.69          36.51          56.63         44.45
64                            63.75         49.31           44.14          38.78          59.89         47.24
65                            67.41         52.43           46.74          41.20          63.33         50.22
66                            71.26         55.76           49.51          43.81          66.95         53.40
67                            75.32         59.33           52.48          46.60          70.79         56.81
68                            79.83         63.16           55.66          49.63          74.86         60.47
69                            84.21         67.27           59.13          52.91          79.21         64.42
70                            89.11         71.70           62.91          56.50          83.86         68.67
71                            94.32         76.48           67.06          60.43          88.85         73.27
72                            99.87         81.53           71.57          64.72          94.19         78.17
73                           105.74         87.01           76.46          69.40          99.85         83.48
74                           111.91         92.84           81.72          74.46         105.82         89.15
75                           118.35         99.03           87.36          79.94         112.10         95.19
76                           125.04        105.60           93.39          85.85         118.64        101.62
77                           131.98        112.58           99.84          92.24         125.48        108.49
78                           139.25        120.04          106.79          99.18         132.68        115.84
79                           146.95        128.06          114.35         106.77         140.34        123.77
80                           155.17        136.75          122.61         115.12         148.58        132.39

PROSPECTUS BACK COVER

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS


         In order to help you understand how your Policy values could vary over time under different sets of assumptions, we will provide you, without charge and upon request, with certain personalized hypothetical illustrations showing the death benefit, cash surrender value and cash value. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and hypothetical rates of return (within limits) that you request. The illustrations also will reflect the arithmetic average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


INQUIRIES

         To learn more about the Policy, you should read the SAI dated the same date as this prospectus. The SAI has been filed with the SEC and is incorporated herein by reference. The table of contents of the SAI is included near the end of this prospectus.

         For a free copy of the SAI, for other information about the Policy, and to obtain personalized illustrations, please contact your agent, or our office at:

                     Western Reserve Life
                     P.O. Box 5068
                     Clearwater, Florida 33758-5068
                     1-800-851-9777
                     Facsimile: 1-727-299-1648
                     (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time) www.westernreserve.com

         More information about the Registrant (including the SAI) may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. For information on the operation of the Public Reference Room, please contact the SEC at 202-942-8090. You may also obtain copies of reports and other information about the Registrant on the SEC's website at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC at 450 Fifth Street, NW, Washington, D.C. 20549-0102. The Registrant's file numbers are listed below.


SEC File No. 333-62397/811-4420


WRL00005-5/03

                                     PART B

                            INFORMATION REQUIRED IN A
                       STATEMENT OF ADDITIONAL INFORMATION

                       STATEMENT OF ADDITIONAL INFORMATION


MAY 1, 2003

                              WRL FREEDOM ELITE(R)
                                 ISSUED THROUGH
                             WRL SERIES LIFE ACCOUNT
                                       BY
                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                              570 CARILLON PARKWAY
                          ST. PETERSBURG, FLORIDA 33716
                                 1-800-851-9777
                                 (727) 299-1800

This Statement of Additional Information ("SAI") expands upon subjects discussed in the current prospectus for the WRL Freedom Elite(R) flexible premium variable life insurance policy offered by Western Reserve Life Assurance Co. of Ohio. You may obtain a copy of the prospectus dated May 1, 2003, by calling 1-800-851-9777 (Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time), or by writing to the administrative office at, Western Reserve Life, P.O. Box 5068, Clearwater, Florida 33758-5068. The prospectus sets forth information that a prospective investor should know before investing in a Policy. Terms used in this SAI have the same meanings as in the prospectus for the Policy.


  THIS SAI IS NOT A PROSPECTUS AND SHOULD BE READ ONLY IN CONJUNCTION WITH THE
      PROSPECTUSES FOR THE POLICY AND THE AEGON/TRANSAMERICA SERIES FUND,
           INC. - INITIAL CLASS, AND THE FIDELITY VARIABLE INSURANCE
                    PRODUCTS FUNDS - SERVICE CLASS 2 SHARES.


TABLE OF CONTENTS
================================================================================
Glossary ..................................................................    1
The Policy - General Provisions ...........................................    4
   Ownership Rights........................................................    4
   Our Right to Contest the Policy.........................................    5
   Suicide Exclusion.......................................................    5
   Misstatement of Age or Gender...........................................    5
   Modifying the Policy....................................................    5
   Mixed and Shared Funding ...............................................    5
   Addition, Deletion, or Substitution of Investments......................    6
Additional Information.....................................................    6
   Settlement Options......................................................    6
   Additional Information about Western Reserve and the Separate Account...    7
   Legal Matters...........................................................    8
   Variations in Policy Provisions.........................................    8
   Personalized Illustrations of Policy Benefits...........................    8
   Sale of the Policies....................................................    8
   Reports to Owners.......................................................    9
   Records.................................................................    9
   Independent Auditors....................................................    9
   Experts.................................................................    9
   Financial Statements....................................................    9
Underwriters...............................................................   10
   Underwriting Standards..................................................   10
IMSA.......................................................................   10
Performance Data...........................................................   10
   Other Performance Data in Advertising Sales Literature..................   10
   Western Reserve's Published Ratings.....................................   11
Index to Financial Statements..............................................   11
   WRL Series Life Account.................................................   12
   Western Reserve Life Assurance Co. of Ohio..............................   62

GLOSSARY
================================================================================

accounts The options to which you can allocate your money. The accounts include the fixed account and the subaccounts in the separate account.

attained age               The issue age of the person insured, plus the number
                           of completed years since the Policy date.

Base Policy                The WRL Freedom Elite variable life insurance policy
                           without any supplemental riders.

beneficiary(ies)           The person or persons you select to receive the death
                           benefit from this Policy. You name the primary beneficiary and contingent beneficiaries.

cash value                 The sum of your Policy's value in the subaccounts and
                           the fixed account. If there is a Policy loan outstanding, the cash value includes any amounts held in our fixed account to secure the Policy loan.

death benefit proceeds     The amount we will pay to the beneficiary(ies) on the
                           insured's death. We will reduce the death benefit proceeds by the amount of any outstanding loan amount and any due and unpaid monthly deductions. We will increase the death benefit proceeds by any interest you paid in advance on the loan from the period between the date of death and the next Policy anniversary.

fixed account              An option to which you may allocate net premiums and
                           cash value. We guarantee that any amounts you allocate to the fixed account will earn interest at a declared rate. New Jersey: the fixed account is NOT available to you if your Policy was issued in the State of New Jersey.

free-look period           The period during which you may return the Policy and
                           receive a refund as described in the prospectus. The length of the free-look period varies by state. The free-look period is listed in the Policy.

funds Investment companies which are registered with the U.S. Securities and Exchange Commission. The Policy allows you to invest in the portfolios of the funds through our subaccounts. We reserve the right to add other registered investment companies to the Policy in the future.

in force While coverage under the Policy is active and the insured's life remains insured.

initial premium            The amount you must pay before insurance coverage
                           begins under this Policy. The initial premium is shown on the schedule page of your Policy.

insured                    The person whose life is insured by this Policy.

issue age                  The insured's age on his or her birthday nearest to
                           the Policy date.

lapse When life insurance coverage ends because you do not have enough cash value in the Policy to pay the monthly deduction, the surrender charge and any outstanding loan amount, and you have not made a sufficient payment by the end of a grace period.

loan amount                The total amount of all outstanding Policy loans,
                           including both principal and interest due.

loan reserve account       A part of the fixed account to which amounts are
                           transferred as collateral for Policy loans.

maturity date              The Policy anniversary nearest the insured's 95th
                           birthday if the insured is living and the Policy is still in force. It is the date when life insurance coverage under this Policy ends. The maturity date may be extended. You may continue coverage, at your option, under the Policy's extended maturity date benefit provision.

minimum monthly            The amount shown on your Policy schedule page that we
 guarantee premium         use during the no lapse period to determine whether a
                           grace period will begin. We will adjust the minimum monthly guarantee premium if you change death benefit options, decrease the specified amount, or add, increase or decrease a rider. We make this determination whenever your net surrender value is not enough to meet monthly deductions.

Monthiversary              This is the day of each month when we determine
                           Policy charges and deduct them from cash value. It is the same date each month as the Policy date. If there is no valuation date in the calendar month that coincides with the Policy date, the Monthiversary is the next valuation date.

monthly deduction          The monthly Policy charge, plus the monthly cost of
                           insurance, plus the monthly charge for any riders added to your Policy, plus, if any, the pro rata decrease charge incurred as a result of a decrease in your specified amount.


net premium                The part of your premium that we allocate to the
                           fixed account or the subaccounts. The net premium is equal to the premium you paid minus the premium expense charge and the premium collection charge.


net surrender value        The amount we will pay you if you surrender the
                           Policy while it is in force. The net surrender value on the date you surrender is equal to: the cash value, minus any surrender charge, minus any outstanding loan amount, plus any interest you paid in advance on the loan for the period between the date of surrender and the next Policy anniversary.


no lapse date              For a Policy issued to any insured ages 0-60, the no
                           lapse date is either the anniversary on which the insured's attained age is 65 or the tenth Policy anniversary, whichever is earlier. For a Policy issued to an insured ages 61-80, the no lapse date is the fifth Policy anniversary. The no lapse date is specified in your Policy.


no lapse period            The period of time between the Policy date and the no
                           lapse date during which the Policy will not lapse if certain conditions are met.

office                     Our administrative office and mailing address is P.O.
                           Box 5068, Clearwater, Florida 33758-5068. Our street address is 570 Carillon Parkway, St. Petersburg, Florida 33716. Our phone number is 1-800-851-9777. Our hours are Monday - Friday from 8:30 a.m. - 7:00 p.m. Eastern time.

planned periodic           A premium payment you make in a level amount at a
premium                    fixed interval over a specified period of time.

Policy date                The date when our underwriting process is complete,
                           full life insurance coverage goes into effect, we begin to make the monthly deductions, and your initial premium is allocated in the WRL Transamerica
                           Money Market subaccount. The Policy date is shown on the schedule page of your Policy. We measure Policy months, years, and anniversaries from the Policy date.

portfolio                  One of the separate investment portfolios of a fund.

premiums All payments you make under the Policy other than loan repayments.


pro rata decrease          Surrender charge that may be imposed upon a decrease
charge                     in specified amount during the first 15 Policy years.

record date                The date we record your Policy on our books as an in
                           force Policy, and we allocate your cash value from the WRL Transamerica Money Market Subaccount to the accounts you selected on your application.

separate account           The WRL Series Life Account. It is a separate
                           investment account that is divided into subaccounts.
                           We established the separate account to receive and invest net premiums under the Policy and other variable life insurance policies we issue.

specified amount           The minimum death benefit we will pay under the
                           Policy provided the Policy is in force. It is the amount shown on the Policy's schedule page, unless you decrease the specified amount. In addition, we will reduce the specified amount by the dollar amount of any cash withdrawal if you choose the Option A
                           (level) death benefit.

subaccount                 A subdivision of the separate account that invests
                           exclusively in shares of one investment portfolio of a fund.

surrender charge           If during the first 15 Policy years you fully
                           surrender the Policy, we will deduct a surrender charge from the cash value.

termination                When the insured's life is no longer insured under
                           the Policy.

valuation date             Each day the New York Stock Exchange is open for
                           trading. Western Reserve is open for business whenever the New York Stock Exchange is open.

valuation period           The period of time over which we determine the change
                           in the value of the subaccounts. Each valuation period begins at the close of normal trading on the New York Stock Exchange (currently 4:00 p.m. Eastern time on each valuation date) and ends at the close of normal trading of the New York Stock Exchange on the next valuation date.

we, us, our                Western Reserve Life Assurance Co. of Ohio.
 (Western Reserve)

written notice             The written notice you must sign and send us to
                           request or exercise your rights as owner under the Policy. To be complete, it must: (1) be in a form we accept, (2) contain the information and documentation that we determine we need to take the action you request, and (3) be received at our office.

you, your (owner           The person entitled to exercise all rights as owner
 or policyowner)           under the Policy.

In order to supplement the description in the prospectus, the following provides additional information about Western Reserve and the Policy, which may be of interest to a prospective purchaser.

THE POLICY - GENERAL PROVISIONS
================================================================================

OWNERSHIP RIGHTS

         The Policy belongs to the owner named in the application. The owner may exercise all of the rights and options described in the Policy. The owner is the insured unless the application specifies a different person as the insured. If the owner dies before the insured and no contingent owner is named, then ownership of the Policy will pass to the owner's estate. The owner may exercise certain rights described below.

CHANGING THE OWNER         o          Change the owner by providing written
                                      notice to us at our office at any time
                                      while the insured is alive and the Policy is in force.

                           o Change is effective as of the date that the written notice is accepted by us at our office.


                           o Changing the owner does not automatically change the beneficiary.


                           o          Changing the owner may have tax
                                      consequences. You should consult a tax
                                      advisor before changing the owner.

                           o We are not liable for payments we made before we received the written notice at our office.

CHOOSING THE BENEFICIARY   o          The owner designates the beneficiary (the
                                      person to receive the death benefit when the insured dies) in the application.

                           o If the owner designates more than one beneficiary, then each beneficiary shares equally in any death benefit proceeds unless the beneficiary designation states otherwise.

                           o If the beneficiary dies before the insured, then any contingent beneficiary becomes the beneficiary.

                           o If both the beneficiary and contingent beneficiary die before the insured, then the death benefit will be paid to the owner or the owner's estate upon the insured's death.

CHANGING THE BENEFICIARY   o          The owner changes the beneficiary by
                                      providing written notice to us at our
                                      office.


                           o Change is effective as of the date the owner signs the written notice.


                           o We are not liable for any payments we made before we received the written notice at our office.

ASSIGNING THE POLICY

                           o The owner may assign Policy rights while the insured is alive.

                           o The owner retains any ownership rights that are not assigned.

                           o Assignee may not change the owner or the beneficiary, and may not elect or change an optional method of payment. Any amount payable to the assignee will be paid in a lump sum.


                           o Claims under any assignment are subject to proof of interest and the extent of the assignment.



                           o          We are not:

                                      ->      bound by any assignment unless we
                                              receive a written notice of the
                                              assignment at our office;

                                      ->      responsible for the validity of
                                              any assignment;

                                      ->      liable for any payment we made
                                              before we received written notice
                                              of the assignment at our office;
                                              or

                                      ->      bound by any assignment which
                                              results in adverse tax
                                              consequences to the owner,
                                              insured(s) or beneficiary(ies). o


                           o          Assigning the Policy may have tax
                                      consequences. You should consult a tax
                                      advisor before assigning the Policy.

OUR RIGHT TO CONTEST THE POLICY

         In issuing this Policy, we rely on all statements made by or for the insured in the application or in a supplemental application. Therefore, if you make any material misrepresentation of a fact in the application (or any supplemental application), then we may contest the Policy's validity or may resist a claim under the Policy.

         In the absence of fraud, we cannot bring any legal action to contest the validity of the Policy after the Policy has been in force during the insured's lifetime for two years from the Policy date, or if reinstated, for two years from the date of reinstatement.

SUICIDE EXCLUSION

         If the insured commits suicide, while sane or insane, within two years of the Policy date (or two years from the reinstatement date, if the Policy lapses and is reinstated), the Policy will terminate and our liability is limited to an amount equal to the premiums paid, less any outstanding loan amount, and less any cash withdrawals. We will pay this amount to the beneficiary in one sum.

MISSTATEMENT OF AGE OR GENDER

         If the age or gender of the insured was stated incorrectly in the application or any supplemental application, then the death benefit will be adjusted based on what the cost of insurance charge for the most recent monthly deduction would have purchased based on the insured's correct age and gender.

MODIFYING THE POLICY

         Only our President or Secretary may modify this Policy or waive any of our rights or requirements under this Policy. Any modification or waiver must be in writing. No agent may bind us by making any promise not contained in this Policy.

         If we modify the Policy, we will provide you notice and we will make appropriate endorsements to the Policy.

MIXED AND SHARED FUNDING

         In addition to the separate account, shares of the portfolios are also sold to other separate accounts that we (or our affiliates) establish to support variable annuity contracts and variable life insurance policies. It is possible that, in the future, it may become disadvantageous for variable life insurance separate accounts and variable annuity separate accounts to invest in the portfolios simultaneously. Neither the funds nor we currently foresee any such disadvantages, either to variable life insurance policyowners or to variable annuity contract owners. However, the funds' Board of Directors/Trustees will monitor events in order to identify any material conflicts between the interests of such variable life insurance policyowners and variable annuity contract owners, and will determine what action, if any, it should take. Such action could include the sale of portfolio shares by one or more of the separate accounts, which could have adverse consequences. Material conflicts could result from, for example, (1) changes in state insurance laws, (2) changes in federal income tax laws, or (3) differences in voting instructions between those given by variable life insurance policyowners and those given by variable annuity contract owners.

         If a fund's Board of Directors/Trustees were to conclude that separate funds should be established for variable life insurance and variable annuity separate accounts, Western Reserve will bear the attendant expenses, but variable life insurance policyowners and variable annuity contract owners would no longer have the economies of scale resulting from a larger combined fund.

ADDITION, DELETION, OR SUBSTITUTION OF INVESTMENTS

         We do not guarantee that each portfolio will always be available for investment through the Policy. We reserve the right, subject to compliance with applicable law, to add new portfolios, close existing portfolios, or substitute portfolio shares that are held by any subaccount for shares of a different portfolio. New or substitute portfolios may have different fees and expenses and their availability may be limited to certain classes of purchasers. We will only add, delete or substitute shares of another portfolio of a fund (or of another open-end, registered investment company) if the shares of a portfolio are no longer available for investment, or if in our judgement further investment in any portfolio would become inappropriate in view of the purposes of the separate account. We will not add, delete or substitute any shares attributable to your interest in a subaccount without notice to you and prior approval of the SEC, to the extent required by the 1940 Act or other applicable law. We may also decide to purchase securities from other portfolios for the separate account. We reserve the right to transfer separate account assets to another separate account that we determine to be associated with the class of contracts to which the Policy belongs.

         We also reserve the right to establish additional subaccounts of the separate account, each of which would invest in a new portfolio of a fund, or in shares of another investment company, with specified investment objectives. We may establish new subaccounts when, in our sole discretion, marketing, tax or investment conditions warrant. We will make any new subaccounts available to existing owners on a basis we determine. We may also eliminate one or more subaccounts for the same reasons as stated above.

         In the event of any such substitution or change, we may make such changes in this and other policies as may be necessary or appropriate to reflect such substitution or change. If we deem it to be in the best interests of persons having voting rights under the Policies, and when permitted by law, the separate account may be (1) operated as a management company under the 1940 Act,
(2) deregistered under the 1940 Act in the event such registration is no longer required, (3) managed under the direction of a committee, or (4) combined with one or more other separate accounts, or subaccounts.

ADDITIONAL INFORMATION
================================================================================

SETTLEMENT OPTIONS

         If you surrender the Policy, you may elect to receive the net surrender value in either a lump sum or as a series of regular income payments under one of the three settlement options described below. In either event, life insurance coverage ends. Also, when the insured dies, the beneficiary may apply the lump sum death benefit proceeds to one of the same settlement options. If the regular payment under a settlement option would be less than $20, we will instead pay the proceeds in one lump sum. We may make other settlement options available in the future.

         Once we begin making payments under a settlement option, you or the beneficiary will no longer have any value in the subaccounts or the fixed account. Instead, the only entitlement will be the amount of the regular payment for the period selected under the terms of the settlement option chosen. Depending upon the circumstances, the effective date of a settlement option is the surrender date or the insured's date of death.

         Under any settlement option, the dollar amount of each payment will depend on four things:

         o the amount of the surrender on the surrender date or death benefit proceeds on the insured's date of death;

         o the interest rate we credit on those amounts (we guarantee a minimum annual interest rate of 3.0%);

         o        the mortality tables we use; and

         o        the specific payment option(s) you choose.

OPTION 1--EQUAL MONTHLY                o     We will pay the proceeds, plus
INSTALLMENTS FOR A FIXED PERIOD              interest, in equal monthly
                                             installments for a fixed period of
                                             your choice, but not longer than
                                             240 months.

                                       o     We will stop making payments once
                                             we have made all the payments for
                                             the period selected.

OPTION 2--EQUAL MONTHLY INSTALLMENTS   At your or the beneficiary's direction,
FOR LIFE (LIFE INCOME)                 we will make equal monthly installments:

                                       o          only for the life of the
                                                  payee, at the end of which
                                                  payments will end; or

                                       o          for the longer of the payee's
                                                  life, or for 10 years if the
                                                  payee dies before the end of
                                                  the first 10 years of
                                                  payments; or

                                       o          for the longer of the payee's
                                                  life, or until the total
                                                  amount of all payments we have
                                                  made equals the proceeds that
                                                  were applied to the settlement
                                                  option.

OPTION 3--EQUAL MONTHLY INSTALLMENTS   o          We will make equal monthly
FOR THE LIFE OF THE PAYEE AND THEN                payments during the joint
TO A DESIGNATED SURVIVOR                          lifetime of two persons, first
(JOINT AND SURVIVOR)                              to a chosen payee, and then to
                                                  a co-payee, if living, upon
                                                  the death of the payee.

                                       o          Payments to the co-payee, if
                                                  living, upon the payee's death
                                                  will equal either:

                                                  ->      the full amount paid
                                                          to the payee before
                                                          the payee's death; or

                                                  ->      two-thirds of the
                                                          amount paid to the
                                                          payee before the
                                                          payee's death.

                                       o          All payments will cease upon
                                                  the death of the co-payee.

ADDITIONAL INFORMATION ABOUT WESTERN RESERVE AND THE SEPARATE ACCOUNT

         Western Reserve is a stock life insurance company that is wholly-owned by First AUSA Life Insurance Company, which, in turn, is wholly-owned indirectly by AEGON USA, Inc., which conducts most of its operations through subsidiary companies engaged in the insurance business or in providing non-insurance financial services. Western Reserve's office is located at 570 Carillon Parkway, St. Petersburg, Florida 33716-1202 and the mailing address is P.O. Box 5068, Clearwater, Florida 33758-5068.

         Western Reserve was incorporated in 1957 under the laws of Ohio and is subject to regulation by the Insurance Department of the State of Ohio, as well as by the insurance departments of all other states and jurisdictions in which it does business. Western Reserve is licensed to sell insurance in all states (except New York), Puerto Rico, Guam, and in the District of Columbia. Western Reserve submits annual statements on its operations and finances to insurance officials in all states and jurisdictions in which it does business. The Policy described in the prospectus has been filed with, and where required, approved by, insurance officials in those jurisdictions in which it is sold.

         Western Reserve established the separate account as a separate investment account under Ohio law in 1985. We own the assets in the separate account and are obligated to pay all benefits under the Policies. The separate account is used to support other life insurance policies of Western Reserve, as well as for other purposes permitted by law. The separate account is registered with the SEC as a unit investment trust under the 1940 Act and qualifies as a "separate account" within the meaning of the federal securities laws.

         Western Reserve holds the assets of the separate account physically segregated and apart from the general account. Western Reserve maintains records of all purchases and sales of portfolio shares by each of the subaccounts. A blanket bond was issued to AEGON USA, Inc. ("AEGON USA") in the aggregate amount of $12 million, covering all of the employees of AEGON USA and its affiliates, including Western Reserve. A Stockbrokers Blanket Bond, issued to AEGON U.S.A. Securities, Inc. providing fidelity coverage, covers the activities of registered representatives of AFSG to a limit of $10 million.

LEGAL MATTERS

         Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain matters relating to the federal securities laws. All matters of Ohio law pertaining to the Policy have been passed upon by Thomas E. Pierpan, Senior Vice President, General Counsel and Assistant Secretary of Western Reserve.

VARIATIONS IN POLICY PROVISIONS

         Certain provisions of the Policy may vary from the descriptions in the prospectus, depending on when and where the Policy was issued, in order to comply with different state laws. These variations may include restrictions on use of the fixed account and different interest rates charged and credited on Policy loans. Please refer to your Policy, since any variations will be included in your Policy or in riders or endorsements attached to your Policy.

PERSONALIZED ILLUSTRATIONS OF POLICY BENEFITS

         In order to help you understand how your Policy values would vary over time under different sets of assumptions, we will provide you with certain personalized illustrations upon request. These will be based on the age and insurance risk characteristics of the insured persons under your Policy and such factors as the specified amount, death benefit option, premium payment amounts, and rates of return (within limits) that you request.


         The illustrations also will reflect the arithmetic average portfolio expenses for 2002 and are not a representation or guarantee of investment returns or cash value. You may request illustrations that reflect the expenses of the portfolios in which you intend to invest.


SALE OF THE POLICIES

         The Policy will be sold by individuals who are licensed as our life insurance agents and who are also registered representatives of broker-dealers having written sales agreements for the Policy with Western Reserve and AFSG Securities Corporation ("AFSG"), the principal underwriter of the Policy. Both AFSG and Western Reserve are indirect subsidiaries of AEGON U.S. Corporation. AFSG is located at 4333 Edgewood Road, N.E., Cedar Rapids, Iowa 52499. AFSG is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer, and is a member of the National Association of Securities Dealers, Inc. ("NASD"). AFSG was organized on March 12, 1986 under the laws of the State of Pennsylvania. The Principal Underwriting Agreement between AFSG and Western Reserve on behalf of its separate account went into effect May 1, 1999. More information about AFSG is available at http://www.nasdr.com or by calling 1-800-289-9999. The sales commission payable to Western Reserve agents or other registered representatives may vary with the sales agreement, but it is not expected to be greater than:

         o      65% of all premiums you make during the first Policy year, PLUS

         o    2.50% of all premiums you make during Policy years 2 - 10.

We will pay an additional sales commission of up to 0.15% of the Policy's cash value on the fifth Policy anniversary and each anniversary thereafter where the cash value (minus amounts attributable to loans) equals at least $10,000. In addition, certain production, persistency and managerial bonuses may be paid.

         To the extent permitted by NASD rules, promotional incentives or payments may also be provided to broker-dealers based on sales volumes, the assumption of wholesaling functions or other sales-related criteria. Payments may also be made for other services that do not directly involve the sale of the Policies. These services may include the recruitment and training of personnel, production of promotional literatures, and similar services.

         We intend to recoup commissions and other sales expenses through: the premium expense charge, the cost of insurance charge, the mortality and expense risk charge, and earnings on amounts allocated under the Policies to the fixed account and the loan account. Commissions paid on sales of the Policies, including other sales incentives, are not directly charged to policyowners or the separate account.

         We offer the Policies to the public on a continuous basis. We anticipate continuing to offer the Policies, but reserve the right to discontinue the offering.

         AFSG Securities Corporation, the principal underwriter for the Policy, will receive the 12b-1 fees assessed against the Fidelity VIP Funds shares held for the Policies as compensation for providing certain shareholder support services. AFSG will also receive an additional fee based on the value of shares of the Fidelity VIP Funds held for the Policies as compensation for providing certain recordkeeping services.


         During fiscal years 2002, 2001 and 2000, AFSG received $82,236,981, $104,819,449 and $113,984,732, respectively, as sales compensation with respect to all Policies issued through the separate account. No amounts were retained by AFSG.


REPORTS TO OWNERS

         At least once each year, or more often as required by law, we will mail to policyowners at their last known address a report showing the following information as of the end of the report period:

o the current cash value             o  any activity since the last report

o the current net surrender value    o  projected values

o the current death benefit          o  investment experience of each subaccount

o outstanding loans                  o  any other information required by law

         You may request additional copies of reports, but we may charge a fee for such additional copies. In addition, we will send written confirmations of any premium payments and other financial transactions you request including: changes in specified amount, changes in death benefit option, transfers, partial withdrawals, increases in loan amount, loan interest payments, loan repayments, lapses and reinstatements. We also will send copies of the annual and semi-annual report to shareholders for each portfolio in which you are indirectly invested.

RECORDS

         We will maintain all records relating to the separate account and the fixed account.


INDEPENDENT AUDITORS



         The accounting firm of Ernst & Young LLP, independent auditors, provided audit services to the separate account and Western Reserve for the year ended December 31, 2002. The principal business address of Ernst & Young LLP is 801 Grand Avenue, Suite 3400, Des Moines, Iowa 50309-2764.


EXPERTS


         Actuarial matters included in this SAI have been examined by Lorne Schinbein, Vice President and Managing Actuary of Western Reserve, located at 570 Carillon Parkway, St. Petersburg, Florida 33716, as stated in the opinion filed as an exhibit to the registration statement.


FINANCIAL STATEMENTS

         Western Reserve's financial statements and schedules appear on the following pages. These financial statements and schedules should be distinguished from the separate account's financial statements and you should consider these financial statements and schedules only as bearing upon Western Reserve's ability to meet our obligations under the Policies. You should not consider our financial statements and schedules as bearing upon the investment performance of the assets held in the separate account.

         Western Reserve's financial statements and schedules at December 31, 2002 and 2001 and for each of the three years in the period ended December 31, 2002, have been prepared on the basis of statutory accounting principles rather than accounting principles generally accepted in the United States.

UNDERWRITERS
================================================================================

UNDERWRITING STANDARDS

         This Policy uses mortality tables that distinguish between men and women. As a result, the Policy pays different benefits to men and women of the same age. Montana prohibits our use of actuarial tables that distinguish between males and females to determine premiums and policy benefits for policies issued on the lives of its residents. Therefore, we will base the premiums and benefits in Policies that we issue in Montana, to insure residents of that state, on actuarial tables that do not differentiate on the basis of gender.

         Your cost of insurance charge will depend on the insured's rate class. We currently place insureds into the following rate classes:

         o        ultimate select, non-tobacco use;

         o        select, non-tobacco use;

         o        ultimate standard, tobacco use;

         o        standard, tobacco use; and

         o        juvenile - under age 18.

         We also place insureds in various sub-standard rate classes, which involve a higher mortality risk and higher charges. We generally charge higher rates for insureds who use tobacco. We currently charge lower cost of insurance rates for insureds who are in an "ultimate class." An ultimate class is only available if our underwriting guidelines require you to take a blood test because of the specified amount you have chosen. For Policies with a specified amount of $1,000,000 or more, we generally charge a lower rate.

IMSA
================================================================================

         We are a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is an independent, voluntary organization of life insurance companies. It promotes high ethical standards in the sales and advertising of individual life insurance, long-term care insurance and annuity products. Through its Principles and Code of Ethical Market Conduct, IMSA encourages its member companies to develop and implement policies and procedures to promote sound market practices. Companies must undergo a rigorous self and independent assessment of their practices to become a member of IMSA. The IMSA logo in our sales literature shows our ongoing commitment to these standards. You may find more information about IMSA and its ethical standards at www.imsaethics.org in the "Consumer" section or by contacting IMSA at 240-497-2900.

PERFORMANCE DATA
================================================================================

OTHER PERFORMANCE DATA IN ADVERTISING SALES LITERATURE

         We may compare each subaccount's performance to the performance of:

         o     other variable life issuers in general;

         o variable life insurance policies which invest in mutual funds with similar investment objectives and policies, as reported by Lipper Analytical Services, Inc. ("Lipper") and Morningstar, Inc. ("Morningstar"); and other services, companies, individuals, or industry or financial publications (e.g., Forbes, Money, The Wall Street Journal, Business Week, Barron's, Kiplinger's Personal Finance, and Fortune);

               -> Lipper and Morningstar rank variable annuity contracts and variable life policies. Their performance analysis ranks such policies and contracts on the basis of total return, and assumes reinvestment of distributions; but it does not show sales charges, redemption fees or certain expense deductions at the separate account level.

         o the Standard & Poor's Index of 500 Common Stocks, or other widely recognized indices;

               -> unmanaged indices may assume the reinvestment of dividends, but usually do not reflect deductions for the expenses of operating or managing an investment portfolio; or

         o     other types of investments, such as:

               ->    certificates of deposit;

               ->    savings accounts and U.S. Treasuries;

               -> certain interest rate and inflation indices (e.g., the Consumer Price Index); or

               -> indices measuring the performance of a defined group of securities recognized by investors as representing a particular segment of the securities markets (e.g., Donoghue Money Market Institutional Average, Lehman Brothers Corporate Bond Index, or Lehman Brothers Government Bond Index).

WESTERN RESERVE'S PUBLISHED RATINGS

         We may publish in advertisements, sales literature, or reports we send to you the ratings and other information that an independent ratings organization assigns to us. These organizations include: A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Insurance Rating Services, and Fitch Ratings. These ratings are opinions regarding an operating insurance company's financial capacity to meet the obligations of its insurance policies in accordance with their terms. These ratings do not apply to the separate account, the subaccounts, the funds or their portfolios, or to their performance.

INDEX TO FINANCIAL STATEMENTS
================================================================================


WRL SERIES LIFE ACCOUNT:
     Report of Independent Auditors, dated January 31, 2003
     Statements of Assets and Liabilities at December 31, 2002
     Statements of Operations for the year ended December 31, 2002
     Statements of Changes in Net Assets for the years ended
         December 31, 2002 and 2001
     Notes to the Financial Statements
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
     Report of Independent Auditors, dated February 14, 2003
     Balance Sheets Statutory-Basis at December 31, 2002 and 2001
     Statements of Operations Statutory-Basis for the years ended December 31,
        2002, 2001 and 2000
     Statements of Changes in Capital and Surplus Statutory-Basis for the years ended December 31, 2002, 2001 and 2000
     Statements of Cash Flow Statutory-Basis for the years ended December 31,
        2002, 2001 and 2000
     Notes to Financial Statements--Statutory-Basis
     Statutory-Basis Financial Statement Schedules

                         REPORT OF INDEPENDENT AUDITORS



The Board of Directors and Policy Owners


  of the WRL Series Life Account


Western Reserve Life Assurance Company of Ohio



We have audited the accompanying statements of assets and liabilities of each of the subaccounts constituting the WRL Series Life Account (the "Separate Account," a separate account of Western Reserve Life Assurance Co. of Ohio) as of December 31, 2002, and the related statements of operations and changes in net assets for the periods indicated thereon. These financial statements are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.



We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned as of December 31, 2002, by correspondence with the mutual fund's transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective subaccounts constituting the WRL Series Life Account at December 31, 2002, and the results of their operations and changes in net assets for the periods indicated thereon, in conformity with accounting principles generally accepted in the United States.


                                    /s/ ERNST & YOUNG LLP

Des Moines, Iowa


January 31, 2003

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                                                                               WRL
                                                   WRL            WRL            WRL            WRL            LKCM
                                               TRANSAMERICA      AEGON          JANUS          JANUS        STRATEGIC
                                               MONEY MARKET       BOND          GROWTH         GLOBAL      TOTAL RETURN
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
     Number of shares........................      93,408          4,831          20,721        16,624          6,385
                                                 ========       ========     ===========     =========       ========
     Cost....................................    $ 93,408       $ 57,478     $ 1,014,354     $ 409,780       $ 96,728
                                                 ========       ========     ===========     =========       ========
  Investment, at net asset value.............    $ 93,408       $ 61,263     $   474,095     $ 218,777       $ 79,807
  Dividend receivable........................           3              0               0             0              0
  Transfers receivable from depositor........           0             48               0             0              3
                                                 --------       --------     -----------     ---------       --------
     Total assets............................      93,411         61,311         474,095       218,777         79,810
                                                 --------       --------     -----------     ---------       --------
LIABILITIES:
  Accrued expenses...........................           0              0               0             0              0
  Transfers payable to depositor.............          23              0              87            12              0
                                                 --------       --------     -----------     ---------       --------
     Total liabilities.......................          23              0              87            12              0
                                                 --------       --------     -----------     ---------       --------
     Net assets..............................    $ 93,388       $ 61,311     $   474,008     $ 218,765       $ 79,810
                                                 ========       ========     ===========     =========       ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $ 93,388       $ 61,311     $   474,008     $ 218,765       $ 79,810
  Depositor's equity.........................           0              0               0             0              0
                                                 --------       --------     -----------     ---------       --------
     Net assets applicable to units
       outstanding...........................    $ 93,388       $ 61,311     $   474,008     $ 218,765       $ 79,810
                                                 ========       ========     ===========     =========       ========
  Policy owners' units.......................       4,901          2,171           9,348        12,274          4,266
  Depositor's units..........................           0              0               0             0              0
                                                 --------       --------     -----------     ---------       --------
     Units outstanding.......................       4,901          2,171           9,348        12,274          4,266
                                                 ========       ========     ===========     =========       ========
     Accumulation unit value.................    $  19.06       $  28.24     $     50.70     $   17.82       $  18.71
                                                 ========       ========     ===========     =========       ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2002


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                  WRL           WRL            WRL            WRL
                                               VAN KAMPEN      ALGER        FEDERATED     TRANSAMERICA       WRL
                                                EMERGING     AGGRESSIVE      GROWTH &        VALUE         PBHG/NWQ
                                                 GROWTH        GROWTH         INCOME        BALANCED     VALUE SELECT
                                               SUBACCOUNT    SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................     19,306        15,381          5,512          5,229          2,617
                                               =========     =========       ========       ========       ========
    Cost.....................................  $ 514,880     $ 322,194       $ 78,860       $ 68,625       $ 35,296
                                               =========     =========       ========       ========       ========
  Investment, at net asset value.............  $ 250,972     $ 164,884       $ 79,092       $ 55,745       $ 30,437
  Dividend receivable........................          0             0              0              0              0
  Transfers receivable from depositor........          0             0            118             17              0
                                               ---------     ---------       --------       --------       --------
    Total assets.............................    250,972       164,884         79,210         55,762         30,437
                                               ---------     ---------       --------       --------       --------
LIABILITIES:
  Accrued expenses...........................          0             0              0              0              0
  Transfers payable to depositor.............         13            27              0              0            148
                                               ---------     ---------       --------       --------       --------
    Total liabilities........................         13            27              0              0            148
                                               ---------     ---------       --------       --------       --------
    Net assets...............................  $ 250,959     $ 164,857       $ 79,210       $ 55,762       $ 30,289
                                               =========     =========       ========       ========       ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................  $ 250,959     $ 164,857       $ 79,210       $ 55,762       $ 30,289
  Depositor's equity.........................          0             0              0              0              0
                                               ---------     ---------       --------       --------       --------
    Net assets applicable to units
      outstanding............................  $ 250,959     $ 164,857       $ 79,210       $ 55,762       $ 30,289
                                               =========     =========       ========       ========       ========
  Policy owners' units.......................     10,076        10,072          3,465          3,535          2,278
  Depositor's units..........................          0             0              0              0              0
                                               ---------     ---------       --------       --------       --------
    Units outstanding........................     10,076        10,072          3,465          3,535          2,278
                                               =========     =========       ========       ========       ========
    Accumulation unit value..................  $   24.91     $   16.37       $  22.86       $  15.77       $  13.30
                                               =========     =========       ========       ========       ========


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                    WRL                             WRL             WRL
                                                 AMERICAN           WRL            THIRD          CLARION           WRL
                                                  CENTURY           GE            AVENUE        REAL ESTATE       MARSICO
                                               INTERNATIONAL    U.S. EQUITY        VALUE        SECURITIES        GROWTH
                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................       1,326           2,480             3,042          1,700            664
                                                 ========        ========       ===========      =========       ========
    Cost.....................................    $ 11,549        $ 36,268       $    42,642      $  19,813       $  5,021
                                                 ========        ========       ===========      =========       ========
  Investment, at net asset value.............    $  7,972        $ 26,762       $    37,689      $  19,392       $  4,460
  Dividend receivable........................           0               0                 0              0              0
  Transfers receivable from depositor........           2              12                 0            172              4
                                                 --------        --------       -----------      ---------       --------
    Total assets.............................       7,974          26,774            37,689         19,564          4,464
                                                 --------        --------       -----------      ---------       --------
LIABILITIES:
  Accrued expenses...........................           0               0                 0              0              0
  Transfers payable to depositor.............           0               0                33              0              0
                                                 --------        --------       -----------      ---------       --------
    Total liabilities........................           0               0                33              0              0
                                                 --------        --------       -----------      ---------       --------
    Net assets...............................    $  7,974        $ 26,774       $    37,656      $  19,564       $  4,464
                                                 ========        ========       ===========      =========       ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $  7,974        $ 26,774       $    37,656      $  19,564       $  4,464
  Depositor's equity.........................           0               0                 0              0              0
                                                 --------        --------       -----------      ---------       --------
    Net assets applicable to units
      outstanding............................    $  7,974        $ 26,774       $    37,656      $  19,564       $  4,464
                                                 ========        ========       ===========      =========       ========
  Policy owners' units.......................       1,082           2,109             2,882          1,671            694
  Depositor's units..........................           0               0                 0              0              0
                                                 --------        --------       -----------      ---------       --------
    Units outstanding........................       1,082           2,109             2,882          1,671            694
                                                 ========        ========       ===========      =========       ========
    Accumulation unit value..................    $   7.37        $  12.70       $     13.07      $   11.71       $   6.43
                                                 ========        ========       ===========      =========       ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)



                                                               WRL
                                                             T. ROWE        WRL                       WRL
                                                  WRL         PRICE       T. ROWE        WRL          PBHG
                                                 MUNDER      DIVIDEND      PRICE       SALOMON      MID CAP
                                                 NET50        GROWTH     SMALL CAP     ALL CAP       GROWTH
                                               SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................       490          588          837         2,843        3,760
                                                =======      =======      =======      ========     ========
    Cost.....................................   $ 2,622      $ 5,300      $ 8,264      $ 36,191     $ 51,708
                                                =======      =======      =======      ========     ========
  Investment, at net asset value.............   $ 2,435      $ 4,589      $ 6,667      $ 27,581     $ 25,982
  Dividend receivable........................         0            0            0             0            0
  Transfers receivable from depositor........         4            5            0             2           19
                                                -------      -------      -------      --------     --------
    Total assets.............................     2,439        4,594        6,667        27,583       26,001
                                                -------      -------      -------      --------     --------
LIABILITIES:
  Accrued expenses...........................         0            0            0             0            0
  Transfers payable to depositor.............         0            0            0             0            0
                                                -------      -------      -------      --------     --------
    Total liabilities........................         0            0            0             0            0
                                                -------      -------      -------      --------     --------
    Net assets...............................   $ 2,439      $ 4,594      $ 6,667      $ 27,583     $ 26,001
                                                =======      =======      =======      ========     ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................   $ 2,439      $ 4,594      $ 6,667      $ 27,583     $ 26,001
  Depositor's equity.........................         0            0            0             0            0
                                                -------      -------      -------      --------     --------
    Net assets applicable to units
      outstanding............................   $ 2,439      $ 4,594      $ 6,667      $ 27,583     $ 26,001
                                                =======      =======      =======      ========     ========
  Policy owners' units.......................       501          603          927         2,912        4,256
  Depositor's units..........................         0            0            0             0            0
                                                -------      -------      -------      --------     --------
    Units outstanding........................       501          603          927         2,912        4,256
                                                =======      =======      =======      ========     ========
    Accumulation unit value..................   $  4.87      $  7.62      $  7.20      $   9.47     $   6.11
                                                =======      =======      =======      ========     ========

See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)


                                                                  WRL              WRL             WRL              WRL
                                                  WRL          VALUE LINE         GREAT           GREAT            GREAT
                                                DREYFUS        AGGRESSIVE      COMPANIES -      COMPANIES -      COMPANIES -
                                                MID CAP          GROWTH        AMERICA(SM)      TECHNOLOGY(SM)   GLOBAL(2)
                                               SUBACCOUNT      SUBACCOUNT      SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................         964             213            4,596           1,957              732
                                                 ========         =======         ========         =======          =======
    Cost.....................................    $ 10,910         $ 1,581         $ 54,535         $ 7,108          $ 4,662
                                                 ========         =======         ========         =======          =======
  Investment, at net asset value.............    $  9,500         $ 1,327         $ 36,217         $ 5,147          $ 4,079
  Dividend receivable........................           0               0                0               0                0
  Transfers receivable from depositor........           0               4               19              48                5
                                                 --------         -------         --------         -------          -------
    Total assets.............................       9,500           1,331           36,236           5,195            4,084
                                                 --------         -------         --------         -------          -------
LIABILITIES:
  Accrued expenses...........................           0               0                0               0                0
  Transfers payable to depositor.............           2               0                0               0                0
                                                 --------         -------         --------         -------          -------
    Total liabilities........................           2               0                0               0                0
                                                 --------         -------         --------         -------          -------
    Net assets...............................    $  9,498         $ 1,331         $ 36,236         $ 5,195          $ 4,084
                                                 ========         =======         ========         =======          =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $  9,498         $ 1,210         $ 36,081         $ 5,144          $ 4,070
  Depositor's equity.........................           0             121              155              51               14
                                                 --------         -------         --------         -------          -------
    Net assets applicable to units
      outstanding............................    $  9,498         $ 1,331         $ 36,236         $ 5,195          $ 4,084
                                                 ========         =======         ========         =======          =======
  Policy owners' units.......................       1,016             199            4,663           2,003              745
  Depositor's units..........................           0              20               20              20                3
                                                 --------         -------         --------         -------          -------
    Units outstanding........................       1,016             219            4,683           2,023              748
                                                 ========         =======         ========         =======          =======
    Accumulation unit value..................    $   9.35         $  6.08         $   7.74         $  2.57          $  5.46
                                                 ========         =======         ========         =======          =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF ASSETS AND LIABILITIES



AT DECEMBER 31, 2002


(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)


                                                     WRL                WRL                WRL                WRL
                                                   GABELLI              LKCM           CONSERVATIVE         MODERATE
                                                    GLOBAL            CAPITAL             ASSET              ASSET
                                                    GROWTH             GROWTH           ALLOCATION         ALLOCATION
                                                  SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................         1,592               257                465               1,217
                                                   ========           =======            =======            ========
    Cost.....................................      $ 12,713           $ 1,172            $ 4,167            $ 10,784
                                                   ========           =======            =======            ========
  Investment, at net asset value.............      $ 10,841           $   775            $ 4,230            $ 10,725
  Dividend receivable........................             0                 0                  0                   0
  Transfers receivable from depositor........            11                 0                146                  53
                                                   --------           -------            -------            --------
    Total assets.............................        10,852               775              4,376              10,778
                                                   --------           -------            -------            --------
LIABILITIES:
  Accrued expenses...........................             0                 0                  0                   0
  Transfers payable to depositor.............             0                 0                  0                   0
                                                   --------           -------            -------            --------
    Total liabilities........................             0                 0                  0                   0
                                                   --------           -------            -------            --------
    Net assets...............................      $ 10,852           $   775            $ 4,376            $ 10,778
                                                   ========           =======            =======            ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $ 10,836           $   768            $ 4,353            $ 10,756
  Depositor's equity.........................            16                 7                 23                  22
                                                   --------           -------            -------            --------
    Net assets applicable to units
      outstanding............................      $ 10,852           $   775            $ 4,376            $ 10,778
                                                   ========           =======            =======            ========
  Policy owners' units.......................         1,616               268                481               1,228
  Depositor's units..........................             3                 3                  3                   3
                                                   --------           -------            -------            --------
    Units outstanding........................         1,619               271                484               1,231
                                                   ========           =======            =======            ========
    Accumulation unit value..................      $   6.70           $  2.86            $  9.04            $   8.76
                                                   ========           =======            =======            ========

                                                     WRL
                                                  MODERATELY
                                                  AGGRESSIVE
                                               ASSET ALLOCATION
                                                  SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................         1,760
                                                   ========
    Cost.....................................      $ 15,204
                                                   ========
  Investment, at net asset value.............      $ 14,996
  Dividend receivable........................             0
  Transfers receivable from depositor........            58
                                                   --------
    Total assets.............................        15,054
                                                   --------
LIABILITIES:
  Accrued expenses...........................             0
  Transfers payable to depositor.............             0
                                                   --------
    Total liabilities........................             0
                                                   --------
    Net assets...............................      $ 15,054
                                                   ========
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $ 15,033
  Depositor's equity.........................            21
                                                   --------
    Net assets applicable to units
      outstanding............................      $ 15,054
                                                   ========
  Policy owners' units.......................         1,775
  Depositor's units..........................             3
                                                   --------
    Units outstanding........................         1,778
                                                   ========
    Accumulation unit value..................      $   8.47
                                                   ========


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)


                                                   WRL                                          WRL
                                                AGGRESSIVE        WRL            WRL        TRANSAMERICA       WRL
                                                  ASSET          PIMCO          JANUS       CONVERTIBLE    TRANSAMERICA
                                                ALLOCATION    TOTAL RETURN     BALANCED      SECURITIES       EQUITY
                                                SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT     SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................        825            695            251             33            199
                                                 =======        =======        =======        =======        =======
    Cost.....................................    $ 6,952        $ 7,086        $ 2,385        $   314        $ 2,767
                                                 =======        =======        =======        =======        =======
  Investment, at net asset value.............    $ 6,740        $ 7,380        $ 2,380        $   311        $ 2,740
  Dividend receivable........................          0              0              0              0              0
  Transfers receivable from depositor........         11              0              0              0             41
                                                 -------        -------        -------        -------        -------
    Total assets.............................      6,751          7,380          2,380            311          2,781
                                                 -------        -------        -------        -------        -------
LIABILITIES:
  Accrued expenses...........................          0              0              0              0              0
  Transfers payable to depositor.............          0              4             61              0              0
                                                 -------        -------        -------        -------        -------
    Total liabilities........................          0              4             61              0              0
                                                 -------        -------        -------        -------        -------
    Net assets...............................    $ 6,751        $ 7,376        $ 2,319        $   311        $ 2,781
                                                 =======        =======        =======        =======        =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................    $ 6,731        $ 7,349        $ 2,295        $   288        $ 2,759
  Depositor's equity.........................         20             27             24             23             22
                                                 -------        -------        -------        -------        -------
    Net assets applicable to units
      outstanding............................    $ 6,751        $ 7,376        $ 2,319        $   311        $ 2,781
                                                 =======        =======        =======        =======        =======
  Policy owners' units.......................        828            696            243             31            323
  Depositor's units..........................          3              3              3              3              3
                                                 -------        -------        -------        -------        -------
    Units outstanding........................        831            699            246             34            326
                                                 =======        =======        =======        =======        =======
    Accumulation unit value..................    $  8.12        $ 10.56        $  9.43        $  9.26        $  8.53
                                                 =======        =======        =======        =======        =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)

                                                     WRL                                 WRL               WRL
                                                TRANSAMERICA           WRL          TRANSAMERICA       J.P. MORGAN
                                                   GROWTH            CAPITAL       U.S. GOVERNMENT      ENHANCED
                                                OPPORTUNITIES    GUARDIAN VALUE      SECURITIES           INDEX
                                                 SUBACCOUNT        SUBACCOUNT        SUBACCOUNT        SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................           58               14                 18                 5
                                                   =======           ======            =======           =======
    Cost.....................................      $   562           $  206            $   215           $    55
                                                   =======           ======            =======           =======
  Investment, at net asset value.............      $   552           $  181            $   221           $    50
  Dividend receivable........................            0                0                  0                 0
  Transfers receivable from depositor........            0                0                  0                 0
                                                   -------           ------            -------           -------
    Total assets.............................          552              181                221                50
                                                   -------           ------            -------           -------
LIABILITIES:
  Accrued expenses...........................            0                0                  0                 0
  Transfers payable to depositor.............            0                0                  0                 0
                                                   -------           ------            -------           -------
    Total liabilities........................            0                0                  0                 0
                                                   -------           ------            -------           -------
    Net assets...............................      $   552           $  181            $   221           $    50
                                                   =======           ======            =======           =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $   532           $  161            $   195           $    30
  Depositor's equity.........................           20               20                 26                20
                                                   -------           ------            -------           -------
    Net assets applicable to units
      outstanding............................      $   552           $  181            $   221           $    50
                                                   =======           ======            =======           =======
  Policy owners' units.......................           67               20                 18                 3
  Depositor's units..........................            3                3                  3                 3
                                                   -------           ------            -------           -------
    Units outstanding........................           70               23                 21                 6
                                                   =======           ======            =======           =======
    Accumulation unit value..................      $  7.92           $ 7.91            $ 10.47           $  8.11
                                                   =======           ======            =======           =======

                                                     WRL
                                                   CAPITAL
                                                  GUARDIAN
                                                 U.S. EQUITY
                                                 SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................          20
                                                   ======
    Cost.....................................      $  158
                                                   ======
  Investment, at net asset value.............      $  144
  Dividend receivable........................           0
  Transfers receivable from depositor........           0
                                                   ------
    Total assets.............................         144
                                                   ------
LIABILITIES:
  Accrued expenses...........................           0
  Transfers payable to depositor.............           0
                                                   ------
    Total liabilities........................           0
                                                   ------
    Net assets...............................      $  144
                                                   ======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $  124
  Depositor's equity.........................          20
                                                   ------
    Net assets applicable to units
      outstanding............................      $  144
                                                   ======
  Policy owners' units.......................          15
  Depositor's units..........................           3
                                                   ------
    Units outstanding........................          18
                                                   ======
    Accumulation unit value..................      $ 8.04
                                                   ======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF ASSETS AND LIABILITIES
AT DECEMBER 31, 2002
(ALL AMOUNTS EXCEPT PER UNIT AMOUNTS IN THOUSANDS)


                                                FIDELITY VIP
                                                   GROWTH       FIDELITY VIP    FIDELITY VIP
                                                OPPORTUNITIES   CONTRAFUND(R)   EQUITY-INCOME
                                                 SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
ASSETS:
  Investment in securities:
    Number of shares.........................          158             365             342
                                                   =======         =======         =======
    Cost.....................................      $ 2,153         $ 7,018         $ 7,287
                                                   =======         =======         =======
  Investment, at net asset value.............      $ 1,844         $ 6,549         $ 6,162
  Dividend receivable........................            0               0               0
  Transfers receivable from depositor........            1               3               5
                                                   -------         -------         -------
    Total assets.............................        1,845           6,552           6,167
                                                   -------         -------         -------
LIABILITIES:
  Accrued expenses...........................            0               0               0
  Transfers payable to depositor.............            0               0               0
                                                   -------         -------         -------
    Total liabilities........................            0               0               0
                                                   -------         -------         -------
    Net assets...............................      $ 1,845         $ 6,552         $ 6,167
                                                   =======         =======         =======
NET ASSETS CONSISTS OF:
  Policy owners' equity......................      $ 1,831         $ 6,534         $ 6,167
  Depositor's equity.........................           14              18               0
                                                   -------         -------         -------
    Net assets applicable to units
      outstanding............................      $ 1,845         $ 6,552         $ 6,167
                                                   =======         =======         =======
  Policy owners' units.......................          326             895             728
  Depositor's units..........................            3               3               0
                                                   -------         -------         -------
    Units outstanding........................          329             898             728
                                                   =======         =======         =======
    Accumulation unit value..................      $  5.60         $  7.29         $  8.48
                                                   =======         =======         =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)


                                                                                                         WRL
                                                 WRL           WRL          WRL           WRL            LKCM
                                             TRANSAMERICA     AEGON        JANUS         JANUS        STRATEGIC
                                             MONEY MARKET      BOND        GROWTH        GLOBAL      TOTAL RETURN
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $    1,262    $   1,990    $        0    $    7,028      $  2,660
                                              ----------    ---------    ----------    ----------      --------
EXPENSES:
  Mortality and expense risk..............           792          454         5,012         2,359           785
                                              ----------    ---------    ----------    ----------      --------
    Net investment income (loss)..........           470        1,536        (5,012)        4,669         1,875
                                              ----------    ---------    ----------    ----------      --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................             0          512       (12,389)       (5,899)          878
  Realized gain distributions.............             0            0             0             0             0
  Change in unrealized appreciation
    (depreciation)........................             0        2,261      (197,834)      (81,748)      (13,559)
                                              ----------    ---------    ----------    ----------      --------
    Net gain (loss) on investment
      securities..........................             0        2,773      (210,223)      (87,647)      (12,681)
                                              ----------    ---------    ----------    ----------      --------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $      470    $   4,309    $ (215,235)   $  (82,978)     $(10,806)
                                              ==========    =========    ==========    ==========      ========



                                                 WRL           WRL          WRL           WRL
                                              VAN KAMPEN      ALGER      FEDERATED    TRANSAMERICA       WRL
                                               EMERGING     AGGRESSIVE    GROWTH &       VALUE         PBHG/NWQ
                                                GROWTH        GROWTH       INCOME       BALANCED     VALUE SELECT
                                              SUBACCOUNT    SUBACCOUNT   SUBACCOUNT    SUBACCOUNT     SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $      285    $       0    $    4,516    $    1,949      $    701
                                              ----------    ---------    ----------    ----------      --------
EXPENSES:
  Mortality and expense risk..............         2,820        1,818           663           465           289
                                              ----------    ---------    ----------    ----------      --------
    Net investment income (loss)..........        (2,535)      (1,818)        3,853         1,484           412
                                              ----------    ---------    ----------    ----------      --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................      (112,559)      (9,541)          978        (1,178)         (705)
  Realized gain distributions.............             0            0           935         1,757           462
  Change in unrealized appreciation
    (depreciation)........................       (15,225)     (77,324)       (6,777)      (11,078)       (5,665)
                                              ----------    ---------    ----------    ----------      --------
    Net gain (loss) on investment
      securities..........................      (127,784)     (86,865)       (4,864)      (10,499)       (5,908)
                                              ----------    ---------    ----------    ----------      --------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $ (130,319)   $ (88,683)   $   (1,011)   $   (9,015)     $ (5,496)
                                              ==========    =========    ==========    ==========      ========


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)


                                                  WRL                             WRL           WRL
                                               AMERICAN            WRL           THIRD        CLARION        WRL
                                                CENTURY            GE            AVENUE     REAL ESTATE    MARSICO
                                             INTERNATIONAL     U.S. EQUITY       VALUE      SECURITIES      GROWTH
                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT   SUBACCOUNT    SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................     $     26         $    132        $    706     $    276      $      4
                                               --------         --------        --------     --------      --------
EXPENSES:
  Mortality and expense risk..............           76              260             348          131            33
                                               --------         --------        --------     --------      --------
    Net investment income (loss)..........          (50)            (128)            358          145           (29)
                                               --------         --------        --------     --------      --------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................       (2,143)            (618)            (41)         273          (631)
  Realized gain distributions.............            0                0             497           18             0
  Change in unrealized appreciation
    (depreciation)........................          116           (6,109)         (6,894)        (698)         (554)
                                               --------         --------        --------     --------      --------
    Net gain (loss) on investment
      securities..........................       (2,027)          (6,727)         (6,438)        (407)       (1,185)
                                               --------         --------        --------     --------      --------
      Net increase (decrease) in net
         assets resulting from
         operations.......................     $ (2,077)        $ (6,855)       $ (6,080)    $   (262)     $ (1,214)
                                               ========         ========        ========     ========      ========



                                                                   WRL            WRL                       WRL
                                                  WRL            T. ROWE        T. ROWE        WRL          PBHG
                                                MUNDER            PRICE          PRICE       SALOMON      MID CAP
                                                 NET50       DIVIDEND GROWTH   SMALL CAP     ALL CAP       GROWTH
                                              SUBACCOUNT       SUBACCOUNT      SUBACCOUNT   SUBACCOUNT   SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................     $      0          $   20         $      0     $    324    $       0
                                               --------          ------         --------     --------    ---------
EXPENSES:
  Mortality and expense risk..............           19              35               61          272          258
                                               --------          ------         --------     --------    ---------
    Net investment income (loss)..........          (19)            (15)             (61)          52         (258)
                                               --------          ------         --------     --------    ---------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................       (1,455)            (65)            (684)      (1,188)      (8,272)
  Realized gain distributions.............            0               0                0           56            0
  Change in unrealized appreciation
    (depreciation)........................          375            (757)          (1,640)      (8,330)      (1,583)
                                               --------          ------         --------     --------    ---------
    Net gain (loss) on investment
      securities..........................       (1,080)           (822)          (2,324)      (9,462)      (9,855)
                                               --------          ------         --------     --------    ---------
      Net increase (decrease) in net
         assets resulting from
         operations.......................     $ (1,099)         $ (837)        $ (2,385)    $ (9,410)   $ (10,113)
                                               ========          ======         ========     ========    =========


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)


                                                                                    WRL                WRL                WRL
                                                WRL              WRL               GREAT              GREAT              GREAT
                                              DREYFUS        VALUE LINE         COMPANIES -        COMPANIES -        COMPANIES -
                                              MID CAP     AGGRESSIVE GROWTH     AMERICA(SM)       TECHNOLOGY(SM)       GLOBAL(2)
                                             SUBACCOUNT      SUBACCOUNT          SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................    $      4         $     0            $     78           $      0           $     2
                                              --------         -------            --------           --------           -------
EXPENSES:
  Mortality and expense risk..............          81              12                 257                 49                29
                                              --------         -------            --------           --------           -------
    Net investment income (loss)..........         (77)            (12)               (179)               (49)              (27)
                                              --------         -------            --------           --------           -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................        (336)           (210)             (5,335)            (2,577)             (219)
  Realized gain distributions.............           0               0                   0                  0                 0
  Change in unrealized appreciation
    (depreciation)........................      (1,412)           (139)             (1,336)              (197)             (552)
                                              --------         -------            --------           --------           -------
    Net gain (loss) on investment
      securities..........................      (1,748)           (349)             (6,671)            (2,774)             (771)
                                              --------         -------            --------           --------           -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $ (1,825)        $  (361)           $ (6,850)          $ (2,823)          $  (798)
                                              ========         =======            ========           ========           =======



                                                WRL              WRL                                                      WRL
                                              GABELLI           LKCM                WRL                WRL             MODERATELY
                                               GLOBAL          CAPITAL          CONSERVATIVE         MODERATE          AGGRESSIVE
                                               GROWTH          GROWTH         ASSET ALLOCATION   ASSET ALLOCATION   ASSET ALLOCATION
                                             SUBACCOUNT      SUBACCOUNT        SUBACCOUNT(1)      SUBACCOUNT(1)      SUBACCOUNT(1)
INVESTMENT INCOME:
  Dividend income.........................    $     38         $     0            $      0           $      0           $     0
                                              --------         -------            --------           --------           -------
EXPENSES:
  Mortality and expense risk..............          84               7                  13                 30                38
                                              --------         -------            --------           --------           -------
    Net investment income (loss)..........         (46)             (7)                (13)               (30)              (38)
                                              --------         -------            --------           --------           -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................        (181)           (229)                (22)               (39)              (39)
  Realized gain distributions.............           0               0                   0                  0                 0
  Change in unrealized appreciation
    (depreciation)........................      (1,493)           (430)                 63                (59)             (208)
                                              --------         -------            --------           --------           -------
    Net gain (loss) on investment
      securities..........................      (1,674)           (659)                 41                (98)             (247)
                                              --------         -------            --------           --------           -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................    $ (1,720)        $  (666)           $     28           $   (128)          $  (285)
                                              ========         =======            ========           ========           =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)


                                                                                                    WRL
                                                  WRL               WRL             WRL        TRANSAMERICA
                                               AGGRESSIVE          PIMCO           JANUS        CONVERTIBLE
                                            ASSET ALLOCATION   TOTAL RETURN      BALANCED       SECURITIES
                                             SUBACCOUNT(1)     SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
  Dividend income.........................       $    0            $   0           $   0           $  0
                                                 ------            -----           -----           ----
EXPENSES:
  Mortality and expense risk..............           19               28               6              1
                                                 ------            -----           -----           ----
    Net investment income (loss)..........          (19)             (28)             (6)            (1)
                                                 ------            -----           -----           ----
REALIZED AND UNREALIZED GAIN (LOSS):

  Net realized gain (loss) on investment
    securities............................          (36)              38             (27)            (5)
  Realized gain distributions.............            0                0               0              0
  Change in unrealized appreciation
    (depreciation)........................         (212)             294              (5)            (3)
                                                 ------            -----           -----           ----
    Net gain (loss) on investment
      securities..........................         (248)             332             (32)            (8)
                                                 ------            -----           -----           ----

      Net increase (decrease) in net
         assets resulting from
         operations.......................       $ (267)           $ 304           $ (38)          $ (9)
                                                 ======            =====           =====           ====



                                                                 WRL
                                                 WRL        TRANSAMERICA         WRL
                                            TRANSAMERICA       GROWTH          CAPITAL
                                               EQUITY       OPPORTUNITIES   GUARDIAN VALUE
                                            SUBACCOUNT(1)   SUBACCOUNT(1)   SUBACCOUNT(1)
INVESTMENT INCOME:
  Dividend income.........................      $   0           $   0           $  10
                                                -----           -----           -----
EXPENSES:
  Mortality and expense risk..............          8               2               1
                                                -----           -----           -----
    Net investment income (loss)..........         (8)             (2)              9
                                                -----           -----           -----
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on investment
    securities............................        (20)            (17)            (36)
  Realized gain distributions.............          0               0               0
  Change in unrealized appreciation
    (depreciation)........................        (27)            (10)            (25)
                                                -----           -----           -----
    Net gain (loss) on investment
      securities..........................        (47)            (27)            (61)
                                                -----           -----           -----
      Net increase (decrease) in net
         assets resulting from
         operations.......................      $ (55)          $ (29)          $ (52)
                                                =====           =====           =====


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED DECEMBER 31, 2002
(ALL AMOUNTS IN THOUSANDS)


                                                  WRL               WRL              WRL
                                             TRANSAMERICA       J.P. MORGAN        CAPITAL
                                            U.S. GOVERNMENT      ENHANCED          GUARDIAN
                                              SECURITIES           INDEX         U.S. EQUITY
                                             SUBACCOUNT(1)     SUBACCOUNT(1)    SUBACCOUNT(1)
INVESTMENT INCOME:
  Dividend income.........................      $     1           $     0          $     1
                                                -------           -------          -------
EXPENSES:
  Mortality and expense risk..............            1                 0                1
                                                -------           -------          -------
    Net investment income (loss)..........            0                 0                0
                                                -------           -------          -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................            0                 0              (22)
  Realized gain distributions.............            0                 0                0
  Change in unrealized appreciation
    (depreciation)........................            6                (5)             (14)
                                                -------           -------          -------
    Net gain (loss) on investment
      securities..........................            6                (5)             (36)
                                                -------           -------          -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................      $     6           $    (5)         $   (36)
                                                =======           =======          =======



                                              FIDELITY VIP                       FIDELITY VIP
                                                 GROWTH         FIDELITY VIP       EQUITY -
                                             OPPORTUNITIES      CONTRAFUND(R)       INCOME
                                               SUBACCOUNT        SUBACCOUNT       SUBACCOUNT
INVESTMENT INCOME:
  Dividend income.........................      $    11            $    25         $    74
                                                -------            -------         -------
EXPENSES:
  Mortality and expense risk..............           14                 48              49
                                                -------            -------         -------
    Net investment income (loss)..........           (3)               (23)             25
                                                -------            -------         -------
REALIZED AND UNREALIZED GAIN (LOSS):
  Net realized gain (loss) on sale of
    investment securities.................          (98)              (191)           (154)
  Realized gain distributions.............            0                  0              91
  Change in unrealized appreciation
    (depreciation)........................         (282)              (433)         (1,102)
                                                -------            -------         -------
    Net gain (loss) on investment
      securities..........................         (380)              (624)         (1,165)
                                                -------            -------         -------
      Net increase (decrease) in net
         assets resulting from
         operations.......................      $  (383)           $  (647)        $(1,140)
                                                =======            =======         =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                               WRL                    WRL                     WRL
                                                          TRANSAMERICA               AEGON                   JANUS
                                                          MONEY MARKET               BOND                    GROWTH
                                                           SUBACCOUNT             SUBACCOUNT               SUBACCOUNT
                                                      ---------------------   -------------------   ------------------------
                                                          DECEMBER 31,           DECEMBER 31,             DECEMBER 31,
                                                      ---------------------   -------------------   ------------------------
                                                        2002        2001        2002       2001        2002         2001
                                                      ---------   ---------   --------   --------   ----------   -----------
OPERATIONS:
  Net investment income (loss).....................   $     470   $   1,940   $  1,536   $    (88)  $   (5,012)  $    (6,861)
  Net gain (loss) on investment securities.........           0           0      2,773      2,274     (210,223)     (274,731)
                                                      ---------   ---------   --------   --------   ----------   -----------
  Net increase (decrease) in net assets resulting
    from operations................................         470       1,940      4,309      2,186     (215,235)     (281,592)
                                                      ---------   ---------   --------   --------   ----------   -----------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      28,184      31,666     19,850     21,257       80,390       126,273
                                                      ---------   ---------   --------   --------   ----------   -----------
  Less cost of units redeemed:
    Administrative charges.........................       7,315       4,916      4,658      3,034       67,288        71,004
    Policy loans...................................       1,698       2,096        514        586            0        10,816
    Surrender benefits.............................       8,517       4,288      2,237        977       22,526        22,233
    Death benefits.................................         153         168        148         72          996         1,980
                                                      ---------   ---------   --------   --------   ----------   -----------
                                                         17,683      11,468      7,557      4,669       90,810       106,033
                                                      ---------   ---------   --------   --------   ----------   -----------
    Increase (decrease) in net assets from capital
      unit transactions............................      10,501      20,198     12,293     16,588      (10,420)       20,240
                                                      ---------   ---------   --------   --------   ----------   -----------
    Net increase (decrease) in net assets..........      10,971      22,138     16,602     18,774     (225,655)     (261,352)
  Depositor's equity contribution..................           0           0          0          0            0             0
NET ASSETS:
  Beginning of year................................      82,417      60,279     44,709     25,935      699,663       961,015
                                                      ---------   ---------   --------   --------   ----------   -----------
  End of year......................................   $  93,388   $  82,417   $ 61,311   $ 44,709   $  474,008   $   699,663
                                                      =========   =========   ========   ========   ==========   ===========
UNIT ACTIVITY:
  Units outstanding - beginning of year............       4,349       3,278      1,725      1,072        9,583         9,366
  Units issued.....................................       8,745      27,105      1,543      1,365        3,597         4,247
  Units redeemed...................................      (8,193)    (26,034)    (1,097)      (712)      (3,832)       (4,030)
                                                      ---------   ---------   --------   --------   ----------   -----------
  Units outstanding - end of year..................       4,901       4,349      2,171      1,725        9,348         9,583
                                                      =========   =========   ========   ========   ==========   ===========


See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                                                       WRL
                                                               WRL                     LKCM                     WRL
                                                              JANUS                 STRATEGIC               VAN KAMPEN
                                                              GLOBAL               TOTAL RETURN           EMERGING GROWTH
                                                            SUBACCOUNT              SUBACCOUNT              SUBACCOUNT
                                                      ----------------------   --------------------   -----------------------
                                                           DECEMBER 31,            DECEMBER 31,            DECEMBER 31,
                                                      ----------------------   --------------------   -----------------------
                                                        2002         2001        2002       2001         2002         2001
                                                      ---------   ----------   --------   ---------   ----------   ----------
OPERATIONS:
  Net investment income (loss).....................   $   4,669   $       35   $  1,875   $    (413)  $   (2,535)  $   (3,594)
  Net gain (loss) on investment securities.........     (87,647)     (97,544)   (12,681)     (2,662)    (127,784)    (195,822)
                                                      ---------   ----------   --------   ---------   ----------   ----------
  Net increase (decrease) in net assets resulting
    from operations................................     (82,978)     (97,509)   (10,806)     (3,075)    (130,319)    (199,416)
                                                      ---------   ----------   --------   ---------   ----------   ----------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      28,004       47,977      8,019      12,375       45,407       64,879
                                                      ---------   ----------   --------   ---------   ----------   ----------
  Less cost of units redeemed:
    Administrative charges.........................      28,362       31,569      8,198       8,111       35,720       38,288
    Policy loans...................................         921        4,476        440       1,157        1,402        6,127
    Surrender benefits.............................      10,567       10,117      3,860       2,908       13,454       13,487
    Death benefits.................................         323          503        236         259          456          860
                                                      ---------   ----------   --------   ---------   ----------   ----------
                                                         40,173       46,665     12,734      12,435       51,032       58,762
                                                      ---------   ----------   --------   ---------   ----------   ----------
    Increase (decrease) in net assets from capital
      unit transactions............................     (12,169)       1,312     (4,715)        (60)      (5,625)       6,117
                                                      ---------   ----------   --------   ---------   ----------   ----------
    Net increase (decrease) in net assets..........     (95,147)     (96,197)   (15,521)     (3,135)    (135,944)    (193,299)
  Depositor's equity contribution..................           0            0          0           0            0            0
NET ASSETS:
  Beginning of year................................     313,912      410,109     95,331      98,466      386,903      580,202
                                                      ---------   ----------   --------   ---------   ----------   ----------
  End of year......................................   $ 218,765   $  313,912   $ 79,810   $  95,331   $  250,959   $  386,903
                                                      =========   ==========   ========   =========   ==========   ==========
UNIT ACTIVITY:
  Units outstanding - beginning of year............      12,912       12,899      4,517       4,523       10,305       10,226
  Units issued.....................................       3,858        3,942      1,138       1,239        4,184        7,855
  Units redeemed...................................      (4,496)      (3,929)    (1,389)     (1,245)      (4,413)      (7,776)
                                                      ---------   ----------   --------   ---------   ----------   ----------
  Units outstanding - end of year..................      12,274       12,912      4,266       4,517       10,076       10,305
                                                      =========   ==========   ========   =========   ==========   ==========


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                               WRL                     WRL                   WRL
                                                              ALGER                 FEDERATED           TRANSAMERICA
                                                        AGGRESSIVE GROWTH        GROWTH & INCOME       VALUE BALANCED
                                                            SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                                      ----------------------   -------------------   -------------------
                                                           DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                                      ----------------------   -------------------   -------------------
                                                        2002         2001        2002       2001       2002       2001
                                                      ---------   ----------   --------   --------   --------   --------
OPERATIONS:
  Net investment income (loss).....................   $  (1,818)  $   (2,225)  $  3,853   $    404   $  1,484   $    217
  Net gain (loss) on investment securities.........     (86,865)     (47,770)    (4,864)     4,997    (10,499)        91
                                                      ---------   ----------   --------   --------   --------   --------
  Net increase (decrease) in net assets
    resulting from operations......................     (88,683)     (49,995)    (1,011)     5,401     (9,015)       308
                                                      ---------   ----------   --------   --------   --------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      40,020       57,462     33,512     31,343     31,611     13,027
                                                      ---------   ----------   --------   --------   --------   --------
  Less cost of units redeemed:
    Administrative charges.........................      26,439       28,461      7,408      3,816      5,788      3,491
    Policy loans...................................         471        3,294        371        422        242        671
    Surrender benefits.............................       8,049        6,759      3,053      1,499      2,569      1,257
    Death benefits.................................         273          373        290         59        169        195
                                                      ---------   ----------   --------   --------   --------   --------
                                                         35,232       38,887     11,122      5,796      8,768      5,614
                                                      ---------   ----------   --------   --------   --------   --------
    Increase (decrease) in net assets
      from capital unit transactions...............       4,788       18,575     22,390     25,547     22,843      7,413
                                                      ---------   ----------   --------   --------   --------   --------
    Net increase (decrease) in net assets..........     (83,895)     (31,420)    21,379     30,948     13,828      7,721
  Depositor's equity contribution..................           0            0          0          0          0          0
NET ASSETS:
  Beginning of year................................     248,752      280,172     57,831     26,883     41,934     34,213
                                                      ---------   ----------   --------   --------   --------   --------
  End of year......................................   $ 164,857   $  248,752   $ 79,210   $ 57,831   $ 55,762   $ 41,934
                                                      =========   ==========   ========   ========   ========   ========
UNIT ACTIVITY:
  Units outstanding - beginning of year............       9,881        9,215      2,531      1,349      2,270      1,881
  Units issued.....................................       4,879        4,796      2,434      2,283      2,440      1,125
  Units redeemed...................................      (4,688)      (4,130)    (1,500)    (1,101)    (1,175)      (736)
                                                      ---------   ----------   --------   --------   --------   --------
  Units outstanding - end of year..................      10,072        9,881      3,465      2,531      3,535      2,270
                                                      =========   ==========   ========   ========   ========   ========


See accompanying notes.

WRL SERIES LIFE ACCOUNT


STATEMENTS OF CHANGES IN NET ASSETS



FOR THE YEAR ENDED


(ALL AMOUNTS IN THOUSANDS)



                                                              WRL                   WRL                    WRL
                                                           PBHG/NWQ           AMERICAN CENTURY             GE
                                                         VALUE SELECT          INTERNATIONAL           U.S. EQUITY
                                                          SUBACCOUNT             SUBACCOUNT            SUBACCOUNT
                                                      -------------------   --------------------   -------------------
                                                         DECEMBER 31,           DECEMBER 31,          DECEMBER 31,
                                                      -------------------   --------------------   -------------------
                                                        2002       2001       2002       2001        2002       2001
                                                      --------   --------   --------   ---------   --------   --------
OPERATIONS:
  Net investment income (loss).....................   $    412   $   (234)  $    (50)  $     192   $   (128)  $   (215)
  Net gain (loss) on investment securities.........     (5,908)      (693)    (2,027)     (2,435)    (6,727)    (2,933)
                                                      --------   --------   --------   ---------   --------   --------
  Net increase (decrease) in net assets resulting
    from operations................................     (5,496)      (927)    (2,077)     (2,243)    (6,855)    (3,148)
                                                      --------   --------   --------   ---------   --------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      7,488      8,780      3,468       3,756      6,882      8,860
                                                      --------   --------   --------   ---------   --------   --------
  Less cost of units redeemed:
    Administrative charges.........................      3,168      2,649      1,298       1,003      3,283      3,049
    Policy loans...................................        162        294         22          76         95        319
    Surrender benefits.............................      1,177        882        265         189        851        998
    Death benefits.................................         86         26         15           6         44         97
                                                      --------   --------   --------   ---------   --------   --------
                                                         4,593      3,851      1,600       1,274      4,273      4,463
                                                      --------   --------   --------   ---------   --------   --------
    Increase (decrease) in net assets from capital
      unit transactions............................      2,895      4,929      1,868       2,482      2,609      4,397
                                                      --------   --------   --------   ---------   --------   --------
    Net increase (decrease) in net assets..........     (2,601)     4,002       (209)        239     (4,246)     1,249
  Depositor's equity contribution..................          0          0          0           0          0          0
NET ASSETS:
  Beginning of year................................     32,890     28,888      8,183       7,944     31,020     29,771
                                                      --------   --------   --------   ---------   --------   --------
  End of year......................................   $ 30,289   $ 32,890   $  7,974   $   8,183   $ 26,774   $ 31,020
                                                      ========   ========   ========   =========   ========   ========
UNIT ACTIVITY:
  Units outstanding - beginning of year............      2,103      1,797        868         639      1,942      1,683
  Units issued.....................................      1,061      1,040        930         647      1,000      1,000
  Units redeemed...................................       (886)      (734)      (716)       (418)      (833)      (741)
                                                      --------   --------   --------   ---------   --------   --------
  Units outstanding - end of year..................      2,278      2,103      1,082         868      2,109      1,942
                                                      ========   ========   ========   =========   ========   ========


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                                                    WRL
                                                              WRL                 CLARION                 WRL
                                                         THIRD AVENUE           REAL ESTATE             MARSICO
                                                             VALUE              SECURITIES              GROWTH
                                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                      -------------------   -------------------   -------------------
                                                         DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                                      -------------------   -------------------   -------------------
                                                        2002       2001       2002       2001       2002       2001
                                                      --------   --------   --------   --------   --------   --------
OPERATIONS:
  Net investment income (loss).....................   $    358   $   (202)  $    145   $     96   $    (29)  $     (2)
  Net gain (loss) on investment securities.........     (6,438)     1,396       (407)       308     (1,185)      (284)
                                                      --------   --------   --------   --------   --------   --------
  Net increase (decrease) in net assets resulting
    from operations................................     (6,080)     1,194       (262)       404     (1,214)      (286)
                                                      --------   --------   --------   --------   --------   --------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     14,963     19,475     14,584      5,874      2,591      2,717
                                                      --------   --------   --------   --------   --------   --------
  Less cost of units redeemed:
    Administrative charges.........................      3,735      2,064      1,838        545        538        273
    Policy loans...................................        301        289         91        179          3          4
    Surrender benefits.............................      1,400        698        660        131        117         22
    Death benefits.................................        136          8         68          0          5          9
                                                      --------   --------   --------   --------   --------   --------
                                                         5,572      3,059      2,657        855        663        308
                                                      --------   --------   --------   --------   --------   --------
    Increase (decrease) in net assets from capital
      unit transactions............................      9,391     16,416     11,927      5,019      1,928      2,409
                                                      --------   --------   --------   --------   --------   --------
    Net increase (decrease) in net assets..........      3,311     17,610     11,665      5,423        714      2,123
  Depositor's equity contribution..................          0          0          0          0          0          0
NET ASSETS:
  Beginning of year................................     34,345     16,735      7,899      2,476      3,750      1,627
                                                      --------   --------   --------   --------   --------   --------
  End of year......................................   $ 37,656   $ 34,345   $ 19,564   $  7,899   $  4,464   $  3,750
                                                      ========   ========   ========   ========   ========   ========
UNIT ACTIVITY:
  Units outstanding - beginning of year............      2,296      1,177        693        239        428        158
  Units issued.....................................      2,107      2,223      2,043        945        863        552
  Units redeemed...................................     (1,521)    (1,104)    (1,065)      (491)      (597)      (282)
                                                      --------   --------   --------   --------   --------   --------
  Units outstanding - end of year..................      2,882      2,296      1,671        693        694        428
                                                      ========   ========   ========   ========   ========   ========


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                                                 WRL                 WRL
                                                             WRL            T. ROWE PRICE       T. ROWE PRICE
                                                        MUNDER NET50       DIVIDEND GROWTH        SMALL CAP
                                                         SUBACCOUNT          SUBACCOUNT          SUBACCOUNT
                                                      -----------------   -----------------   -----------------
                                                        DECEMBER 31,        DECEMBER 31,        DECEMBER 31,
                                                      -----------------   -----------------   -----------------
                                                       2002      2001      2002      2001      2002      2001
                                                      -------   -------   -------   -------   -------   -------
OPERATIONS:
  Net investment income (loss).....................   $   (19)  $    (7)  $   (15)  $   (19)  $   (61)  $   (35)
  Net gain (loss) on investment securities.........    (1,080)     (862)     (822)      (19)   (2,324)     (275)
                                                      -------   -------   -------   -------   -------   -------
  Net increase (decrease) in net assets resulting
    from operations................................    (1,099)     (869)     (837)      (38)   (2,385)     (310)
                                                      -------   -------   -------   -------   -------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     1,112     3,046     2,656     2,751     3,498     5,178
                                                      -------   -------   -------   -------   -------   -------
  Less cost of units redeemed:
    Administrative charges.........................       317       187       519       224       878       462
    Policy loans...................................         0        17        25         3        76        27
    Surrender benefits.............................        57        31        93        51       324       113
    Death benefits.................................         4         0         7         1         0         2
                                                      -------   -------   -------   -------   -------   -------
                                                          378       235       644       279     1,278       604
                                                      -------   -------   -------   -------   -------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................       734     2,811     2,012     2,472     2,220     4,574
                                                      -------   -------   -------   -------   -------   -------
    Net increase (decrease) in net assets..........      (365)    1,942     1,175     2,434      (165)    4,264
  Depositor's equity contribution..................         0         0         0         0         0         0
NET ASSETS:
  Beginning of year................................     2,804       862     3,419       985     6,832     2,568
                                                      -------   -------   -------   -------   -------   -------
  End of year......................................   $ 2,439   $ 2,804   $ 4,594   $ 3,419   $ 6,667   $ 6,832
                                                      =======   =======   =======   =======   =======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............       351        80       361        99       684       230
  Units issued.....................................       771       453       529       484     1,055       898
  Units redeemed...................................      (621)     (182)     (287)     (222)     (812)     (444)
                                                      -------   -------   -------   -------   -------   -------
  Units outstanding - end of year..................       501       351       603       361       927       684
                                                      =======   =======   =======   =======   =======   =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                              WRL                   WRL                  WRL
                                                            SALOMON                PBHG                DREYFUS
                                                            ALL CAP           MID CAP GROWTH           MID CAP
                                                          SUBACCOUNT            SUBACCOUNT            SUBACCOUNT
                                                      -------------------   -------------------   ------------------
                                                         DECEMBER 31,          DECEMBER 31,          DECEMBER 31,
                                                      -------------------   -------------------   ------------------
                                                        2002       2001       2002       2001       2002      2001
                                                      --------   --------   --------   --------   --------   -------
OPERATIONS:
  Net investment income (loss).....................   $     52   $    189   $   (258)  $   (288)  $    (77)  $    17
  Net gain (loss) on investment securities.........     (9,462)      (476)    (9,855)   (15,752)    (1,748)     (142)
                                                      --------   --------   --------   --------   --------   -------
  Net increase (decrease) in net assets resulting
    from operations................................     (9,410)      (287)   (10,113)   (16,040)    (1,825)     (125)
                                                      --------   --------   --------   --------   --------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     11,953     26,248      9,414     15,784      7,429     4,160
                                                      --------   --------   --------   --------   --------   -------
  Less cost of units redeemed:
    Administrative charges.........................      4,191      2,370      5,227      5,547        956       404
    Policy loans...................................        144        402        164        417         20        29
    Surrender benefits.............................        941        646        744        530        442        85
    Death benefits.................................        210         89         32         85         13         3
                                                      --------   --------   --------   --------   --------   -------
                                                         5,486      3,507      6,167      6,579      1,431       521
                                                      --------   --------   --------   --------   --------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................      6,467     22,741      3,247      9,205      5,998     3,639
                                                      --------   --------   --------   --------   --------   -------
    Net increase (decrease) in net assets..........     (2,943)    22,454     (6,866)    (6,835)     4,173     3,514
  Depositor's equity contribution..................          0          0          0          0          0         0
NET ASSETS:
  Beginning of year................................     30,526      8,072     32,867     39,702      5,325     1,811
                                                      --------   --------   --------   --------   --------   -------
  End of year......................................   $ 27,583   $ 30,526   $ 26,001   $ 32,867   $  9,498   $ 5,325
                                                      ========   ========   ========   ========   ========   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............      2,405        643      3,818      2,929        493       159
  Units issued.....................................      2,208      2,831      2,861      3,589      1,315       636
  Units redeemed...................................     (1,701)    (1,069)    (2,423)    (2,700)      (792)     (302)
                                                      --------   --------   --------   --------   --------   -------
  Units outstanding - end of year..................      2,912      2,405      4,256      3,818      1,016       493
                                                      ========   ========   ========   ========   ========   =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                                                  WRL                  WRL
                                                             WRL                 GREAT                GREAT
                                                         VALUE LINE           COMPANIES -          COMPANIES -
                                                      AGGRESSIVE GROWTH       AMERICA(SM)        TECHNOLOGY(SM)
                                                         SUBACCOUNT           SUBACCOUNT           SUBACCOUNT
                                                      -----------------   -------------------   -----------------
                                                        DECEMBER 31,         DECEMBER 31,         DECEMBER 31,
                                                      -----------------   -------------------   -----------------
                                                       2002      2001       2002       2001      2002      2001
                                                      -------   -------   --------   --------   -------   -------
OPERATIONS:
  Net investment income (loss).....................   $   (12)  $    (9)  $   (179)  $    (65)  $   (49)  $   (34)
  Net gain (loss) on investment securities.........      (349)      (98)    (6,671)    (1,083)   (2,774)   (1,814)
                                                      -------   -------   --------   --------   -------   -------
  Net increase (decrease) in net assets resulting
    from operations................................      (361)     (107)    (6,850)    (1,148)   (2,823)   (1,848)
                                                      -------   -------   --------   --------   -------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........       630       434     31,951     10,837     3,029     5,801
                                                      -------   -------   --------   --------   -------   -------
  Less cost of units redeemed:
    Administrative charges.........................       147        66      4,060      1,180       908       508
    Policy loans...................................        13        30        545        106         0        36
    Surrender benefits.............................        55         5        833        151       246        43
    Death benefits.................................         6        10         34        136         4         7
                                                      -------   -------   --------   --------   -------   -------
                                                          221       111      5,472      1,573     1,158       594
                                                      -------   -------   --------   --------   -------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................       409       323     26,479      9,264     1,871     5,207
                                                      -------   -------   --------   --------   -------   -------
    Net increase (decrease) in net assets..........        48       216     19,629      8,116      (952)    3,359
  Depositor's equity contribution..................         0         0          0          0         0         0
NET ASSETS:
  Beginning of year................................     1,283     1,067     16,607      8,491     6,147     2,788
                                                      -------   -------   --------   --------   -------   -------
  End of year......................................   $ 1,331   $ 1,283   $ 36,236   $ 16,607   $ 5,195   $ 6,147
                                                      =======   =======   ========   ========   =======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............       161       119      1,687        751     1,468       416
  Units issued.....................................       209       155      4,889      1,591     2,408     1,793
  Units redeemed...................................      (151)     (113)    (1,893)      (655)   (1,853)     (741)
                                                      -------   -------   --------   --------   -------   -------
  Units outstanding - end of year..................       219       161      4,683      1,687     2,023     1,468
                                                      =======   =======   ========   ========   =======   =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                             WRL                                     WRL
                                                            GREAT                WRL                 LKCM
                                                         COMPANIES-            GABELLI             CAPITAL
                                                          GLOBAL(2)         GLOBAL GROWTH           GROWTH
                                                         SUBACCOUNT           SUBACCOUNT          SUBACCOUNT
                                                      -----------------   ------------------   ----------------
                                                        DECEMBER 31,         DECEMBER 31,        DECEMBER 31,
                                                      -----------------   ------------------   ----------------
                                                       2002      2001       2002      2001      2002    2001(1)
                                                      -------   -------   --------   -------   ------   -------
OPERATIONS:
  Net investment income (loss).....................   $   (27)  $   (11)  $    (46)  $   (34)  $   (7)  $     0
  Net gain (loss) on investment securities.........      (771)      (79)    (1,674)     (399)    (659)       (7)
                                                      -------   -------   --------   -------   ------   -------
  Net increase (decrease) in net assets resulting
    from operations................................      (798)      (90)    (1,720)     (433)    (666)       (7)
                                                      -------   -------   --------   -------   ------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........     3,465     2,057      7,022     8,042      444     1,164
                                                      -------   -------   --------   -------   ------   -------
  Less cost of units redeemed:
    Administrative charges.........................       647       176      1,709       837      119        21
    Policy loans...................................        29        12         22        18        9         3
    Surrender benefits.............................       139        35        272        66       23         1
    Death benefits.................................         6         0         37        69        9         0
                                                      -------   -------   --------   -------   ------   -------
                                                          821       223      2,040       990      160        25
                                                      -------   -------   --------   -------   ------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................     2,644     1,834      4,982     7,052      284     1,139
                                                      -------   -------   --------   -------   ------   -------
    Net increase (decrease) in net assets..........     1,846     1,744      3,262     6,619     (382)    1,132
  Depositor's equity contribution..................         0         0          0         0        0        25
NET ASSETS:
  Beginning of year................................     2,238       494      7,590       971    1,157         0
                                                      -------   -------   --------   -------   ------   -------
  End of year......................................   $ 4,084   $ 2,238   $ 10,852   $ 7,590   $  775   $ 1,157
                                                      =======   =======   ========   =======   ======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............       319        58        939       107      180         0
  Units issued.....................................       861       434      1,351     1,191      424       211
  Units redeemed...................................      (432)     (173)      (671)     (359)    (333)      (31)
                                                      -------   -------   --------   -------   ------   -------
  Units outstanding - end of year..................       748       319      1,619       939      271       180
                                                      =======   =======   ========   =======   ======   =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                         WRL            WRL              WRL              WRL
                                                     CONSERVATIVE     MODERATE        MODERATELY       AGGRESSIVE
                                                        ASSET          ASSET       AGGRESSIVE ASSET      ASSET
                                                      ALLOCATION     ALLOCATION       ALLOCATION       ALLOCATION
                                                      SUBACCOUNT     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                     ------------   ------------   ----------------   ------------
                                                     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                     ------------   ------------   ----------------   ------------
                                                       2002(1)        2002(1)          2002(1)          2002(1)
                                                     ------------   ------------   ----------------   ------------
OPERATIONS:
  Net investment income (loss).....................    $   (13)       $   (30)         $   (38)         $   (19)
  Net gain (loss) on investment securities.........         41            (98)            (247)            (248)
                                                       -------        -------          -------          -------
  Net increase (decrease) in net assets resulting
    from operations................................         28           (128)            (285)            (267)
                                                       -------        -------          -------          -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      4,723         11,575           16,346            7,553
                                                       -------        -------          -------          -------
  Less cost of units redeemed:
    Administrative charges.........................        150            492              865              472
    Policy loans...................................         70             35                0                0
    Surrender benefits.............................        180            107              167               88
    Death benefits.................................          0             60                0                0
                                                       -------        -------          -------          -------
                                                           400            694            1,032              560
                                                       -------        -------          -------          -------
    Increase (decrease) in net assets from capital
      unit transactions............................      4,323         10,881           15,314            6,993
                                                       -------        -------          -------          -------
    Net increase (decrease) in net assets..........      4,351         10,753           15,029            6,726
  Depositor's equity contribution..................         25             25               25               25
NET ASSETS:
  Beginning of year................................          0              0                0                0
                                                       -------        -------          -------          -------
  End of year......................................    $ 4,376        $10,778          $15,054          $ 6,751
                                                       =======        =======          =======          =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............          0              0                0                0
  Units issued.....................................        633          1,478            2,083            1,011
  Units redeemed...................................       (149)          (247)            (305)            (180)
                                                       -------        -------          -------          -------
  Units outstanding - end of year..................        484          1,231            1,778              831
                                                       =======        =======          =======          =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                         WRL                             WRL
                                                        PIMCO           WRL          TRANSAMERICA         WRL
                                                        TOTAL          JANUS         CONVERTIBLE      TRANSAMERICA
                                                        RETURN        BALANCED        SECURITIES         EQUITY
                                                      SUBACCOUNT     SUBACCOUNT       SUBACCOUNT       SUBACCOUNT
                                                     ------------   ------------   ----------------   ------------
                                                     DECEMBER 31,   DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                     ------------   ------------   ----------------   ------------
                                                       2002(1)        2002(1)          2002(1)          2002(1)
                                                     ------------   ------------   ----------------   ------------
OPERATIONS:
  Net investment income (loss).....................    $   (28)       $    (6)         $    (1)         $    (8)
  Net gain (loss) on investment securities.........        332            (32)              (8)             (47)
                                                       -------        -------          -------          -------
  Net increase (decrease) in net assets resulting
    from operations................................        304            (38)              (9)             (55)
                                                       -------        -------          -------          -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      7,623          2,421              309            2,916
                                                       -------        -------          -------          -------
  Less cost of units redeemed:
    Administrative charges.........................        304             73               13               80
    Policy loans...................................        109              0                0                0
    Surrender benefits.............................        161              6                1               23
    Death benefits.................................          2             10                0                2
                                                       -------        -------          -------          -------
                                                           576             89               14              105
                                                       -------        -------          -------          -------
    Increase (decrease) in net assets from capital
      unit transactions............................      7,047          2,332              295            2,811
                                                       -------        -------          -------          -------
    Net increase (decrease) in net assets..........      7,351          2,294              286            2,756
  Depositor's equity contribution..................         25             25               25               25
NET ASSETS:
  Beginning of year................................          0              0                0                0
                                                       -------        -------          -------          -------
  End of year......................................    $ 7,376        $ 2,319          $   311          $ 2,781
                                                       =======        =======          =======          =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............          0              0                0                0
  Units issued.....................................        986            352               43              381
  Units redeemed...................................       (287)          (106)              (9)             (55)
                                                       -------        -------          -------          -------
  Units outstanding - end of year..................        699            246               34              326
                                                       =======        =======          =======          =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                                                            WRL
                                                           WRL                         TRANSAMERICA
                                                      TRANSAMERICA         WRL             U.S.
                                                         GROWTH          CAPITAL        GOVERNMENT
                                                      OPPORTUNITIES   GUARDIAN VALUE    SECURITIES
                                                       SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                      -------------   --------------   -------------
                                                      DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                      -------------   --------------   -------------
                                                         2002(1)         2002(1)          2002(1)
                                                      -------------   --------------   -------------
OPERATIONS:
  Net investment income (loss).....................      $    (2)        $     9          $     0
  Net gain (loss) on investment securities.........          (27)            (61)               6
                                                         -------         -------          -------
  Net increase (decrease) in net assets resulting
    from operations................................          (29)            (52)               6
                                                         -------         -------          -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........          599             217              195
                                                         -------         -------          -------
  Less cost of units redeemed:
    Administrative charges.........................           25               9                5
    Policy loans...................................            0               0                0
    Surrender benefits.............................           13               0                0
    Death benefits.................................            5               0                0
                                                         -------         -------          -------
                                                              43               9                5
                                                         -------         -------          -------
    Increase (decrease) in net assets from capital
      unit transactions............................          556             208              190
                                                         -------         -------          -------
    Net increase (decrease) in net assets..........          527             156              196
  Depositor's equity contribution..................           25              25               25
NET ASSETS:
  Beginning of year................................            0               0                0
                                                         -------         -------          -------
  End of year......................................      $   552         $   181          $   221
                                                         =======         =======          =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............            0               0                0
  Units issued.....................................           89              37               22
  Units redeemed...................................          (19)            (14)              (1)
                                                         -------         -------          -------
  Units outstanding - end of year..................           70              23               21
                                                         =======         =======          =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                                   WRL            WRL
                                                               J.P. MORGAN      CAPITAL
                                                                 ENHANCED       GUARDIAN
                                                                  INDEX       U.S. EQUITY
                                                                SUBACCOUNT     SUBACCOUNT
                                                               ------------   ------------
                                                               DECEMBER 31,   DECEMBER 31,
                                                               ------------   ------------
                                                                 2002(1)        2002(1)
                                                               ------------   ------------
OPERATIONS:
  Net investment income (loss)..............................     $     0        $     0
  Net gain (loss) on investment securities..................          (5)           (36)
                                                                 -------        -------
  Net increase (decrease) in net assets resulting from
    operations..............................................          (5)           (36)
                                                                 -------        -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)....................          33            160
                                                                 -------        -------
  Less cost of units redeemed:
    Administrative charges..................................           3              5
    Policy loans............................................           0              0
    Surrender benefits......................................           0              0
    Death benefits..........................................           0              0
                                                                 -------        -------
                                                                       3              5
                                                                 -------        -------
    Increase (decrease) in net assets from capital unit
      transactions..........................................          30            155
                                                                 -------        -------
    Net increase (decrease) in net assets...................          25            119
  Depositor's equity contribution...........................          25             25
NET ASSETS:
  Beginning of year.........................................           0              0
                                                                 -------        -------
  End of year...............................................     $    50        $   144
                                                                 =======        =======
UNIT ACTIVITY:
  Units outstanding - beginning of year.....................           0              0
  Units issued..............................................           6             27
  Units redeemed............................................           0             (9)
                                                                 -------        -------
  Units outstanding - end of year...........................           6             18
                                                                 =======        =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
STATEMENTS OF CHANGES IN NET ASSETS
FOR THE YEAR ENDED
(ALL AMOUNTS IN THOUSANDS)


                                                          FIDELITY VIP          FIDELITY VIP        FIDELITY VIP
                                                      GROWTH OPPORTUNITIES      CONTRAFUND(R)       EQUITY-INCOME
                                                           SUBACCOUNT            SUBACCOUNT          SUBACCOUNT
                                                      ---------------------   -----------------   -----------------
                                                          DECEMBER 31,          DECEMBER 31,        DECEMBER 31,
                                                      ---------------------   -----------------   -----------------
                                                        2002        2001       2002      2001      2002      2001
                                                      ---------   ---------   -------   -------   -------   -------
OPERATIONS:
  Net investment income (loss).....................    $    (3)    $    (6)   $   (23)  $    (9)  $    25   $    (8)
  Net gain (loss) on investment securities.........       (380)       (118)      (624)     (146)   (1,165)      (66)
                                                       -------     -------    -------   -------   -------   -------
  Net increase (decrease) in net assets resulting
    from operations................................       (383)       (124)      (647)     (155)   (1,140)      (74)
                                                       -------     -------    -------   -------   -------   -------
CAPITAL UNIT TRANSACTIONS:
  Proceeds from units sold (transferred)...........      1,196       1,100      4,843     2,727     4,084     4,211
                                                       -------     -------    -------   -------   -------   -------
  Less cost of units redeemed:
    Administrative charges.........................        301         117        762       249       738       225
    Policy loans...................................         18           9         40         0        12         0
    Surrender benefits.............................         39          15        171        18       186        31
    Death benefits.................................          7           0          6         0         2         0
                                                       -------     -------    -------   -------   -------   -------
                                                           365         141        979       267       938       256
                                                       -------     -------    -------   -------   -------   -------
    Increase (decrease) in net assets from capital
      unit transactions............................        831         959      3,864     2,460     3,146     3,955
                                                       -------     -------    -------   -------   -------   -------
    Net increase (decrease) in net assets..........        448         835      3,217     2,305     2,006     3,881
  Depositor's equity contribution..................          0           0          0         0         0       (27)
NET ASSETS:
  Beginning of year................................      1,397         562      3,335     1,030     4,161       307
                                                       -------     -------    -------   -------   -------   -------
  End of year......................................    $ 1,845     $ 1,397    $ 6,552   $ 3,335   $ 6,167   $ 4,161
                                                       =======     =======    =======   =======   =======   =======
UNIT ACTIVITY:
  Units outstanding - beginning of year............        193          66        410       110       403        28
  Units issued.....................................        307         242      1,039       504       679       571
  Units redeemed...................................       (171)       (115)      (551)     (204)     (354)     (196)
                                                       -------     -------    -------   -------   -------   -------
  Units outstanding - end of year..................        329         193        898       410       728       403
                                                       =======     =======    =======   =======   =======   =======


See accompanying notes.

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS
AT DECEMBER 31, 2002

NOTE 1 -- ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES


The WRL Series Life Account (the "Life Account"), was established as a variable life insurance separate account of Western Reserve Life Assurance Co. of Ohio ("WRL", or the "depositor") and is registered as a unit investment trust under the Investment Company Act of 1940, as amended. The Life Account contains forty-three investment options referred to as subaccounts. Each subaccount invests exclusively in a corresponding Portfolio (the "Portfolio") of a Series Fund, which collectively is referred to as the "Fund". The WRL Series Life Account contains four funds (collectively referred to as the "Funds"). Each fund is a registered management investment company under the Investment Company Act of 1940, as amended.


SUBACCOUNT INVESTMENT BY FUND:
-------------------------------
AEGON/TRANSAMERICA SERIES FUND, INC.
     Transamerica Money Market
     AEGON Bond
     Janus Growth
     Janus Global
     LKCM Strategic Total Return
     Van Kampen Emerging Growth
     Alger Aggressive Growth
     Federated Growth & Income
     Transamerica Value Balanced
     PBHG/NWQ Value Select
     American Century International
     GE U.S. Equity
     Third Avenue Value
     Clarion Real Estate Securities
     Marsico Growth
     Munder Net50
     T. Rowe Price Dividend Growth
     T. Rowe Price Small Cap
     Salomon All Cap
     PBHG Mid Cap Growth
     Dreyfus Mid Cap
     Value Line Aggressive Growth

     Great Companies - America(SM)


     Great Companies - Technology(SM)

AEGON/TRANSAMERICA SERIES FUND, INC. (CONTINUED)

     Great Companies - Global(2)

     Gabelli Global Growth
     LKCM Capital Growth
     Conservative Asset Allocation
     Moderate Assets Allocation
     Moderately Aggressive Asset Allocation
     Aggressive Asset Allocation
     PIMCO Total Return
     Janus Balanced
     Transamerica Convertible Securities
     Transamerica Equity
     Transamerica Growth Opportunities
     Capital Guardian Value

     Transamerica U.S. Government Securities

     J.P. Morgan Enhanced Index

     Capital Guardian U.S. Equity



VARIABLE INSURANCE PRODUCTS FUNDS (VIP) - SERVICE CLASS 2


     Fidelity VIP Growth Opportunities Portfolio


     Fidelity VIP Contrafund(R) Portfolio


     Fidelity VIP Equity-Income Portfolio



The following portfolio names have changed:



PORTFOLIO                     FORMERLY
---------                     --------
Transamerica Money Market     J.P. Morgan Money Market
PBHG/NWQ Value Select         NWQ Value Equity
American Century              International Equity
  International
Clarion Real Estate           J.P. Morgan Real Estate
  Securities                    Securities
Marsico Growth                Goldman Sachs Growth
PBHG Mid Cap Growth           Pilgrim Baxter Mid Cap
                                Growth
Fidelity VIP Growth           Fidelity VIP III Growth
  Opportunities Portfolio       Opportunities Portfolio -
                                Service Class 2
Fidelity VIP Contrafund(R)    Fidelity VIP II
  Portfolio                     Contrafund(R)
                                Portfolio - Service Class
                                2
Fidelity VIP Equity-Income    Fidelity VIP Equity-Income
  Portfolio                     Portfolio - Service Class
                                2

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 1 -- (CONTINUED)


In accordance with the shareholder approved agreements and plans of reorganization, the following mergers of the underlying funds occurred within 2002:



DATE     ACQUIRING FUND           ACQUIRED FUND
----     --------------           -------------
Mergers of portfolios within the AEGON/Transamerica
Series Fund, Inc.:

2/28/02  American Century         American Century
           International            International
           (formerly
           International Equity)

4/26/02  Transamerica Value       AEGON Balanced
           Balanced

4/26/02  Great Companies -        C.A.S.E. Growth
           American(SM)



The AEGON/Transamerica Series Fund, Inc. has entered into annually renewable investment advisory agreements for each Portfolio with AEGON/Transamerica Fund Advisers, Inc. ("ATFA") as investment adviser. Costs incurred in connection with the advisory services rendered by ATFA are paid by each Portfolio. ATFA has entered into sub-advisory agreements with various management companies ("Sub-Advisers"), some of which are affiliates of WRL. Each Sub-Adviser is compensated directly by ATFA. The other Fund has entered into participation agreements for each Portfolio with WRL.


Each period reported on within the financial statements reflects a full twelve month period except as follows:


SUBACCOUNT                                  INCEPTION DATE
----------                                  --------------
WRL Third Avenue Value                        01/02/1998
WRL Clarion Real Estate Securities            05/01/1998
WRL Marsico Growth                            07/01/1999
WRL Munder Net50                              07/01/1999
WRL T. Rowe Price Dividend Growth             07/01/1999
WRL T. Rowe Price Small Cap                   07/01/1999
WRL Salomon All Cap                           07/01/1999
WRL PBHG Mid Cap Growth                       07/01/1999
WRL Dreyfus Mid Cap                           07/01/1999
WRL Value Line Aggressive Growth              05/01/2000
WRL Great Companies - America(SM)             05/01/2000



SUBACCOUNT                                  INCEPTION DATE
----------                                  --------------
WRL Great Companies - Technology(SM)          05/01/2000
WRL Great Companies - Global(2)               09/01/2000
WRL Gabelli Global Growth                     09/01/2000
WRL LKCM Capital Growth                       02/05/2001
WRL Conservative Asset Allocation             05/01/2002
WRL Moderate Asset Allocation                 05/01/2002
WRL Moderately Aggressive Asset Allocation    05/01/2002
WRL Aggressive Asset Allocation               05/01/2002
WRL PIMCO Total Return                        05/01/2002
WRL Janus Balanced                            05/01/2002
WRL Transamerica Convertible Securities       05/01/2002
WRL Transamerica Equity                       05/01/2002
WRL Transamerica Growth Opportunities         05/01/2002
WRL Capital Guardian Value                    05/01/2002
WRL Transamerica U.S. Government
  Securities                                  05/01/2002
WRL J.P. Morgan Enhanced Index                05/01/2002
WRL Capital Guardian U.S. Equity              05/01/2002
Fidelity VIP Growth Opportunities             05/01/2000
Fidelity VIP Contrafund(R)                    05/01/2000
Fidelity VIP Equity-Income                    05/01/2000


On May 1, 2002, WRL made initial contributions totaling $325,000 to the Life Account. The respective amounts of the contributions and units received are as follows:


SUBACCOUNT                           CONTRIBUTION   UNITS
----------                           ------------   -----
WRL Conservative Asset Allocation      $ 25,000     2,500
WRL Moderate Asset Allocation            25,000     2,500
WRL Moderately Aggressive Asset
  Allocation                             25,000     2,500
WRL Aggressive Asset Allocation          25,000     2,500
WRL PIMCO Total Return                   25,000     2,500
WRL Janus Balanced                       25,000     2,500
WRL Transamerica Convertible
  Securities                           $ 25,000     2,500
WRL Transamerica Equity                  25,000     2,500
WRL Transamerica Growth
  Opportunities                          25,000     2,500
WRL Capital Guardian Value               25,000     2,500

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 1 -- (CONTINUED)



SUBACCOUNT                           CONTRIBUTION   UNITS
----------                           ------------   -----
WRL Transamerica U.S. Government
  Securities                             25,000     2,500
WRL J.P. Morgan Enhanced Index           25,000     2,500
WRL Capital Guardian U.S. Equity         25,000     2,500



The Life Account holds assets to support the benefits under certain flexible premium variable universal life insurance policies (the "Policies") issued by WRL. The Life Account's equity transactions are accounted for using the appropriate effective date at the corresponding accumulation unit value.


The following significant accounting policies, which are in conformity with accounting principles generally accepted in the United States, have been consistently applied in the preparation of the Life Account Financial Statements. The preparation of the Financial Statements required management to make estimates and assumptions that affect the reported amounts and disclosures. Actual results could differ from those estimates.

A.  VALUATION OF INVESTMENTS AND SECURITIES TRANSACTIONS

Investments in the Funds' shares are valued at the closing net asset value ("NAV") per share of the underlying Portfolio, as determined by the Funds. Investment transactions are accounted for on the trade date at the Portfolio NAV next determined after receipt of sale or redemption orders without sales charges. Dividend income and capital gains distributions are recorded on the ex-dividend date. The cost of investments sold is determined on a first-in, first-out basis.

B.  FEDERAL INCOME TAXES


The operations of the Life Account are a part of and are taxed with the total operations of WRL, which is taxed as a life insurance company under the Internal Revenue Code. Under the Internal Revenue Code law, the investment income of the Life Account, including realized and unrealized capital gains, is not taxable to WRL, as long as earnings are credited under the Policies. Accordingly, no provision for Federal income taxes has been made.



NOTE 2 -- EXPENSES AND RELATED PARTY TRANSACTIONS


Charges are assessed by WRL in connection with the issuance and administration of the Policies.

A.  POLICY CHARGES

Under some forms of the Policies, a sales charge and premium taxes are deducted by WRL prior to allocation of policy owner payments to the subaccounts. Contingent surrender charges may also apply.

Under all forms of the Policy, monthly charges against policy cash values are made to compensate WRL for costs of insurance provided.

B.  LIFE ACCOUNT CHARGES


A daily charge equal to an annual rate of .90% of average daily net assets is assessed to compensate WRL for assumption of mortality and expense risks in connection with issuance and administration of the Policies. This charge (not assessed at the individual contract level) effectively reduces the value of a unit outstanding during the year.


C.  RELATED PARTY TRANSACTIONS


ATFA is the investment adviser for the AEGON/Transamerica Series Fund, Inc. ("Fund"). The Fund has entered into annually renewable investment advisory agreements for each portfolio. The agreements provide for an advisory fee at the following annual rate to ATFA as a percentage of the average daily net assets of the portfolio.



PORTFOLIO                                    ADVISORY FEE
---------                                    ------------
Transamerica Money Market(1)                    0.35 %
AEGON Bond                                      0.45 %
Janus Growth                                    0.80 %
Janus Global                                    0.80 %
LKCM Strategic Total Return                     0.80 %
Van Kampen Emerging Growth                      0.80 %
Alger Aggressive Growth                         0.80 %
Federated Growth & Income                       0.75 %
Transamerica Value Balanced                     0.75 %
PBHG/NWQ Value Select                           0.80 %
American Century International(2)               1.00 %
GE U.S. Equity                                  0.80 %
Third Avenue Value                              0.80 %
Clarion Real Estate Securities                  0.80 %
Marsico Growth(3)                               0.90 %
Munder Net50                                    0.90 %
T. Rowe Price Dividend Growth(3)                0.90 %
T. Rowe Price Small Cap                         0.75 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 2 -- (CONTINUED)



PORTFOLIO                                    ADVISORY FEE
---------                                    ------------
Salomon All Cap(3)                              0.90 %
PBHG Mid Cap Growth(3)                          0.90 %
Dreyfus Mid Cap(4)                              0.85 %
Value Line Aggressive Growth                    0.80 %
Great Companies - America(SM)                   0.80 %
Great Companies - Technology(SM)                0.80 %
Great Companies - Global(2)                     0.80 %
Gabelli Global Growth(5)                        1.00 %
LKCM Capital Growth                             0.80 %
Conservative Asset Allocation                   0.10 %
Moderate Assets Allocation                      0.10 %
Moderately Aggressive Asset Allocation          0.10 %
Aggressive Asset Allocation                     0.10 %
PIMCO Total Return                              0.70 %
Janus Balanced(6)                               0.90 %
Transamerica Convertible Securities(7)          0.80 %
Transamerica Equity                             0.75 %
Transamerica Growth Opportunities               0.85 %
Capital Guardian Value(8)                       0.85 %
Transamerica US Government Securities           0.65 %
J.P. Morgan Enhanced Index                      0.75 %
Capital Guardian U.S. Equity(8)                 0.85 %



AEGON/Transamerica Fund Services, Inc. ("ATFS") provides the Fund with administrative and transfer agency services. ATFA and ATFS are wholly owned subsidiaries of WRL. WRL is an indirect wholly owned subsidiary of AEGON NV, a Netherlands corporation.

---------------


(1) On May 1, 2002 the advising fee for Transamerica Money Market was reduced from .40% to .35% of average daily net assets.



(2) AEGON/Transamerica Advisers receives compensation for its services at 1.00% for the first $50 million of the portfolio's average daily net assets; 0.95% of assets over $50 million up to $150 million; 0.90% of assets over $150 million up to $500 million; and 0.85% of assets in excess of $500 million.



(3) AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $100 million of the portfolio's average daily net assets; and 0.80% of assets in excess of $100 million.



(4) AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $100 million of the portfolio's average daily net assets; and 0.80% of assets in excess of $100 million.



(5) AEGON/Transamerica Advisers receives compensation for its services at 1.00% for the first $500 million of the portfolio's average daily net assets; 0.90% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.



(6) AEGON/Transamerica Advisers receives compensation for its services at 0.90% for the first $500 million of the portfolio's average daily net assets; and 0.85% of assets over $500 million up to $1 billion; and 0.80% of assets in excess of $1 billion.



(7) AEGON/Transamerica Advisers receives compensation for its services at 0.80% for the first $500 million of the portfolio's average daily net assets; and 0.70% of assets in excess of $500 million.



(8) AEGON/Transamerica Advisers receives compensation for its services at 0.85% for the first $300 million of the portfolio's average daily net assets; and 0.80% of assets over $300 million up to $500 million; and 0.775% of assets in excess of $500 million.


NOTE 3 -- DIVIDEND DISTRIBUTIONS

Dividends are not declared by the Life Account, since the increase in the value of the underlying investment in the Fund is reflected daily in the accumulation unit value used to calculate the equity value within the Life Account. Consequently, a dividend distribution by the underlying Fund does not change either the accumulation unit value or equity values within the Life Account.

NOTE 4 -- SECURITIES TRANSACTIONS

Securities transactions for the year ended December 31, 2002 are as follows (in thousands):


                                 PURCHASES       PROCEEDS
                                     OF         FROM SALES
SUBACCOUNT                       SECURITIES    OF SECURITIES
----------                      ------------   -------------
WRL Transamerica Money Market     $ 97,098       $ 85,845
WRL AEGON Bond                      24,986         11,904
WRL Janus Growth                    50,560         65,665
WRL Janus Global                    20,085         27,488
WRL LKCM Strategic Total
  Return                             5,930          8,751
WRL Van Kampen Emerging Growth      38,062         46,006
WRL Alger Aggressive Growth         35,295         32,146
WRL Federated Growth & Income       32,908          5,617
WRL Transamerica Value
  Balanced                          32,348          5,354
WRL PBHG/NWQ Value Select            7,341          3,411

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 4 -- (CONTINUED)



                                 PURCHASES       PROCEEDS
                                     OF         FROM SALES
SUBACCOUNT                       SECURITIES    OF SECURITIES
----------                      ------------   -------------
WRL American Century
  International                   $  4,252       $  2,245
WRL GE U.S. Equity                   5,577          3,080
WRL Third Avenue Value              15,644          5,301
WRL Clarion Real Estate
  Securities                        15,351          3,399
WRL Marsico Growth                   4,691          2,783
WRL Munder Net50                     3,239          2,516
WRL T. Rowe Price Dividend
  Growth                             2,926            931
WRL T. Rowe Price Small Cap          4,835          2,647
WRL Salomon All Cap                 10,992          4,340
WRL PBHG Mid Cap Growth              7,580          4,560
WRL Dreyfus Mid Cap                  9,088          3,155
WRL Value Line Aggressive
  Growth                               961            566
WRL Great Companies -
  America(SM)                       46,491          3,534
WRL Great Companies -
  Technology(SM)                     4,500          2,714
WRL Great
  Companies - Global(2)              3,394            773
WRL Gabelli Global Growth            5,555            577
WRL LKCM Capital Growth              1,448          1,169



                                 PURCHASES       PROCEEDS
                                     OF         FROM SALES
SUBACCOUNT                       SECURITIES    OF SECURITIES
----------                      ------------   -------------
WRL Conservative Asset
  Allocation                      $  4,753       $    564
WRL Moderate Asset Allocation       11,134            311
WRL Moderately Aggressive
  Asset Allocation                  15,464            221
WRL Aggressive Asset
  Allocation                         7,151            163
WRL PIMCO Total Return               8,312          1,264
WRL Janus Balanced                   3,027            615
WRL Transamerica Convertible
  Securities                           378             59
WRL Transamerica Equity              2,919            132
WRL Transamerica Growth
  Opportunities                        655             76
WRL Capital Guardian Value             338             96
WRL Transamerica U.S.
  Government Securities                226             11
WRL J.P. Morgan Enhanced Index          56              1
WRL Capital Guardian U.S.
  Equity                               245             65
Fidelity VIP Growth
  Opportunities                      1,253            417
Fidelity VIP Contrafund(R)           5,861          2,019
Fidelity VIP Equity - Income         4,169            887

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                     WRL TRANSAMERICA MONEY MARKET SUBACCOUNT
                                                               -----------------------------------------------------
                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                 2002        2001       2000       1999       1998
                                                               ---------   --------   --------   --------   --------
Accumulation unit value, beginning of year..................   $   18.95   $  18.39   $  17.49   $  16.83   $  16.13
                                                               ---------   --------   --------   --------   --------

  Income from operations:

    Net investment income (loss)............................        0.11       0.56       0.90       0.66       0.70

    Net realized and unrealized gain (loss) on investment...        0.00       0.00       0.00       0.00       0.00
                                                               ---------   --------   --------   --------   --------

      Net income (loss) from operations.....................        0.11       0.56       0.90       0.66       0.70
                                                               ---------   --------   --------   --------   --------

Accumulation unit value, end of year........................   $   19.06   $  18.95   $  18.39   $  17.49   $  16.83
                                                               =========   ========   ========   ========   ========

Total return................................................      0.54 %     3.05 %     5.17 %     3.92 %     4.36 %

Ratios and supplemental data:

  Net assets at end of period (in thousands)................   $  93,388   $ 82,417   $ 60,279   $ 56,070   $ 24,576

  Ratio of net investment income (loss) to average net
    assets..................................................      0.53 %     2.80 %     5.05 %     3.87 %     4.24 %

  Ratio of expenses to average net assets...................      0.90 %     0.90 %     0.90 %     0.90 %     0.90 %

                                                                             WRL AEGON BOND SUBACCOUNT
                                                               -----------------------------------------------------
                                                                                   DECEMBER 31,
                                                               -----------------------------------------------------
                                                                 2002        2001       2000       1999       1998
                                                               ---------   --------   --------   --------   --------
Accumulation unit value, beginning of year..................   $   25.91   $  24.19   $  22.01   $  22.89   $  21.12
                                                               ---------   --------   --------   --------   --------

  Income from operations:

    Net investment income (loss)............................        0.82      (0.06)      1.04       1.13       1.01

    Net realized and unrealized gain (loss) on investment...        1.51       1.78       1.14      (2.01)      0.76
                                                               ---------   --------   --------   --------   --------

      Net income (loss) from operations.....................        2.33       1.72       2.18      (0.88)      1.77
                                                               ---------   --------   --------   --------   --------

Accumulation unit value, end of year........................   $   28.24   $  25.91   $  24.19   $  22.01   $  22.89
                                                               =========   ========   ========   ========   ========

Total return................................................      8.99 %     7.11 %     9.90 %    (3.81)%     8.34 %
Ratios and supplemental data:

  Net assets at end of period (in thousands)................   $  61,311   $ 44,709   $ 25,935   $ 27,129   $ 24,934

  Ratio of net investment income (loss) to average net
    assets..................................................      3.03 %    (0.24)%     4.58 %     5.10 %     4.58 %

  Ratio of expenses to average net assets...................      0.90 %     0.90 %     0.90 %     0.90 %     0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                            WRL JANUS GROWTH SUBACCOUNT
                                                              -------------------------------------------------------
                                                                                   DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2002        2001       2000        1999        1998
                                                              ---------   --------   --------   ----------   --------
Accumulation unit value, beginning of year.................   $   73.01   $ 102.61   $ 145.70   $    92.07   $  56.48
                                                              ---------   --------   --------   ----------   --------

  Income from operations:

    Net investment income (loss)...........................       (0.53)     (0.73)     16.41        25.03       0.13

    Net realized and unrealized gain (loss) on
      investment...........................................      (21.78)    (28.87)    (59.50)       28.60      35.46
                                                              ---------   --------   --------   ----------   --------

      Net income (loss) from operations....................      (22.31)    (29.60)    (43.09)       53.63      35.59
                                                              ---------   --------   --------   ----------   --------

Accumulation unit value, end of year.......................   $   50.70   $  73.01   $ 102.61   $   145.70   $  92.07
                                                              =========   ========   ========   ==========   ========

Total return...............................................    (30.55)%   (28.85)%   (29.58)%      58.25 %    63.01 %
Ratios and supplemental data:

  Net assets at end of period (in thousands)...............   $ 474,008   $699,663   $961,015   $1,353,957   $798,027

  Ratio of net investment income (loss) to average net
    assets.................................................     (0.90)%    (0.90)%    11.75 %      22.67 %     0.19 %

  Ratio of expenses to average net assets..................      0.90 %     0.90 %     0.90 %       0.90 %     0.90 %


                                                                            WRL JANUS GLOBAL SUBACCOUNT
                                                              -------------------------------------------------------
                                                                                   DECEMBER 31,
                                                              -------------------------------------------------------
                                                                2002        2001       2000        1999        1998
                                                              ---------   --------   --------   ----------   --------
Accumulation unit value, beginning of year.................   $   24.31   $  31.79   $  38.91   $    22.94   $  17.80
                                                              ---------   --------   --------   ----------   --------

  Income from operations:

    Net investment income (loss)...........................        0.37       0.00       7.93         2.44       0.82

    Net realized and unrealized gain (loss) on
      investment...........................................       (6.86)     (7.48)    (15.05)       13.53       4.32
                                                              ---------   --------   --------   ----------   --------

      Net income (loss) from operations....................       (6.49)     (7.48)     (7.12)       15.97       5.14
                                                              ---------   --------   --------   ----------   --------

Accumulation unit value, end of year.......................   $   17.82   $  24.31   $  31.79   $    38.91   $  22.94
                                                              =========   ========   ========   ==========   ========

Total return...............................................    (26.69)%   (23.53)%   (18.28)%      69.58 %    28.86 %
Ratios and supplemental data:

  Net assets at end of period (in thousands)...............   $ 218,765   $313,912   $410,109   $  451,498   $233,256

  Ratio of net investment income (loss) to average net
    assets.................................................      1.78 %     0.01 %    20.55 %       9.07 %     3.92 %

  Ratio of expenses to average net assets..................      0.90 %     0.90 %     0.90 %       0.90 %     0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                   WRL LKCM STRATEGIC TOTAL RETURN SUBACCOUNT
                                                          ------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                          ------------------------------------------------------------
                                                             2002         2001         2000        1999        1998
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, beginning of year.............   $    21.10   $    21.77   $    22.82   $   20.55   $   18.91
                                                          ----------   ----------   ----------   ---------   ---------
  Income from operations:
    Net investment income (loss).......................         0.42        (0.09)        1.63        1.68        0.71
    Net realized and unrealized gain (loss) on
      investment.......................................        (2.81)       (0.58)       (2.68)       0.59        0.93
                                                          ----------   ----------   ----------   ---------   ---------
      Net income (loss) from operations................        (2.39)       (0.67)       (1.05)       2.27        1.64
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, end of year...................   $    18.71   $    21.10   $    21.77   $   22.82   $   20.55
                                                          ==========   ==========   ==========   =========   =========
Total return...........................................     (11.35)%      (3.06)%      (4.62)%     11.07 %      8.66 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)...........   $   79,810   $   95,331   $   98,466   $ 106,665   $  98,926
  Ratio of net investment income (loss) to average net
    assets.............................................       2.14 %      (0.44)%       7.43 %      7.93 %      3.67 %
  Ratio of expenses to average net assets..............       0.90 %       0.90 %       0.90 %      0.90 %      0.90 %


                                                                   WRL VAN KAMPEN EMERGING GROWTH SUBACCOUNT
                                                          ------------------------------------------------------------
                                                                                  DECEMBER 31,
                                                          ------------------------------------------------------------
                                                             2002         2001         2000        1999        1998
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, beginning of year.............   $    37.54   $    56.74   $    64.99   $   31.96   $   23.48
                                                          ----------   ----------   ----------   ---------   ---------
  Income from operations:
    Net investment income (loss).......................        (0.25)       (0.35)       16.83        9.32        0.91
    Net realized and unrealized gain (loss) on
      investment.......................................       (12.38)      (18.85)      (25.08)      23.71        7.57
                                                          ----------   ----------   ----------   ---------   ---------
      Net income (loss) from operations................       (12.63)      (19.20)       (8.25)      33.03        8.48
                                                          ----------   ----------   ----------   ---------   ---------
Accumulation unit value, end of year...................   $    24.91   $    37.54   $    56.74   $   64.99   $   31.96
                                                          ==========   ==========   ==========   =========   =========
Total return...........................................     (33.66)%     (33.83)%     (12.70)%    103.33 %     36.11 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)...........   $  250,959   $  386,903   $  580,202   $ 608,130   $ 262,665
  Ratio of net investment income (loss) to average net
    assets.............................................      (0.81)%      (0.82)%      23.62 %     23.19 %      3.44 %
  Ratio of expenses to average net assets..............       0.90 %       0.90 %       0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                   WRL ALGER AGGRESSIVE GROWTH SUBACCOUNT
                                                      ----------------------------------------------------------------
                                                                                DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                         2002          2001          2000         1999         1998
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, beginning of year.........   $     25.17   $     30.40   $    44.67   $    26.67   $    18.10
                                                      -----------   -----------   ----------   ----------   ----------
  Income from operations:
    Net investment income (loss)...................         (0.18)        (0.23)        4.76         4.90         1.33
    Net realized and unrealized gain (loss) on
      investment...................................         (8.62)        (5.00)      (19.03)       13.10         7.24
                                                      -----------   -----------   ----------   ----------   ----------
      Net income (loss) from operations............         (8.80)        (5.23)      (14.27)       18.00         8.57
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, end of year...............   $     16.37   $     25.17   $    30.40   $    44.67   $    26.67
                                                      ===========   ===========   ==========   ==========   ==========
Total return.......................................      (34.98)%      (17.20)%     (31.94)%      67.52 %      47.36 %
Ratios and supplemental data:
  Net assets at end of period (in thousands).......   $   164,857   $   248,752   $  280,172   $  354,178   $  177,857
  Ratio of net investment income (loss) to average
    net assets.....................................       (0.90)%       (0.90)%      11.65 %      15.54 %       6.20 %
  Ratio of expenses to average net assets..........        0.90 %        0.90 %       0.90 %       0.90 %       0.90 %


                                                                  WRL FEDERATED GROWTH & INCOME SUBACCOUNT
                                                      ----------------------------------------------------------------
                                                                                DECEMBER 31,
                                                      ----------------------------------------------------------------
                                                         2002          2001          2000         1999         1998
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, beginning of year.........   $     22.85   $     19.93   $    15.57   $    16.44   $    16.09
                                                      -----------   -----------   ----------   ----------   ----------
  Income from operations:
    Net investment income (loss)...................          1.20          0.21         0.85         1.05         0.77
    Net realized and unrealized gain (loss) on
      investment...................................         (1.19)         2.71         3.51        (1.92)       (0.42)
                                                      -----------   -----------   ----------   ----------   ----------
      Net income (loss) from operations............          0.01          2.92         4.36        (0.87)        0.35
                                                      -----------   -----------   ----------   ----------   ----------
Accumulation unit value, end of year...............   $     22.86   $     22.85   $    19.93   $    15.57   $    16.44
                                                      ===========   ===========   ==========   ==========   ==========
Total return.......................................        0.06 %       14.67 %      28.01 %      (5.31)%       2.13 %
Ratios and supplemental data:
  Net assets at end of period (in thousands).......   $    79,210   $    57,831   $   26,883   $   17,389   $   16,047
  Ratio of net investment income (loss) to average
    net assets.....................................        5.21 %        0.95 %       5.00 %       6.51 %       4.83 %
  Ratio of expenses to average net assets..........        0.90 %        0.90 %       0.90 %       0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED


                                                                     WRL TRANSAMERICA VALUE BALANCED SUBACCOUNT
                                                              --------------------------------------------------------
                                                                                    DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2002        2001        2000        1999       1998
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, beginning of year..................  $   18.47   $   18.19   $   15.66   $  16.74   $   15.60
                                                              ---------   ---------   ---------   --------   ---------
  Income from operations:
    Net investment income (loss)............................       0.47        0.10        1.20       0.41        1.58
    Net realized and unrealized gain (loss) on investment...      (3.17)       0.18        1.33      (1.49)      (0.44)
                                                              ---------   ---------   ---------   --------   ---------
      Net income (loss) from operations.....................      (2.70)       0.28        2.53      (1.08)       1.14
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, end of year........................  $   15.77   $   18.47   $   18.19   $  15.66   $   16.74
                                                              =========   =========   =========   ========   =========
Total return................................................   (14.59)%      1.54 %     16.16 %    (6.48)%      7.36 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................  $  55,762   $  41,934   $  34,213   $ 33,317   $  39,904
  Ratio of net investment income (loss) to average net
    assets..................................................     2.86 %      0.55 %      7.33 %     2.50 %      9.69 %
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %     0.90 %      0.90 %



                                                                        WRL PBHG/NWQ VALUE SELECT SUBACCOUNT
                                                              --------------------------------------------------------
                                                                                    DECEMBER 31,
                                                              --------------------------------------------------------
                                                                2002        2001        2000        1999       1998
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, beginning of year..................  $   15.64   $   16.07   $   14.08   $  13.16   $   13.94
                                                              ---------   ---------   ---------   --------   ---------
  Income from operations:
    Net investment income (loss)............................       0.19       (0.12)       0.23       0.20        0.95
    Net realized and unrealized gain (loss) on investment...      (2.53)      (0.31)       1.76       0.72       (1.73)
                                                              ---------   ---------   ---------   --------   ---------
      Net income (loss) from operations.....................      (2.34)      (0.43)       1.99       0.92       (0.78)
                                                              ---------   ---------   ---------   --------   ---------
Accumulation unit value, end of year........................  $   13.30   $   15.64   $   16.07   $  14.08   $   13.16
                                                              =========   =========   =========   ========   =========
Total return................................................   (14.98)%     (2.68)%     14.17 %     6.98 %     (5.63)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................  $  30,289   $  32,890   $  28,888   $ 26,678   $  26,083
  Ratio of net investment income (loss) to average net
    assets..................................................     1.28 %     (0.75)%      1.58 %     1.42 %      6.84 %
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %     0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                WRL AMERICAN CENTURY INTERNATIONAL SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2002         2001        2000        1999        1998
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $     9.43   $    12.43   $   14.76   $   11.92   $   10.65
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................        (0.05)        0.25        2.00        0.62       (0.09)
    Net realized and unrealized gain (loss) on
      investment......................................        (2.01)       (3.25)      (4.33)       2.22        1.36
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (2.06)       (3.00)      (2.33)       2.84        1.27
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $     7.37   $     9.43   $   12.43   $   14.76   $   11.92
                                                         ==========   ==========   =========   =========   =========
Total return..........................................     (21.89)%     (24.12)%    (15.75)%     23.84 %     11.84 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)..........   $    7,974   $    8,183   $   7,944   $   7,013   $   5,827
  Ratio of net investment income (loss) to average net
    assets............................................      (0.59)%       2.40 %     15.54 %      5.09 %     (0.81)%
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %

                                                                        WRL GE U.S. EQUITY SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2002         2001        2000        1999        1998
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    15.97   $    17.69   $   17.99   $   15.33   $   12.59
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................        (0.06)       (0.12)       0.68        1.38        0.73
    Net realized and unrealized gain (loss) on
      investment......................................        (3.21)       (1.60)      (0.98)       1.28        2.01
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (3.27)       (1.72)      (0.30)       2.66        2.74
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $    12.70   $    15.97   $   17.69   $   17.99   $   15.33
                                                         ==========   ==========   =========   =========   =========
Total return..........................................     (20.52)%      (9.69)%     (1.67)%     17.35 %     21.78 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)..........   $   26,774   $   31,020   $  29,771   $  26,416   $  14,084
  Ratio of net investment income (loss) to average net
    assets............................................      (0.44)%      (0.72)%      3.81 %      8.27 %      5.30 %
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED


                                                                      WRL THIRD AVENUE VALUE SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2002         2001        2000        1999       1998(1)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    14.96   $    14.22   $   10.59   $    9.23   $   10.00
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................         0.13        (0.11)       0.60        0.19       (0.05)
    Net realized and unrealized gain (loss) on
      investment......................................        (2.02)        0.85        3.03        1.17       (0.72)
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............        (1.89)        0.74        3.63        1.36       (0.77)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $    13.07   $    14.96   $   14.22   $   10.59   $    9.23
                                                         ==========   ==========   =========   =========   =========
Total return..........................................     (12.66)%       5.22 %     34.26 %     14.68 %     (7.67)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)..........   $   37,656   $   34,345   $  16,735   $   3,411   $   2,807
  Ratio of net investment income (loss) to average net
    assets............................................       0.92 %      (0.78)%      4.53 %      1.98 %     (0.52)%
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %



                                                                WRL CLARION REAL ESTATE SECURITIES SUBACCOUNT
                                                         -----------------------------------------------------------
                                                                                DECEMBER 31,
                                                         -----------------------------------------------------------
                                                            2002         2001        2000        1999       1998(1)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year............   $    11.40   $    10.36   $    8.06   $    8.46   $   10.00
                                                         ----------   ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)......................         0.12         0.21        0.10        0.07       (0.05)
    Net realized and unrealized gain (loss) on
      investment......................................         0.19         0.83        2.20       (0.47)      (1.49)
                                                         ----------   ----------   ---------   ---------   ---------
      Net income (loss) from operations...............         0.31         1.04        2.30       (0.40)      (1.54)
                                                         ----------   ----------   ---------   ---------   ---------
Accumulation unit value, end of year..................   $    11.71   $    11.40   $   10.36   $    8.06   $    8.46
                                                         ==========   ==========   =========   =========   =========
Total return..........................................       2.67 %      10.06 %     28.46 %     (4.63)%    (15.44)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)..........   $   19,564   $    7,899   $   2,476   $     627   $     709
  Ratio of net investment income (loss) to average net
    assets............................................       0.99 %       1.92 %      1.07 %      0.95 %     (0.90)%
  Ratio of expenses to average net assets.............       0.90 %       0.90 %      0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                       WRL MARSICO GROWTH SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                 2002        2001        2000       1999(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $    8.76   $   10.29   $   11.29   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................       (0.06)      (0.01)       0.06        (0.05)
    Net realized and unrealized gain (loss)
      on investment.........................................       (2.27)      (1.52)      (1.06)        1.34
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................       (2.33)      (1.53)      (1.00)        1.29
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $    6.43   $    8.76   $   10.29   $    11.29
                                                               =========   =========   =========   ==========
Total return................................................    (26.64)%    (14.86)%     (8.84)%      12.91 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   4,464   $   3,750   $   1,627   $      977
  Ratio of net investment income (loss) to
    average net assets......................................     (0.79)%     (0.08)%      0.59 %      (0.90)%
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %

                                                                        WRL MUNDER NET50 SUBACCOUNT
                                                               ----------------------------------------------
                                                                                  JUNE 30,
                                                               ----------------------------------------------
                                                                 2002        2001        2000       1999(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $    7.98   $   10.80   $   10.92   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................       (0.05)      (0.03)       0.22         0.76
    Net realized and unrealized gain (loss)
      on investment.........................................       (3.06)      (2.79)      (0.34)        0.16
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................       (3.11)      (2.82)      (0.12)        0.92
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $    4.87   $    7.98   $   10.80   $    10.92
                                                               =========   =========   =========   ==========
Total return................................................    (38.97)%    (26.09)%     (1.15)%       9.23 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   2,439   $   2,804   $     862   $      344
  Ratio of net investment income (loss) to
    average net assets......................................     (0.90)%     (0.29)%      2.00 %      15.66 %
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                     WRL T. ROWE PRICE DIVIDEND GROWTH
                                                                                 SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                 2002        2001        2000       1999(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $    9.48   $    9.98   $    9.16   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................       (0.03)      (0.08)      (0.04)       (0.04)
    Net realized and unrealized gain (loss)
      on investment.........................................       (1.83)      (0.42)       0.86        (0.80)
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................       (1.86)      (0.50)       0.82        (0.84)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $    7.62   $    9.48   $    9.98   $     9.16
                                                               =========   =========   =========   ==========
Total return................................................    (19.54)%     (5.02)%      8.89 %      (8.37)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   4,594   $   3,419   $     985   $      501
  Ratio of net investment income (loss) to
    average net assets......................................     (0.38)%     (0.90)%     (0.42)%      (0.90)%
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %

                                                                        WRL T. ROWE PRICE SMALL CAP
                                                                                 SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                 2002        2001        2000       1999(1)
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, beginning of year..................   $    9.99   $   11.17   $   12.31   $    10.00
                                                               ---------   ---------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................       (0.07)      (0.09)       0.04         0.41
    Net realized and unrealized gain (loss)
      on investment.........................................       (2.72)      (1.09)      (1.18)        1.90
                                                               ---------   ---------   ---------   ----------
      Net income (loss) from operations.....................       (2.79)      (1.18)      (1.14)        2.31
                                                               ---------   ---------   ---------   ----------
Accumulation unit value, end of year........................   $    7.20   $    9.99   $   11.17   $    12.31
                                                               =========   =========   =========   ==========
Total return................................................    (28.00)%    (10.52)%     (9.27)%      23.09 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   6,667   $   6,832   $   2,568   $      925
  Ratio of net investment income (loss) to
    average net assets......................................     (0.90)%     (0.90)%      0.29 %       8.13 %
  Ratio of expenses to average net assets...................      0.90 %      0.90 %      0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED


                                                                       WRL SALOMON ALL CAP SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                  2002        2001        2000       1999(1)
                                                               ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year..................   $    12.70   $   12.55   $   10.70   $   10.00
                                                               ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................         0.02        0.11        0.23        0.40
    Net realized and unrealized gain (loss)
      on investment.........................................        (3.25)       0.04        1.62        0.30
                                                               ----------   ---------   ---------   ---------
      Net income (loss) from operations.....................        (3.23)       0.15        1.85        0.70
                                                               ----------   ---------   ---------   ---------
Accumulation unit value, end of year........................   $     9.47   $   12.70   $   12.55   $   10.70
                                                               ==========   =========   =========   =========
Total return................................................     (25.39)%      1.18 %     17.24 %      7.02 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   27,583   $  30,526   $   8,072   $     383
  Ratio of net investment income (loss) to
    average net assets......................................       0.17 %      0.89 %      1.91 %      8.07 %
  Ratio of expenses to average net assets...................       0.90 %      0.90 %      0.90 %      0.90 %



                                                                     WRL PBHG MID CAP GROWTH SUBACCOUNT
                                                               ----------------------------------------------
                                                                                DECEMBER 31,
                                                               ----------------------------------------------
                                                                  2002        2001        2000       1999(1)
                                                               ----------   ---------   ---------   ---------
Accumulation unit value, beginning of year..................   $     8.61   $   13.56   $   15.98   $   10.00
                                                               ----------   ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.06)      (0.09)       0.04        0.04
    Net realized and unrealized gain (loss)
      on investment.........................................        (2.44)      (4.86)      (2.46)       5.94
                                                               ----------   ---------   ---------   ---------
      Net income (loss) from operations.....................        (2.50)      (4.95)      (2.42)       5.98
                                                               ----------   ---------   ---------   ---------
Accumulation unit value, end of year........................   $     6.11   $    8.61   $   13.56   $   15.98
                                                               ==========   =========   =========   =========
Total return................................................     (29.03)%    (36.50)%    (15.16)%     59.78 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   26,001   $  32,867   $  39,702   $   5,065
  Ratio of net investment income (loss) to
    average net assets......................................      (0.90)%     (0.90)%      0.25 %      0.62 %
  Ratio of expenses to average net assets...................       0.90 %      0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                       WRL DREYFUS MID CAP SUBACCOUNT
                                                               -----------------------------------------------
                                                                                DECEMBER 31,
                                                               -----------------------------------------------
                                                                  2002        2001         2000       1999(1)
                                                               ----------   ---------   ----------   ---------
Accumulation unit value, beginning of year..................   $    10.81   $   11.35   $    10.14   $   10.00
                                                               ----------   ---------   ----------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.09)       0.05         0.23       (0.04)
    Net realized and unrealized gain (loss)
      on investment.........................................        (1.37)      (0.59)        0.98        0.18
                                                               ----------   ---------   ----------   ---------
      Net income (loss) from operations.....................        (1.46)      (0.54)        1.21        0.14
                                                               ----------   ---------   ----------   ---------
Accumulation unit value, end of year........................   $     9.35   $   10.81   $    11.35   $   10.14
                                                               ==========   =========   ==========   =========
Total return................................................     (13.50)%     (4.80)%      11.91 %      1.44 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $    9,498   $   5,325   $    1,811   $     337
  Ratio of net investment income (loss) to
    average net assets......................................      (0.85)%      0.44 %       2.02 %     (0.90)%
  Ratio of expenses to average net assets...................       0.90 %      0.90 %       0.90 %      0.90 %

                                                                WRL VALUE LINE AGGRESSIVE GROWTH
                                                                           SUBACCOUNT
                                                               -----------------------------------
                                                                          DECEMBER 31,
                                                               -----------------------------------
                                                                  2002        2001       2000(1)
                                                               ----------   ---------   ----------
Accumulation unit value, beginning of year..................   $     7.97   $    8.98   $    10.00
                                                               ----------   ---------   ----------
  Income from operations:
    Net investment income (loss)............................        (0.06)      (0.07)       (0.06)
    Net realized and unrealized gain (loss) on investment...        (1.83)      (0.94)       (0.96)
                                                               ----------   ---------   ----------
      Net income (loss) from operations.....................        (1.89)      (1.01)       (1.02)
                                                               ----------   ---------   ----------
Accumulation unit value, end of year........................   $     6.08   $    7.97   $     8.98
                                                               ==========   =========   ==========
Total return................................................     (23.68)%    (11.21)%     (10.24)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $    1,331   $   1,283   $    1,067
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.90)%     (0.90)%      (0.90)%
  Ratio of expenses to average net assets...................       0.90 %      0.90 %       0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                               WRL
                                                                   GREAT COMPANIES-AMERICA(SM)
                                                                           SUBACCOUNT
                                                               -----------------------------------
                                                                          DECEMBER 31,
                                                               -----------------------------------
                                                                  2002         2001       2000(1)
                                                               ----------   ----------   ---------
Accumulation unit value, beginning of year..................   $     9.84   $    11.31   $   10.00
                                                               ----------   ----------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.05)       (0.05)      (0.06)
    Net realized and unrealized gain (loss) on investment...        (2.05)       (1.42)       1.37
                                                               ----------   ----------   ---------
      Net income (loss) from operations.....................        (2.10)       (1.47)       1.31
                                                               ----------   ----------   ---------
Accumulation unit value, end of year........................   $     7.74   $     9.84   $   11.31
                                                               ==========   ==========   =========
Total return................................................     (21.40)%     (12.98)%     13.12 %
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $   36,236   $   16,607   $   8,491
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.62)%      (0.56)%     (0.90)%
  Ratio of expenses to average net assets...................       0.90 %       0.90 %      0.90 %

                                                                               WRL
                                                                 GREAT COMPANIES-TECHNOLOGY(SM)
                                                                           SUBACCOUNT
                                                               -----------------------------------
                                                                          DECEMBER 31,
                                                               -----------------------------------
                                                                  2002         2001       2000(1)
                                                               ----------   ----------   ---------
Accumulation unit value, beginning of year..................   $     4.19   $     6.70   $   10.00
                                                               ----------   ----------   ---------
  Income from operations:
    Net investment income (loss)............................        (0.03)       (0.04)      (0.05)
    Net realized and unrealized gain (loss) on investment...        (1.59)       (2.47)      (3.25)
                                                               ----------   ----------   ---------
      Net income (loss) from operations.....................        (1.62)       (2.51)      (3.30)
                                                               ----------   ----------   ---------
Accumulation unit value, end of year........................   $     2.57   $     4.19   $    6.70
                                                               ==========   ==========   =========
Total return................................................     (38.67)%     (37.51)%    (33.01)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $    5,195   $    6,147   $   2,788
  Ratio of net investment income (loss) to average net
    assets..................................................      (0.90)%      (0.90)%     (0.90)%
  Ratio of expenses to average net assets...................       0.90 %       0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                                             WRL
                                                                  GREAT COMPANIES-GLOBAL(2)
                                                                         SUBACCOUNT
                                                              ---------------------------------
                                                                        DECEMBER 31,
                                                              ---------------------------------
                                                                2002        2001       2000(1)
                                                              ---------   ---------   ---------
Accumulation unit value, beginning of year..................  $    7.02   $    8.52   $   10.00
                                                              ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................      (0.05)      (0.06)      (0.03)
    Net realized and unrealized gain (loss) on investment...      (1.51)      (1.44)      (1.45)
                                                              ---------   ---------   ---------
      Net income (loss) from operations.....................      (1.56)      (1.50)      (1.48)
                                                              ---------   ---------   ---------
Accumulation unit value, end of year........................  $    5.46   $    7.02   $    8.52
                                                              =========   =========   =========
Total return................................................   (22.21)%    (17.58)%    (14.84)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................  $   4,084   $   2,238   $     494
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.85)%     (0.90)%     (0.90)%
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %


                                                                             WRL
                                                                           GABELLI
                                                                        GLOBAL GROWTH
                                                                         SUBACCOUNT
                                                              ---------------------------------
                                                                        DECEMBER 31,
                                                              ---------------------------------
                                                                2002        2001       2000(1)
                                                              ---------   ---------   ---------
Accumulation unit value, beginning of year..................  $    8.08   $    9.07   $   10.00
                                                              ---------   ---------   ---------
  Income from operations:
    Net investment income (loss)............................      (0.04)      (0.06)      (0.03)
    Net realized and unrealized gain (loss) on investment...      (1.34)      (0.93)      (0.90)
                                                              ---------   ---------   ---------
      Net income (loss) from operations.....................      (1.38)      (0.99)      (0.93)
                                                              ---------   ---------   ---------
Accumulation unit value, end of year........................  $    6.70   $    8.08   $    9.07
                                                              =========   =========   =========
Total return................................................   (17.05)%    (10.92)%     (9.27)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................  $  10,852   $   7,590   $     971
  Ratio of net investment income (loss) to average net
    assets..................................................    (0.49)%     (0.75)%     (0.90)%
  Ratio of expenses to average net assets...................     0.90 %      0.90 %      0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED


                                                         WRL                         WRL                WRL
                                                        LKCM                     CONSERVATIVE         MODERATE
                                                   CAPITAL GROWTH              ASSET ALLOCATION   ASSET ALLOCATION
                                                     SUBACCOUNT                   SUBACCOUNT         SUBACCOUNT
                                         -----------------------------------   ----------------   ----------------
                                                    DECEMBER 31,                 DECEMBER 31,       DECEMBER 31,
                                         -----------------------------------   ----------------   ----------------
                                               2002             2001(1)            2002(1)            2002(1)
                                         ----------------   ----------------   ----------------   ----------------
Accumulation unit value, beginning of
  year.................................  $           6.43   $          10.00   $          10.00   $          10.00
                                         ----------------   ----------------   ----------------   ----------------
  Income from operations:
    Net investment income (loss).......             (0.04)              0.00              (0.05)             (0.05)
    Net realized and unrealized gain
      (loss) on investment.............             (3.53)             (3.57)             (0.91)             (1.19)
                                         ----------------   ----------------   ----------------   ----------------
      Net income (loss) from
        operations.....................             (3.57)             (3.57)             (0.96)             (1.24)
                                         ----------------   ----------------   ----------------   ----------------
Accumulation unit value, end of year...  $           2.86   $           6.43   $           9.04   $           8.76
                                         ================   ================   ================   ================
Total return                                     (55.53)%   (35.70)%........            (9.65)%           (12.43)%
Ratios and supplemental data:
  Net assets at end of period (in
    thousands).........................  $            775   $          1,157   $          4,376   $         10,778
  Ratio of net investment income (loss)
    to average net assets..............           (0.90)%            (0.07)%            (0.90)%            (0.90)%
  Ratio of expenses to average net
    assets.............................            0.90 %             0.90 %             0.90 %             0.90 %

                                               WRL
                                            MODERATELY
                                            AGGRESSIVE
                                         ASSET ALLOCATION
                                            SUBACCOUNT
                                         ----------------
                                           DECEMBER 31,
                                         ----------------
                                             2002(1)
                                         ----------------
Accumulation unit value, beginning of
  year.................................  $          10.00
                                         ----------------
  Income from operations:
    Net investment income (loss).......             (0.05)
    Net realized and unrealized gain
      (loss) on investment.............             (1.48)
                                         ----------------
      Net income (loss) from
        operations.....................             (1.53)
                                         ----------------
Accumulation unit value, end of year...  $           8.47
                                         ================
Total return                                     (15.31)%
Ratios and supplemental data:
  Net assets at end of period (in
    thousands).........................  $         15,054
  Ratio of net investment income (loss)
    to average net assets..............           (0.90)%
  Ratio of expenses to average net
    assets.............................            0.90 %



                                                                                                        WRL
                                               WRL                WRL                               TRANSAMERICA
                                            AGGRESSIVE           PIMCO              JANUS           CONVERTIBLE
                                         ASSET ALLOCATION     TOTAL RETURN         BALANCED          SECURITIES
                                            SUBACCOUNT         SUBACCOUNT         SUBACCOUNT         SUBACCOUNT
                                         ----------------   ----------------   ----------------   ----------------
                                           DECEMBER 31,       DECEMBER 31,       DECEMBER 31,       DECEMBER 31,
                                         ----------------   ----------------   ----------------   ----------------
                                             2002(1)            2002(1)            2002(1)            2002(1)
                                         ----------------   ----------------   ----------------   ----------------
Accumulation unit value, beginning of
  year.................................  $          10.00   $          10.00   $          10.00   $          10.00
                                         ----------------   ----------------   ----------------
  Income from operations:
    Net investment income (loss).......             (0.05)             (0.06)             (0.05)             (0.05)
    Net realized and unrealized gain
      (loss) on investment.............             (1.83)              0.62              (0.52)             (0.69)
                                         ----------------   ----------------   ----------------
      Net income (loss) from
        operations.....................             (1.88)              0.56              (0.57)             (0.74)
                                         ----------------   ----------------   ----------------
Accumulation unit value, end of year...  $           8.12   $          10.56   $           9.43   $           9.26
                                         ================   ================   ================
Total return...........................          (18.79)%             5.56 %            (5.67)%            (7.36)%
Ratios and supplemental data:
  Net assets at end of period (in
    thousands).........................  $          6,751   $          7,376   $          2,319   $            311
  Ratio of net investment income (loss)
    to average net assets..............           (0.90)%            (0.90)%            (0.90)%            (0.90)%
  Ratio of expenses to average net
    assets.............................            0.90 %             0.90 %             0.90 %             0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED


                                                                                    WRL            WRL
                                                                    WRL        TRANSAMERICA      CAPITAL
                                                               TRANSAMERICA       GROWTH         GUARDIAN
                                                                  EQUITY       OPPORTUNITIES      VALUE
                                                                SUBACCOUNT      SUBACCOUNT      SUBACCOUNT
                                                               -------------   -------------   ------------
                                                               DECEMBER 31,    DECEMBER 31,    DECEMBER 31,
                                                               -------------   -------------   ------------
                                                                  2002(1)         2002(1)        2002(1)
                                                               -------------   -------------   ------------
Accumulation unit value, beginning of year..................   $       10.00   $       10.00   $      10.00
                                                               -------------   -------------   ------------
  Income from operations:
    Net investment income (loss)............................           (0.05)          (0.04)          0.39
    Net realized and unrealized gain (loss)
      on investment.........................................           (1.42)          (2.04)         (2.48)
                                                               -------------   -------------   ------------
      Net income (loss) from operations.....................           (1.47)          (2.08)         (2.09)
                                                               -------------   -------------   ------------
Accumulation unit value, end of year........................   $        8.53   $        7.92   $       7.91
                                                               =============   =============   ============
Total return................................................        (14.69)%        (20.84)%       (20.90)%
Ratios and supplemental data:
  Net assets at end of period (in thousands)................   $       2,781   $         552   $        181
  Ratio of net investment income (loss) to
    average net assets......................................         (0.90)%         (0.90)%         7.69 %
  Ratio of expenses to average net assets...................          0.90 %          0.90 %         0.90 %



                                                                     WRL              WRL            WRL
                                                                TRANSAMERICA      J.P. MORGAN      CAPITAL
                                                               U.S. GOVERNMENT     ENHANCED        GUARDIAN
                                                                 SECURITIES          INDEX       U.S. EQUITY
                                                                 SUBACCOUNT       SUBACCOUNT      SUBACCOUNT
                                                               ---------------   -------------   ------------
                                                                DECEMBER 31,     DECEMBER 31,    DECEMBER 31,
                                                               ---------------   -------------   ------------
                                                                   2002(1)          2002(1)        2002(1)
                                                               ---------------   -------------   ------------
Accumulation unit value, beginning of year..................   $         10.00   $       10.00   $      10.00
                                                               ---------------   -------------   ------------
  Income from operations:
    Net investment income (loss)............................              0.00           (0.02)         (0.01)
    Net realized and unrealized gain (loss) on investment...              0.47           (1.87)         (1.95)
                                                               ---------------   -------------   ------------
      Net income (loss) from operations.....................              0.47           (1.89)         (1.96)
                                                               ---------------   -------------   ------------
Accumulation unit value, end of year........................   $         10.47   $        8.11   $       8.04
                                                               ===============   =============   ============
Total return................................................            4.65 %        (18.85)%       (19.63)%
Ratios and supplemental data:
  Net assets at end of year (in thousands)..................   $           221   $          50   $        144
  Ratio of net investment income (loss) to average net
    assets..................................................            0.07 %         (0.32)%        (0.15)%
  Ratio of expenses to average net assets...................            0.90 %          0.90 %         0.90 %

WRL SERIES LIFE ACCOUNT
NOTES TO THE FINANCIAL STATEMENTS (CONTINUED)
AT DECEMBER 31, 2002

NOTE 5 -- FINANCIAL HIGHLIGHTS (CONTINUED)
FOR THE YEAR ENDED

                                                      FIDELITY VIP                          FIDELITY VIP
                                                  GROWTH OPPORTUNITIES                      CONTRAFUND(R)
                                                       SUBACCOUNT                            SUBACCOUNT
                                          ------------------------------------   -----------------------------------
                                                      DECEMBER 31,                          DECEMBER 31,
                                          ------------------------------------   -----------------------------------
                                             2002         2001       2000(1)        2002         2001       2000(1)
                                          ----------   ----------   ----------   ----------   ----------   ---------
Accumulation unit value, beginning of
  year.................................   $     7.25   $     8.56   $    10.00   $     8.14   $     9.38   $   10.00
                                          ----------   ----------   ----------   ----------   ----------   ---------
  Income from operations:
    Net investment income (loss).......        (0.01)       (0.05)       (0.06)       (0.03)       (0.04)      (0.06)
    Net realized and unrealized gain
      (loss) on investment.............        (1.64)       (1.26)       (1.38)       (0.82)       (1.20)      (0.56)
                                          ----------   ----------   ----------   ----------   ----------   ---------
      Net income (loss) from
         operations....................        (1.65)       (1.31)       (1.44)       (0.85)       (1.24)      (0.62)
                                          ----------   ----------   ----------   ----------   ----------   ---------
Accumulation unit value, end of year...   $     5.60   $     7.25   $     8.56   $     7.29   $     8.14   $    9.38
                                          ==========   ==========   ==========   ==========   ==========   =========
Total return...........................     (22.70)%     (15.40)%     (14.36)%     (10.41)%     (13.25)%     (6.16)%
Ratios and supplemental data:
  Net assets at end of period (in
    thousands).........................   $    1,845   $    1,397   $      562   $    6,552   $    3,335   $   1,030
  Ratio of net investment income (loss)
    to average net assets..............      (0.17)%      (0.65)%      (0.90)%      (0.43)%      (0.45)%     (0.90)%
  Ratio of expenses to average net
    assets.............................       0.90 %       0.90 %       0.90 %       0.90 %       0.90 %      0.90 %


                                                      FIDELITY VIP
                                                      EQUITY-INCOME
                                                       SUBACCOUNT
                                           -----------------------------------
                                                      DECEMBER 31,
                                           -----------------------------------
                                              2002         2001       2000(1)
                                           ----------   ----------   ---------
Accumulation unit value, beginning of
  year..................................   $    10.32   $    10.99   $   10.00
                                           ----------   ----------   ---------
  Income from operations:
    Net investment income (loss)........         0.04        (0.04)      (0.06)
    Net realized and unrealized gain
      (loss) on investment..............        (1.88)       (0.63)       1.05
                                           ----------   ----------   ---------
      Net income (loss) from
         operations.....................        (1.84)       (0.67)       0.99
                                           ----------   ----------   ---------
Accumulation unit value, end of year....   $     8.48   $    10.32   $   10.99
                                           ==========   ==========   =========
Total return............................     (17.89)%      (6.07)%      9.91 %
Ratios and supplemental data:
  Net assets at end of period (in
    thousands)..........................   $    6,167   $    4,161   $     307
  Ratio of net investment income (loss)
    to average net assets...............       0.46 %      (0.35)%     (0.90)%
  Ratio of expenses to average net
    assets..............................       0.90 %       0.90 %      0.90 %



Per unit information has been computed using average units outstanding throughout each period. Total return is not annualized for periods of less than one year. The ratio of net investment income (loss) to average net assets is annualized for periods of less than one year. The expense ratio considers only the expenses borne directly by the Life Account and excludes expenses incurred directly by the underlying funds.

                         REPORT OF INDEPENDENT AUDITORS



THE BOARD OF DIRECTORS
WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



We have audited the accompanying statutory-basis balance sheets of Western Reserve Life Assurance co. of Ohio (an indirect wholly-owned subsidiary of AEGON N.V.) as of December 31, 2002 and 2001, and the related statutory-basis statements of operations, changes in capital and surplus, and cash flow for each of the three years in the period ended December 31, 2002. Our audits also included the statutory-basis financial statement schedules required by Regulation S-X, Article 7. These financial statements and schedules are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements and schedules based on our audits.




We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.



As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, whose practices differ from accounting principles generally accepted in the United States. The variances between such practices and accounting principles generally accepted in the United States also are described in Note 1. The effects on the financial statements of these variances are not reasonably determinable but are presumed to be material.



In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with accounting principles generally accepted in the United States, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2002 and 2001, or the results of its operations or its cash flow for each of the three years in the period ended December 31, 2002.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Western Reserve Life Assurance Co. of Ohio at December 31, 2002 and 2001, and the results of its operations and its cash flow for each of the three years in the period ended December 31, 2002, in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio. Also, in our opinion, the related financial statement schedules, when considered in relation to the basic statutory-basis financial statements taken as a whole, present fairly in all material respects the information set forth therein.



As discussed in Note 2 to the financial statements, in 2002 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with Actuarial Guideline 39.



As discussed in Note 2 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed various accounting policies to be in accordance with the revised NAIC Accounting Practices and Procedures Manual, as adopted by the Insurance Department of the State of Ohio.



As discussed in Note 8 to the financial statements, in 2001 Western Reserve Life Assurance Co. of Ohio changed the method used to value universal life and variable universal life policies.



                                                            /S/ERNST & YOUNG LLP



DES MOINES, IOWA
FEBRUARY 14, 2003

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



                        BALANCE SHEETS - STATUTORY BASIS
                (Dollars in Thousands, Except per Share Amounts)



                                                                      DECEMBER 31
                                                                 2002              2001
                                                                 ----              ----
ADMITTED ASSETS
Cash and invested assets:
   Bonds                                                      $  312,147        $   78,489
   Common stocks:
      Affiliated entities (cost: 2002 and 2001 - $543)            16,649             5,903
      Other (cost: 2002 and 2001 - $302)                             302               472
   Mortgage loans on real estate                                  10,884            13,821
   Home office properties                                         42,654            43,520
   Cash and short-term investments                               405,560           141,080
   Policy loans                                                  275,938           285,178
   Other invested assets                                          18,881            19,558
                                                              ----------        ----------
Total cash and invested assets                                 1,083,015           588,021
Net deferred income taxes                                         22,784             8,444
Premiums deferred and uncollected                                  3,844             1,237
Receivable from parent, subsidiaries and affiliates                1,494                --
Accrued investment income                                          3,586             1,463
Cash surrender value of life insurance policies                   52,984            52,254
Other admitted assets                                              5,585             7,563
Separate account assets                                        6,501,089         8,093,342
                                                              ----------        ----------
Total admitted assets                                         $7,674,381        $8,752,324
                                                              ==========        ==========

                                                                                DECEMBER 31
                                                                          2002                2001
                                                                          ----                ----
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Aggregate reserves for policies and contracts:
      Life                                                            $   417,994         $   399,187
      Annuity                                                             728,193             336,587
   Life policy and contract claim reserves                                 12,974              14,358
   Liability for deposit-type contracts                                    12,724              15,754
   Other policyholders' funds                                                  56                  60
   Remittances and items not allocated                                     41,612              14,493
   Reinsurance in unauthorized companies                                    1,133                  --
   Federal and foreign income taxes payable                                29,649              26,150
   Transfers to separate account due or accrued                          (393,754)           (493,930)
   Asset valuation reserve                                                  9,604               4,299
   Interest maintenance reserve                                             3,459               4,861
   Funds held under coinsurance and other reinsurance treaties             34,726              40,227
   Payable to affiliate                                                        --                 645
   Other liabilities                                                       62,559              52,004
   Separate account liabilities                                         6,497,146           8,089,904
                                                                      -----------         -----------
Total liabilities                                                       7,458,075           8,504,599
Capital and surplus:
   Common stock, $1.00 par value, 3,000,000 shares authorized
      and 2,500,000 shares issued and outstanding                           2,500               2,500
   Paid-in surplus                                                        150,107             150,107
   Unassigned surplus                                                      63,699              95,118
                                                                      -----------         -----------
Total capital and surplus                                                 216,306             247,725
                                                                      -----------         -----------
Total liabilities and capital and surplus                             $ 7,674,381         $ 8,752,324
                                                                      ===========         ===========



See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



                   STATEMENTS OF OPERATIONS - STATUTORY BASIS
                             (Dollars in Thousands)



                                                                                 YEAR ENDED DECEMBER 31
                                                                     2002                2001                2000
                                                                     ----                ----                ----
Revenues:
   Premiums and other considerations, net of reinsurance:
         Life                                                    $   611,194         $   653,398         $   741,937
         Annuity                                                   1,131,849             625,117           1,554,430
   Net investment income                                              48,498              44,424              47,867
   Amortization of interest maintenance reserve                        1,080               1,440               1,656
   Commissions and expense allowances on
      reinsurance ceded                                               10,427             (10,789)              1,648
   Reserve adjustments on reinsurance ceded                           51,453              11,846              55,535
   Income from fees associated with
      investment management, administration
      and contract guarantees for separate accounts                   89,854             108,673             149,086
   Other income                                                        5,698               4,540               2,996
                                                                 -----------         -----------         -----------
                                                                   1,950,053           1,438,649           2,555,155
Benefits and expenses:
   Benefits paid or provided for:
      Life and accident and health                                    60,473              56,155              58,813
      Surrender benefits                                             816,174             800,264             888,060
      Other benefits                                                  40,010              57,032              47,855
      Increase (decrease) in aggregate reserves for
       policies and contracts:
         Life                                                         18,807              10,100              98,557
         Annuity                                                     384,817              48,217              (9,665)
         Other                                                            --                  --                  67
                                                                 -----------         -----------         -----------
                                                                   1,320,281             971,768           1,083,687
   Insurance expenses:
      Commissions                                                    167,582             176,023             316,337
      General insurance expenses                                     111,330             110,808             120,798
      Taxes, licenses and fees                                        20,571              18,714              23,193
      Net transfers to separate accounts                             344,773             216,797           1,068,213
      Other expenses                                                     507                 523                  --
                                                                 -----------         -----------         -----------
                                                                     644,763             522,865           1,528,541
                                                                 -----------         -----------         -----------
Total benefits and expenses                                        1,965,044           1,494,633           2,612,228
                                                                 -----------         -----------         -----------
Loss from operations before dividends to
   policyholders, federal income tax expense (benefit)
   and net realized capital gains (losses) on investments            (14,991)            (55,984)            (57,073)
Dividends to policyholders                                                33                  33                  36
                                                                 -----------         -----------         -----------
Loss from operations before federal income tax
   expense (benefit) and net realized capital
   gains (losses) on investments                                     (15,024)            (56,017)            (57,109)
Federal income tax expense (benefit)                                  (2,141)              3,500             (17,470)
                                                                 -----------         -----------         -----------
Loss from operations before net realized capital
   gains (losses) on investments                                     (12,883)            (59,517)            (39,639)
Net realized capital gains (losses) on investments
   (net of related federal income taxes and amounts
   transferred to interest maintenance reserve)                       (1,387)                100                (856)
                                                                 -----------
Net loss                                                         $   (14,270)        $   (59,417)        $   (40,495)
                                                                 ===========         ===========         ===========



See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



         STATEMENTS OF CHANGES IN CAPITAL AND SURPLUS - STATUTORY BASIS
                             (Dollars in Thousands)



                                                    TOTAL
                                                   COMMON         PAID-IN        UNASSIGNED       CAPITAL AND
                                                    STOCK         SURPLUS          SURPLUS          SURPLUS
                                                    -----         -------          -------          -------
Balance at January 1, 2000                          $2,500        $120,107        $ 62,309         $ 184,916
   Net loss                                             --              --         (40,495)          (40,495)
   Change in net unrealized
      capital gains and losses                          --              --           1,571             1,571
   Change in non-admitted assets                        --              --          (1,359)           (1,359)
   Change in asset valuation reserve                    --              --            (917)             (917)
   Change in surplus in separate accounts               --              --            (314)             (314)
   Settlement of prior period tax returns               --              --              30                30
   Tax benefits on stock options exercised              --              --           2,712             2,712
                                                    ------        --------        --------         ---------
Balance at December 31, 2000                         2,500         120,107          23,537           146,144
   Net loss                                             --              --         (59,417)          (59,417)
   Capital contribution                                 --          30,000              --            30,000
   Cumulative effect of change in
      accounting principles                             --              --          12,312            12,312
   Change in reserve on account of change
      in valuation basis                                --              --          11,609            11,609
   Change in net
      deferred income tax asset                         --              --         (11,733)          (11,733)
   Surplus effect of reinsurance transaction            --              --          11,851            11,851
   Change in net unrealized capital
      gains and losses                                  --              --          (1,281)           (1,281)
   Change in non-admitted assets                        --              --           9,076             9,076
   Change in asset valuation reserve                    --              --             427               427
   Change in surplus in separate accounts               --              --          97,374            97,374
   Tax benefits on stock options exercised              --              --           1,363             1,363
                                                    ------        --------        --------         ---------
Balance at December 31, 2001                         2,500         150,107          95,118           247,725
   Net loss                                             --              --         (14,270)          (14,270)
   Change in net unrealized capital
      gains and losses                                  --              --           7,352             7,352
   Change in non-admitted assets                        --              --         (14,715)          (14,715)
   Change in asset valuation reserve                    --              --          (5,305)           (5,305)
   Change in liability for reinsurance in
      unauthorized companies                            --              --          (1,133)           (1,133)
   Cumulative effect of change in
      accounting principles                             --              --          (6,789)           (6,789)
   Change in surplus in separate accounts               --              --          (1,072)           (1,072)
   Change in net deferred income tax asset              --              --          29,670            29,670
   Dividend to stockholder                              --              --         (24,000)          (24,000)
   Tax benefits on stock options exercised              --              --              28                28
   Surplus effect of reinsurance transaction            --              --          (1,185)           (1,185)
                                                    ------        --------        --------         ---------
Balance at December 31, 2002                        $2,500        $150,107        $ 63,699         $ 216,306
                                                    ======        ========        ========         =========



See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



                    STATEMENTS OF CASH FLOW - STATUTORY BASIS
                             (Dollars in Thousands)



                                                                        YEAR ENDED DECEMBER 31
                                                             2002                2001                2000
                                                             ----                ----                ----
OPERATING ACTIVITIES
Premiums and other considerations,
   net of reinsurance                                    $ 1,740,602         $ 1,277,856         $ 2,294,042
Allowances and reserve adjustments
   on reinsurance ceded                                       62,205              12,908              57,183
Investment income received                                    47,685              45,355              51,583
Other income received                                          5,701               4,550               4,429
Life and accident and health claims paid                     (61,728)            (55,303)            (55,030)
Surrender benefits and other fund
   withdrawals paid                                         (816,240)           (800,321)           (888,060)
Annuity and other benefits paid to policyholders             (39,622)            (56,598)            (42,060)
Commissions, other expenses and taxes paid                  (292,451)           (312,557)           (456,568)
Net transfers to separate accounts                          (156,123)            (27,317)           (935,755)
Dividends paid to policyholders                                  (34)                (33)                (35)
Federal income taxes received (paid)                           5,668              46,560              (8,236)
Other                                                           (678)             (2,331)             (1,145)
                                                         -----------         -----------         -----------
Net cash provided by operating activities                    494,985             132,769              20,348

INVESTING ACTIVITIES
Proceeds from investments sold,
 matured or repaid:
   Bonds                                                     487,270              29,163              45,079
   Stocks                                                        100                  --                  --
   Mortgage loans on real estate                               3,288                 282                 227
   Other invested assets                                           7                  --                  --
   Miscellaneous proceeds                                        102                  --                  --
                                                         -----------         -----------         -----------
Total investment proceeds                                    490,767              29,445              45,306
Income taxes paid on net realized
   capital gains (losses)                                         26                (170)                345
                                                         -----------         -----------         -----------
Net proceeds from sales, maturities,
   or repayments of investments                              490,793              29,275              45,651
Cost of investments acquired:
   Bonds                                                    (723,455)            (14,445)            (18,005)
   Stocks                                                       (100)               (300)                 --
   Mortgage loans on real estate                                  --                  --              (5,003)
   Real estate                                                    (6)                (13)               (108)
   Other invested assets                                      (2,902)            (12,394)            (11,203)
                                                         -----------         -----------         -----------
Total cost of investments acquired                          (726,463)            (27,152)            (34,319)
Net decrease (increase) in policy loans                        9,239                (843)           (101,360)
                                                         -----------         -----------         -----------
Net cost of investments acquired                            (717,224)            (27,995)           (135,679)
                                                         -----------         -----------         -----------
Net cash provided by (used in) investing activities         (226,431)              1,280             (90,028)

FINANCING AND MISCELLANEOUS ACTIVITIES
Other cash provided:
   Capital and surplus paid in                                    --              30,000                  --
   Borrowed money                                                 --             (71,400)             54,300
   Deposits and deposit-type contract
      funds and other liabilities without
      life or disability contingencies                         9,703              23,298                  --
   Other sources                                              33,122              45,631              27,815
                                                         -----------         -----------         -----------
Total cash provided                                           42,825              27,529              82,115

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



                                                                        YEAR ENDED DECEMBER 31
                                                               2002              2001             2000
                                                               ----              ----             ----
FINANCING AND MISCELLANEOUS ACTIVITIES (CONTINUED)
Other cash applied:
   Dividends paid to stockholder                            $ (24,000)        $      --         $     --
   Withdrawals on deposit-type contract
      funds and other liabilities without
      life or disability contingencies                        (13,301)          (17,990)              --
   Other applications, net                                     (9,598)          (27,973)         (10,902)
                                                            ---------         ---------         --------
Total other cash applied                                      (46,899)          (45,963)         (10,902)
                                                            ---------         ---------         --------
Net cash provided by (used in) financing
   and miscellaneous activities                                (4,074)          (18,434)          71,213
                                                            ---------         ---------         --------
Net increase in cash and short-term investments               264,480           115,615            1,533
Cash and short-term investments at beginning of year          141,080            25,465           23,932
                                                            ---------         ---------         --------
Cash and short-term investments at end of year              $ 405,560         $ 141,080         $ 25,465
                                                            =========         =========         ========



See accompanying notes.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



                 NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS
                             (Dollars in Thousands)



                                DECEMBER 31, 2002



1.    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES



ORGANIZATION



Western Reserve Life Assurance Co. of Ohio (the Company) is a stock life insurance company and is a wholly owned subsidiary of First AUSA Life Insurance Company which, in turn, is an indirect, wholly owned subsidiary of AEGON USA, Inc. (AEGON). AEGON is an indirect, wholly owned subsidiary of AEGON N.V., a holding company organized under the laws of The Netherlands.



NATURE OF BUSINESS



The Company operates predominantly in the variable universal life and variable annuity areas of the life insurance business. The Company is licensed in 49 states, District of Columbia, Puerto Rico and Guam. Sales of the Company's products are through financial planners, independent representatives, financial institutions and stockbrokers. The majority of the Company's new life insurance written and a portion of new annuities written are done through an affiliated marketing organization.



BASIS OF PRESENTATION



The preparation of financial statements of insurance companies requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Such estimates and assumptions could change in the future as more information becomes known, which could impact the amounts reported and disclosed herein.



The accompanying financial statements have been prepared in conformity with accounting practices prescribed or permitted by the Insurance Department of the State of Ohio, which practices differ from accounting principles generally accepted in the United States (GAAP). The more significant variances from GAAP are:



      Investments: Investments in bonds and mandatory redeemable preferred stocks are reported at amortized cost or market value based on their rating by the National Association of Insurance Commissioners (NAIC); for GAAP, such fixed maturity investments would be designated at purchase as held-to-maturity, trading, or available-for-sale. Held-to-maturity fixed investments would be reported at amortized cost, and

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



1.    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



      the remaining fixed maturity investments would be reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of capital and surplus for those designated as available-for-sale.



      All single class and multi-class mortgage-backed/asset-backed securities (e.g., CMOs) are adjusted for the effects of changes in prepayment assumptions on the related accretion of discount or amortization of premium of such securities using either the retrospective or prospective methods. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the undiscounted estimated future cash flows. Prior to April 1, 2001 under GAAP, changes in prepayment assumptions were accounted for in the same manner. Effective April 1, 2001 for GAAP purposes, all securities, purchased or retained, that represent beneficial interests in securitized assets, other than high credit quality securities, are adjusted using the prospective method when there is a change in estimated future cash flows. If it is determined that a decline in fair value is other than temporary, the cost basis of the security is written down to the discounted fair value. If high credit quality securities are adjusted, the retrospective method is used.



      Valuation allowances, if necessary, are established for mortgage loans based on the difference between the net value of the collateral, determined as the fair value of the collateral less estimated costs to obtain and sell, and the recorded investment in the mortgage loan. Under GAAP, such allowances are based on the present value of expected future cash flows discounted at the loan's effective interest rate or, if foreclosure is probable, on the estimated fair value of the collateral.



      The initial valuation allowance and subsequent changes in the allowance for mortgage loans as a result of a temporary impairment are charged or credited directly to unassigned surplus, rather than being included as a component of earnings as would be required under GAAP.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



1.    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



      Valuation Reserves: Under a formula prescribed by the NAIC, the Company defers the portion of realized capital gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the bond or mortgage loan. That net deferral is reported as the "interest maintenance reserve"
      (IMR) in the accompanying balance sheets. Realized capital gains and losses are reported in income net of federal income tax and transfers to the IMR. Under GAAP, realized capital gains and losses would be reported in the income statement on a pretax basis in the period that the assets giving rise to the gains or losses are sold.



      The "asset valuation reserve" (AVR) provides a valuation allowance for invested assets. The AVR is determined by an NAIC prescribed formula with changes reflected directly in unassigned surplus; AVR is not recognized for GAAP.



      Subsidiaries: The accounts and operations of the Company's subsidiaries are not consolidated with the accounts and operations of the Company as would be required under GAAP.



      Policy Acquisition Costs: The costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to traditional life insurance and certain long-duration accident and health insurance, to the extent recoverable from future policy revenues, would be deferred and amortized over the premium-paying period of the related policies using assumptions consistent with those used in computing policy benefit reserves; for universal life insurance and investment products, to the extent recoverable from future gross profits, deferred policy acquisition costs are amortized generally in proportion to the present value of expected gross profits from surrender charges and investment, mortality, and expense margins.



      Nonadmitted Assets: Certain assets designated as "nonadmitted" are excluded from the accompanying balance sheets and are charged directly to unassigned surplus. Under GAAP, such assets are included in the balance sheets.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



1.    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



      Universal Life and Annuity Policies: Subsequent to January 1, 2001, revenues for universal life and annuity policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. Premiums received and benefits incurred for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and credited directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, all revenues for universal life and annuity policies consist of the entire premium received and benefits incurred represent the total of death benefits paid and the change in policy reserves. Under GAAP, premiums received in excess of policy charges would not be recognized as premium revenue and benefits would represent the excess of benefits paid over the policy account value and interest credited to the account values.



      Benefit Reserves: Certain policy reserves are calculated based on statutorily required interest and mortality assumptions rather than on estimated expected experience or actual account balances as would be required under GAAP.



      Reinsurance: A liability for reinsurance balances has been provided for unsecured policy reserves ceded to reinsurers not authorized to assume such business. Changes to those amounts are credited or charged directly to unassigned surplus. Under GAAP, an allowance for amounts deemed uncollectible would be established through a charge to earnings.



      Policy and contract liabilities ceded to reinsurers have been reported as reductions of the related reserves rather than as assets as would be required under GAAP.



      Commissions allowed by reinsurers on business ceded are reported as income when received rather than being deferred and amortized with deferred policy acquisition costs as required under GAAP.



      Deferred Income Taxes: Effective January 1, 2001, deferred tax assets are limited to 1) the amount of federal income taxes paid in prior years that can be recovered through loss carrybacks for existing temporary differences that reverse by the end of the subsequent calendar year, plus
      2) the lesser of the remaining gross deferred tax assets expected to be realized within one year of the balance sheet date or 10% of capital and surplus excluding any net deferred tax assets, EDP equipment and operating software and any net positive goodwill, plus 3) the amount of remaining gross deferred tax assets

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



1.    ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



      that can be offset against existing gross deferred tax liabilities. The remaining deferred tax assets are nonadmitted. Deferred taxes do not include amounts for state taxes. Under GAAP, state taxes are included in the computation of deferred taxes, a deferred tax asset is recorded for the amount of gross deferred tax assets expected to be realized in future years, and a valuation allowance is established for deferred tax assets not expected to be realizable.



      Statements of Cash Flow: Cash, cash equivalents, and short-term investments in the statements of cash flow represent cash balances and investments with initial maturities of one year of less. Under GAAP, the corresponding caption of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.



The effects of these variances have not been determined by the Company, but are presumed to be material.



INVESTMENTS



Investments in bonds (except those to which the Securities Valuation Office of the NAIC has ascribed a value), mortgage loans on real estate and short-term investments are reported at cost adjusted for amortization of premiums and accrual of discounts. Amortization is computed using methods which result in a level yield over the expected life of the investment. The Company reviews its prepayment assumptions on mortgage and other asset-backed securities at regular intervals and adjusts amortization rates retrospectively when such assumptions are changed due to experience and/or expected future patterns. Common stocks of unaffiliated companies are carried at market, and the related unrealized capital gains or losses are reported in unassigned surplus. Common stocks of the Company's wholly owned affiliates are recorded at the GAAP basis equity in net assets. Home office properties are reported at cost less allowances for depreciation. Depreciation is computed principally by the straight-line method. Policy loans are reported at unpaid principal. Other invested assets consist principally of investments in various joint ventures and are recorded at equity in underlying net assets. Other "admitted assets" are valued principally at cost.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



Realized capital gains and losses are determined on the basis of specific identification and are recorded net of related federal income taxes. The Asset Valuation Reserve (AVR) is established by the Company to provide for potential losses in the event of default by issuers of certain invested assets. These amounts are determined using a formula prescribed by the NAIC and are reported as a liability. The formula for the AVR provides for a corresponding adjustment for realized gains and losses.



The carrying values of all investments are reviewed on an ongoing basis for credit deterioration. If this review indicates a decline in market value that is other than temporary, the carrying value of the investment is reduced to its estimated realizable value, or fair value, and a specific writedown is taken. Such reductions in carrying value are recognized as realized losses on investments.



Under a formula prescribed by the NAIC, the Company defers, in the Interest Maintenance Reserve (IMR), the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the security.



During 2002, 2001, and 2000, net realized capital gains (losses) of $(322), $367, and $(276), respectively, were credited to the IMR rather than being immediately recognized in the statements of operations. Amortization of these net gains aggregated $1,080, $1,440, and $1,656, for the years ended December 31, 2002, 2001, and 2000, respectively.



Interest income is recognized on an accrual basis. The Company does not accrue income on bonds in default, mortgage loans on real estate in default and/or foreclosure or which are delinquent more than twelve months, or real estate where rent is in arrears for more than three months. Further, income is not accrued when collection is uncertain. No investment income due and accrued has been excluded for the years ended December 31, 2002, 2001, and 2000, with respect to such practices.



PREMIUMS AND ANNUITY CONSIDERATIONS



Subsequent to January 1, 2001, revenues for policies with mortality or morbidity risk (including annuities with purchase rate guarantees) consist of the entire premium received and benefits incurred represent the total of surrender and death benefits paid and the change in policy reserves. These revenues are recognized when due. Premiums

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



received and benefits paid for annuity policies without mortality or morbidity risk are recorded using deposit accounting, and recorded directly to an appropriate policy reserve account, without recognizing premium income or benefits paid. Prior to January 1, 2001, life, annuity, accident and health premiums were recognized as revenue when due.



AGGREGATE RESERVES FOR POLICIES



Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum required by law.



Tabular interest, tabular less actual reserves released, and tabular cost have been determined by formula. Tabular interest on funds not involving life contingencies has also been determined by formula.



The aggregate policy reserves for life insurance policies are based principally upon the 1941, 1958, and 1980 Commissioners' Standard Ordinary Mortality Tables. The reserves are calculated using interest rates ranging from 2.25 to 5.50 percent and are computed principally on the Net Level Premium Valuation and the Commissioners' Reserve Valuation Methods. Reserves for universal life policies are based on account balances adjusted for the Commissioners' Reserve Valuation Method.



Deferred annuity reserves are calculated according to the Commissioners' Annuity Reserve Valuation Method including excess interest reserves to cover situations where the future interest guarantees plus the decrease in surrender charges are in excess of the maximum valuation rates of interest. Reserves for immediate annuities and supplementary contracts with life contingencies are equal to the present value of future payments assuming interest rates ranging from 4.00 to
11.25 percent and mortality rates, where appropriate, from a variety of tables.



REINSURANCE



Coinsurance premiums, commissions, expense reimbursements, and reserves related to reinsured business are accounted for on bases consistent with those used in accounting for the original policies and the terms of the reinsurance contracts. Gains associated with reinsurance of inforce blocks of business are included in unassigned surplus and will be amortized into income over the estimated life of the policies. Premiums ceded and

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



recoverable losses have been reported as a reduction of premium income and benefits, respectively.



POLICY AND CONTRACT CLAIM RESERVES



Claim reserves represent the estimated accrued liability for claims reported to the Company and claims incurred but not yet reported through the statement date. These reserves are estimated using either individual case-basis valuations or statistical analysis techniques. These estimates are subject to the effects of trends in claim severity and frequency. The estimates are continually reviewed and adjusted as necessary as experience develops or new information becomes available.



SEPARATE ACCOUNTS



Assets held in trust for purchases of variable universal life and variable annuity contracts and the Company's corresponding obligation to the contract owners are shown separately in the balance sheets. The assets in the separate accounts are valued at market. Income and gains and losses with respect to the assets in the separate accounts accrue to the benefit of the policyholders and, accordingly, the operations of the separate accounts are not included in the accompanying financial statements.



The investment risks associated with market value changes of the separate accounts are borne entirely by the policyholders. The Company received variable contract premiums of $1,335,079, $1,208,884, and $2,336,299 in 2002, 2001, and
2000, respectively. All variable account contracts are subject to discretionary withdrawal by the policyholder at the market value of the underlying assets less the current surrender charge. Separate account contract holders have no claim against the assets of the general account.



STOCK OPTION PLAN



AEGON N.V. sponsors a stock option plan that includes eligible employees of the Company. Pursuant to the plan, the option price at the date of grant is equal to the market value of the stock. Under statutory accounting principles, the Company does not record any expense related to this plan. However, the Company is allowed to record a deduction in the consolidated tax return filed by the Company and certain affiliates. The tax benefit of this deduction has been credited directly to unassigned surplus.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO




           NOTES TO FINANCIAL STATEMENTS - STATUTORY BASIS (CONTINUED)
                             (Dollars in Thousands)



1.       ORGANIZATION AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)



RECLASSIFICATIONS



Certain reclassifications have been made to the 2001 and 2000 financial statements to conform to the 2002 presentation.



2.       ACCOUNTING CHANGES



The Company prepares its statutory financial statements in conformity with accounting practices prescribed or permitted by the State of Ohio. Effective January 1, 2001, the State of Ohio required that insurance companies domiciled in the State of Ohio prepare their statutory-basis financial statements in accordance with the NAIC Accounting Practices and Procedures Manual subject to any deviations prescribed or permitted by the State of Ohio insurance commissioner.



Accounting changes adopted to conform to the provisions of the NAIC Accounting Practices and Procedures Manual are reported as changes in accounting principles. The cumulative effect of changes in accounting principles is reported as an adjustment to unassigned surplus in the period of the change in accounting principle. The cumulative effect is the difference between the amount of capital and surplus at the beginning of the year and the amount of capital and surplus that would have been reported at that date if the new accounting principles had been applied retroactively for all prior periods. As a result of these changes, the Company reported a change in accounting principle, as an adjustment that increased capital and surplus, of $12,312 as of January 1, 2001. This amount included the establishment of deferred tax assets of $12,696, offset by the release of mortgage loan origination fees of $25 and the establishment of a vacation accrual of $359.



On December 31, 2002, the Company adopted the provisions of Actuarial Guideline 39 ("Guideline 39"). The purpose of Guideline 39 is to interpret the standards for the valuation of reserves for guaranteed living benefits included in variable deferred and immediate annuity contracts. The Company had previously provided reserves for such guarantees based on the accumulation of the amount charged to policyholders for these benefits. The cumulative effect of adopting Guideline 39 on December 31, 2002, was $6,789, which was charged directly to unassigned surplus as a change in accounting principle. See Note 8 regarding the conversion of the valuation system in 2001.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



3.       FAIR VALUES OF FINANCIAL INSTRUMENTS



The following methods and assumptions were used by the Company in estimating its fair value disclosures for financial instruments:



      Cash and Short-Term Investments: The carrying amounts reported in the statutory-basis balance sheets for these instruments approximate their fair values.



      Investment Securities: Fair values for bonds are based on quoted market prices, where available. For bonds not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the yield, credit quality, and maturity of the investments. The fair values for common stocks of unaffiliated entities are based on quoted market prices.



      Mortgage Loans on Real Estate and Policy Loans: The fair values for mortgage loans on real estate are estimated utilizing discounted cash flow analyses, using interest rates reflective of current market conditions and the risk characteristics of the loans. The fair value of policy loans are assumed to equal their carrying value.



      Separate Account Assets: The fair value of separate account assets are based on quoted market prices.



      Investment Contracts: Fair values for the Company's liabilities under investment-type insurance contracts are estimated using discounted cash flow calculations, based on interest rates currently being offered for similar contracts with maturities consistent with those remaining for the contracts being valued.



      Separate Account Annuity Liabilities: Separate account annuity liabilities approximate the market value of the separate account assets less a provision for the present value of future profits related to the underlying contracts.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



3.       FAIR VALUES OF FINANCIAL INSTRUMENTS (CONTINUED)



Fair values for the Company's insurance contracts other than investment contracts (including separate account universal life liabilities) are not required to be disclosed. However, the fair values of liabilities under all insurance contracts are taken into consideration in the Company's overall management of interest rate risk, which minimizes exposure to changing interest rates through the matching of investment maturities with amounts due under insurance contracts.



The following sets forth a comparison of the fair values and carrying amounts of the Company's financial instruments:



                                                                       DECEMBER 31
                                             ---------------------------------------------------------------
                                                         2002                              2001
                                            ----------------------------        ----------------------------
                                              CARRYING                           CARRYING
                                               AMOUNT         FAIR VALUE          AMOUNT          FAIR VALUE
                                               ------         ----------          ------          ----------
ADMITTED ASSETS
Cash and short-term investments             $  405,560        $  405,560        $  141,080        $  141,080
Bonds                                          312,147           318,874            78,489            80,722
Common stocks, other than affiliates               302               302               472               472
Mortgage loans on real estate                   10,884            12,022            13,821            14,263
Policy loans                                   275,938           275,938           285,178           285,178
Separate account assets                      6,501,089         6,501,089         8,093,342         8,093,342
LIABILITIES
Investment contract liabilities                740,917           759,322           352,341           347,665
Separate account annuity liabilities         4,464,513         4,602,649         5,792,373         5,709,486



4.       INVESTMENTS



The carrying amount and estimated fair value of investments in bonds are as follows:



                                                                     GROSS         GROSS        ESTIMATED
                                                     CARRYING      UNREALIZED    UNREALIZED       FAIR
                                                      AMOUNT         GAINS         LOSSES         VALUE
                                                      ------         -----         ------         -----
DECEMBER 31, 2002
Bonds:
   United States Government and agencies             $166,251        $1,677        $   --        $167,928
   State, municipal and other government                3,601           314            --           3,915
   Public utilities                                     6,974           351            --           7,325
   Industrial and miscellaneous                        81,468         5,291         1,746          85,013
   Mortgage and other asset-backed securities          53,853           922            82          54,693
                                                     --------        ------        ------        --------
Total bonds                                          $312,147        $8,555        $1,828        $318,874
                                                     ========        ======        ======        ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



4.       INVESTMENTS (CONTINUED)



                                                                    GROSS         GROSS       ESTIMATED
                                                     CARRYING     UNREALIZED    UNREALIZED      FAIR
                                                      AMOUNT         GAINS        LOSSES        VALUE
                                                      ------         -----        ------        -----
DECEMBER 31, 2001
Bonds:
   United States Government and agencies             $ 4,363        $  173           $--        $ 4,536
   State, municipal and other government               1,480           135            --          1,615
   Public utilities                                   12,048           306            --         12,354
   Industrial and miscellaneous                       39,429         2,470         1,358         40,541
   Mortgage and other asset-backed securities         21,169           507            --         21,676
                                                     -------        ------        ------        -------
Total bonds                                          $78,489        $3,591        $1,358        $80,722
                                                     =======        ======        ======        =======



The carrying amount and fair value of bonds at December 31, 2002, by contractual maturity, are shown below. Expected maturities may differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without penalties.



                                                                  ESTIMATED
                                                  CARRYING          FAIR
                                                   AMOUNT           VALUE
                                                   ------           -----
Due in one year or less                           $  7,110        $  7,162
Due one through five years                         168,201         173,059
Due five through ten years                          73,229          73,786
Due after ten years                                  9,754          10,174
                                                  --------        --------
                                                  $258,294        $264,181

Mortgage and other asset-backed securities          53,853          54,693
                                                  --------        --------
                                                  $312,147        $318,874
                                                  ========        ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



4.       INVESTMENTS (CONTINUED)



A detail of net investment income is presented below:



                                                         YEAR ENDED DECEMBER 31
                                                2002             2001             2000
                                                ----             ----             ----
Interest on bonds                             $  9,357         $  7,050         $  8,540
Dividends from common stock of
affiliated entities                             16,921           18,495           26,453
Interest on mortgage loans                         871            1,130              776
Rental income on investment properties           7,381            6,903            6,034
Interest on policy loans                        17,364           17,746           14,372
Other investment income                          3,308              (51)               1
                                              --------         --------         --------
Gross investment income                         55,202           51,273           56,176
Investment expenses                             (6,704)          (6,849)          (8,309)
                                              --------         --------         --------
Net investment income                         $ 48,498         $ 44,424         $ 47,867
                                              ========         ========         ========



Proceeds from sales and maturities of debt securities and related gross realized gains and losses were as follows:



                                             YEAR ENDED DECEMBER 31
                                      2002            2001            2000
                                      ----            ----            ----
Proceeds                           $ 487,270         $29,163        $ 45,079
                                   =========         =======        ========
Gross realized gains               $   2,119         $   637        $    117
Gross realized losses                 (3,955)             --            (480)
                                   ---------         -------        --------
Net realized gains (losses)        $  (1,836)        $   637        $   (363)
                                   =========         =======        ========



At December 31, 2002, bonds with an aggregate carrying value of $4,437 were on deposit with certain state regulatory authorities or were restrictively held in bank custodial accounts for benefit of such state regulatory authorities, as required by statute.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



4.       INVESTMENTS (CONTINUED)



Realized investment gains (losses) and changes in unrealized gains (losses) for investments are summarized below:



                                                                REALIZED
                                                  ------------------------------------
                                                         YEAR ENDED DECEMBER 31
                                                  ------------------------------------
                                                  2002            2001            2000
                                                  ----            ----            ----
Bonds                                           $(1,836)        $   637         $  (363)
Other invested assets                               102              --          (1,115)
                                                -------         -------         -------
                                                 (1,734)            637          (1,478)
Tax benefit (expense)                                26            (170)            346
Transfer to interest maintenance reserve            321            (367)            276
                                                -------         -------         -------
Net realized gains (losses)                     $(1,387)        $   100         $  (856)
                                                =======         =======         =======



                                               CHANGES IN UNREALIZED
                                       ------------------------------------
                                               YEAR ENDED DECEMBER 31
                                       ------------------------------------
                                       2002            2001            2000
                                       ----            ----            ----
Common stocks                        $ 10,576         $ 1,559         $ 2,002
Mortgage loans on real estate             350              86            (431)
Other invested assets                  (3,574)         (2,926)             --
                                     --------         -------         -------
Change in unrealized                 $  7,352         $(1,281)        $ 1,571
                                     ========         =======         =======



Gross unrealized gains (losses) on common stocks were as follows:



                                  UNREALIZED
                              --------------------
                                  DECEMBER 31
                              --------------------
                              2002            2001
                              ----            ----
Unrealized gains            $ 16,492         $ 5,930
Unrealized losses               (386)           (400)
                            --------         -------
Net unrealized gains        $ 16,106         $ 5,530
                            ========         =======

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



4.       INVESTMENTS (CONTINUED)



During 2002 and 2001 the Company did not issue any mortgage loans. The Company requires all mortgages to carry fire insurance equal to the value of the underlying property.



During 2002, 2001, and 2000, no mortgage loans were foreclosed and transferred to real estate. At December 31, 2002 and 2001, the Company held a mortgage loan loss reserve in the asset valuation reserve of $123 and $135, respectively.



5.       REINSURANCE



The Company reinsures portions of certain insurance policies which exceed its established limits, thereby providing a greater diversification of risk and minimizing exposure on larger risks. The Company remains contingently liable with respect to any insurance ceded, and this would become an actual liability in the event that the assuming insurance company became unable to meet its obligations under the reinsurance treaty.



Premiums earned reflect the following reinsurance ceded amounts for the year ended December 31:



                                          YEAR ENDED DECEMBER 31
                               2002                2001                2000
                               ----                ----                ----
Direct premiums            $ 1,854,568         $ 1,369,720         $ 2,385,134
Reinsurance ceded             (111,525)            (91,205)            (88,767)
                           -----------         -----------         -----------
Net premiums earned        $ 1,743,043         $ 1,278,515         $ 2,296,367
                           ===========         ===========         ===========



The Company received reinsurance recoveries in the amount of $30,380, $12,337, and $8,856 during 2002, 2001, and 2000, respectively. At December 31, 2002 and 2001, estimated amounts recoverable from reinsurers that have been deducted from policy and contract claim reserves totaled $3,209 and $6,065, respectively. The aggregate reserves for policies and contracts were reduced for reserve credits for reinsurance ceded at December 31, 2002 and 2001 of $119,561 and $63,758, respectively.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



5.       REINSURANCE (CONTINUED)



During 2001, the Company entered into a reinsurance transaction with Transamerica International Re (Bermuda) Ltd., an affiliate of the Company. Under the terms of this transaction, the Company ceded the obligation for future guaranteed minimum death benefits included in certain of its variable annuity contracts. The difference between the initial premiums ceded of $37,176 and the reserve credit taken of $55,408 was credited directly to unassigned surplus on a net of tax basis. Over the course of this reinsurance treaty, the experience of the underlying policies will be reflected as a reduction to the amount initially credited to surplus. During 2002, the amount charged directly to unassigned surplus was $1,185. The Company holds collateral in the form of letters of credit of $70,000.



6.       INCOME TAXES



The main components of deferred tax amounts are as follows:



                                                          DECEMBER 31
                                                      2002            2001
                                                      ----            ----
   Deferred income tax assets:
      Section 807(f) adjustment                    $  1,593        $  1,977
      Pension expenses                                   --           2,422
      Tax basis deferred acquisition costs           88,838          76,692
      Reserves                                      100,307          74,569
      Other                                           8,771           7,009
                                                   --------        --------
   Total deferred income tax assets                $199,509        $162,669
                                                   ========        ========
   Deferred income tax assets - nonadmitted        $ 73,639        $ 58,309
   Deferred income tax liabilities:
      Section 807(f) adjustment - liabilities       102,176          91,560
      Other                                             910           4,356
                                                   --------        --------
   Total deferred income tax liabilities           $103,086        $ 95,916
                                                   ========        ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



6.       INCOME TAXES (CONTINUED)



The change in net deferred income tax assets and deferred income tax assets - nonadmitted are as follows:



                                                 YEAR ENDED DECEMBER 31
                                                 2002            2001
                                                 ----            ----
Change in net deferred income tax asset        $29,670        $(11,733)
                                               =======        ========
Change in deferred income tax assets -
  nonadmitted                                  15,330          (7,481)
                                               =======        ========



Federal income tax expense (benefit) differs from the amount computed by applying the statutory federal income tax rate to loss from operations before federal income tax expense (benefit) and net realized capital gains/losses on investments for the following reasons:



                                                                 YEAR ENDED DECEMBER 31
                                                       2002             2001             2000
                                                       ----             ----             ----
Income tax expense (benefit)
computed at the federal statutory rate (35%)        $ (5,259)        $(19,606)        $(19,988)
Deferred acquisition costs - tax basis                11,920            7,570           14,725
Amortization of IMR                                     (378)            (504)            (580)
Depreciation                                            (413)              (6)            (426)
Dividends received deduction                          (9,863)          (8,705)         (12,805)
Low income housing credits                            (2,914)          (1,944)              --
Prior year under (over) accrual                      (27,856)           3,340              560
Reinsurance transactions                                (415)           4,148               --
Reserves                                              34,358           19,541              123
Other                                                 (1,321)            (334)             921
                                                    --------         --------         --------
Federal income tax expense (benefit)                $ (2,141)        $  3,500         $(17,470)
                                                    ========         ========         ========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



6.       INCOME TAXES (CONTINUED)



For federal income tax purposes, the Company joins in a consolidated income tax return filing with its parent and other affiliated companies. Under the terms of a tax sharing agreement between the Company and it affiliates, the Company computes federal income tax expense as if it were filing a separate income tax return, except that tax credits and net operating loss carryforwards are determined on the basis of the consolidated group. Additionally, the alternative minimum tax is computed for the consolidated group and the resulting tax, if any, is allocated back to the separate companies on the basis of the separate companies' alternative minimum taxable income.



Prior to 1984, as provided for under the Life insurance Company Tax Act of 1959, a portion of statutory income was not subject to current taxation but was accumulated for income tax purposes in a memorandum account referred to as the "policyholders' surplus account" (PSA). No federal income taxes have been provided for in the financial statements on income deferred in the PSA ($293 at December 31, 2002). To the extent that dividends are paid from the amount accumulated in the PSA, net earnings would be reduced by the amount of tax required to be paid. Should the entire amount in the PSA account become taxable, the tax thereon computed at the current rates would amount to approximately $103.



The Company's federal income tax returns have been examined by the Internal Revenue Service and the statute is closed through 1995. The examination fieldwork for 1996 through 1997 has been completed and a protest of findings has been filed with the Appeals Office of the Internal Revenue Service. An examination is underway for 1998 through 2000.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



7.       POLICY AND CONTRACT ATTRIBUTES



A portion of the Company's policy reserves and other policyholders' funds relate to liabilities established on a variety of the Company's products, primarily separate accounts that are not subject to significant mortality or morbidity risk; however, there may be certain restrictions placed upon the amount of funds that can be withdrawn without penalty. The amount of reserves on these products, by withdrawal characteristics are summarized as follows:



                                                                           DECEMBER 31
                                                            2002                               2001
                                                 ---------------------------           -----------------------
                                                                    PERCENT                           PERCENT
                                                 AMOUNT             OF TOTAL           AMOUNT         OF TOTAL
                                                 ------             --------           ------         --------
Subject to discretionary withdrawal
   with market value adjustment                $   14,509                  0%        $   11,429           0%
Subject to discretionary withdrawal at
   book value less surrender charge               230,221                  4%           102,240           2
Subject to discretionary withdrawal at
   market value                                 4,464,409                 84%         5,641,756          93
Subject to discretionary withdrawal at
   book value (minimal or no charges or
   adjustments)                                   605,085                 12%           294,012           5
Not subject to discretionary withdrawal            14,235                  0%            14,654           0
                                               ----------         ----------         ----------         ---
                                                5,328,459                100%         6,064,091         100%
                                                                         ===                            ===
Less reinsurance ceded                            113,923                                60,224
                                               ----------                            ----------
Total policy reserves on annuities and
   deposit fund liabilities                    $5,214,536                            $6,003,867
                                               ==========                            ==========



A reconciliation of the amounts transferred to and from the separate accounts is presented below:



                                                                             YEAR ENDED DECEMBER 31
                                                                    2002              2001              2000
                                                                    ----              ----              ----
Transfers as reported in the summary of operations of the
   separate accounts statement:
   Transfers to separate accounts                                $1,335,079        $1,208,884        $2,336,299
   Transfers from separate accounts                                 990,726         1,107,157         1,268,865
                                                                 ----------        ----------        ----------
Net transfers to separate accounts                                  344,353           101,727         1,067,434
Change in valuation adjustment                                           --            98,321                --
Other                                                                   420            16,749               779
                                                                 ----------        ----------        ----------
Transfers as reported in the
   summary of operations of the life,
   accident and health annual statement                          $  344,773        $  216,797        $1,068,213
                                                                 ==========        ==========        ==========

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



7.       POLICY AND CONTRACT ATTRIBUTES (CONTINUED)



At December 31, 2002 and 2001, the Company had variable annuities with guaranteed living benefits as follows:



                                                     SUBJECTED
                                                      ACCOUNT      AMOUNT OF
YEAR            BENEFIT AND TYPE OF RISK               VALUE      RESERVE HELD
----            ------------------------               -----      ------------
2002        Guaranteed Minimum Income Benefit        $921,683        $8,469
2001        Guaranteed Minimum Income Benefit          75,101            19



Reserves on the Company's traditional life insurance products are computed using mean reserving methodologies. These methodologies result in the establishment of assets for the amount of the net valuation premiums that are anticipated to be received between the policy's paid-through date to the policy's next anniversary date. At December 31, 2002 and 2001, these assets (which are reported as premiums deferred and uncollected) and the amounts of the related gross premiums and loading, are as follows:



                                         GROSS           LOADING         NET
                                         -----           -------         ---
DECEMBER 31, 2002
Ordinary direct renewal business        $ 1,578         $   184         $1,394
Ordinary new business                     2,072            (378)         2,450
                                        -------         -------         ------
                                        $ 3,650         $  (194)        $3,844
                                        =======         =======         ======
DECEMBER 31, 2001
Ordinary direct renewal business        $ 1,439         $   407         $1,032
Ordinary new business                       200              (5)           205
                                        -------         -------         ------
                                        $ 1,639         $   402         $1,237
                                        =======         =======         ======



8.       CONVERSION OF VALUATION SYSTEM



During 2001, the Company converted to a new reserve valuation system for universal life and variable universal life policies. The new valuation system, which provides for more precise calculations, caused general account reserves to decrease by $11,609 and separate account reserves to decrease by $98,321. These amounts were credited directly to unassigned surplus. The decrease in separate account reserves is included in the change in surplus in separate accounts in the 2001 Statement of Changes in Capital and Surplus.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



9.       DIVIDEND RESTRICTIONS



The Company is subject to limitations, imposed by the State of Ohio, on the payment of dividends to its parent company. Generally, dividends during any twelve month period may not be paid, without prior regulatory approval, in excess of the greater of (a) 10 percent of statutory surplus as of the preceding December 31, or (b) statutory gain from operations before net realized capital gains for the preceding year. Subject to the availability of unassigned surplus at the time of such dividend, the maximum payment which may be made in 2003, without the prior approval of insurance regulatory authorities, is $21,381.



10.      CAPITAL AND SURPLUS



Life/health insurance companies are subject to certain risk-based capital (RBC) requirements as specified by the NAIC. Under those requirements, the amount is to be determined based on the various risk factors related to it. At December 2002, the Company meets the RBC requirements.



11. SALES, TRANSFER, AND SERVICING OF FINANCIAL ASSETS AND EXTINGUISHMENTS OF LIABILITIES



During 2002 and 2001, the Company sold $33,160 and $17,515, respectively, of agent balances without recourse to Money Services, Inc., an affiliated company. The Company did not realize a gain or loss as a result of the sale.



12.      RETIREMENT AND COMPENSATION PLANS



The Company's employees participate in a qualified benefit plan sponsored by AEGON. The Company has no legal obligation for the plan. The Company recognizes pension expense equal to its allocation from AEGON. The pension expense is allocated among the participating companies based on the Statement of Financial Accounting Standards No. 87 expense as a percent of salaries. The benefits are based on years of service and the

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



12.      RETIREMENT AND COMPENSATION PLANS (CONTINUED)



employee's compensation during the highest five consecutive years of employment. Pension expense aggregated $1,734, $1,634, and $1,224 for the years ended December 31, 2002, 2001, and 2000, respectively. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974.



The Company's employees also participate in a contributory defined contribution plan sponsored by AEGON which is qualified under Section 401(k) of the Internal Revenue Service Code. Employees of the Company who customarily work at least 1,000 hours during each calendar year and meet the other eligibility requirements are participants of the plan. Participants may elect to contribute up to fifteen percent of their salary to the plan. The Company will match an amount up to three percent of the participant's salary. Participants may direct all of their contributions and plan balances to be invested in a variety of investment options. The plan is subject to the reporting and disclosure requirements of the Employee Retirement and Income Security Act of 1974. Expense related to this plan was $967, $1,100, and $930 for the years ended December 31, 2002, 2001, and 2000, respectively.



AEGON sponsors supplemental retirement plans to provide the Company's senior management with benefits in excess of normal pension benefits. The plans are noncontributory and benefits are based on years of service and the employee's compensation level. The plans are unfunded and nonqualified under the Internal Revenue Code. In addition, AEGON has established incentive deferred compensation plans for certain key employees of the Company. The Company's allocation of expense for these plans for each of the years ended December 31, 2002, 2001, and 2000 was negligible. AEGON also sponsors an employee stock option plan for individuals employed at least three years and a stock purchase plan for its producers, with the participating affiliated companies establishing their own eligibility criteria, producer contribution limits and company matching formula. These plans have been accrued for or funded as deemed appropriate by management of AEGON and the Company.



In addition to pension benefits, the Company participates in plans sponsored by AEGON that provide postretirement medical, dental and life insurance benefits to employees meeting certain eligibility requirements. Portions of the medical and dental plans are contributory. The expenses of the postretirement are charged to affiliates in accordance with an intercompany cost sharing arrangement. The Company expensed $203, $233, and $108 for the years ended December 31, 2002, 2001, and 2000, respectively.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



13.      RELATED PARTY TRANSACTIONS



The Company shares certain officers, employees and general expenses with affiliated companies.



The Company receives data processing, investment advisory and management, marketing and administration services from certain affiliates. During 2002, 2001, and 2000, the Company paid $20,371, $16,904, and $19,248, respectively, for such services, which approximates their costs to the affiliates. The Company provides office space, marketing and administrative services to certain affiliates. During 2002, 2001, and 2000, the Company received $3,673, $6,752, and $4,665, respectively, for such services, which approximates their cost.



Receivables from and payables to affiliates and intercompany borrowings bear interest at the thirty-day commercial paper rate. During 2002, 2001, and 2000, the Company paid net interest of $256, $945, and $2,262, respectively, to affiliates.



In prior years, the Company purchased life insurance policies covering the lives of certain employees of the Company from an affiliate. At December 31, 2002 and 2001, the cash surrender value of these policies was $52,984 and $52,254, respectively.



14.      COMMITMENTS AND CONTINGENCIES



The Company is a party to legal proceedings incidental to its business. Although such litigation sometimes includes substantial demands for compensatory and punitive damages in addition to contract liability, it is management's opinion that damages arising from such demands will not be material to the Company's financial position.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO

                             (Dollars in Thousands)



14.      COMMITMENTS AND CONTINGENCIES (CONTINUED)



The Company is subject to insurance guaranty laws in the states in which it writes business. These laws provide for assessments against insurance companies for the benefit of policyholders and claimants in the event of insolvency of other insurance companies. Assessments are charged to operations when received by the Company except where right of offset against other taxes paid is allowed by law; amounts available for future offsets are recorded as an asset on the Company's balance sheet. The future obligation has been based on the most recent information available from the National Organization of Life and Health Insurance Guaranty Association. Potential future obligations for unknown insolvencies are not determinable by the Company and are not required to be accrued for financial reporting purposes. The Company has established a reserve of $3,424 and $3,425 and an offsetting premium tax benefit of $763 and $764 at December 31, 2002 and 2001, respectively, for its estimated share of future guaranty fund assessments related to several major insurer insolvencies. The guaranty fund expense (credit) was $70, $13, and $(9) for the years ended December 31, 2002, 2001, and 2000, respectively.



The Company may lend securities to approved broker and other parties to earn additional income. The Company receives collateral against the loaned securities and maintains collateral in an amount not less than 100% of the market value of the loaned securities during the period of the loan. The market value of loaned securities is determined at the close of business and any additional required collateral is delivered to the Company on the next business day. Although risk is mitigated by collateral, the account could experience a delay in recovering its securities and possible loss of income or value if the borrower fails to return them. At December 31, 2002, the value of securities loaned amounted to $69,860.

                            STATUTORY-BASIS FINANCIAL
                               STATEMENT SCHEDULES

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



                       SUMMARY OF INVESTMENTS - OTHER THAN
                         INVESTMENTS IN RELATED PARTIES
                             (Dollars in Thousands)



                                DECEMBER 31, 2002



SCHEDULE I



                                                                                         AMOUNT AT
                                                                                           WHICH
                                                                             FAIR      SHOWN IN THE
                    TYPE OF INVESTMENT                       COST (1)        VALUE     BALANCE SHEET
                    ------------------                       --------        -----     -------------
FIXED MATURITIES
Bonds:
   United States Government and government
      agencies and authorities                             $    166,451   $  168,139  $     166,451
   States, municipalities, and political
      subdivisions                                               30,736       31,379         30,736
   Foreign governments                                            3,096        3,368          3,096
   Public utilities                                               6,974        7,325          6,974
   All other corporate bonds                                    104,890      108,663        104,890
                                                           ------------   ----------  -------------
Total fixed maturities                                          312,147      318,874        312,147

EQUITY SECURITIES Common stocks (unaffiliated):
   Industrial, miscellaneous, and all other                         302          302            302
                                                           ------------   ----------  -------------
Total equity securities                                             302          302            302
Mortgage loans on real estate                                    10,884                      10,884
Home office properties                                           42,654                      42,654
Policy loans                                                    275,938                     275,938
Cash and short-term investments                                 405,560                     405,560
Other invested assets                                            18,881                      18,881
                                                           ------------               -------------
Total investments                                          $  1,066,366               $   1,066,366
                                                           ============               =============



(1) Original cost of equity securities and, as to fixed maturities, original cost reduced by repayments and adjusted for amortization of premiums or accruals of discounts.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



                       SUPPLEMENTARY INSURANCE INFORMATION
                             (Dollars in Thousands)



SCHEDULE III



                                   FUTURE POLICY      POLICY AND                           NET
                                    BENEFITS AND       CONTRACT          PREMIUM        INVESTMENT
                                      EXPENSES        LIABILITIES        REVENUE          INCOME*
                                      --------        -----------        -------          -------
YEAR ENDED DECEMBER 31, 2002
Individual life                     $  404,935        $   12,874        $  610,634        $21,194
Group life and health                   13,059               100               560            639
Annuity                                728,193                --         1,131,849         26,665
                                    ----------        ----------        ----------        -------
                                    $1,146,187        $   12,974        $1,743,043        $48,498
                                    ==========        ==========        ==========        =======
YEAR ENDED DECEMBER 31, 2001
Individual life                     $  386,965        $   14,219        $  652,626        $14,014
Group life and health                   12,222               135               772            731
Annuity                                336,587                 4           625,117         29,679
                                    ----------        ----------        ----------        -------
                                    $  735,774        $   14,358        $1,278,515        $44,424
                                    ==========        ==========        ==========        =======
YEAR ENDED DECEMBER 31, 2000
Individual life                     $  389,458        $   13,349        $  741,090        $13,430
Group life and health                   11,237               100               847            936
Annuity                                259,199                25         1,554,430         33,501
                                    ----------        ----------        ----------        -------
                                    $  659,894        $   13,474        $2,296,367        $47,867
                                    ==========        ==========        ==========        =======



* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



                       SUPPLEMENTARY INSURANCE INFORMATION
                             (Dollars in Thousands)



SCHEDULE III (CONTINUED)



                                     BENEFITS,
                                      CLAIMS,
                                    LOSSES AND           OTHER
                                    SETTLEMENT         OPERATING          PREMIUM
                                     EXPENSES          EXPENSES*          WRITTEN
                                     --------          ---------          -------
YEAR ENDED DECEMBER 31, 2002
Individual life                     $  176,010        $   484,535         $   --
Group life and health                    5,626             (4,316)           917
Annuity                              1,138,645            164,544             --
                                    ----------        -----------         ------
                                    $1,320,281        $   644,763         $  917
                                    ==========        ===========         ======
YEAR ENDED DECEMBER 31, 2001
Individual life                     $  167,912        $   529,090         $   --
Group life and health                    1,226                422          1,030
Annuity                                802,630             (6,647)            --
                                    ----------        -----------         ------
                                    $  971,768        $   522,865         $1,030
                                    ==========        ===========         ======
YEAR ENDED DECEMBER 31, 2000
Individual life                     $  267,540        $   591,343         $   --
Group life and health                    1,413               (672)         1,100
Annuity                                814,734            937,870             --
                                    ----------        -----------         ------
                                    $1,083,687        $ 1,528,541         $1,100
                                    ==========        ===========         ======



* Allocations of net investment income and other operating expenses are based on a number of assumptions and estimates, and the results would change if different methods were applied.

                   WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO



                                   REINSURANCE
                             (Dollars in Thousands)



SCHEDULE IV



                                                                        ASSUMED                      PERCENTAGE OF
                                                        CEDED TO         FROM                          AMOUNT
                                      GROSS               OTHER          OTHER           NET          ASSUMED TO
                                      AMOUNT            COMPANIES      COMPANIES       AMOUNT            NET
                                      ------            ---------      ---------       ------            ---
YEAR ENDED DECEMBER 31, 2002
Life insurance in force             $79,096,314        $21,759,884        $ --        $57,336,430            0%
                                    ===========        ===========        ====        ===========         ====
Premiums:
   Individual life                  $   653,642        $    43,008        $ --        $   610,634            0%
   Group life and health                    917                357          --                560            0%
   Annuity                            1,200,009             68,160          --          1,131,849            0%
                                    -----------        -----------        ----        -----------         ----
                                    $ 1,854,568        $   111,525        $ --        $ 1,743,043            0%
                                    ===========        ===========        ====        ===========         ====
YEAR ENDED DECEMBER 31, 2001
Life insurance in force             $78,786,575        $17,837,374        $ --        $60,949,201          0.0%
                                    ===========        ===========        ====        ===========         ====
Premiums:
   Individual life                  $   684,987        $    32,361        $ --        $   652,626          0.0%
   Group life                             1,030                258          --                772          0.0
   Annuity                              683,703             58,586          --            625,117          0.0
                                    -----------        -----------        ----        -----------         ----
                                    $ 1,369,720        $    91,205        $ --        $ 1,278,515          0.0%
                                    ===========        ===========        ====        ===========         ====
YEAR ENDED DECEMBER 31, 2000
Life insurance in force             $76,903,969        $14,753,778        $ --        $62,150,191          0.0%
                                    ===========        ===========        ====        ===========         ====
Premiums:
   Individual life                  $   774,550        $    33,460        $ --        $   741,090          0.0%
   Group life                             1,100                253          --                847          0.0
   Annuity                            1,609,484             55,054          --          1,554,430          0.0
                                    -----------        -----------        ----        -----------         ----
                                    $ 2,385,134        $    88,767        $ --        $ 2,296,367          0.0%
                                    ===========        ===========        ====        ===========         ====

                           PART C - OTHER INFORMATION

Item 27. Exhibits

         (a) Resolution of the Board of Directors of Western Reserve establishing the separate account (6)

         (b)      Not Applicable

         (c)      Distribution of Policies

                  (i)      Master Service and Distribution Compliance Agreement
                           (2)

                  (ii) Amendment to Master Service and Distribution Compliance Agreement (3)

                  (iii) Form of Broker/Dealer Supervisory and Service Agreement (3)

                  (iv)     Principal Underwriting Agreement (3)

                  (v)      First Amendment to Principal Underwriting Agreement
                           (3)

         (d)      (i) Specimen Flexible Premium Variable Life Insurance Policy
                  (10)

                  (ii)     Terminal Illness Accelerated Death Benefit Rider (1)

                  (iii)    Other Insured Rider (1)

                  (iv)     Primary Insured Rider and Primary Insured Rider Plus
                           (1)

                  (v)      Children's Insurance Rider (1)

                  (vi)     Disability Waiver Rider (1)

                  (vii)    Disability Waiver and Income Rider (1)

                  (viii)   Accidental Death Benefit Rider (1)

                  (ix)     Adjustable Term Insurance Rider (4)

                  (x)      Death Benefit Extension Rider (4)


         (e)      Application for Flexible Premium Variable Life Insurance
                  Policy (15)


         (f)      (i) Second Amended Articles of Incorporation of Western
                  Reserve (2)

                  (ii) Certificate of First Amendment to the Second Amended Articles of Incorporation of Western Reserve (5)

                  (iii) Amended Code of Regulations (By-Laws) of Western Reserve
                           (2)

         (g)      Reinsurance Contracts

                  (i) Reinsurance Treaty dated September 30, 2000 and Amendments Thereto (14)

                  (ii) Reinsurance Treaty dated July 1, 2002 and Amendments Thereto (14)

         (h)      (i) Investment Advisory Agreement with the Fund (6)

                  (ii)     Sub-Advisory Agreement (6)

                  (iii) Participation Agreement Among Variable Insurance Products Fund, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (7)

                  (iv) Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund (8)

                  (v) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund (9)

                  (vi) Participation Agreement Among Variable Insurance Products Fund II, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (7)

                  (vii) Amendment No. 1 dated March 15, 2000 to Participation Agreement -Variable Insurance Products Fund II (8)

                  (viii) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund II (9)

                  (ix) Participation Agreement Among Variable Insurance Products Fund III, Fidelity Distributors Corporation and Western Reserve Life Assurance Co. of Ohio dated June 14, 1999 (7)

                  (x) Amendment No. 1 dated March 15, 2000 to Participation Agreement - Variable Insurance Products Fund III (8)

                  (xi) Second Amendment dated April 12, 2001 to Participation Agreement - Variable Insurance Products Fund III (9)

         (i)      Not Applicable

         (j)      Not Applicable


         (k) Opinion and Consent of Thomas E. Pierpan, Esq. as to Legality of Securities Being Registered

         (l) Opinion and Consent of Lorne Schinbein as to Actuarial Matters Pertaining to the Securities Being Registered


         (m)      Not Applicable

         (n)      Other Opinions:


                  (i)      Written Consent of Sutherland Asbill & Brennan LLP



                  (ii)     Written Consent of Ernst & Young LLP


         (o)      Not Applicable

         (p)      Not Applicable

         (q) Memorandum describing issuance, transfer and redemption procedures (10)

         (r)      Powers of Attorney (11)(12)

----------
(1) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-62397) and is incorporated herein by reference.

(2) This exhibit was previously filed on Post-Effective Amendment No. 11 to Form N-4 Registration Statement dated April 20, 1998 (File No. 33-49556) and is incorporated herein by reference.

(3) This exhibit was previously filed on Post-Effective Amendment No. 4 to Form S-6 Registration Statement dated April 21, 1999 (File No. 333-23359) and is incorporated herein by reference.

(4) This exhibit was previously filed on the Post-Effective Amendment No. 15 to Form S-6 Registration Statement dated November 3, 2000 (File No. 333-69138) and is incorporated herein by reference.

(5) This exhibit was previously filed on Post-Effective Amendment No. 5 to Form S-6 Registration Statement dated April 19, 2000 (File No. 333-23359) and is incorporated herein by reference.

(6) This exhibit was previously filed on Post-Effective Amendment No. 28 to Form N-1A Registration Statement dated April 28, 1997 (File No. 33-507) and is incorporated herein by reference.

(7) This exhibit was previously filed on the Initial Registration Statement to Form S-6 Registration Statement dated September 23, 1999 (File No. 333-57681) and is incorporated herein by reference.

(8) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-4 Registration Statement dated April 10, 2000 (File No. 333-93169) and is incorporated herein by reference.

(9) This exhibit was previously filed on Post-Effective Amendment No. 16 to Form S-6 Registration Statement dated April 16, 2001 (File No. 33-69138) and is incorporated herein by reference.

(10) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form S-6 Registration Statement dated November 30, 1998 (File No. 333-62397) and is incorporated herein by reference.

(11) This exhibit was previously filed on Post-Effective Amendment No. 3 to Form N-4 Registration Statement dated February 19, 2002 (File No. 333-82705) and is incorporated herein by reference.

(12) This exhibit was previously filed on Post-Effective Amendment No. 17 to Form S-6 Registration Statement dated October 30, 2001 (File No. 33-69138) and is incorporated herein by reference.

(13) This exhibit was previously filed on Initial Registration Statement Form S-6 Registration Statement dated August 28, 1998 (File No. 333-62397) and is incorporated herein by reference.

(14) This exhibit was previously filed on Pre-Effective Amendment No. 1 to Form N-6 Registration Statement dated January 31, 2003 (File No. 333-100993) and is incorporated herein by reference.


(15) This exhibit was previously filed on Post-Effective Amendment No. 1 to Form N-6 Registration Statement dated April 22, 2003 (File No. 333-100993) and is incorporated herein by reference.



Item 28. Directors and Officers of the Depositor

                Name                           Principal Business Address              Position and Offices with Depositor
                ----                           --------------------------              -----------------------------------
          Michael W. Kirby                                 (1)                      Chairman of the Board and Chief Executive
                                                                                    Officer
           Jerome C. Vahl                                  (1)                      Director and President
          Brenda K. Clancy                                 (1)                      Director and Vice President
            Paul Reaburn                                   (1)                      Director and Vice President
           Kevin Bachmann                                  (2)                      Director and Vice President
           Alan M. Yaeger                                  (2)                      Executive Vice President, Actuary and Chief
                                                                                    Financial Officer
          William H. Geiger                                (2)                      Senior Vice President, Secretary,
                                                                                    Corporate  Counsel and Group Vice
                                                                                    President - Compliance
          Allan J. Hamilton                                (2)                      Vice President, Treasurer and Controller

(1)        4333 Edgewood Road, N.E., Cedar Rapids, Iowa  52499-0001

(2)        570 Carillon Parkway, St. Petersburg, Florida 33716

Item 29. Persons Controlled by or Under Common Control with the Depositor or Registrant

                                                Jurisdiction of          Percent of Voting
Name                                            Incorporation            Securities Owned                        Business
----                                            -------------            ----------------                        --------
AEGON N.V.                                      Netherlands              32.47% of Vereniging                    Holding Company
                                                                         AEGON Netherlands
                                                                         Membership Association

AEGON Nederland N.V.                            Netherlands              100% AEGON N.V.                         Holding Company

AEGON Nevak Holding B.V.                        Netherlands              100% AEGON N.V.                         Holding Company

AEGON Derivatives B.V.                          Netherlands              100% AEGON N.V.                         Holding Company

AEGON International N.V.                        Netherlands              100% AEGON N.V.                         Holding Company


The AEGON Trust Voting Trust Trustees:          Delaware                                                         Voting Trust
Donald J. Shepard
Joseph B.M. Streppel
Dennis Hersch

AEGON U.S. Holding Corporation                  Delaware                 225 shares of Series A Preferred        Holding company
                                                                         Stock owned by Scottish Equitable
                                                                         Finance Limited

AEGON DMS Holding B.V.                          Netherlands              100% AEGON International N.V.           Holding company

JCPenney Financial & Marketing Services Group   Korea                    100% AEGON DMS Holding B.V.             Marketing
Ltd

JCPenney Direct Marketing Services Japan K.K.   Japan                    100% AEGON DMS Holding B.V.             Marketing

Canadian Premier Holdings Ltd                   Canada                   100% AEGON DMS Holding B.V.             Holding company

Canadian Premier Life Insurance Company         Canada                   100% Canadian Premier Holdings Ltd      Holding company

Legacy General Insurance Company                Canada                   100% Canadian Premier Holdings Ltd.     Insurance

Cornerstone International Holdings Ltd          United Kingdom           100% AEGON DMS Holding B.V.             Holding company

                                      C-3

Cornerstone International Marketing Ltd         United Kingdom           100% Cornerstone International          Marketing company
                                                                         Holding Ltd.

Stonebridge International Insurance Ltd         United Kingdom           100% Cornerstone International          Insurance company
                                                                         Holdings, Ltd.

JCPenney Direct Asia Pacific Pty Ltd            Australia                100% AEGON DMS Holding B.V.             Holding company

JCPenney Direct Service Asia Pacific Pty Ltd    Australia                100% JCPenney Direct Asia Pacific Pty   Operations company
                                                                         Ltd

JCPenney Insurance Marketing Asia Pacific Pty   Australia                100% JCPenney Direct Asia Pacific Pty   Marketing company
Ltd                                                                      Ltd

Short Hills Management Company                  New Jersey               100% AEGON U.S. Holding Corporation     Insurance Agent

COPRA Reinsurance Company                       New York                 100% AEGON U.S.                         Reinsurance
                                                                         Holding Corporation

AEGON Management Company                        Indiana                  100% AEGON U.S.                         Insurance holding
                                                                         Holding Corporation                     company

AEGON U.S. Corporation                          Iowa                     100% AEGON U.S. Holding Corporation     Holding company
                                                                         owns 10,000 shares (75.54%); AEGON
                                                                         USA, Inc. owns 3,238 shares (24.46%)

Transamerica Corporation and subsidiaries       Delaware                 100% AEGON NV                           Major interest in
("TAC")                                                                                                          insurance and
                                                                                                                 finance

AEGON USA, Inc.                                 Iowa                     AEGON U.S. Holding Corporation; AEGON   Holding company
                                                                         U.S. Corporation

RCC North America, LLC                          Delaware                 100% AEGON USA, Inc.                    Real estate

Transamerica Holding Company, LLC               Delaware                 100% AEGON USA, Inc.                    Holding Company

AEGON Funding Corp.                             Delaware                 100% Transamerica Holding Corporation   Issue debt
                                                                         LLC                                     securities-net
                                                                                                                 proceeds used to
                                                                                                                 make loans to
                                                                                                                 affiliates

First AUSA Life Insurance Company               Maryland                 100% Transamerica Holding Company LLC   Insurance holding
                                                                                                                 company

Transamerica Financial Life Insurance Company   New York                 100% First AUSA Life Insurance Company  Insurance

Life Investors Insurance Company of America     Iowa                     100% First AUSA Life Ins. Company       Insurance

Apple Partners of Iowa LLC                      Iowa                     58.13% Monumental Life Insurance        Apple production,
                                                                         Company; 41.87 Peoples Benefit Life     packing, storage
                                                                         Insurance Company                       and sales

Life Investors Alliance, LLC                    Delaware                 100% LIICA                              Purchase, own, and
                                                                                                                 hold the equity
                                                                                                                 interest of other
                                                                                                                 entities

Transamerica Life Insurance Company             Iowa                     100% Transamerica Holding Company LLC   Insurance

AEGON Financial Services Group, Inc.            Minnesota                100% Transamerica Life Insurance Co.    Marketing

AEGON Assignment Corporation of Kentucky        Kentucky                 100% AEGON Financial Services Group,    Administrator of
                                                                         Inc.                                    structured
                                                                                                                 settlements

AEGON Assignment Corporation                    Illinois                 100% AEGON Financial Services Group,    Administrator of
                                                                         Inc.                                    structured
                                                                                                                 settlements

Transamerica Financial Institutions, Inc.       Minnesota                100% AEGON Financial Services Group,    Life insurance and
                                                                         Inc.                                    underwriting
                                                                                                                 services

Southwest Equity Life Ins. Co.                  Arizona                  100% of Common Voting Stock First       Insurance
                                                                         AUSA Life Ins. Company

Iowa Fidelity Life Insurance Co.                Arizona                  100% of Common Voting Stock First       Insurance
                                                                         AUSA Life Ins. Company

Western Reserve Life Assurance Co. of Ohio      Ohio                     100% First AUSA Life Ins. Company       Insurance

WRL Insurance Agency, Inc.                      California               100% Western Reserve Life Assurance     Insurance Agency
                                                                         Co. of Ohio

WRL Insurance Agency of Alabama, Inc.           Alabama                  100% WRL Insurance Agency, Inc.         Insurance Agency

WRL Insurance Agency of Massachusetts, Inc.     Massachusetts            100% WRL Insurance Agency, Inc.         Insurance Agency

WRL Insurance Agency of Nevada, Inc.            Nevada                   100% WRL Insurance Agency, Inc.         Insurance Agency

                                      C-5

WRL Insurance Agency of Wyoming                 Wyoming                  100% WRL Insurance Agency, Inc.         Insurance Agency

AEGON/Transamerica Series Fund, Inc.            Maryland                 Various                                 Mutual Fund

AEGON/Transamerica Fund Advisors, Inc.          Florida                  77% Western Reserve Life Assurance      Registered
                                                                         Co. of Ohio; 23% AUSA Holding Company   investment
                                                                                                                 adviser

AEGON/Transamerica Investors Services, Inc.     Florida                  100% AUSA Holding Company               Shareholder
                                                                                                                 services

World Financial Group Insurance Agency, Inc.    California               100% Western Reserve Life Assurance     Insurance agency
                                                                         Co. of Ohio

World Financial Group Insurance Agency of       Alabama                  100% World Financial Group Insurance    Insurance Agency
Alabama, Inc.                                                            Agency, Inc.

World Financial Group Insurance Agency of       Massachusetts            100% World Financial Group Insurance    Insurance Agency
Massachusetts, Inc.                                                      Agency, Inc.

World Financial Group Insurance Agency of       Hawaii                   100% World Financial Group Insurance    Insurance Agency
Hawaii, Inc.                                                             Agency, Inc.

World Financial Group Insurance Agency of       Nevada                   100% World Financial Group Insurance    Insurance Agency
Nevada, Inc.                                                             Agency, Inc.

World Financial Group Insurance Agency of New   New Mexico               100% World Financial Group Insurance    Insurance Agency
Mexico, Inc.                                                             Agency, Inc.

World Financial Group Insurance Agency of       Wyoming                  100% World Financial Group Insurance    Insurance Agency
Wyoming                                                                  Agency, Inc.

AEGON Equity Group, Inc.                        Florida                  100% Western Reserve Life Assurance     Insurance Agency
                                                                         Co. of Ohio

WFG Property & Casualty Insurance Agency, Inc.  Georgia                  100% World Financial Group Insurance    Insurance
                                                                         Agency, Inc.

WFG Property & Casualty Insurance Agency of     Alabama                  100% WFG Property & Casualty            Insurance
Alabama, Inc.                                                            Insurance Agency, Inc.

WFG Property & Casualty Insurance Agency of     California               100% WFG Property & Casualty            Insurance
California, Inc.                                                         Insurance Agency, Inc.

WFG Property & Casualty Insurance Agency of     Mississippi              100% WFG Property & Casualty            Insurance
Mississippi, Inc.                                                        Insurance Agency, Inc.

WFG Property & Casualty Insurance Agency of     Nevada                   100% WFG Property & Casualty            Insurance
Nevada, Inc.                                                             Insurance Agency, Inc.

WFG Property & Casualty Insurance Agency of     Wyoming                  100% WFG Property & Casualty            Insurance
Wyoming, Inc.                                                            Insurance Agency, Inc.

Monumental General Casualty Co.                 Maryland                 100% First AUSA Life Ins. Company       Insurance

United Financial Services, Inc.                 Maryland                 100% First AUSA Life Ins. Company       General agency

Bankers Financial Life Ins. Co.                 Arizona                  100% First AUSA Life Ins. Company       Insurance

The Whitestone Corporation                      Maryland                 100% First AUSA Life Ins. Company       Insurance agency

Cadet Holding Corp.                             Iowa                     100% First AUSA Life Insurance Company  Holding company

Monumental General Life Insurance Company of    Puerto Rico              51% First AUSA Life Insurance Company   Insurance
Puerto Rico                                                              49% Baldrich & Associates of Puerto
                                                                         Rico

AUSA Holding Company                            Maryland                 100% Transamerica Holding Company,      Holding company
                                                                         L.L.C.

AEGON USA Investment Management, Inc.           Iowa                     100% AUSA Holding Company               Investment Adviser

AEGON USA Securities, Inc.                      Iowa                     100% Transamerica Holding Company,      Broker-Dealer
                                                                         L.L.C.

Monumental General Insurance Group, Inc.        Maryland                 100% AUSA Holding Company.              Holding company

Trip Mate Insurance Agency, Inc.                Kansas                   100% Monumental General Insurance       Sale/admin. of
                                                                         Group, Inc.                             travel insurance

Monumental General Administrators, Inc.         Maryland                 100% Monumental General Insurance       Provides
                                                                         Group, Inc.                             management
                                                                                                                 srvcs. to
                                                                                                                 unaffiliated
                                                                                                                 third party
                                                                                                                 administrator

                                      C-7

National Association Management and             Maryland                 100% Monumental General                 Provides actuarial
Consultant Services, Inc.                                                Administrators, Inc.                    consulting
                                                                                                                 services

Monumental General Mass Marketing, Inc.         Maryland                 100% Monumental General Insurance       Marketing arm for
                                                                         Group, Inc.                             sale of mass
                                                                                                                 marketed insurance
                                                                                                                 coverages

Transamerica Capital, Inc.                      California               100% AUSA Holding Co.                   Broker/Dealer

Universal Benefits Corporation                  Iowa                     100% AUSA Holding Co.                   Third party
                                                                                                                 administrator

Investors Warranty of America, Inc.             Iowa                     100% AUSA Holding Co.                   Provider of
                                                                                                                 automobile
                                                                                                                 extended
                                                                                                                 maintenance
                                                                                                                 contracts

Massachusetts Fidelity Trust Co.                Iowa                     100% AUSA Holding Co.                   Trust company

Money Services, Inc.                            Delaware                 100% AUSA Holding Co.                   Provides financial
                                                                                                                 counseling for
                                                                                                                 employees and
                                                                                                                 agents of
                                                                                                                 affiliated
                                                                                                                 companies

ADB Corporation, L.L.C.                         Delaware                 100% Money Services, Inc.               Special purpose
                                                                                                                 limited
                                                                                                                 Liability company
                                                                                                                 Insurance agency
ORBA Insurance Services, Inc.                   California               40.15% Money Services, Inc.

Great Companies L.L.C.                          Iowa                     30% Money Services, Inc.                Markets & sells
                                                                                                                 mutual funds &
                                                                                                                 individually
                                                                                                                 managed accounts

AEGON USA Travel and Conference Services, LLC   Iowa                     100% Money Services, Inc.               Travel and
                                                                                                                 Conference
                                                                                                                 Services

Roundit, Inc.                                   Maryland                 50% AUSA Holding Co.                    Financial services

Zahorik Company, Inc.                           California               100% AUSA Holding Co.                   Broker-Dealer

ZCI, Inc.                                       Alabama                  100% Zahorik Company, Inc.              Insurance agency

Zahorik Texas, Inc.                             Texas                    100% Zahorik Company, Inc.              Insurance agency

Long, Miller & Associates, L.L.C.               California               33-1/3% AUSA Holding Co.                Insurance agency

AEGON Asset Management Services, Inc.           Delaware                 100% AUSA Holding Co.                   Registered
                                                                                                                 investment advisor

World Group Securities, Inc.                    Delaware                 100% AEGON Asset Management Services,   Broker-Dealer
                                                                         Inc.

                                      C-8

World Financial Group, Inc.                     Delaware                 100% AEGON Asset Management Services,   Marketing
                                                                         Inc.

InterSecurities, Inc.                           Delaware                 100% AUSA Holding Co.                   Broker-Dealer

IDEX Mutual Funds                               Massachusetts            100% AEGON/Transamerica Fund            Mutual fund
                                                                         Advisers, Inc.

Diversified Investment Advisors, Inc.           Delaware                 100% AUSA Holding Co.                   Registered
                                                                                                                 investment advisor

Diversified Investors Securities Corp.          Delaware                 100% Diversified Investment Advisors,   Broker-Dealer
                                                                         Inc.

George Beram & Company, Inc.                    Massachusetts            100% Diversified Investment Advisors,   Employee benefit
                                                                         Inc.                                    and actuarial
                                                                                                                 consulting

Creditor Resources, Inc.                        Michigan                 100% AUSA Holding Co.                   Credit insurance

CRC Creditor Resources Canadian Dealer          Canada                   100% Creditor Resources, Inc.           Insurance agency
Network Inc.

Premier Solutions Group, Inc.                   Maryland                 100% Creditor Resources, Inc.           Insurance agency

AEGON USA Investment Management, LLC.           Iowa                     100% Transamerica Holding Corporation   Investment advisor
                                                                         LLC

AEGON USA Realty Advisors, Inc.                 Iowa                     100% AUSA Holding Co.                   Provides real
                                                                                                                 estate
                                                                                                                 administrative and
                                                                                                                 real estate
                                                                                                                 investment services

AEGON USA Real Estate Services, Inc.            Delaware                 100% AEGON USA Realty Advisors, Inc.    Real estate and
                                                                                                                 mortgage
                                                                                                                 holding company

QSC Holding, Inc.                               Delaware                 100% AEGON USA Realty Advisors, Inc.    Real estate and
                                                                                                                 financial
                                                                                                                 software production
                                                                                                                 and sales

Realty Information Systems, Inc.                Iowa                     100% AEGON USA Realty Advisors, Inc     Information Systems
                                                                                                                 for real
                                                                                                                 estate investment
                                                                                                                 management

Commonwealth General Corporation and            Delaware                 100% AEGON U.S. Corporation             Holding company
subsidiaries

Veterans Life Insurance Co.                     Illinois                 100% Transamerica Holding Company LLC   Insurance company

Peoples Benefit Services, Inc.                  Pennsylvania             100% Veterans Life Ins. Co.             Special-purpose
                                                                                                                 subsidiary

Item 30. Indemnification

         Provisions exist under the Ohio General Corporation Law, the Second Amended Articles of Incorporation of Western Reserve and the Amended Code of Regulations of Western Reserve whereby Western Reserve may indemnify certain persons against certain payments incurred by such persons. The following excerpts contain the substance of these provisions.

                          Ohio General Corporation Law

         Section 1701.13 Authority of corporation.

         (E)(1) A corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) A corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any of the following:

                  (a) Any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

                  (b) Any action or suit in which the only liability asserted against a director is pursuant to section 1701.95 of the Revised Code.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under divisions (E)(1) and (2) of this section, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (E)(1) and (2) of this section. Such determination shall be made as follows:

                  (a) By a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

                  (b) If the quorum described in division (E)(4)(a) of this
section is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years;

                  (c) By the shareholders;

                  (d) By the court of common pleas or the court in which such action, suit, or proceeding was brought.

         Any determination made by the disinterested directors under division
(E)(4)(a) or by independent legal counsel under division (E)(4)(b) of this section shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under division (E)(2) of this section, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5)(a) Unless at the time of a director's act or omission that is the subject of an action, suit or proceeding referred to in divisions (E)(1) and (2) of this section, the articles or the regulations of a corporation state by specific reference to this division that the provisions of this division do not apply to the corporation and unless the only liability asserted against a director in an action, suit, or proceeding referred to in divisions (E)(1) and
(2) of this section is pursuant to section 1701.95 of the Revised Code, expenses, including attorney's fees, incurred by a director in defending the action, suit, or proceeding shall be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director in which he agrees to do both of the following:

                  (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the corporation or undertaken with reckless disregard for the best interests of the corporation;

                  (ii) Reasonably cooperate with the corporation concerning the action, suit, or proceeding.

                  (b) Expenses, including attorneys' fees incurred by a director, trustee, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (E)(1) and (2) of this section, may be paid by the corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the directors in the specific case upon receipt of an undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, if it ultimately is determined that he is entitled to be indemnified by the corporation.

         (6) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) A corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self-insurance on behalf of or for any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the corporation has a financial interest.

         (8) The authority of a corporation to indemnify persons pursuant to divisions (E)(1) and (2) of this section does not limit the payment of expenses as they are incurred, indemnification, insurance, or other protection that may be provided pursuant to divisions (E)(5), (6), and (7) of this section. Divisions (E)(1) and (2) of this section do not create any obligation to repay or return payments made by the corporation pursuant to divisions (E)(5), (6), or
(7).

         (9) As used in this division, references to "corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation, domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, shall stand in the same position under this section with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

           Second Amended Articles of Incorporation of Western Reserve

                                 ARTICLE EIGHTH

         EIGHTH: (1) The corporation may indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the corporation, by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorneys' fees, judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendre or its equivalent, shall not, of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

         (2) The corporation may indemnify or agree to indemnify any person who was or is a party, or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, except that no indemnification shall be made in respect of any claim, issue, or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the corporation unless, and only to the extent that the court of common pleas, or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability, but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper.

         (3) To the extent that a director, trustee, officer, employee, or agent has been successful on the merits or otherwise in defense of any action, suit, or proceeding referred to in sections (1) and (2) of this article, or in defense of any claim, issue, or matter therein, he shall be indemnified against expenses, including attorneys' fees, actually and reasonably incurred by him in connection therewith.

         (4) Any indemnification under sections (1) and (2) of this article, unless ordered by a court, shall be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, trustee, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in sections (1) and (2) of this article. Such determination shall be made (a) by a majority vote of a quorum consisting of directors of the indemnifying corporation who were not and are not parties to or threatened with any such action, suit, or proceeding, or
(b) if such a quorum is not obtainable or if a majority vote of a quorum of disinterested directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the corporation, or any person to be indemnified within the past five years, or (c) by the shareholders, or (d) by the court of common pleas or the court in which such action, suit, or proceeding was brought. Any determination made by the disinterested directors under section (4)(a) or by independent legal counsel under section (4)(b) of this article shall be promptly communicated to the person who threatened or brought the action or suit by or in the right of the corporation under section (2) of this article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

         (5) Expenses, including attorneys' fees incurred in defending any action, suit, or proceeding referred to in sections (1) and (2) of this article, may be paid by the corporation in advance of the final disposition of such action, suit, or proceeding as authorized by the directors in the specific case upon receipt of a written undertaking by or on behalf of the director, trustee, officer, employee, or agent to repay such amount, unless it shall ultimately be determined that he is entitled to be indemnified by the corporation as authorized in this article. If a majority vote of a quorum of disinterested directors so directs by resolution, said written undertaking need not be submitted to the corporation. Such a determination that a written undertaking need not be submitted to the corporation shall in no way affect the entitlement of indemnification as authorized by this article.

         (6) The indemnification provided by this article shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under the articles or the regulations or any agreement, vote of shareholders or disinterested directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, trustee, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

         (7) The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or is or was serving at the request of the corporation as a director, trustee, officer, employee, or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the corporation would have the power to indemnify him against such liability under this section.

         (8) As used in this section, references to "the corporation" include all constituent corporations in a consolidation or merger and the new or surviving corporation, so that any person who is or was a director, officer, employee, or agent of such a constituent corporation, or is or was serving at the request of such constituent corporation as a director, trustee, officer, employee or agent of another corporation (including a subsidiary of this corporation), domestic or foreign, nonprofit or for profit, partnership, joint venture, trust, or other enterprise shall stand in the same position under this article with respect to the new or surviving corporation as he would if he had served the new or surviving corporation in the same capacity.

         (9) The foregoing provisions of this article do not apply to any proceeding against any trustee, investment manager or other fiduciary of an employee benefit plan in such person's capacity as such, even though such person may also be an agent of this corporation. The corporation may indemnify such named fiduciaries of its employee benefit plans against all costs and expenses, judgments, fines, settlements or other amounts actually and reasonably incurred by or imposed upon said named fiduciary in connection with or arising out of any claim, demand, action, suit or proceeding in which the named fiduciary may be made a party by reason of being or having been a named fiduciary, to the same extent it indemnifies an agent of the corporation. To the extent that the corporation does not have the direct legal power to indemnify, the corporation may contract with the named fiduciaries of its employee benefit plans to indemnify them to the same extent as noted above. The corporation may purchase and maintain insurance on behalf of such named fiduciary covering any liability to the same extent that it contracts to indemnify.

                 Amended Code of Regulations of Western Reserve

                                    ARTICLE V

                    Indemnification of Directors and Officers

         Each Director, officer and member of a committee of this Corporation, and any person who may have served at the request of this Corporation as a Director, officer or member of a committee of any other corporation in which this Corporation owns shares of capital stock or of which this Corporation is a creditor (and his heirs, executors and administrators) shall be indemnified by the Corporation against all expenses, costs, judgments, decrees, fines or penalties as provided by, and to the extent allowed by, Article Eighth of the Corporation's Articles of Incorporation, as amended.

                              Rule 484 Undertaking

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers, and controlling persons of Western Reserve pursuant to the foregoing provisions or otherwise, Western Reserve has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Western Reserve of expenses incurred or paid by a director, officer or controlling person of Western Reserve in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Western Reserve will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 31. Principal Underwriter


         (a) AFSG Securities Corporation ("AFSG") is the principal underwriter for the Policies. AFSG currently serves as principal underwriter for the Retirement Builder Variable Annuity Account, Separate Account VA A, Separate Account VA B, Separate Account VA C, Separate Account VA D, Separate Account VA E, Separate Account VA F, Separate Account VA I, Separate Account VA J, Separate Account VA L, Separate Account VL A, Legacy Builder Variable Life Separate Account, Separate Account VA K, and Separate Account VA P of Transamerica Life Insurance Company; the Separate Account VA BNY, Separate Account C, TFLIC Series Life Account, TFLIC Series Annuity Account and TFLIC Series Annuity Account B of Transamerica Financial Life Insurance Company; the Separate Account I, Separate Account II and Separate Account V of Peoples Benefit Life Insurance Company; the WRL Series Life Account, WRL Series Annuity Account, WRL Series Annuity Account B and WRL Series Life Corporate Account of Western Reserve Life Assurance Co. of Ohio; Separate Account VA-2L, Transamerica Occidental Life Separate Account VUL-3, Separate Account VA G, Separate Account VA H, Transamerica Occidental Life Separate Account VUL-4, Transamerica Occidental Life Separate Account VUL-5, and Transamerica Occidental Life Separate Account VUL-6 of Transamerica Occidental Life Insurance Company; and Separate Account VA-8 of Transamerica Life Insurance and Annuity Company.

         (b)      Directors and Officers of AFSG

                                            PRINCIPAL BUSINESS
    NAME                                    ADDRESS                    POSITION AND OFFICES WITH UNDERWRITER
    ----                                    -------                    -------------------------------------
    Larry N. Norman                         (1)                        Director and President

    Anne M. Spaes                           (1)                        Director and Vice President

    Lisa A. Wachendorf                      (1)                        Director, Vice President and Chief Compliance Officer

    John K. Carter                          (2)                        Vice President

    William G. Cummings                     (2)                        Vice President

    Thomas R. Moriarty                      (2)                        Vice President

    Christopher G. Roetzer                  (2)                        Vice President

    Michael V. Williams                     (2)                        Vice President

    Frank A. Camp                           (1)                        Secretary

    Priscilla I. Hechler                    (2)                        Assistant Vice President and Assistant Secretary

    Thomas E. Pierpan                       (2)                        Assistant Vice President and Assistant Secretary

    Darin D. Smith                          (1)                        Vice President and Assistant Secretary

    Teresa L. Stolba                        (1)                        Assistant Compliance Officer

    Emily Bates                             (3)                        Assistant Treasurer

    Clifton W. Flenniken                    (4)                        Assistant Treasurer

(1)        4333 Edgewood Road, N.E., Cedar Rapids, IA  52499-0001

(2)        570 Carillon Parkway, St. Petersburg, FL  33716-1202

(3)        400 West Market Street, Louisville, Kentucky 40202

(4)        1111 North Charles Street, Baltimore, Maryland 21201


         (c)      Compensation to Principal Underwriter


                                            NET UNDERWRITING
    NAME OF PRINCIPAL                        DISCOUNTS AND            COMPENSATION ON        BROKERAGE
      UNDERWRITER                             COMMISSIONS                REDEMPTION          COMMISSIONS              COMMISSIONS
    -----------------                       ----------------          ---------------        -----------              -----------
AFSG Securities Corporation                         0                         0              $ 82,236,981 (1)                 0
                                                    0                         0              $104,819,449 (2)                 0
                                                    0                         0              $113,984,732 (3)                 0


(1)        fiscal year 2002

(2)        fiscal year 2001

(3)        fiscal year 2000

Item 32. Location of Accounts and Records


         All accounts, books, or other documents required to be maintained by
         Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained by the Registrant through Western Reserve at 570 Carillon Parkway, St. Petersburg, Florida 33716, 4800 140th Avenue North, Clearwater, Florida 33762 or 12855 Starkey Road, Largo, Florida 33773.


Item 33. Management Services

         Not Applicable

Item 34. Undertakings

         Western Reserve hereby represents that the fees and charges deducted under the WRL Freedom Elite Policies, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Western Reserve.

         Registrant promises to file a post-effective amendment to the Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable life policies may be accepted.

         Registrant furthermore agrees to include either as part of any application to purchase a Policy offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or a post card or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information.

         Registrant agrees to deliver any Statement of Additional Information and any financial statements required to be made available under this Form N-6 promptly upon written or oral request.

                                   SIGNATURES



       Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 7 to the Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of St. Petersburg, State of Florida, on this 22nd day of April, 2003.



                                WRL SERIES LIFE ACCOUNT
                                (Registrant)



                                By: /s/ Michael W.Kirby */
                                    --------------------------------------------
                                     Michael W. Kirby, Chairman of the Board and
                                     Chief Executive Officer of Western Reserve
                                     Life Assurance Co. of Ohio



                                WESTERN RESERVE LIFE ASSURANCE CO. OF OHIO
                                (Depositor)



                                 By:  /s/ Michael W.Kirby */
                                     -------------------------------------------
                                     Michael W. Kirby, Chairman of the Board and
                                     Chief Executive Officer



         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 7 to the Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:



Signature                                       Title                                           Date
---------                                       -----                                           ----
/s/ Michael W. Kirby                            Chairman of the Board                           April 22, 2003
-----------------------------------             and Chief Executive Officer
Michael W. Kirby */

/s/ Jerome C. Vahl                              Director and President                          April 22, 2003
-----------------------------------
Jerome C. Vahl */

 /s/ Brenda K. Clancy                           Director and Vice President                     April 22, 2003
-----------------------------------
Brenda K. Clancy */

/s/ Paul Reaburn                                Director and Vice President                     April 22, 2003
-----------------------------------
Paul Reaburn */

/s/ Kevin Bachmann                              Director and Vice President                     April 22, 2003
-----------------------------------
Kevin Bachmann

/s/ Allan J. Hamilton                           Vice President, Treasurer                       April 22, 2003
-----------------------------------             and Controller
Allan J. Hamilton

 /s/ Alan M. Yaeger                             Executive Vice President,                       April 22, 2003
-----------------------------------             Actuary and Chief Financial
Alan M. Yaeger                                  Officer




*/  /s/ Priscilla I. Hechler
-----------------------------------
     Signed by Priscilla I. Hechler
     As Attorney in Fact

                                  EXHIBIT INDEX

EXHIBIT           DESCRIPTION
NO.               OF EXHIBIT
-------           -----------
27(k)             Opinion and Consent of Thomas E. Pierpan, Esq. as to Legality
                  of Securities Being Registered

27(l)             Opinion and Consent of Lorne Schinbein as to Actuarial Matters
                  Pertaining to the Securities Being Registered

27(n)(i)          Written Consent of Sutherland Asbill & Brennan LLP

27(n)(ii)         Written Consent of Ernst & Young LLP